Registration No. 2-74288
                 811-3275

U. S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[ ]  Pre-Effective Amendment No.


[X]  Post-Effective Amendment  No. 91



REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940,
Amendment No. 93



SMITH BARNEY INVESTMENT FUNDS INC.

(Exact name of Registrant as Specified in Charter)
125 Broad Street, New York, New York 10004
(Address of Principal Executive Offices) (Zip Code)
(800)-451-2010
(Registrant's Telephone Number, including Area Code:)
Christina T. Sydor
300 First Stamford Place, Stamford, CT 06902
(Name and Address of Agent For Service)
Continuous
(Approximate Date of Proposed Public Offering)

It is proposed that this filing will become effective:

[ ]  immediately upon filing pursuant to Paragraph (b) of Rule 485

[X]  On August 28, 2003 pursuant to paragraph (b) of Rule 485

[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485 On (date) pursuant to paragraph (a)(1) of Rule 485

[ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485 [ ] On (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                  PROSPECTUS




                            SMITH BARNEY HANSBERGER
                               GLOBAL VALUE FUND


      Class A, B, L and Y Shares

      August 28, 2003




      The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.


[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed.(R)

[LOGO] Hansberger
Global Investors, Inc./R/

           ---------------------------------------------------------
  INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK  GUARANTEE . MAY LOSE VALUE
           ---------------------------------------------------------

Smith Barney Hansberger
Global Value Fund

  Contents



             Investments, risks and performance................  2
             More on the fund's investments....................  7
             Management........................................  8
             Choosing a class of shares to buy.................  9
             Comparing the fund's classes...................... 11
             Sales charges..................................... 12
             More about deferred sales charges................. 15
             Buying shares..................................... 16
             Exchanging shares................................. 17
             Redeeming shares.................................. 19
             Other things to know about share transactions..... 21
             Dividends, distributions and taxes................ 23
             Share price....................................... 25
             Financial highlights.............................. 26


The fund is a series of Smith Barney Investment Funds Inc., a Maryland corporation.


                                                      Smith Barney Mutual Funds

  Investments, risks and performance

Investment objective
The fund seeks long-term capital growth.

Principal investment strategies


Key investments The fund invests primarily in common stocks and other equity securities of U.S. and foreign companies, including those of emerging market issuers. Equity securities include exchange-traded and over-the-counter common stocks and preferred shares, debt securities convertible into equity securities and warrants and rights relating to equity securities. The fund may purchase foreign securities in the form of sponsored and unsponsored American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) or other securities representing underlying shares of foreign companies.


Selection process The subadviser uses a "bottom-up" approach to security selection, focusing primarily on identifying individual securities that meet the fund's value criteria. The fund seeks to invest in companies with low share prices relative to their earnings, cash flow and/or net asset value.

First, the subadviser uses fundamental analysis to identify a universe of securities of companies the subadviser believes are undervalued. Specifically, the subadviser uses proprietary valuation screens, internal and external research sources and other fundamental analysis to identify these undervalued securities. The subadviser considers companies in various industries and sectors, and searches a wide variety of countries and regions.

Once the subadviser has identified a range of securities that appear undervalued, the subadviser further analyzes each security to determine whether it meets the fund's strict value criteria. For each security, the subadviser considers economic and other fundamental factors, including:

[_]Sales and earnings growth
[_]New product development
[_]Cash flow
[_]Track record and structure of management

The subadviser will consider a security for investment in the fund only if it meets the fund's strict value criteria.


Smith Barney Hansberger Global Value Fund

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

[_] U.S. or foreign stock prices decline
[_] Adverse governmental action or political, economic or market instability affects a foreign country or region, which risks may be greater in emerging markets as described below
[_] Foreign companies fall out of favor with investors
[_] The currency in which a security is priced declines in value relative to the U.S. dollar
[_] The subadviser's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect

Many foreign countries in which the fund invests have markets that are less liquid and more volatile than markets in the U.S. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses.

Emerging markets investments involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions such as currency controls or seizure of private business or property may be more likely in emerging markets. Accordingly, the prices of securities of emerging market companies and the relative prices of emerging market currencies can be more volatile than those of developed countries.

Who may want to invest The fund may be an appropriate investment if you:

[_] Are seeking to invest for long-term capital appreciation in the global market
[_] Currently have exposure to domestic equity or fixed income investments and wish to broaden your investment portfolio
[_] Are willing to accept the risks of the stock market and the special risks of investing in foreign markets, including emerging markets


                                                      Smith Barney Mutual Funds

Performance information


The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund's average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information below show performance of the fund's Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, L and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, redemption of shares at the end of the period and the reinvestment of distributions and dividends. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.



                        Total Return -- Class A Shares




                 [CHART]

 1998     1999     2000      2001      2002
-------  ------  --------  -------   --------
(7.78)%  33.99%  (13.60)%  (11.18)%  (19.71)%

    Calendar years ended December 31



Highest and lowest quarter returns


(for periods shown in the bar chart)


Highest: 17.33% in 2nd quarter 1999


Lowest: (21.51)% in 3rd quarter 2002


Year-to-date through 06/30/03: 11.06%



Smith Barney Hansberger Global Value Fund

                         Average Annual Total Returns

                         (for periods ended 12/31/02)



                                                        Since   Inception
                                     1 Year  5 Years  Inception   Date
       Class A
        Return Before Taxes         (23.75)%  (6.28)%   (5.94)%  12/19/97
        Return After Taxes on
        Distributions/(1)/          (23.92)%  (6.45)%   (6.13)%
        Return After Taxes on
        Distributions and Sale of
        Fund Shares/(1)/            (14.59)%  (4.95)%   (4.71)%
       Other Classes (Return Before Taxes Only)
       Class B                      (24.38)%  (6.23)%   (5.72)%  12/19/97
       Class L                      (21.93)%  (6.24)%   (5.91)%  12/19/97
       Class Y                      (19.41)%    n/a     (6.68)%  03/10/98
       MSCI ACWI (All Country
       World Index) Free Index/(2)/ (19.32)%  (1.94)%   (1.52)%     *





/(1)/After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B, L and Y shares will vary.


/(2)/The MSCI ACWI Free Index represents the performance of 47 markets in both the developed and the emerging markets in Africa, Asia, Australia, Europe, North America and South America. Emerging markets represent approximately 9.5% and exclude shares which are not readily purchased by non-local investors. The Index is unmanaged and does not reflect deductions for fees, expenses or taxes.



 *Index comparison begins on 12/19/97. It is not possible to invest directly in the Index.



                                                      Smith Barney Mutual Funds

Fee table
This table sets forth the fees and expenses you may pay if you invest in fund shares.

                               Shareholder fees


   (fees paid directly from your investment) Class A Class B Class L Class Y
   Maximum sales charge (load) imposed
   on purchases (as a % of offering price)     5.00%    None   1.00%    None
   Maximum deferred sales charge (load)
   (as a % of the lower of net asset value
   at purchase or redemption)                  None*   5.00%   1.00%    None

                        Annual fund operating expenses

   (expenses deducted from fund assets)      Class A Class B Class L Class Y
   Management fee                              0.95%   0.95%   0.95%   0.95%
   Distribution and service (12b-1) fees       0.25%   1.00%   1.00%    None
   Other expenses                              0.34%   0.36%   0.39%   0.10%
                                             ------- ------- ------- -------
   Total annual fund operating expenses        1.54%   2.31%   2.34%   1.05%
                                             ======= ======= ======= =======



*You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.


Example
This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

[_]You invest $10,000 in the fund for the period shown
[_]You redeem all of your shares at the end of the period
[_]Your investment has a 5% return each year
[_]You reinvest all distributions and dividends without a sales charge

[_]The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same


                      Number of years you own your shares


                                           1 year 3 years 5 years 10 years
     Class A (with or without redemption)   $649  $  962  $1,297   $2,243
     Class B (redemption at end of period)  $734  $1,021  $1,335  $2,453*
     Class B (no redemption)                $234  $  721  $1,235  $2,453*
     Class L (redemption at end of period)  $435  $  823  $1,338   $2,749
     Class L (no redemption)                $335  $  823  $1,338   $2,749
     Class Y (with or without redemption)   $107  $  334  $  579   $1,283



*assumes conversion to Class A shares approximately eight years after purchase.




Smith Barney Hansberger Global Value Fund

  More on the fund's investments

More on foreign investing Investing in foreign issuers may involve unique risks. Some of these risks do not apply to larger more developed countries. However, these risks may be more pronounced to the extent the fund invests in emerging market countries or significantly in any one country.

[_]Information about foreign issuers or markets may be limited because of less rigorous disclosure and accounting standards or regulatory practices.


[_]Many foreign markets are smaller, less liquid and more volatile than U.S.
   markets. In a changing market, the sub-adviser may not be able to sell the fund's portfolio securities in amounts and at prices it considers reasonable.


[_]The U.S. dollar may appreciate against foreign currencies, or a foreign government may impose restrictions on currency conversion or trading.

[_]The economy of a foreign country may grow at a slower rate than expected or may experience a downturn or recession.

[_]Economic, political and social developments may adversely affect foreign securities markets.


[_]Foreign withholding and other taxes may reduce the fund's return.



Derivative contracts The fund may, but need not, use derivative contracts, such as Futures and options on securities, securities indexes, interest rates or currencies, or options on these Futures, to hedge against the economic impact of adverse changes in the market value of portfolio securities, because of changes in stock market prices, interest rates or currencies. A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities or indexes. Even a small investment in derivative contracts can have a big impact on the fund's stock, interest rate or currency exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets. The fund may invest in equity "swaps," which are derivative contracts that allow the fund to exchange domestically traded shares of securities for local shares of foreign securities.


Defensive investing The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.


                                                      Smith Barney Mutual Funds

  Management


Manager The fund's investment manager is Smith Barney Fund Management LLC ("SBFM" or the "manager"), an affiliate of Citigroup Global Markets Inc. ("CGM"). The manager's address is 399 Park Avenue, New York, New York 10022. The manager oversees the fund's investment operations and those of the subadviser. The manager and CGM are subsidiaries of Citigroup Inc. Citigroup businesses offer a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.



The fund's subadviser, Hansberger Global Investors, Inc., is located at 515 East Las Olas Boulevard, Suite 1300, Fort Lauderdale, Florida 33301. Hansberger Global Investors, Inc. is a wholly owned subsidiary of Hansberger Group, Inc. As of July 31, 2003, the subadviser had approximately $3.6 billion under management. Thomas L. Hansberger, Ronald W. Holt, Aureole L. W. Foong and Ajit Dayal are responsible for the day-to-day management of the fund's portfolio. Mr. Hansberger has been the chairman and chief executive officer of the subadviser since its inception. Prior thereto, he served as chairman, president, and chief executive officer of Templeton Worldwide, Inc., where he also was director of research and an officer, director, or primary portfolio manager for several Templeton mutual funds. Mr. Holt currently serves as the Managing Director of Global Research and Portfolio Manager at the subadviser where he has been employed since 1997. Prior to that time, Mr. Holt was a vice president in the corporate and institutional client group of Merrill Lynch. Mr. Foong is the Managing Director--Emerging Markets Research at the subadviser and joined the subadviser in 1997. Prior to joining the subadviser, Mr. Foong was a director of Peregrine Asset Management where he was responsible for several mutual funds and private accounts investing in regional Asian markets. Mr. Dayal is Deputy Chief Investment Officer of the subadviser, which he joined in 1998. Prior to joining the subadviser, Mr. Dayal was a portfolio manager of a venture capital fund for Walden International Investment Group, and before that, from 1992 to 1995, he was a director of all Jardine Fleming companies in India, with direct responsibility for research and investment management.


Management fee For its services, the manager received a fee during the fund's last fiscal year equal to 0.95% of the fund's average daily net assets.

Distribution plan The fund has adopted a Rule 12b-1 distribution plan for its Class A, B and L shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.


Smith Barney Hansberger Global Value Fund

In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.


Transfer agent and shareholder servicing agent Citicorp Trust Bank, fsb serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Global Fund Services to serve as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will perform certain functions including shareholder recordkeeping and accounting services.


  Choosing a class of shares to buy

You can choose among four classes of shares: Classes A, B, L and Y. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of the investment.


[_]If you plan to invest regularly or in large amounts, buying Class A shares, or, if you meet the minimum investment requirement, Class Y shares, may help you reduce sales charges and ongoing expenses.

[_]For Class B shares, all of your purchase amount and, for Class L shares, more of your purchase amount (compared to Class A shares) will be immediately invested. This may help offset the higher expenses of Class B and Class L shares, but only if the fund performs well.
[_]Class L shares have a shorter deferred sales charge period than Class B shares. However, because Class B shares convert to Class A shares, and Class L shares do not, Class B shares may be more attractive to long-term investors.

You may buy shares from:

[_]A broker-dealer, financial intermediary, financial institution or a distributor's financial consultants (each called a "Service Agent"). [_]The fund, but only if you are investing through certain qualified plans or
   Service Agents.

All Classes of shares are not available through all Service Agents. You should contact your Service Agent for further information.


                                                      Smith Barney Mutual Funds

Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.



                                            Initial           Additional
                                  Classes A, B, L   Class Y   All Classes
 General                              $1,000      $15 million     $50
 IRAs, Self Employed
 Retirement Plans, Uniform
 Gifts or Transfers to Minor
 Accounts                              $250       $15 million     $50
 Qualified Retirement Plans*           $25        $15 million     $25
 Simple IRAs                            $1            n/a         $1
 Monthly Systematic Investment
 Plans                                 $25            n/a         $25
 Quarterly Systematic Investment
 Plans                                 $50            n/a         $50



* Qualified Retirement Plans are retirement plans qualified under
Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans.



Smith Barney Hansberger Global Value Fund

  Comparing the fund's classes

Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.


                    Class A            Class B           Class L          Class Y
Key features   .Initial sales     .No initial sales .Initial sales    .No initial or
                charge             charge            charge is lower   deferred sales
               .You may qual-     .Deferred sales    than Class A      charge
                ify for reduc-     charge de-       .Deferred sales   .Must invest at
                tion or waiver     clines over       charge for only   least $15 mil-
                of initial sales   time              1 year            lion
                charge            .Converts to      .Does not con-    .Lower annual
               .Lower annual       Class A after 8   vert to Class A   expenses than
                expenses than      years            .Higher annual     the other
                Class B and       .Higher annual     expenses than     classes
                Class L            expenses than     Class A
                                   Class A
--------------------------------------------------------------------------------------
Initial sales   Up to 5.00%;       None              1.00%             None
charge          reduced for
                large
                purchases and
                waived for
                certain
                investors. No
                charge for
                purchases of
                $1,000,000 or
                more
--------------------------------------------------------------------------------------
Deferred sales  1.00% on           Up to 5.00%       1.00% if you      None
charge          purchases of       charged when      redeem within
                $1,000,000 or      you redeem        1 year of
                more if you        shares. The       purchase
                redeem within      charge is
                1 year of          reduced over
                purchase           time and there
                                   is no deferred
                                   sales charge
                                   after 5 years
--------------------------------------------------------------------------------------
Annual          0.25% of           1.00% of          1.00% of          None
distribution    average daily      average daily     average daily
and service     net assets         net assets        net assets
fees
--------------------------------------------------------------------------------------
Exchange        Class A shares     Class B shares    Class L shares    Class Y shares
Privilege*      of most Smith      of most Smith     of most Smith     of most Smith
                Barney funds       Barney funds      Barney funds      Barney funds
--------------------------------------------------------------------------------------


* Ask your Service Agent for the Smith Barney funds available for exchange.



                                                      Smith Barney Mutual Funds

  Sales charges

Class A shares
You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase.


The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund. The distributor keeps up to approximately 10% of the sales charges imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares serviced by them.




                                                              Broker/Dealer
                                       Sales Charge as a % of  Commission
                                       -----------------------  as a % of
                                       Offering   Net Amount    Offering
     Amount of Purchase                Price (%) Invested (%)     Price
     Less than $25,000                   5.00        5.26            4.50
     $25,000 but less than $50,000       4.25        4.44            3.83
     $50,000 but less than $100,000      3.75        3.90            3.38
     $100,000 but less than $250,000     3.25        3.36            2.93
     $250,000 but less than $500,000     2.75        2.83            2.48
     $500,000 but less than $1,000,000   2.00        2.04            1.80
     $1,000,000 or more                   -0-         -0-      up to 1.00*


* A distributor pays up to 1.00% to a Service Agent.



Investments of $1,000,000 or more You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1.00%.


Qualifying for a reduced Class A sales charge There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule.


Smith Barney Hansberger Global Value Fund

Accumulation privilege - lets you combine the current value of Class A shares owned

 [_]by you, or
 [_]by members of your immediate family,

  and for which a sales charge was paid, with the amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of intent - lets you purchase Class A shares of the fund and other Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include purchases on which you paid a sales charge within 90 days before you sign the letter.

Waivers for certain Class A investors Class A initial sales charges are waived for certain types of investors, including:

[_]Employees of NASD members
[_]Investors participating in a fee-based program sponsored by certain broker-dealers affiliated with Citigroup
[_]Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor's Service Agent is notified

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent or consult the Statement of Additional Information ("SAI").


                                                      Smith Barney Mutual Funds

Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.


           Year after purchase   1st 2nd 3rd 4th 5th 6th through 8th
           Deferred sales charge 5%  4%  3%  2%  1%        0%


Service Agents selling Class B shares receive commissions of up to 4.00% of the purchase price of the Class B shares they sell. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares serviced by them.



Class B conversion After eight years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:



    Shares Issued:             Shares Issued:         Shares Issued:
    at Initial                 on Reinvestment of     Upon Exchange from
    Purchase                   Dividends and          Another Smith Barney
                               Distributions          Fund
    Eight years after the date In same proportion     On the date the shares
    of purchase payment        as the number of       originally acquired
                               Class B shares         would have converted
                               converting is to total into Class A shares
                               Class B shares you
                               own (excluding
                               shares issued as a
                               dividend)


Class L shares

You buy Class L shares at the offering price, which is the net asset value plus a sales charge of 1.00% (1.01% of the net amount invested). In addition, if you redeem your Class L shares within one year of purchase, you will pay a deferred sales charge of 1.00%. If you held Class C shares of the fund and/or other Smith Barney Funds on June 12, 1998, you will not pay an initial sales charge on Class L shares you buy before June 22, 2004.


Service Agents selling Class L shares receive a commission of up to 2.00% of the purchase price of the Class L shares they sell. Starting in the thirteenth month after purchase, Service Agents also receive an annual fee of up to 1.00% of the average daily net assets represented by the Class L shares serviced by them.


Smith Barney Hansberger Global Value Fund

Class Y shares


You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest at least $5,000,000.


  More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less. Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

[_]Shares exchanged for shares of another Smith Barney fund
[_]Shares representing reinvested distributions and dividends
[_]Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund's distributor receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Deferred sales charge waivers

The deferred sales charge for each share class will generally be waived:

[_]On payments made through certain systematic withdrawal plans
[_]On certain distributions from a retirement plan
[_]For involuntary redemptions of small account balances
[_]For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent or consult the SAI.


                                                      Smith Barney Mutual Funds

  Buying shares

          Through a You should contact your Service Agent to open a Service Agent brokerage account and make arrangements to buy shares.

                    If you do not provide the following information, your order will be rejected:
                    [_]Class of shares being bought
                    [_]Dollar amount or number of shares being bought
                    Your Service Agent may charge an annual account maintenance fee.
   --------------------------------------------------------------------------
   Through the fund Qualified retirement plans and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

                    [_]Write the fund at the following address:
                       Smith Barney Investment Funds Inc.
                       Smith Barney Hansberger Global Value Fund
                       (Specify class of shares)
                       c/o PFPC Global Fund Services
                       P.O. Box 9699
                       Providence, RI 02940-9699

                    [_]Enclose a check to pay for the shares. For initial
                       purchases, complete and send an account
                       application.
                    [_]For more information, please call Smith Barney
                       Shareholder Services at 1-800-451-2010.
   --------------------------------------------------------------------------
          Through a You may authorize your Service Agent or the sub-systematic transfer agent to transfer funds automatically from (i) a investment plan regular bank account, (ii) cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds in order to buy shares on a regular basis.

                    [_]Amounts transferred should be at least:
                       $25 monthly or $50 quarterly
                    [_]If you do not have sufficient funds in your account
                       on a transfer date, your Service Agent or the sub-transfer agent may charge you a fee

                    For more information, contact your Service Agent or the transfer agent or consult the SAI.


Smith Barney Hansberger Global Value Fund

  Exchanging shares


   Smith Barney offers You should contact your Service Agent to exchange into a distinctive family other Smith Barney funds. Be sure to read the of funds tailored prospectus of the Smith Barney fund into which you are to help meet the exchanging. An exchange is a taxable transaction. varying needs of both large and [_]You may exchange shares only for shares of the same
       small investors    class of another Smith Barney fund. Not all Smith
                          Barney funds offer all classes.
                       [_]Not all Smith Barney funds may be offered in your
                          state of residence. Contact your Service Agent or
                          the transfer agent for further information.
                       [_]Exchanges of Class A, Class B and Class L shares
                          are subject to minimum investment requirements
                          (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made.
                       [_]If you hold share certificates, the transfer agent
                          must receive the certificates endorsed for transfer or with signed stock powers (documents transferring owner- ship of certificates) before the exchange is effective.
                       [_]The fund may suspend or terminate your exchange
                          privilege if you engage in an excessive pattern of exchanges.

  ----------------------------------------------------------------------------
             Waiver of Your shares will not be subject to an initial sales additional sales charge at the time of the exchange.
               charges
                       Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a deferred sales charge. If the fund into which you exchange has a higher deferred sales charge, you will be subject to that charge. If you ex-change at any time into a fund with a lower charge, the sales charge will not be reduced.



                                                      Smith Barney Mutual Funds

      By telephone If you do not have a brokerage account with a Service
                   Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange is open. Call Smith Barney Share-holder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the Exchange are priced at the net asset value next determined.

                   You can make telephone exchanges only between ac-counts that have identical registrations.

      --------------------------------------------------------------------
           By mail If you do not have a brokerage account, contact your Service Agent or write to the sub-transfer agent at the address on the following page.



Smith Barney Hansberger Global Value Fund

  Redeeming shares

       Generally Contact your Service Agent to redeem shares of the fund.

                 If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the redemption is ef-fective.

                 If the shares are held by a fiduciary or corporation, other documents may be required.

                 Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

                 If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your ac-count and not reinvested without your specific in-struction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

       -----------------------------------------------------------------
         By mail For accounts held directly at the fund, send written requests to the fund at the following address:

                     Smith Barney Investment Funds Inc.
                     Smith Barney Hansberger Global Value Fund
                     (Specify class of shares)
                     c/o PFPC Global Fund Services
                     P.O. Box 9699
                     Providence, RI 02940-9699

                 Your written request must provide the following:

                 [_]The name of the fund and account number
                 [_]The class of shares and the dollar amount or num-
                    ber of shares to be redeemed
                 [_]Signatures of each owner exactly as the account is
                    registered


                                                      Smith Barney Mutual Funds

    By telephone If you do not have a brokerage account with a Service
                 Agent, you may be eligible to redeem shares (except those held in retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone re-demptions. If eligible, you may request redemptions by telephone on any day the New York Stock Exchange is open. Call Smith Barney Shareholder Services at 1-800-
                 451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Requests received after the close of regular trad-ing on the Exchange are priced at the net asset value next determined.

                 Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer
                 (ACH) to a bank account designated on your author-ization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The sub-transfer agent may charge a fee on a wire or an electronic transfer (ACH).

--------------------------------------------------------------------------------
  Automatic cash You can arrange for the automatic redemption of a withdrawal plans portion of your shares on a monthly or quarterly basis.
                 To qualify you must own shares of the fund with a value
                 of at least $10,000 ($5,000 for retirement plan accounts)
                 and each automatic redemption must be at least $50. If
                 your shares are subject to a deferred sales charge, the
                 sales charge will be waived if your automatic payments
                 do not exceed 1.00% per month of the value of your
                 shares subject to a deferred sales charge.

                 The following conditions apply:

                 [_]Your shares must not be represented by certificates
                 [_]All dividends and distributions must be reinvested

                 For more information, contact your Service Agent or consult the SAI.



Smith Barney Hansberger Global Value Fund

  Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

[_]Name of the fund
[_]Account number
[_]Class of shares being bought, exchanged or redeemed
[_]Dollar amount or number of shares being bought, exchanged or redeemed
[_]Signature of each owner exactly as the account is registered


The fund's sub-transfer agent will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund, the transfer agent, nor the sub-transfer agent will bear any liability for such transactions.


Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

[_]Are redeeming over $50,000
[_]Are sending signed share certificates or stock powers to the sub-transfer agent
[_]Instruct the sub-transfer agent to mail the check to an address different from the one on your account
[_]Changed your account registration
[_]Want the check paid to someone other than the account owner(s)
[_]Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

[_]Suspend the offering of shares
[_]Waive or change minimum and additional investment amounts
[_]Reject any purchase or exchange order
[_]Change, revoke or suspend the exchange privilege
[_]Suspend telephone transactions


                                                      Smith Barney Mutual Funds

[_]Suspend or postpone redemptions of shares on any day when trading on the New
   York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission

[_]Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions If your account falls below $500 ($250 for IRA accounts) because of a redemption of fund shares, the fund may ask you to bring your account up to the applicable minimum investment amount. If you choose not to do so within 60 days, the fund may close your account and send you the redemption proceeds.

The fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, contact the Service Agent, the transfer agent or consult the SAI.

Excessive exchange transactions The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other shareholders. If so, the fund may limit additional purchases and/or exchanges by a shareholder.




Smith Barney Hansberger Global Value Fund

  Dividends, distributions and taxes


Dividends and distributions The fund generally pays dividends and makes distributions of long-term capital gains, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from capital gains. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, the transfer agent or the sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, the transfer agent or the sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.



Taxes In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the fund.



           Transaction                          Federal tax status
          Redemption or exchange of shares      Usually capital gain or
                                                loss; long-term only if
                                                shares owned more than
                                                one year
          Long-term capital gain distributions  Long-term capital gain
          Dividends                             Ordinary income
                                                (potentially taxable at
                                                long-term capital gain
                                                rates)



Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding period and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to "qualified dividend income" received by the fund. "Qualified dividend income" generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.



                                                      Smith Barney Mutual Funds

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a dividend because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.


 Smith Barney Hansberger Global Value Fund

  Share price

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time). The Exchange is closed on certain holidays listed in the SAI.


The fund generally values its fund securities based on market prices or quotations. The fund's currency conversions are done when the London Stock Exchange closes. When reliable market prices or quotations are not readily available, or when the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price those securities at fair value. Fair value is determined in accordance with procedures approved by the fund's Board. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities.


International markets may be open on days when U.S. markets are closed, and the value of foreign securities owned by the fund could change on days when you cannot buy or redeem shares.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the fund's sub-transfer agent before the New York Stock Exchange closes. If the New York Stock Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

Service Agents must transmit all orders to buy, exchange or redeem shares to the fund's sub-transfer agent before the sub-transfer agent's close of business.


                                                      Smith Barney Mutual Funds

  Financial highlights


The financial highlights tables are intended to help you understand the performance of each class for the past 5 years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The following tables have been audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request).


  For a Class A share of capital stock outstanding throughout each year ended April 30, except where noted:



                                    2003/(1)/ 2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)/
-------------------------------------------------------------------------------------
Net asset value, beginning of year  $ 10.86    $11.79   $ 13.14   $ 12.00   $ 12.99
-------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income                 0.06      0.04      0.05      0.06      0.37
 Net realized and unrealized gain
  (loss)                              (2.20)    (0.94)    (1.38)     1.11     (1.24)
-------------------------------------------------------------------------------------
Total income (loss) from operations   (2.14)    (0.90)    (1.33)     1.17     (0.87)
-------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                (0.05)    (0.03)    (0.02)    (0.03)    (0.12)
-------------------------------------------------------------------------------------
Total distributions                   (0.05)    (0.03)    (0.02)    (0.03)    (0.12)
-------------------------------------------------------------------------------------
Net asset value, end of year        $  8.67    $10.86   $ 11.79   $ 13.14   $ 12.00
-------------------------------------------------------------------------------------
Total return                         (19.71)%   (7.61)%  (10.10)%    9.75%    (6.56)%
-------------------------------------------------------------------------------------
Net assets, end of year (000)'s     $ 5,280    $7,704   $10,367   $18,339   $16,974
-------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                              1.54%     1.56%     1.49%     1.42%     1.55%
 Net investment income                 0.65      0.35      0.39      0.48      3.42
-------------------------------------------------------------------------------------
Portfolio turnover rate                  36%       43%       74%       50%       28%
-------------------------------------------------------------------------------------



/(1)/Per share amounts have been calculated using the monthly average shares method.





Smith Barney Hansberger Global Value Fund

  For a Class B share of capital stock outstanding throughout each year ended April 30, except where noted:

                                   2003/(1)/ 2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)/
------------------------------------------------------------------------------------
Net asset value, beginning of year $ 10.66   $ 11.62   $ 13.03   $ 11.97   $ 12.96
------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income (loss)        (0.01)    (0.04)    (0.05)    (0.04)     0.29
 Net realized and unrealized gain
  (loss)                             (2.16)    (0.92)    (1.36)     1.10     (1.24)
------------------------------------------------------------------------------------
Total income (loss) from
 operations                          (2.17)    (0.96)    (1.41)     1.06     (0.95)
------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                  --        --        --        --     (0.04)
------------------------------------------------------------------------------------
Total distributions                     --        --        --        --     (0.04)
------------------------------------------------------------------------------------
Net asset value, end of year       $  8.49   $ 10.66   $ 11.62   $ 13.03   $ 11.97
------------------------------------------------------------------------------------
Total return                        (20.36)%   (8.26)%  (10.82)%    8.86%    (7.27)%
------------------------------------------------------------------------------------
Net assets, end of year (000)'s    $ 8,831   $13,993   $20,476   $32,024   $33,316
------------------------------------------------------------------------------------
Ratio to average net assets:
 expenses                             2.31%     2.31%     2.29%     2.19%     2.30%
 Net investment income (loss)        (0.13)    (0.33)    (0.39)    (0.32)     2.66
------------------------------------------------------------------------------------
Portfolio turnover rate                 36%       43%       74%       50%       28%
------------------------------------------------------------------------------------



/(1)/Per share amounts have been calculated using the monthly average shares method.



                                                      Smith Barney Mutual Funds

  For a Class L share of capital stock outstanding throughout each year ended April 30, except where noted:



                                    2003/(1)/ 2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)(2)/
----------------------------------------------------------------------------------------
Net asset value, beginning of year  $ 10.65    $11.62   $ 13.02    $11.97     $12.96
----------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income (loss)         (0.01)    (0.04)    (0.05)    (0.04)      0.29
 Net realized and unrealized gain
  (loss)                              (2.15)    (0.93)    (1.35)     1.09      (1.24)
----------------------------------------------------------------------------------------
Total income (loss) from operations   (2.16)    (0.97)    (1.40)     1.05      (0.95)
----------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                   --        --        --        --      (0.04)
----------------------------------------------------------------------------------------
Total distributions                      --        --        --        --      (0.04)
----------------------------------------------------------------------------------------
Net asset value, end of year        $  8.49    $10.65   $ 11.62    $13.02     $11.97
----------------------------------------------------------------------------------------
Total return                         (20.28)%   (8.35)%  (10.75)%    8.77%     (7.27)%
----------------------------------------------------------------------------------------
Net assets, end of year (000)'s     $ 3,189    $4,680   $ 6,094    $8,886     $8,725
----------------------------------------------------------------------------------------
Ratio to average net assets:
 Expenses                              2.34%     2.35%     2.29%     2.21%      2.30%
 Net investment income (loss)         (0.14)    (0.37)    (0.44)    (0.34)%     2.67
----------------------------------------------------------------------------------------
Portfolio turnover rate                  36%       43%       74%       50%        28%
----------------------------------------------------------------------------------------


/(1)/Per share amounts have been calculated using the monthly average shares method.
/(2)/On June 12, 1998, Class C shares were renamed Class L shares.




Smith Barney Hansberger Global Value Fund

  For a Class Y share of capital stock outstanding throughout each year ended April 30, except where noted:

                                 2003/(1)/  2002/(1)/  2001/(1)/ 2000/(1)/  1999/(1)/
-------------------------------------------------------------------------------------
Net asset value, beginning of
 year                           $  10.87   $  11.81   $  13.16   $  12.03  $  13.00
-------------------------------------------------------------------------------------
Income (loss) from
 operations:
 Net investment income              0.11       0.10       0.10       0.11      0.40
 Net realized and unrealized
  gain (loss)                      (2.21)     (0.95)     (1.37)      1.10     (1.22)
-------------------------------------------------------------------------------------
Total income (loss) from
 operations                        (2.10)     (0.85)     (1.27)      1.21     (0.82)
-------------------------------------------------------------------------------------
Less distributions from:
 Net investment income             (0.08)     (0.09)     (0.08)     (0.08)    (0.15)
-------------------------------------------------------------------------------------
Total distributions                (0.08)     (0.09)     (0.08)     (0.08)    (0.15)
-------------------------------------------------------------------------------------
Net asset value, end of year    $   8.69   $  10.87   $  11.81   $  13.16  $  12.03
-------------------------------------------------------------------------------------
Total return                      (19.30)%    (7.16)%    (9.64)%    10.07%    (6.17)%
-------------------------------------------------------------------------------------
Net assets, end of year (000)'s $118,946   $159,333   $180,709   $185,122  $159,574
-------------------------------------------------------------------------------------
Ratio to average net assets:
 Expenses                           1.05%      1.04%      1.06%      1.06%     1.10%
 Net investment income              1.18       0.92       0.81       0.81      3.73
-------------------------------------------------------------------------------------
Portfolio turnover rate               36%        43%        74%        50%       28%
-------------------------------------------------------------------------------------


/(1)/Per share amounts have been calculated using the monthly average shares method.




                                                      Smith Barney Mutual Funds

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed(R)

Smith Barney
Hansberger
Global Value Fund

An investment portfolio of Smith Barney Investment Funds Inc.


Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.


The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.


Statement of Additional Information The Statement of Additional Information provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.



You can make inquiries about the fund or obtain shareholder reports or the Statement of Additional Information (without charge) by contacting your Service Agent, by calling Smith Barney Shareholder Services at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.



Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.



If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.



Your Serious Money. Professionally Managed.(R) is a registered service mark of Citigroup Global Markets Inc.



(Investment Company Act file
no. 811-03275)

FD01337 8/03

                                 SMITH BARNEY
                              PREMIER SELECTIONS

                              ALL CAP GROWTH FUND
                              GLOBAL GROWTH FUND
                                LARGE CAP FUND

      Class A, B, L and Y shares

      August 28, 2003




      The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.



[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./r/


  INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK  GUARANTEE . MAY LOSE VALUE


                                  PROSPECTUS

Smith Barney Premier Selections

  Contents

Premier Selections All Cap Growth Fund...................  2

   Investments, risks and performance....................  2

   More on the fund's investments........................ 10

Premier Selections Global Growth Fund.................... 12

   Investments, risks and performance.................... 12

   More on the fund's investments........................ 19

Premier Selections Large Cap Fund........................ 21

   Investments, risks and performance.................... 21

   More on the fund's investments........................ 27

Management............................................... 28

Choosing a class of shares to buy........................ 30

Comparing the funds' classes............................. 31

Sales charges............................................ 32

More about deferred sales charges........................ 35

Buying shares............................................ 36

Exchanging shares........................................ 37

Redeeming shares......................................... 38

Other things to know about share transactions............ 41

Dividends, distributions and taxes....................... 42

Share price.............................................. 44

Financial highlights..................................... 45

All three funds are separate series of Smith Barney Investment Funds Inc., a Maryland corporation.

                                                      Smith Barney Mutual Funds

Premier Selections All Cap Growth Fund

  Investments, risks and performance

The Premier Selections All Cap Growth Fund is made up of a Large Cap Growth segment, Mid Cap Growth segment and a Small Cap Growth segment (collectively the "All Cap Growth Fund").

Investment objective
Long-term capital growth.

Principal investment strategies
Key investments
Large Cap Growth segment This segment invests primarily in equity securities of companies with large market capitalizations. Large capitalization companies are those whose market capitalizations are within the market capitalization range of companies in the Russell 1000 Growth Index at the time of this segment's investment. The size of the companies in the Index changes with market conditions and the composition of the Index. Equity securities include U.S. exchange-traded and over-the-counter common stocks, preferred stocks, debt securities convertible into equity securities, and warrants and rights relating to equity securities.

Mid Cap Growth segment This segment invests primarily in equity securities of medium sized companies. Medium sized companies are those whose market capitalizations are within the market capitalization range of companies in the S&P MidCap 400 Index at the time of this segment's investment. The size of the companies in the Index changes with market conditions and the composition of the Index. Equity securities include exchange-traded and over-the-counter common stocks, preferred stocks, debt securities convertible into equity securities and warrants and rights relating to equity securities.

Small Cap Growth segment This segment invests primarily in equity securities of companies that possess a market capitalization within the market capitalization range of companies in the Russell 2000 Growth Index at the time of this segment's investment. The size of the companies in the Index changes with market conditions and the composition of the Index. Equity securities include exchange-traded and over-the-counter common stocks, preferred stocks, debt securities convertible into equity securities and warrants and rights relating to equity securities.

Smith Barney Premier Selections Funds

All segments

Foreign investments The All Cap Growth Fund may invest up to 25% of its assets (at the time of investment) in foreign securities. The All Cap Growth Fund may invest directly in foreign issuers or invest in depository receipts. The All Cap Growth Fund's investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers. Because the value of a depository receipt is dependent upon the market price of an underlying foreign security, depository receipts are subject to most of the risks associated with investing in foreign securities directly. Foreign countries generally have markets that are less liquid and more volatile than markets in the U.S. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses.



Selection process The All Cap Growth Fund's strategy is to combine the efforts of three segment managers and to invest in the stock selections considered most attractive in the opinion of each segment manager. Each segment manager builds a portfolio of stocks which he believes will offer superior long-term capital growth potential. The target allocations are 40% to the Large Cap Growth segment and 30% to each of the Mid Cap and Small Cap Growth segments. In connection with the execution of purchases and sales, each segment may hold temporarily more or fewer assets than represented by its designated segment of the All Cap Growth Fund's assets. The amount to be invested by the All Cap Growth Fund in any particular security will be determined by Smith Barney Fund Management LLC ("SBFM" or the "Manager") based on the recommendation of the segment managers.


In order to maintain approximately the target allocations of the All Cap Growth Fund's assets among the three segments, the Manager will:

.. Divide all daily cash inflows (purchases and reinvested distributions) and outflows (redemptions and expense items) among the three segments, as appropriate

.. Rebalance the allocation of securities in the All Cap Growth Fund's portfolio at any time the percentage of the All Cap Growth Fund's portfolio invested in any of the Large Cap, Mid Cap or Small Cap Growth segment's securities diverges by at least 10% from the target allocation for a period of more than 10 days


As a consequence of its efforts to maintain assets at targeted percentages, the Manager will allocate assets and rebalance when necessary by (1) allocating cash inflow to portfolio segments that are below their

                                                      Smith Barney Mutual Funds
targeted percentages, or (2) by selling securities in a portfolio segment that exceeds its targeted percentage with proceeds being reallocated to a portfolio segment that is below its targeted percentage. Reallocations may result in early recognition of taxable gains and in additional transaction costs to the extent the sales of securities as part of these reallocations result in higher portfolio turnover. In addition, if one segment manager buys a security during a time frame when another segment manager sells it, the net position of the All Cap Growth Fund in the security may be approximately the same as it would have been with a single segment manager and no such sale and purchase. The Manager will consider these costs in determining the allocation and reallocation of assets. Where possible, in these instances, the Manager will seek to avoid transaction costs.

Large Cap Growth segment The Large Cap Growth segment manager emphasizes individual security selection while diversifying this segment of the All Cap Growth Fund's investments across industries, which may help to reduce risk. The Large Cap Growth segment manager attempts to identify established large capitalization companies with the highest growth potential. The Large Cap Growth segment manager then analyzes each company in detail, ranking its management, strategy and competitive market position. Finally, the Large Cap Growth segment manager attempts to identify the best values available among the growth companies identified.

In selecting individual companies for investment, the Large Cap Growth segment manager considers:

..  Favorable earnings prospects
..  Technological innovation
..  Industry dominance
..  Competitive products and services
..  Global scope

..  Long-term operating history

..  Consistent and sustainable long-term growth in dividends and earnings per share
..  Strong cash flow
..  High return on equity
..  Strong financial condition
..  Experienced and effective management

Mid Cap Growth segment The Mid Cap Growth segment manager focuses on medium capitalization companies that exhibit attractive growth characteristics. The Mid Cap Growth segment manager selects individual "growth" stocks for investment in two ways: by identifying those companies which exhibit the most favorable growth prospects and by identifying those

Smith Barney Premier Selections Funds
companies in the Mid Cap Growth segment's size range which have favorable valuations relative to their growth characteristics. This strategy is commonly known as "growth at a reasonable price" and offers investors style diversification. In selecting individual companies for investment, the Mid Cap Growth segment manager considers:

..  Growth characteristics, including high historic growth rates and high relative growth compared with companies in the same industry or sector
..  Increasing profits and sales
..  Competitive advantages that could be more fully exploited by a company
..  Skilled management committed to long-term growth
..  Potential for a long-term investment by this segment of the All Cap Growth
   Fund

The Mid Cap Growth segment manager uses fundamental research to find stocks with strong growth potential and also uses quantitative analysis to determine whether these stocks are relatively undervalued or overvalued compared to stocks with similar fundamental characteristics. The Mid Cap Growth segment manager's valuations determine whether and when this segment of the All Cap Growth Fund will purchase or sell the stocks it identifies through fundamental research.

Small Cap Growth segment The Small Cap Growth segment manager focuses on small capitalization companies that exhibit attractive growth characteristics. The Small Cap Growth segment manager selects individual stocks for investment by identifying those companies which exhibit the most favorable growth prospects. In selecting individual companies for investment, the Small Cap Growth segment manager considers:

..  Growth characteristics, including high historic growth rates and high forecasted growth of sales and profits and a high return on equity
..  Innovative companies at the cutting edge of positive and dynamic demographic and economic trends
..  Products and services that give a company a competitive advantage
..  Skilled management committed to long-term growth
..  Potential for a long-term investment by this segment of the All Cap Growth
   Fund

The Small Cap Growth segment manager uses a disciplined investment process to identify small growth companies it believes are financially sound and that exhibit the potential to become much larger and more successful. Elements of this process include fundamental research, evaluation of key management and screening techniques.


                                                      Smith Barney Mutual Funds

Principal risks of investing in the All Cap Growth Fund
Investors could lose money on their investments in the All Cap Growth Fund, or the All Cap Growth Fund may not perform as well as other investments, if:


.. U.S. stock markets decline or perform poorly relative to other types of investments

.. An adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the All Cap Growth Fund invests
..  Large cap stocks fall out of favor with investors

.. A segment manager's judgment about the attractiveness, growth prospects or potential appreciation of a particular stock proves to be incorrect

.. Mid or small cap stocks fall out of favor with investors. Because 30% of the All Cap Growth Fund's assets are invested primarily in mid cap companies and 30% of the All Cap Growth Fund's assets are invested primarily in small cap companies, an investment in the All Cap Growth Fund may be more volatile and more susceptible to loss than an investment in a fund which invests primarily in large cap companies. Mid and small cap companies may have more limited product lines, markets and financial resources than large cap companies. They may have shorter operating histories and less mature businesses. While mid cap companies generally have more established businesses than small cap companies, the prices of mid cap stocks tend to be more volatile than the prices of large cap stocks. In addition, small cap stocks may be less liquid than large cap stocks.
.. Key economic trends become materially unfavorable, such as rising interest rates and levels of inflation or slowdown of economic growth

Who may want to invest The All Cap Growth Fund may be an appropriate investment if you:

..  Are seeking to participate in the long-term growth potential of the U.S.
   stock market
..  Are looking for an investment with potentially greater return but higher risk than fixed income investments
..  Are willing to accept the risks of the stock market
.. Are looking for an investment with potentially greater return but higher risk than a fund that invests primarily in large cap companies


Smith Barney Premier Selections Funds

..  Are seeking to participate in the long-term potential of small cap growth companies
..  Are willing to accept the special risks and potential long-term rewards of investing in smaller companies with limited track records
..  Are seeking equity diversification


Performance information


The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund's average annual returns compare with the returns of broad-based securities market indexes. The bar chart and the information below show performance of the fund's Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, L and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, redemption of shares at the end of the period and the reinvestment of distributions and dividends. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.



                        Total Return -- Class A Shares




                                    [CHART]

  2001        2002
--------    --------
(16.75)%    (28.64)%

                        Calendar year ended December 31



Highest and Lowest Quarter Returns


(for periods shown in the bar chart)


Highest: 19.01% in 4th quarter 2001


Lowest: (22.15)% in 3rd quarter 2001


Year-to-date through 06/30/03: 13.60%


                                                      Smith Barney Mutual Funds

                         Average Annual Total Returns


                         (for periods ended 12/31/02)







                                                        Since   Inception
                                              1 year  Inception   Date
Class A                                                         06/30/00
Return before taxes                          (32.17)%  (24.03)%
Return after taxes on distributions/(1)/     (32.17)%  (24.03)%
Return after taxes on distributions and sale
of fund shares/(1)/                          (19.75)%  (18.34)%
Other Classes
(Return before taxes only)
Class B                                      (32.65)%  (23.95)% 06/30/00
Class L                                      (30.48)%  (23.35)% 06/30/00
Class Y                                         n/a       n/a     /(2)/
Russell 1000 Growth Index                    (27.88)%  (28.84)%   /(3)/
Russell 2000 Growth Index//                  (30.26)%  (25.13)%   /(4)/
S&P MidCap 400 Index//                       (14.51)%   (3.44)%   /(5)/


(1)After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B, Class L and Class Y shares will vary.


(2)No Class Y shares were outstanding on December 31, 2002.


(3)The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Index comparison begins on 06/30/00.


(4)The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Index comparison begins on 06/30/00.


(5)The S&P MidCap 400 Index is a market-value weighted index which consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. Index comparison begins on 06/30/00.



It is not possible to invest directly in an index. An index does not reflect deductions for fees, expenses or taxes.


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 8

Fee table
This table sets forth the fees and expenses you may pay if you invest in All Cap Growth Fund shares.


                     All Cap Growth Fund shareholder fees


(fees paid directly from your
investment)                             Class A Class B Class L Class Y
Maximum sales charge (load)
imposed on purchases (as a % of
offering price)                          5.00%    None   1.00%   None
Maximum deferred sales charge (load)
(as a % of the lower of net asset value
at purchase or redemption)                None*  5.00%   1.00%   None

                 All Cap Growth Fund annual operating expenses



(expenses deducted from fund assets) Class A Class B Class L Class Y**
  Management fee                      0.75%   0.75%   0.75%    0.75%
  Distribution and service (12b-1)
  fees                                0.25%   1.00%   1.00%     None
  Other expenses                      0.20%   0.22%   0.18%    0.20%
                                      -----   -----   -----    -----
  Total annual All Cap Growth Fund
  operating expenses                  1.20%   1.97%   1.93%    0.95%

* You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

**For Class Y shares, "Other expenses" have been estimated based upon expenses incurred by Class A shares because no Class Y shares were outstanding during the fiscal year ended April 30, 2003.


Example
This example helps you compare the costs of investing in the All Cap Growth Fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

.. You invest $10,000 in the All Cap Growth Fund for the period shown .. Your investment has a 5% return each year
..  You reinvest all distributions and dividends without a sales charge

.. The All Cap Growth Fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same


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                                                                             9

                      Number of years you own your shares


                                           1 year 3 years 5 years 10 years
     Class A (with or without redemption)   $616   $862   $1,127   $1,882
     Class B (redemption at end of period)  $700   $918   $1,162   $2,097*
     Class B (no redemption)                $200   $618   $1,062   $2,097*
     Class L (redemption at end of period)  $394   $700   $1,131   $2,331
     Class L (no redemption)                $294   $700   $1,131   $2,331
     Class Y (with or without redemption)   $ 97   $303   $  525   $1,166


* assumes conversion to Class A shares approximately eight years after purchase


  More on the All Cap Growth Fund's investments

All Segments

Derivatives and hedging techniques The All Cap Growth Fund may, but need not, use derivative contracts, such as futures and options on securities, securities indexes or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps for any of the following purposes:



.. To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates


..  As a substitute for buying or selling securities


..  As a cash flow management technique



A derivative contract will obligate or entitle the All Cap Growth Fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indexes. Even a small investment in derivative contracts can have a big impact on the All Cap Growth Fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The All Cap Growth Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as anticipated to changes in the value of the All Cap Growth Fund's holdings.


The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the All Cap Growth Fund less liquid and harder to value, especially in declining markets.

Defensive Investing The All Cap Growth Fund may depart from its principal investment strategies in response to adverse market, economic or political

Smith Barney Premier Selections Funds

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


conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the All Cap Growth Fund takes a temporary defensive position, it may be unable to achieve its investment goal.


Master/feeder option The All Cap Growth Fund may, in the future, seek to achieve its investment objective by investing all of its net assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the All Cap Growth Fund.


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


Premier Selections Global Growth Fund

  Investments, risks and performance

The Premier Selections Global Growth Fund is made up of a U.S. Equity segment and an International Equity segment (collectively the "Global Growth Fund").

Investment objective
Long-term capital growth.

Principal investment strategies
Key investments

U.S. Equity segment This segment invests primarily in common stocks of companies that the segment manager believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies which comprise the Russell 3000 Growth Index. This segment of the Global Growth Fund may invest a significant portion of its assets in the securities of small to medium sized companies that may offer prospects of higher earnings growth rates. This segment also may invest in the securities of large, well-known companies which offer prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small to medium sized companies, a significant portion of this segment's assets are invested in the securities of such companies.


International Equity segment This segment invests primarily in equity securities of foreign companies. Equity securities include exchange-traded and over-the-counter common stocks and preferred shares, debt securities convertible into equity securities, and warrants and rights relating to equity securities. The Global Growth Fund may invest up to 15% of its assets (at the time of investment) in issuers located or doing business in emerging markets. Emerging market investments offer the potential of significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions such as currency controls or seizure of private businesses or property are more likely in emerging markets.

Selection process The Global Growth Fund's strategy is to combine the efforts of two segment managers and to invest in the stock selections considered most attractive in the opinion of each segment manager. Each segment manager builds a portfolio of stocks which he believes will offer

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


superior long-term capital growth potential. The target allocations are 50% to the U.S. Equity segment and 50% to the International Equity segment. In connection with the execution of purchases and sales, each segment may hold temporarily more or fewer assets than represented by one-half of the Global Growth Fund's assets. The amount to be invested by the Global Growth Fund in any particular security will be determined by the Manager based on the recommendation of the segment managers.

In order to maintain an approximately equal division of all of the Global Growth Fund's assets between the two segments, the Manager will:

.. Divide all daily cash inflows (purchases and reinvested distributions) and outflows (redemptions and expense items) between the two segments, as appropriate
.. Rebalance the allocation of securities in the Global Growth Fund's portfolio whenever the percentage of the Global Growth Fund's portfolio invested in either the U.S. Equity or International Equity segment's securities equals or exceeds 60% of the Global Growth Fund's total assets invested in either segment for a period of more than 10 days

As a consequence of its efforts to maintain assets at targeted percentages, the Manager will allocate assets and rebalance when necessary by (1) allocating cash inflow to the portfolio segment that is below its targeted percentage, or
(2) by selling securities in the portfolio segment that exceeds its targeted percentage with proceeds being reallocated to the portfolio segment that is below its targeted percentage. Reallocations may result in early recognition of taxable gains and in additional transaction costs to the extent the sales of securities as part of these reallocations result in higher portfolio turnover. In addition, if one segment manager buys a security during a time frame when the other segment manager sells it, the net position of the Global Growth Fund in the security may be approximately the same as it would have been with a single segment manager and no such sale and purchase. The Manager will consider these costs in determining the allocation and reallocation of assets. Where possible, in these instances, the Manager will seek to avoid transaction costs.

U.S. Equity segment The U.S. Equity segment manager emphasizes individual security selection while diversifying across industries, which may help to reduce risk. The U.S. Equity segment manager focuses primarily, but not exclusively, on companies that have completed their "start-up" phase and show positive earnings and the prospect of achieving significant profits beginning in the two to three years after acquisition of their stocks.

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                                                                             13

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When evaluating an individual stock, the U.S. Equity segment manager considers whether the company may benefit from:


..  New technologies, products or services


..  New cost reducing measures


..  Changes in management


..  Favorable changes in government regulations


International Equity segment The International Equity segment manager emphasizes individual security selection while diversifying across regions and countries which can help to reduce risk. While the International Equity segment manager selects investments primarily for their capital appreciation potential, some investments have an income component as well. Companies may have large, mid or small market capitalizations and may operate in any market sector. Market conditions around the world change constantly as does the location of potential investment opportunities. Depending on the International Equity segment manager's assessment of overseas potential for long-term growth, this segment's emphasis among foreign markets (including emerging markets) and types of issuers may vary.

In selecting individual companies for investment, the International Equity segment manager looks for the following:

..  Above-average earnings growth
..  High relative return on invested capital
..  Experienced and effective management
..  Effective research, product development and marketing
..  Competitive advantages
..  Strong financial condition or stable or improving credit quality

By spreading investments across many international markets, the International Equity segment manager seeks to reduce volatility compared to an investment in a single region. Unlike global mutual funds which may allocate a substantial segment of assets to the U.S. markets, this portion of the Global Growth Fund invests its assets primarily in countries outside of the U.S.

In allocating assets among countries and regions, the economic and political factors the segment manager evaluates include:

..  Low or decelerating inflation which creates a favorable environment for securities markets
..  More stable governments with policies that encourage economic growth, equity investment and development of securities markets
..  Currency stability
..  The range of individual investment opportunities

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



Principal risks of investing in the Global Growth Fund
Investors could lose money on their investments, if:

..  Stock prices decline generally
..  Small or medium capitalization companies fall out of favor with investors

.. A segment manager's judgment about the attractiveness, growth prospects or potential appreciation of a particular stock proves to be incorrect


..  A particular product or service developed by a company in which the Global
   Growth Fund invests is unsuccessful, the company does not meet earnings expectations, or other events depress the value of the company's stock



Compared to mutual funds that focus only on large capitalization companies, the Global Growth Fund's share price may be more volatile because it may invest a significant portion of its assets in small and mid cap companies. Mid and small cap companies may have more limited product lines, markets and financial resources than large cap companies. They may have shorter operating histories and less mature businesses. While mid cap companies generally have more established businesses than small cap companies, the prices of mid cap stocks tend to be more volatile than the prices of large cap stocks. In addition, small cap stocks may be less liquid than large cap stocks.


Investing in foreign securities can bring added benefits, but it may also involve additional risks. Investors could lose money on their investment if:

..  Foreign securities prices decline
..  Adverse governmental action or political, economic or market instability affects a foreign country or region
..  The currency in which a security is priced declines in value relative to the
   U.S. dollar
.. The segment manager's judgment about the attractiveness, value or potential appreciation of a particular security proves to be incorrect

Who may want to invest The Global Growth Fund may be an appropriate investment if you:

.. Are seeking to participate in the long-term growth potential of small and mid cap companies and in the long-term growth potential of international markets
.. Currently have exposure to the stocks commonly held by large cap and value-oriented mutual funds and wish to broaden your investment portfolio

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                                                                             15

.. Are willing to accept the risks of the stock market and the special risks and potential long-term rewards of investing in smaller companies with more limited track records and in foreign securities, including emerging market securities




Performance information


The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund's average annual returns compare with the returns of broad-based securities market indexes. The bar chart and the information below show performance of the fund's Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, L and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, redemption of shares at the end of the period and the reinvestment of distributions and dividends. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.




                        Total Return -- Class A Shares

                                    [CHART]

  2001         2002
--------     --------
(14.42)%     (34.39)%

                        Calendar year ended December 31





Highest and Lowest Quarter Returns


(for periods shown in the bar chart)


Highest: 18.34% in 4th quarter 2001


Lowest: (23.76)% in 2nd quarter 2002


Year-to-date through 06/30/03: 15.34%


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




                         Average Annual Total Returns
                         (for periods ended 12/31/02)


                                                     Since    Inception
                                           1 year  Inception    Date
Class A                                                      06/30/00
Return Before Taxes                       (37.70)%  (25.20)%
Return After Taxes on Distributions /(1)/ (37.70)%  (25.20)%
Return After Taxes on Distributions and
Sale of Fund Shares /(1)/                 (23.15)%  (19.18)%
Other Classes
(Return Before Taxes Only)
Class B                                   (38.04)%  (25.10)% 06/30/00
Class L                                   (36.09)%  (24.50)% 06/30/00
Class Y                                      n/a       n/a      /(2)/
MSCI World Growth Index                   (19.90)%  (24.10)%   /(3)+/
Russell 2500 Growth Index                 (29.09)%  (24.52)%   /(4)+/
Russell 3000 Growth Index                 (28.03)%  (28.56)%   /(5)+/
MSCI EAFE Index                           (15.94)%  (18.98)%   /(6)+/
MSCI EAFE Growth Index                    (16.02)%  (23.06)%   /(7)+/




(1)After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B, Class L and Class Y shares will vary.


(2)No Class Y shares were outstanding on December 31, 2002.




(3)The MSCI World Growth Index is an unmanaged index considered representative of growth stocks of developed countries. Index performance is calculated with net dividends, and Index comparison begins on 06/30/00.


(4)The Russell 2500 Growth Index measures the performance of those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values. Index comparison begins on 06/30/00.


(5)The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. Index comparison begins on 06/30/00.


(6)The MSCI EAFE (Europe, Australasia and Far East) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. (The 21 countries include Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, United Kingdom, Australia, New Zealand, Hong Kong, Japan, Malaysia and Singapore). Index performance is calculated with net dividends, and Index comparison begins on 06/30/00.


(7)The MSCI EAFE Growth Index measures the performance of those MSCI EAFE companies with higher price-to-book ratios and higher forecasted growth values, relative to each MSCI country. Index performance is calculated with net dividends, and Index comparison begins on 06/30/00.




 + The Manager intends to compare the fund's performance to the MSCI World
   Growth Index because the Manager believes this Index more accurately reflects the day-to-day investment universe available to the fund. The MSCI EAFE Growth Index and the Russell 3000 Growth Index have been added as further comparisons to the fund's performance.



It is not possible to invest directly in an index. An index does not reflect deductions for fees, expenses or taxes.



                                                      Smith Barney Mutual Funds

Fee table
This table sets forth the fees and expenses you may pay if you invest in Global Growth Fund shares.


                      Global Growth Fund shareholder fees



   (fees paid directly from your investment) Class A Class B Class L Class Y
      Maximum sales charge (load)
      imposed on purchases (as a % of
      offering price)                         5.00%    None   1.00%   None
      Maximum deferred sales charge
      (load) (as a % of the lower of net
      asset value at purchase or
      redemption)                              None*  5.00%   1.00%   None


                 Global Growth Fund annual operating expenses



(expenses deducted from fund assets) Class A Class B Class L Class Y**
  Management fee                      0.80%   0.80%   0.80%    0.80%
  Distribution and service (12b-1)
  fees                                0.25%   1.00%   1.00%    None
  Other expenses                      0.58%   0.60%   0.47%    0.58%
                                      ----    ----    ----     ----
  Total annual Global Growth Fund
  operating expenses                  1.63%   2.40%   2.27%    1.38%


* You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.


**For Class Y shares, "Other expenses" have been estimated based upon expenses incurred by Class A shares because no Class Y shares were outstanding during the fiscal year ended April 30, 2003.


Example
This example helps you compare the costs of investing in the Global Growth Fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

.. You invest $10,000 in the Global Growth Fund for the period shown .. Your investment has a 5% return each year
..  You reinvest all distributions and dividends without a sales charge

.. The Global Growth Fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same


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


                      Number of years you own your shares


                                           1 year 3 years 5 years 10 years
     Class A (with or without redemption)   $657  $  988  $1,342   $2,336
     Class B (redemption at end of period)  $743  $1,048  $1,380   $2,545*
     Class B (no redemption)                $243  $  748  $1,280   $2,545*
     Class L (redemption at end of period)  $428  $  802  $1,303   $2,679
     Class L (no redemption)                $328  $  802  $1,303   $2,679
     Class Y (with or without redemption)   $140  $  437  $  755   $1,657


* assumes conversion to Class A shares approximately eight years after purchase


  More on the Global Growth Fund's investments

International Equity segment
Currency transactions The Global Growth Fund may enter into transactions to buy or sell currencies at a future date, which may be in a few days or a number of months. The Global Growth Fund may enter into these forward currency contracts to:

..  Settle transactions in securities quoted in foreign currencies

.. Attempt to protect against the economic impact of adverse changes in the value of the U.S. dollar

..  Hedge currencies

..  As a cash flow management technique


The Global Growth Fund may not fully benefit from or may lose money on forward currency transactions if changes in currency rates do not occur as anticipated or do not correspond accurately to changes in the value of the Global Growth Fund's holdings.


Debt securities This segment may invest up to 20% of its assets in debt securities of foreign corporate and governmental issuers as well as U.S. government securities and money market obligations of U.S. issuers. The Global Growth Fund may invest in all types of debt securities of any maturity or credit quality. These securities may be denominated in U.S. dollars or other currencies and may pay fixed or variable rates of interest. The value of debt securities will go down if interest rates go up, or the credit rating of the security is downgraded or the issuer defaults on its obligation to pay principal or interest. These risks are greater for debt securities rated below investment grade.


Both segments
Derivatives and hedging techniques The Global Growth Fund may, but need not, use derivative contracts, such as futures and options on securities,

                                                      Smith Barney Mutual Funds
securities indexes or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps for any of the following purposes:



.. To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates


..  As a substitute for buying or selling securities



A derivative contract will obligate or entitle the Global Growth Fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indexes. Even a small investment in derivative contracts can have a big impact on the Global Growth Fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Global Growth Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as anticipated to changes in the value of the Global Growth Fund's holdings.


Defensive investing The Global Growth Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market and short-term debt securities or cash. If the Global Growth Fund takes a temporary defensive position, it may be unable to achieve its investment goal.


Master/feeder option The Global Growth Fund may, in the future, seek to achieve its investment objective by investing all of its net assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Global Growth Fund.


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20

Premier Selections Large Cap Fund

  Investments, risks and performance

The Premier Selections Large Cap Fund is made up of Value and Growth segments (collectively the "Large Cap Fund").

Investment objective
Long-term capital growth.

Principal investment strategies
Key investments Under normal circumstances, the Large Cap Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in companies with large market capitalizations--those with total market capitalizations of $5 billion or more at the time of investment. The Large Cap Fund's holdings will be comprised of stocks of approximately 40 companies.

Selection process The Large Cap Fund's strategy is to combine the efforts of two segment managers with different styles (Value and Growth) and to invest in the stock selections considered most attractive in the opinion of each segment manager. Each segment manager builds a portfolio of stocks which he or she believes will offer superior long-term capital growth potential. Each segment manager may select up to 20 stocks. In connection with the execution of purchases and sales, each segment may hold temporarily more or fewer than 20 stocks. The size of the Large Cap Fund's position in any particular security will be determined by the Manager based on the recommendation of the segment managers.

In order to maintain an approximately equal division of all of the Large Cap Fund's assets between the two segments, the Manager will:

.. Divide all daily cash inflows (purchases and reinvested distributions) and outflows (redemptions and expense items) between the two segments, as appropriate
..  Rebalance the allocation of Value and Growth segment securities in the Large
   Cap Fund's portfolio at any time in which the percentage of the Large Cap Fund's portfolio invested in either the Value or Growth segment's securities equals or exceeds 55% of the Large Cap Fund's total assets invested in both Value and Growth segment securities for a period of more than 10 days

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                                                                             21

As a consequence of the rebalancing of assets described above, the Manager will reallocate assets from the better performing segment to the other. Reallocations may result in early recognition of taxable gains and in additional transaction costs to the extent that the sales of securities as part of these reallocations result in higher portfolio turnover. In addition, if one segment manager buys a security during a time frame when the other segment manager sells it, the net position of the fund in the security may be approximately the same as it would have been with a single segment manager and no such sale and purchase. The Manager will consider these costs in determining the allocation and reallocation of assets. Where possible, in these instances, the Manager will seek to avoid transaction costs.

Growth segment The segment manager emphasizes individual security selection. The segment manager attempts to identify established large capitalization companies with the highest growth potential. The segment manager then analyzes each company in detail, focusing on its management, strategy and competitive market position. Finally, the segment manager attempts to identify the most attractively priced securities among the growth companies identified.

In selecting individual companies for investment, the segment manager considers:

..  Above-average growth prospects
..  Technological innovation
..  Industry dominance
..  Competitive products and services
..  Global scope
..  Long-term operating history
..  Strong cash flow
..  High return on equity
..  Strong financial condition
..  Experienced and effective management


Value segment The segment manager employs a two-step stock selection process in the search for undervalued stocks of established, well-recognized but temporarily out of favor companies. First, the segment manager uses proprietary models and fundamental research to identify stocks that are underpriced in the market relative to their estimated value. Next, the segment manager looks for a positive catalyst in the company's near-term outlook which the segment manager believes will accelerate earnings and positively change the market's view of the company's prospects.


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22

In selecting individual companies for investment, the segment manager considers:

..  Demonstrated financial strength
..  Improving returns on invested capital and cash flow
..  New management
..  New product development or change in competitive position
..  Regulatory changes favoring a company
..  Restructuring

..  New business strategy not yet recognized by the marketplace


Principal risks of investing in the Large Cap Fund
Investors could lose money on their investments in the fund, or the fund may not perform as well as other investments, if:


.. U.S. stock markets go down or perform poorly relative to other types of investments

.. An adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the Large Cap Fund invests
..  Large cap stocks fall out of favor with investors

.. A segment manager's judgment about the attractiveness, growth prospects or potential appreciation of a particular stock proves to be incorrect

..  One segment (Value or Growth) underperforms for an extended period

The Large Cap Fund is non-diversified, which means that the Large Cap Fund may invest more than 5% of its assets in the securities of any one issuer. Investing in a non-diversified fund, particularly a fund which may invest in the securities of only approximately 40 companies, may entail greater risk than is normally associated with more widely diversified funds.

Who may want to invest The Large Cap Fund may be an appropriate investment if you:

..  Are seeking to participate in the long-term growth potential of the U.S.
   stock market
..  Are looking for an investment with potentially greater return but higher risk than fixed income investments
..  Are willing to accept the risks of the stock market
..  Wish to invest indirectly in select large cap companies

                                                      Smith Barney Mutual Funds

Performance information


The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund's average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information below show performance of the fund's Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, L and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, redemption of shares at the end of the period and the reinvestment of distributions and dividends. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.



                        Total Return -- Class A Shares


                                    [CHART]

 2000      2001        2002
-------  --------    --------
(2.83)%  (11.83)%    (35.37)%

Calendar years ended December 31


Highest and Lowest Quarter Returns


(for periods shown in the bar chart)


Highest: 8.89% in 4th quarter 2001


Lowest: (22.52)% in 3rd quarter 2002


Year-to-date through 06/30/03: 11.88%


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24

                         Average Annual Total Returns
                         (for periods ended 12/31/02)


                                                    Since   Inception
                                          1 year  Inception   Date
Class A                                                     08/31/99
Return before taxes                      (38.60)%  (15.91)%
Return after taxes on distributions/(1)/ (38.60)%  (16.02)%
Return after taxes on distributions and
sale of fund shares/(1)/                 (23.70)%  (12.17)%
Other Classes
(Return before taxes only)
Class B                                  (39.11)%  (15.77)% 08/31/99
Class L                                  (37.17)%  (15.53)% 08/31/99
Class Y                                     n/a       n/a     /(2)/
Russell 1000 Index                       (21.65)%   (9.62)%   /(3)/


(1)After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B, Class L and Class Y shares will vary.


(2)No Class Y shares were outstanding on December 31, 2002.


(3)The Russell 1000 Index measures the performance of those 1000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Index comparison begins on 08/31/99.



It is not possible to invest directly in the Index. An index does not reflect deductions for fees, expenses or taxes.




                                                      Smith Barney Mutual Funds

Fee table
This table sets forth the fees and expenses you may pay if you invest in Large Cap Fund shares.


                        Large Cap Fund shareholder fees


(fees paid directly from your investment) Class A Class B Class L Class Y
   Maximum sales charge (load)
   imposed on purchases (as a % of
   offering price)                         5.00%    None   1.00%   None
   Maximum deferred sales charge
   (load) (as a % of the lower of net
   asset value at purchase or
   redemption)                              None*  5.00%   1.00%   None

               Large Cap Fund annual operating expenses

(expenses deducted from fund assets) Class A Class B Class L Class Y**
  Management fee                      0.75%   0.75%   0.75%    0.75%
  Distribution and service (12b-1)
  fees                                0.25%   1.00%   1.00%     None
  Other expenses                      0.19%   0.19%   0.18%    0.19%
                                      -----   -----   -----    -----
  Total annual Large Cap Fund
  operating expenses                  1.19%   1.94%   1.93%    0.94%


* You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.


**For Class Y shares, "Other Expenses" have been estimated based upon expenses incurred by Class A shares because no Class Y shares were outstanding during the fiscal year ended April 30, 2003.


Example
This example helps you compare the costs of investing in the Large Cap Fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:


..  You invest $10,000 in the Large Cap Fund for the period shown


..  Your investment has a 5% return each year


..  You reinvest all distributions and dividends without a sales charge


.. The Large Cap Fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same


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26

                      Number of years you own your shares


                                      1 year 3 years 5 years 10 years
Class A (with or without redemption)   $615   $859   $1,122   $1,871
Class B (redemption at end of period)  $697   $909   $1,147   $2,070*
Class B (no redemption)                $197   $609   $1,047   $2,070*
Class L (redemption at end of period)  $394   $700   $1,131   $2,331
Class L (no redemption)                $294   $700   $1,131   $2,331
Class Y (with or without redemption)   $ 96   $300   $  520   $1,155


* assumes conversion to Class A shares approximately eight years after purchase


  More on the Large Cap Fund's investments

Other investments While the Large Cap Fund intends to be substantially invested in equity securities of large cap companies, the Large Cap Fund may invest up to 20% of its assets in equity securities of companies with total market capitalizations below $5 billion and in money market instruments and/or cash to pay expenses and meet redemption requests.


The Large Cap Fund may invest up to 10% of its assets (at the time of investment) in foreign securities. The Large Cap Fund may invest directly in foreign issuers or invest in depository receipts. The Large Cap Fund's investments in foreign securities may involve greater risk than investments in securities of U.S. issuers. Because the value of a depository receipt is dependent upon the market price of an underlying foreign security, depository receipts are subject to most of the risks associated with investing in foreign securities directly. Foreign countries generally have markets that are less liquid and more volatile than markets in the U.S. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses.


Defensive investing The Large Cap Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market and short-term debt securities or cash. If the Large Cap Fund takes a temporary defensive position, it may be unable to achieve its investment goal.


Master/feeder option The Large Cap Fund may, in the future, seek to achieve its investment objective by investing all of its net assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Large Cap Fund.


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                                                                             27

  Management


The Large Cap Fund, All Cap Growth Fund and Global Growth Fund are sometimes referred to individually as a "fund" and collectively as the "funds."



Manager The funds' Manager, SBFM, is an affiliate of Citigroup Global Markets Inc. ("CGM"). The Manager's address is 399 Park Avenue, New York, New York 10022. The Manager selects the funds' segment managers and oversees the funds' operations. The Manager and CGM are subsidiaries of Citigroup Inc. Citigroup businesses offer a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.



Alan Blake, investment officer of the Manager and managing director of CGM, is the segment manager responsible for the day-to-day management of the Large Cap Growth segments of the All Cap Growth Fund and the Large Cap Fund, and has been responsible for day-to-day management of those segments since the inception of the All Cap Growth Fund and Large Cap Fund. Mr. Blake has more than 23 years of securities business experience.



Lawrence Weissman, CFA, investment officer of the Manager and managing director of CGM, is the segment manager responsible for the day-to-day management of the Mid Cap Growth segment of the All Cap Growth Fund, and has been responsible for day-to-day management of that segment since the All Cap Growth Fund's inception. Mr. Weissman has more than 17 years of securities business experience.



Timothy Woods, CFA, investment officer of the Manager and managing director of CGM, is the segment manager responsible for the day-to-day management of the Small Cap Growth segment of the All Cap Growth Fund, and has been responsible for day-to-day management of that segment since the All Cap Growth Fund's inception. Mr. Woods has more than 18 years of securities business experience.



Richard Freeman, CFA, investment officer of the Manager and managing director of CGM, is the segment manager responsible for the day-to-day management of the U.S. Equity segment of the Global Growth Fund, and has been responsible for day-to-day management of that segment since the Global Growth Fund's inception. Mr. Freeman has more than 27 years of securities business experience.


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28

Jeffrey Russell, CFA, investment officer of the Manager and managing director of CGM, is the segment manager responsible for the day-to-day management of the International Equity segment of the Global Growth Fund, and has been responsible for day-to-day management of that segment since the Global Growth Fund's inception. Mr. Russell has 21 years of securities business experience.





John B. Cunningham, CFA, investment officer of the Manager and managing director of CGM and Salomon Brothers Asset Management Inc, both affiliates of the Manager, is the segment manager responsible for the day-to-day management of the Value segment of the Large Cap Fund. Mr. Cunningham has more than 15 years of financial securities experience.



Management fees For the fiscal year ended April 30, 2003, the Manager received management fees equal to 0.75% of the All Cap Growth Fund's average daily net assets, 0.80% of the Global Growth Fund's average daily net assets and 0.75% of Large Cap Fund's average daily net assets.


Distribution plans Each fund has adopted a Rule 12b-1 distribution plan for its Class A, B and L shares. Under the plans, each fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

In addition, the distributors may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributors may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributors and may be substantial. The Manager or an affiliate may make similar payments under similar arrangements.


Transfer agent and shareholder servicing agent Citicorp Trust Bank, fsb serves as each fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into sub-transfer agency and services agreements with PFPC Global Fund Services and Primerica Shareholder Services to serve as each fund's sub-transfer agents (the "sub-transfer agents"). The sub-transfer agents will perform certain functions including shareholder record keeping and accounting services.


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


  Choosing a class of shares to buy

You can choose among four classes of shares: Classes A, B, L and Y. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of the investment.


.. If you plan to invest regularly or in large amounts, buying Class A shares, or if you meet the minimum investment requirement, Class Y shares may help you reduce sales charges and ongoing expenses.

.. For Class B shares, all of your purchase amount and, for Class L shares, more of your purchase amount (compared to Class A shares) will be immediately invested. This may help offset the higher expenses of Class B and Class L shares, but only if a fund performs well.

.. Class L shares have a shorter deferred sales charge period than Class B shares. However, because Class B shares convert to Class A shares and Class L shares do not, Class B shares may be more attractive to long-term investors.


You may buy shares from:

..  A broker-dealer, financial intermediary, financial institution or a distributor's financial consultants (each called a "Service Agent")
.. A fund, but only if you are investing through certain qualified plans or Service Agents

All Classes of shares are not available through all Service Agents. You should contact your Service Agent for further information.

Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.


                                               Initial           Additional
                                     Classes A, B, L   Class Y   All Classes
   General                               $1,000      $15 million     $50
   IRAs, Self Employed Retirement
   Plans, Uniform Gifts or Transfers
   to Minor Accounts                      $250       $15 million     $50
   Qualified Retirement Plans*            $25        $15 million     $25
   Simple IRAs                             $1            n/a         $1
   Monthly Systematic Investment
   Plans                                  $25            n/a         $25
   Quarterly Systematic Investment
   Plans                                  $50            n/a         $50


* Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans


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30

  Comparing the funds' classes

Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.


                      Class A            Class B            Class L          Class Y
Key features     .Initial sales     .No initial sales  .Initial sales    .No initial or
                  charge             charge             charge is         deferred sales
                 .You may qual-     .Deferred sales     lower than        charge
                  ify for reduc-     charge de-         Class A          .Must invest at
                  tion or waiver     clines over       .Deferred sales    least $15
                  of initial sales   time               charge for        million
                  charge            .Converts to        only 1 year      .Lower annual
                 .Lower annual       Class A after     .Does not con-     expenses than
                  expenses than      8 years            vert to Class A   the other
                  Class B and       .Higher annual     .Higher annual     classes
                  Class L            expenses than      expenses than
                                     Class A            Class A
-----------------------------------------------------------------------------------------
Initial sales     Up to 5.00%;       None               1.00%             None
charge            reduced for
                  large
                  purchases and
                  waived for
                  certain
                  investors. No
                  charge for
                  purchases of
                  $1,000,000 or
                  more
-----------------------------------------------------------------------------------------
Deferred sales    1.00% on           Up to 5.00%        1.00% if you      None
charge            purchases of       charged when       redeem within
                  $1,000,000 or      you redeem         1 year of
                  more if you        shares. The        purchase
                  redeem within      charge is
                  1 year of          reduced over
                  purchase           time and there
                                     is no deferred
                                     sales charge
                                     after 5 years
-----------------------------------------------------------------------------------------
Annual            0.25% of           1.00% of           1.00% of          None
distribution and  average daily      average daily      average daily
service fees      net assets         net assets         net assets
-----------------------------------------------------------------------------------------
Exchange          Class A shares     Class B shares     Class L shares    Class Y shares
privilege*        of most Smith      of most Smith      of most Smith     of most Smith
                  Barney funds       Barney funds       Barney funds      Barney funds
-----------------------------------------------------------------------------------------


* Ask your Service Agent for the Smith Barney funds available for exchange.


                                                      Smith Barney Mutual Funds

  Sales charges

Class A shares
You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on each fund's distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase.


The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of a fund. The distributors keep up to approximately 10% of the sales charges imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares serviced by them.



                                                            Broker/Dealer
                                  Sales Charge Sales Charge  Commission
                                   as a % of    as a % of     as a % of
                                    Offering    Net Amount    Offering
Amount of Purchase                 Price (%)   Invested (%)   Price (%)
Less than $25,000                     5.00         5.26         4.50
$25,000 but less than $50,000         4.25         4.44         3.83
$50,000 but less than $100,000        3.75         3.90         3.38
$100,000 but less than $250,000       3.25         3.36         2.93
$250,000 but less than $500,000       2.75         2.83         2.48
$500,000 but less than $1,000,000     2.00         2.04         1.80
$1,000,000 or more                       0            0      up to 1.00*


* A distributor may pay up to 1.00% to a Service Agent.


Investments of $1,000,000 or more You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

Qualifying for a reduced Class A sales charge There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule.

Smith Barney Premier Selections Funds

Accumulation privilege - lets you combine the current value of Class A shares owned


 .  by you, or
 .  by members of your immediate family

  and for which a sales charge was paid, with the amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.


Letter of intent - lets you purchase Class A shares of the funds and other Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include purchases on which you paid a sales charge made within 90 days before you sign the letter.


Waivers for certain Class A investors Class A initial sales charges are waived for certain types of investors, including:

..  Employees of NASD members
..  Investors participating in a fee-based program sponsored by certain broker-dealers affiliated with Citigroup
.. Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor's Service Agent is notified

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent or consult the Statement of Additional Information ("SAI").

                                                      Smith Barney Mutual Funds

Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.


Year after purchase   1st 2nd 3rd 4th 5th 6th through 8th
Deferred sales charge 5%  4%  3%  2%  1%        0%


Service Agents selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares they sell. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares serviced by them.



Class B conversion After eight years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:



Shares Issued:             Shares Issued:         Shares Issued:
at Initial Purchase        on Reinvestment of     Upon Exchange from
                           Dividends and          Another Smith Barney
                           Distributions          Fund
Eight years after the date In same proportion     On the date the shares
of purchase payment        as the number of       originally acquired
                           Class B shares         would have converted
                           converting is to total into Class A shares
                           Class B shares you
                           own (excluding
                           shares issued as
                           dividends)


Class L shares (available through certain Service Agents)

You buy Class L shares at the offering price, which is the net asset value plus a sales charge of 1.00% (1.01% of the net amount invested). In addition, if you redeem your Class L shares within one year of purchase, you will pay a deferred sales charge of 1.00%. If you held Class C shares of the fund and/or other Smith Barney funds on June 12, 1998, you will not pay an initial sales charge on Class L shares you buy before June 22, 2004.


Service Agents selling Class L shares receive a commission of up to 2.00% of the purchase price of the Class L shares they sell. Starting in the thirteenth month after purchase, Service Agents also receive an annual fee of up to 1.00% of the average daily net assets represented by the Class L shares serviced by them.

Smith Barney Premier Selections Funds

Class Y shares (available through certain Service Agents)
You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of a fund over a 13-month period. To qualify, you must initially invest no less than $5,000,000.

  More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

..  Shares exchanged for shares of another Smith Barney fund
..  Shares representing reinvested distributions and dividends
..  Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, a fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of a fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund's distributors receive deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.

Deferred sales charge waivers
The deferred sales charge for each share class will generally be waived:

..  On payments made through certain systematic withdrawal plans
..  On certain distributions from a retirement plan
..  For involuntary redemptions of small account balances
..  For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent or consult the SAI.

                                                      Smith Barney Mutual Funds

  Buying shares



      Through a You should contact your Service Agent to open a bro-Service Agent kerage account and make arrangements to buy shares.

                If you do not provide the following information, your order will be rejected:

                .Class of shares being bought
                .Dollar amount or number of shares being bought

                Your Service Agent may charge an annual account
                maintenance fee.
------------------------------------------------------------------------------
    Through the Qualified retirement plans and certain other investors funds who are clients of certain Service Agents are eligible to buy shares directly from a fund.

                .Write the fund at the following address:
                    Smith Barney Investment Funds Inc.
                    (Specify fund and class of shares)
                    c/o PFPC Global Fund Services
                    P.O. Box 9699
                    Providence, RI 02940-9699
                .Enclose a check to pay for the shares. For initial
                  purchases, complete and send an account
                  application.
                .For more information, please call Smith Barney
                  Shareholder Services at 1-800-451-2010.
------------------------------------------------------------------------------
      Through a You may authorize your Service Agent or the applicable systematic sub-transfer agent to transfer funds automatically from investment plan (i) a regular bank account, (ii) cash held in a broker-
                age account opened with a Service Agent or (iii) cer-tain money market funds, in order to buy shares on a regular basis.

                .Amounts transferred should be at least:
                  $25 monthly or $50 quarterly.
                .If you do not have sufficient funds in your ac-
                  count on a transfer date, your Service Agent or the applicable sub-transfer agent may charge you a fee.

                For more information, contact your Service Agent or the trans-fer agent or consult the SAI.

Smith Barney Premier Selections Funds

  Exchanging shares


 Smith Barney offers You should contact your Service Agent to exchange a distinctive family into other Smith Barney funds. Be sure to read the of funds tailored to prospectus of the Smith Barney fund into which you help meet the are exchanging. An exchange is a taxable transaction. varying needs of both large and .You may exchange shares only for shares of the
     small investors   same class of another Smith Barney fund. Not all
                       Smith Barney funds offer all classes.
                     .Not all Smith Barney funds may be offered in
                       your state of residence. Contact your Service
                       Agent or the transfer agent for further
                       information.
                     .Exchanges of Class A, Class B and Class L shares
                       are subject to minimum investment requirements
                       (except for systematic investment plan
                       exchanges), and all shares are subject to the other
                       requirements of the fund into which exchanges
                       are made.
                     .If you hold share certificates, the applicable sub-
                       transfer agent must receive the certificates en-
                       dorsed for transfer or with signed stock powers
                       (documents transferring ownership of certifi-
                       cates) before the exchange is effective.
                     .A fund may suspend or terminate your exchange
                       privilege if you engage in an excessive pattern of
                       exchanges.
-------------------------------------------------------------------------------
           Waiver of Your shares will not be subject to an initial sales charge additional sales at the time of the exchange.
             charges
                     Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a deferred sales charge. If the fund into which you exchange has a higher deferred sales charge, you will be subject to that charge. If you ex-change at any time into a fund with a lower charge, the sales charge will not be reduced.
-------------------------------------------------------------------------------


                                                      Smith Barney Mutual Funds

By telephone If you do not have a brokerage account with a Service
             Agent, you may be eligible to exchange shares through a fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York
             Stock Exchange is open. For clients of a PFS Invest-ments Inc. Registered Representative, call Primerica
             Shareholder Services at 1-800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time). All other share-holders should call Smith Barney Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m.
             (Eastern time). Requests received after the close of regular trading on the Exchange are priced at the net asset value next determined.

             You can make telephone exchanges only between ac-
             counts that have identical registrations.
------------------------------------------------------------------
     By mail If you do not have a brokerage account, contact your
             Service Agent or write to the applicable sub-transfer
             agent at the address on the following page.


  Redeeming shares

Generally Contact your Service Agent to redeem shares of a fund.

          If you hold share certificates, the applicable sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the re-demption is effective.

          If the shares are held by a fiduciary or corporation, other documents may be required.

          Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

          If you have a brokerage account with a Service Agent,
          your redemption proceeds will be placed in your ac-
          count and not reinvested without your specific in-
          struction. In other cases, unless you direct otherwise,
          your redemption proceeds will be paid by check mailed
          to your address of record.
-----------------------------------------------------------------

Smith Barney Premier Selections Funds

     By mail For accounts held directly at a fund, send written re-quests to the fund at the applicable address:

             For clients of a PFS Investments Inc. Registered Repre-sentative, write Primerica Shareholder Services at the following address:

                 Primerica Shareholder Services
                 (Specify fund and class of shares)
                 P.O. Box 9662
                 Providence, RI 02940-9662

             For all other investors, send your request to PFPC
             Global Fund Services at the following address:

                 Smith Barney Investment Funds Inc.
                 (Specify fund and class of shares)
                 c/o PFPC Global Fund Services
                 P.O. Box 9699
                 Providence, RI 02940-9699

             Your written request must provide the following:

             .The name of the fund and account number
             .The class of shares and the dollar amount or
               number of shares to be redeemed
             .Signatures of each owner exactly as the account is
               registered
--------------------------------------------------------------------
By telephone If you do not have a brokerage account with a Service
             Agent, you may be eligible to redeem shares in amounts up to $50,000 per day through a fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the New York
             Stock Exchange is open. For clients of a PFS Invest-ments Inc. Registered Representative, call Primerica Shareholder Services at 1-800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time). All other share-holders should call Smith Barney Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m.
             (Eastern time). Requests received after the close of regular trading on the Exchange are priced at the net asset value next determined.


                                                      Smith Barney Mutual Funds

                 Your redemption proceeds can be sent by check to
                 your address of record or by wire or electronic transfer
                 (ACH) to a bank account designated on your author-
                 ization form. You must submit a new authorization
                 form to change the bank account designated to receive
                 wire or electronic transfers and you may be asked to
                 provide certain other documents. A sub-transfer agent
                 may charge a fee on a wire or an electronic transfer
                 (ACH).
--------------------------------------------------------------------------------
  Automatic cash You can arrange for the automatic redemption of a withdrawal plans portion of your shares on a monthly or quarterly basis.
                 To qualify you must own shares of a fund with a value
                 of at least $10,000 ($5,000 for retirement plan ac-
                 counts) and each automatic redemption must be at
                 least $50. If your shares are subject to a deferred sales
                 charge, the sales charge will be waived if your auto-
                 matic payments do not exceed 1.00% per month of the
                 value of your shares subject to a deferred sales charge.

                 The following conditions apply:

                 .Your shares must not be represented by
                   certificates
                 .All dividends and distributions must be reinvested

                 For more information, contact your Service Agent or consult the SAI.


Smith Barney Premier Selections Funds

  Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

..  Name of the fund
..  Account number
..  Class of shares being bought, exchanged or redeemed
.. Dollar amount or number of shares being bought, exchanged or redeemed .. Signature of each owner exactly as the account is registered


The funds' sub-transfer agents will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the funds, the transfer agent, nor the sub-transfer agents will bear any liability for such transactions.


Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

..  Are redeeming over $50,000
..  Are sending signed share certificates or stock powers to the applicable sub-transfer agent
..  Instruct the applicable sub-transfer agent to mail the check to an address different from the one on your account
..  Changed your account registration
..  Want the check paid to someone other than the account owner(s)
.. Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Each fund has the right to:

..  Suspend the offering of shares
..  Waive or change minimum and additional investment amounts
..  Reject any purchase or exchange order
..  Change, revoke or suspend the exchange privilege
..  Suspend telephone transactions

                                                      Smith Barney Mutual Funds

..  Suspend or postpone redemptions of shares on any day when trading on the New
   York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission
.. Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions If your account falls below $500 ($250 for IRA accounts) because of a redemption of fund shares, a fund may ask you to bring your account up to the applicable minimum investment amount. If you choose not to do so within 60 days, the fund may close your account and send you the redemption proceeds.


A fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.



For more information, contact your Service Agent or the transfer agent or consult the SAI.


Excessive exchange transactions The Manager may determine that a pattern of frequent exchanges is detrimental to a fund's performance and other shareholders. If so, a fund may limit additional purchases and/or exchanges by a shareholder.



  Dividends, distributions and taxes


Dividends and distributions Each fund generally pays dividends and makes distributions of long-term capital gain, if any, once a year, typically in December. A fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Each fund expects distributions to be primarily from capital gains. Long-term capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, the transfer agent or the applicable sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, the transfer agent or the applicable sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.




Smith Barney Premier Selections Funds

Taxes In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the funds.



Transaction                          Federal tax status
Redemption or exchange of shares     Usually capital gain or loss; long-
                                     term only if shares owned more
                                     than one year
Long-term capital gain distributions Long-term capital gain
Dividends                            Ordinary income (potentially
                                     taxable at long-term capital gain
                                     rates)



Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding period and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to "qualified dividend income" received by the fund. "Qualified dividend income" generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations. Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when a fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.


After the end of each year, each fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the funds with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in a fund.

                                                      Smith Barney Mutual Funds

  Share price


You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. Each fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. Each fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the Exchange (normally 4 p.m., Eastern time). The Exchange is closed on certain holidays listed in the SAI.



Each fund generally values its portfolio securities based on market prices or quotations. A fund's currency conversions are done when the London Stock Exchange closes. When reliable market prices or quotations are not readily available, or when the value of a security has been materially affected by events occurring after a foreign exchange closes, a fund may price those securities at fair value. Fair value is determined in accordance with procedures approved by a fund's Board. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities.


International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by a fund could change on days when you cannot buy or redeem shares.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the applicable sub-transfer agent before the New York Stock Exchange closes. If the New York Stock Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

Service Agents must transmit all orders to buy, exchange or redeem shares to the applicable sub-transfer agent before the applicable sub-transfer agent's close of business.

Smith Barney Premier Selections Funds

  Financial Highlights


The financial highlights tables are intended to help you understand the performance of each class for the past five years (or since inception if less than five years). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The following tables have been audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request). No information is presented for Class Y shares of each fund because no Class Y shares were outstanding for the periods shown.


  For a Class A share of capital stock outstanding throughout each year ended April 30:


All Cap Growth Fund                2003/(1)/ 2002/(1)/ 2001/(1)(2)/
--------------------------------------------------------------------
Net asset value, beginning of year $  7.89   $  9.23     $ 11.40
--------------------------------------------------------------------
Loss from operations:
 Net investment loss                 (0.02)    (0.05)      (0.05)
 Net realized and unrealized loss    (1.55)    (1.29)      (2.12)
--------------------------------------------------------------------
Total loss from operations           (1.57)    (1.34)      (2.17)
--------------------------------------------------------------------
Net asset value, end of year       $  6.32   $  7.89     $  9.23
--------------------------------------------------------------------
Total return                        (19.90)%  (14.52)%    (19.04)%++
--------------------------------------------------------------------
Net assets, end of year (000's)    $25,273   $37,371     $49,450
--------------------------------------------------------------------
Ratios to average net assets:
 Expenses                             1.20%     1.21%       1.18%+
 Net investment loss                 (0.37)    (0.64)      (0.55)+
--------------------------------------------------------------------
Portfolio turnover rate                 47%       35%         53%
--------------------------------------------------------------------


(1)Per share amounts have been calculated using the monthly average shares method.
(2)For the period from June 30, 2000 (inception) to April 30, 2001.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 +Annualized.

                                                      Smith Barney Mutual Funds

  For a Class B share of capital stock outstanding throughout each year ended April 30:




All Cap Growth Fund                         2003/(1)/    2002/(1)/    2001/(1)(2)/
----------------------------------------------------------------------------------
Net asset value, beginning of year         $  7.78      $  9.18       $ 11.40
----------------------------------------------------------------------------------
Loss from operations:
 Net investment loss                         (0.07)       (0.11)        (0.11)
 Net realized and unrealized loss            (1.53)       (1.29)        (2.11)
----------------------------------------------------------------------------------
Total loss from operations                   (1.60)       (1.40)        (2.22)
----------------------------------------------------------------------------------
Net asset value, end of year               $  6.18      $  7.78       $  9.18
----------------------------------------------------------------------------------
Total return                                (20.57)%     (15.25)%      (19.47)%++
----------------------------------------------------------------------------------
Net assets, end of year (000's)            $39,445      $61,693       $82,069
----------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                                     1.97%        1.93%         1.94%+
 Net investment loss                         (1.14)       (1.36)        (1.32)+
----------------------------------------------------------------------------------
Portfolio turnover rate                         47%          35%           53%
----------------------------------------------------------------------------------


(1)Per share amounts have been calculated using the monthly average shares method.
(2)For the period from June 30, 2000 (inception) to April 30, 2001.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Smith Barney Premier Selections Funds

  For a Class L share of capital stock outstanding throughout each year ended April 30:


All Cap Growth Fund                      2003/(1)/  2002/(1)/  2001/(1)(2)/
----------------------------------------------------------------------------
Net asset value, beginning of year       $   7.78   $   9.18    $  11.40
----------------------------------------------------------------------------
Loss from operations:
 Net investment loss                        (0.07)     (0.11)      (0.11)
 Net realized and unrealized loss           (1.52)     (1.29)      (2.11)
----------------------------------------------------------------------------
Total loss from operations                  (1.59)     (1.40)      (2.22)
----------------------------------------------------------------------------
Net asset value, end of year             $   6.19   $   7.78    $   9.18
----------------------------------------------------------------------------
Total return                               (20.44)%   (15.25)%    (19.47)%++
----------------------------------------------------------------------------
Net assets, end of year (000's)          $176,460   $299,640    $435,913
----------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                                    1.93%      1.93%       1.94%+
 Net investment loss                        (1.10)     (1.36)      (1.29)+
----------------------------------------------------------------------------
Portfolio turnover rate                        47%        35%         53%
----------------------------------------------------------------------------



(1)Per share amounts have been calculated using the monthly average shares method.


(2)For the period from June 30, 2000 (inception) to April 30, 2001.


 ++Total return is not annualized, as it may not be representative of the total return for the year.


 +Annualized.


                                                      Smith Barney Mutual Funds

  For a Class A share of capital stock outstanding throughout each year ended April 30:


Global Growth Fund                                      2003/(1)/ 2002/(1)/ 2001/(1)(2)/
-----------------------------------------------------------------------------------------
Net asset value, beginning of year                      $  7.52   $  9.64     $ 11.40
-----------------------------------------------------------------------------------------
Loss from operations:
 Net investment loss                                      (0.03)    (0.07)      (0.06)
 Net realized and unrealized loss                         (1.25)    (2.05)      (1.70)
-----------------------------------------------------------------------------------------
Total loss from operations                                (1.28)    (2.12)      (1.76)
-----------------------------------------------------------------------------------------
Net asset value, end of year                            $  6.24   $  7.52     $  9.64
-----------------------------------------------------------------------------------------
Total return                                             (17.02)%  (21.99)%    (15.44)%++
-----------------------------------------------------------------------------------------
Net assets, end of year (000's)                         $ 6,339   $10,768     $17,701
-----------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                                                  1.63%     1.35%       1.37%+
 Net investment loss                                      (0.54)    (0.84)      (0.69)+
-----------------------------------------------------------------------------------------
Portfolio turnover rate                                       7%        2%         11%
-----------------------------------------------------------------------------------------


(1)Per share amounts have been calculated using the monthly average shares method.
(2)For the period from June 30, 2000 (inception date) to April 30, 2001. ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Smith Barney Premier Selections Funds

  For a Class B share of capital stock outstanding throughout each year ended April 30:




Global Growth Fund                 2003/(1)/ 2002/(1)/ 2001/(1)(2)/
--------------------------------------------------------------------
Net asset value, beginning of year $  7.43   $  9.58     $ 11.40
--------------------------------------------------------------------
Loss from operations:
 Net investment loss                 (0.07)    (0.13)      (0.13)
 Net realized and unrealized loss    (1.25)    (2.02)      (1.69)
--------------------------------------------------------------------
Total loss from operations           (1.32)    (2.15)      (1.82)
--------------------------------------------------------------------
Net asset value, end of year       $  6.11   $  7.43     $  9.58
--------------------------------------------------------------------
Total return                        (17.77)%  (22.44)%    (15.96)%++
--------------------------------------------------------------------
Net assets, end of year (000's)    $10,274   $15,359     $23,375
--------------------------------------------------------------------
Ratio to average net assets:
 Expenses                             2.40%     2.04%       2.12%+
 Net investment loss                 (1.31)    (1.54)      (1.45)+
--------------------------------------------------------------------
Portfolio turnover rate                  7%        2%         11%
--------------------------------------------------------------------


(1)Per share amounts have been calculated using the monthly average shares method.
(2)For the period from June 30, 2000 (inception date) to April 30, 2001. ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

                                                      Smith Barney Mutual Funds

  For a Class L share of capital stock outstanding throughout each year ended April 30:




Global Growth Fund                 2003/(1)/ 2002/(1)/ 2001/(1)(2)/
--------------------------------------------------------------------
Net asset value, beginning of year $  7.43   $  9.58    $  11.40
--------------------------------------------------------------------
Loss from operations:
 Net investment loss                 (0.07)    (0.13)      (0.12)
 Net realized and unrealized loss    (1.24)    (2.02)      (1.70)
--------------------------------------------------------------------
Total loss from operations           (1.31)    (2.15)      (1.82)
--------------------------------------------------------------------
Net asset value, end of year       $  6.12   $  7.43    $   9.58
--------------------------------------------------------------------
Total return                        (17.63)%  (22.44)%    (15.96)%++
--------------------------------------------------------------------
Net assets, end of year (000's)    $52,173   $90,857    $162,541
--------------------------------------------------------------------
Ratios to average net assets:
 Expenses                             2.27%     2.04%       2.08%+
 Net investment loss                 (1.18)    (1.54)      (1.39)+
--------------------------------------------------------------------
Portfolio turnover rate                  7%        2%         11%
--------------------------------------------------------------------


(1)Per share amounts have been calculated using the monthly average shares method.
(2)For the period from June 30, 2000 (inception date) to April 30, 2001. ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Smith Barney Premier Selections Funds

  For a Class A share of capital stock outstanding throughout each year ended April 30:


Large Cap Fund                      2003/(1)/ 2002/(1)/ 2001/(1)/  2000/(1)(2)/
-------------------------------------------------------------------------------
Net asset value, beginning of year  $  9.55   $ 11.10   $  12.34    $  11.40
-------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income                 0.06      0.03       0.03        0.02
 Net realized and unrealized gain
  (loss)                              (2.72)    (1.58)     (1.12)       0.92
-------------------------------------------------------------------------------
Total income (loss) from operations   (2.66)    (1.55)     (1.09)       0.94
-------------------------------------------------------------------------------
Less distributions from:
 Net realized gains                      --        --      (0.15)         --
 Capital                                 --        --      (0.00)*        --
-------------------------------------------------------------------------------
Total distributions                      --        --      (0.15)         --
-------------------------------------------------------------------------------
Net asset value, end of year        $  6.89   $  9.55   $  11.10    $  12.34
-------------------------------------------------------------------------------
Total return                         (27.85)%  (13.96)%    (8.93)%      8.25%++
-------------------------------------------------------------------------------
Net assets, end of year (000's)     $51,360   $93,551   $132,618    $172,141
-------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                              1.19%     1.18%      1.16%       1.17%+
 Net investment income                 0.81      0.34       0.27        0.29+
-------------------------------------------------------------------------------
Portfolio turnover rate                  55%       37%        10%         15%
-------------------------------------------------------------------------------


(1)Per share amounts have been calculated using the monthly average shares method.
(2)For the period from August 31, 1999 (inception date) to April 30, 2000.
 * Amount represents less than $0.01 per share.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

                                                      Smith Barney Mutual Funds

  For a Class B share of capital stock outstanding throughout each year ended April 30:


Large Cap Fund                     2003/(1)/    2002/(1)/    2001/(1)/    2000(1)(2)
------------------------------------------------------------------------------------
Net asset value, beginning
 of year                         $   9.35     $  10.96     $  12.28      $  11.40
------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income (loss)        0.00*       (0.04)       (0.06)        (0.04)
 Net realized and unrealized
  gain (loss)                       (2.65)       (1.57)       (1.11)         0.92
------------------------------------------------------------------------------------
Total income (loss) from
 operations                         (2.65)       (1.61)       (1.17)         0.88
------------------------------------------------------------------------------------
Less distributions from:
 Net realized gains                    --           --        (0.15)           --
 Capital                               --           --        (0.00)*          --
------------------------------------------------------------------------------------
Total distributions                    --           --        (0.15)           --
------------------------------------------------------------------------------------
Net asset value, end of year     $   6.70     $   9.35     $  10.96      $  12.28
------------------------------------------------------------------------------------
Total return                       (28.34)%     (14.69)%      (9.63)%        7.72%++
------------------------------------------------------------------------------------
Net assets, end of year (000's)  $106,276     $194,364     $278,048      $348,987
------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                            1.94%        1.92%        1.93%         1.94%+
 Net investment income (loss)        0.06        (0.41)       (0.51)        (0.48)+
------------------------------------------------------------------------------------
Portfolio turnover rate                55%          37%          10%           15%
------------------------------------------------------------------------------------


(1)Per share amounts have been calculated using the monthly average shares method.
(2)For the period from August 31, 1999 (inception date) to April 30, 2000.
 * Amount represents less than $0.01 per share.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Smith Barney Premier Selections Funds

  For a Class L share of capital stock outstanding throughout each year ended April 30:




Large Cap Fund                       2003/(1)/   2002/(1)/   2001/(1)/    2000(1)(2)
------------------------------------------------------------------------------------
Net asset value, beginning of year  $  9.35     $  10.96    $  12.28     $  11.40
------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income (loss)          0.00*       (0.04)      (0.06)       (0.04)
 Net realized and unrealized
  gain (loss)                         (2.65)       (1.57)      (1.11)        0.92
------------------------------------------------------------------------------------
Total income (loss) from
 operations                           (2.65)       (1.61)      (1.17)        0.88
------------------------------------------------------------------------------------
Less distributions from:
 Net realized gains                      --           --       (0.15)          --
 Capital                                 --           --       (0.00)*         --
------------------------------------------------------------------------------------
Total distributions                      --           --       (0.15)          --
------------------------------------------------------------------------------------
Net asset value, end of year        $  6.70     $   9.35    $  10.96     $  12.28
------------------------------------------------------------------------------------
Total return                         (28.34)%     (14.69)%     (9.63)%       7.72%++
------------------------------------------------------------------------------------
Net assets, end of year (000's)     $74,027     $139,684    $207,209     $262,750
------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                              1.93%        1.92%       1.93%        1.93%+
 Net investment income (loss)          0.07        (0.41)      (0.51)       (0.48)+
------------------------------------------------------------------------------------
Portfolio turnover rate                  55%          37%         10%          15%
------------------------------------------------------------------------------------


(1)Per share amounts have been calculated using the monthly average shares method.
(2)For the period from August 31, 1999 (inception date) to April 30, 2000.
 * Amount represents less than $0.01 per share.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

                                                      Smith Barney Mutual Funds

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed/r/

Smith Barney Premier Selections All Cap Growth Fund Global Growth Fund Large Cap Fund

Each a series of Smith Barney Investment Funds Inc.


Shareholder reports Annual and semiannual reports to shareholders provide additional information about each fund's investments. These reports discuss the market conditions and investment strategies that significantly affected a fund's performance during its last fiscal year.


Each fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.


Statement of Additional Information The Statement of Additional Information provides more detailed information about each fund and is incorporated by reference into (is legally a part of) this Prospectus.



You can make inquiries about a fund or obtain shareholder reports or the Statement of Additional Information (without charge) by contacting your Service Agent, by calling Smith Barney Shareholder Services at 1-800-451-2010 (or for clients of a PFS Investments Inc. Registered Representative, call Primerica Shareholder Services at 1-800-544-5445, or by writing to a fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.



Information about the funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.



If someone makes a statement about a fund that is not in this Prospectus, you should not rely upon that information. Neither the funds nor the distributors are offering to sell shares of the funds to any person to whom the funds may not lawfully sell their shares.



Your Serious Money, Professionally Managed.(R) is a registered service mark of Citigroup Global Markets Inc.


(Investment Company Act
file no. 811-3275)

FD 01889 8/03

                                August 28, 2003


                      STATEMENT OF ADDITIONAL INFORMATION


                   SMITH BARNEY HANSBERGER GLOBAL VALUE FUND

                               125 Broad Street
                           New York, New York 10004
                                 800-451-2010


   This Statement of Additional Information ("SAI") is not a prospectus and is meant to be read in conjunction with the current Prospectus of Smith Barney Hansberger Global Value Fund (the "Fund"), dated August 28, 2003, as amended or supplemented from time to time, and is incorporated by reference in its entirety into the Prospectus. It is intended to provide more detailed information about the Fund as well as matters already discussed in the Prospectus. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders which are incorporated herein by reference. The Prospectus and copies of the reports may be obtained free of charge by contacting a Smith Barney Financial Consultant, a broker/dealer, financial intermediary or a financial institution (each called a "Service Agent"), or by writing or calling Citigroup Global Markets Inc. ("CGM") at the address or telephone number above. The Fund is a separate investment series of Smith Barney Investment Funds Inc. (the "Company").


                                   CONTENTS


 Investment Objective and Management Policies..............................   2
 Additional Risk Factors...................................................  15
 Investment Restrictions...................................................  20
 Brokerage and Portfolio Transactions......................................  21
 Directors and Executive Officers of the Company...........................  26
 Investment Management and Other Services..................................  30
 Distributor...............................................................  32
 Purchase of Shares........................................................  34
 Redemption of Shares......................................................  38
 Exchange Privilege........................................................  40
 Valuation of Shares.......................................................  42
 Performance Data..........................................................  42
 Dividends and Distributions...............................................  46
 Taxes.....................................................................  46
 Minimum Account Size......................................................  51
 Additional Information....................................................  51
 Financial Statements......................................................  52
 Other Information.........................................................  53
 Appendix A--Bond and Note Ratings......................................... A-1
 Appendix B--Summary of Proxy Voting Policies and Procedures............... B-1

                 INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES


   The Prospectus discusses the Fund's investment objective and policies. This section contains supplemental information concerning the types of securities and other instruments in which the Fund may invest, the investment policies and portfolio strategies the Fund may utilize and certain risks associated with these investments, policies and strategies. Smith Barney Fund Management LLC ("SBFM" or the "Manager") serves as investment manager to the Fund. Hansberger Global Investors, Inc. ("Hansberger" or the "Sub-Advisor") serves as sub-advisor to the Fund.



   Each of the following investment policies, strategies and techniques is subject to the limitations set forth under "Investment Restrictions." Except as described under "Investment Restrictions," the investment policies described in the Prospectus and in this SAI are not fundamental and the Board of Directors may change such policies without shareholder approval.



   General. The Fund's investment objective is long-term capital growth. The Fund seeks to achieve this objective by investing primarily in equity securities of U.S. and foreign issuers, including those of emerging market issuers, which, in the opinion of Hansberger, are undervalued. For the Fund, income will be an incidental consideration.



   In making investment decisions for the Fund, Hansberger relies heavily on fundamental analysis of securities with a long-term investment perspective. Hansberger's valuation methods focus on a company's share price in relation to earnings, dividends, assets, sales and a variety of other criteria. The Fund seeks to invest in companies whose securities are trading at an attractive level taking into account such factors as future earnings, cash flow and/or net asset value, and Hansberger utilizes proprietary valuation screens, internal and external research sources and other fundamental analysis to identify those securities that appear to be undervalued. Once undervalued securities are identified, Hansberger analyzes each security, concentrating on a variety of fundamental issues, including sales growth, cash flow, new product development, management structure and other economic factors. This fundamental analysis results in a list of securities meeting a strict value discipline, which are reviewed by Hansberger for inclusion in the Fund's portfolio.


   Hansberger seeks to increase the scope and effectiveness of this fundamental investment approach by extending the search for value into many countries around the world. This global search provides Hansberger with more diverse opportunities and flexibility to shift portfolio investments not only from company to company and industry to industry, but also country to country, in search of undervalued securities. Under normal market conditions the Fund will invest its assets in at least three countries, which may include the United States.


   Although the Fund generally invests in common stocks, it may also invest in preferred stocks and certain debt securities, rated or unrated, such as convertible bonds and bonds selling at a discount, when Hansberger believes the potential for appreciation will equal or exceed that available from investments in common stock. The Fund may also invest in warrants or rights to subscribe to or purchase such securities, and sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other depositary receipts (collectively, "Depositary Receipts"). The Fund may also lend its portfolio securities and borrow money for investment purposes (i.e., "leverage" its portfolio). In addition, the Fund may invest in closed-end investment companies holding foreign securities, and enter into transactions in options on securities, securities indices and foreign currencies, forward foreign currency contracts, and futures contracts and related options. When deemed appropriate by SBFM or Hansberger, the Fund may invest cash balances in repurchase agreements and other money market investments to maintain liquidity in an amount sufficient to meet expenses or for day-to-day operating purposes. Whenever, in the judgment of Hansberger, market or economic conditions warrant, the Fund may adopt a temporary defensive position and may invest without limit in money market securities denominated in U.S. dollars or in the currency of any foreign country or in cash, as described below.

   See "Additional Risk Factors" below for more information on the special risks involved with investing in foreign securities.

   Repurchase Agreements. The Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Fund's present intention to enter into repurchase agreements only upon receipt of fully adequate collateral and only with commercial banks (whether U.S. or foreign) and registered broker-dealers. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized primarily by the securities subject to repurchase. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. Pursuant to policies established by the Board of Directors, SBFM and Hansberger monitor the creditworthiness of all issuers with which the Fund enters into repurchase agreements.


   Reverse Repurchase Agreements. The Fund currently does not intend to commit more than 5% of its Fund's net assets to reverse repurchase agreements. The Fund may enter into reverse repurchase agreements with broker-dealers and other financial institutions. Such agreements involve the sale of portfolio securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment, are considered to be borrowings by the Fund and are subject to the borrowing limitations set forth under "Investment Restrictions." Since the proceeds of reverse repurchase agreements are invested, this would introduce the speculative factor known as "leverage." The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the Fund intends to use the reverse repurchase technique only when SBFM and Hansberger believe it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the participating Fund's assets. The Custodian will maintain a separate account for the Fund with securities having a value equal to or greater than such commitments.



   Securities Lending. The Fund is authorized to lend up to 33 1/3% of the total market value of its portfolio securities to brokers, dealers, domestic and foreign banks or other financial institutions for the purpose of increasing its net investment income. Any loan of securities must be callable at any time and is continuously secured by cash or U.S. government obligations equal to no less than the market value, determined daily, of the securities loaned. There may, however, be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrowers of the securities fail financially. Apart from lending its securities and acquiring debt securities of a type customarily purchased by financial institutions, the Fund will not make loans to other persons.



   The Fund will receive from the borrower amounts equal to dividends or interest payable on the securities loaned. Any such payment in lieu of a dividend, however, will not be treated as "qualified dividend income" for purposes of determining what portion of the Fund's regular dividends (as defined below) received by individuals may be taxed at the rates generally applicable to long-term capital gains (see "TAXES" below). The Fund will also earn income for having made the loan because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending of securities the Fund may pay reasonable finders, administrative and custodial fees. Where voting or consent rights with respect to loaned securities pass to the borrower, management will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the issues involved have a material effect on the Fund's investment in the securities loaned.


   The Fund will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when retaining such rights is considered to be in the Fund's interest.

   Commercial Bank Obligations. For the purposes of the Fund's investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks may be general obligations of the parent bank in addition to the issuing bank, or may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Fund to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although the Fund will typically acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase in excess of U.S. $1 billion (or the equivalent thereof), this is not a fundamental investment policy or restriction of the Fund. For calculation purposes with respect to the U.S. $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

   When-Issued and Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis. The price of debt obligations purchased on a when-issued basis is fixed at the time the Fund commits to purchase, but delivery and payment for the securities ("settlement") takes place at a later date. The price of these securities may be expressed in yield terms. The Fund will enter into these transactions in order to lock in the yield (price) available at the time of commitment. Between purchase and settlement, the Fund assumes the ownership risk of the when-issued securities, including the risk of fluctuations in the securities market value due to, among other factors, a change in the general level of interest rates. However, no interest accrues to the Fund during this period.

   Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as the Fund, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. The Fund, therefore, may not invest in a master demand note, if as a result more than 15% of the value of the Fund's total assets would be invested in such notes and other illiquid securities.


   Temporary Investments. The Fund may make money market investments pending other investments or settlement for liquidity, or in adverse market conditions. These money market investments include obligations of the U.S. government and its agencies and instrumentalities, obligations or foreign sovereignties, other debt securities, commercial paper including bank obligations, certificates of deposit (including Eurodollar certificates of deposit) and repurchase agreements.



   For temporary defensive purposes, during periods in which SBFM or Hansberger believes changes in economic, financial or political conditions make it advisable, the Fund may reduce its holdings in equity and other securities and may invest up to 100% of its assets in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities and in cash (U.S. dollars, foreign currencies, multicurrency units). These short-term and medium-term debt securities consist of (a) obligations of governments, agencies or instrumentalities of any member state of the Organization for Economic Cooperation and Development ("OECD"); (b) bank deposits and bank obligations (including certificates of deposit, time deposits and banker's acceptances) of banks organized under the laws of any member state of the OECD, denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of corporations organized under the laws of any member state of the OECD meeting the Fund's credit quality standards; and (e) repurchase agreements with banks and broker-dealers covering any of the foregoing securities. The short-term and medium-term debt securities in which the Fund may invest for temporary defensive purposes will be those that SBFM and Hansberger believe to be of high quality, i.e., subject to relatively low risk of loss of interest or principal. There is currently no rating system for debt securities in most emerging countries. If rated, these securities will be rated in one of the three highest rating categories by rating services such as Moody's Investors Services, Inc. ("Moody's") or the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") (i.e., rated at least A).

   Non-Publicly Traded Securities. The Fund may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. These securities may present a higher degree of business and financial risk, which can result in substantial losses. In the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what the Fund may consider the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to disclosure and other investor protection requirements that might apply if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the costs of registration. The Fund may not invest more than 15% of its net assets in illiquid securities, including securities for which there is no readily available secondary market. The Fund may invest in securities that can be offered and sold to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"). The Board of Directors has delegated to SBFM and Hansberger, subject to the Board's supervision, the daily function of determining and monitoring the liquidity of Rule 144A Securities. Rule 144A Securities held by the Fund which have been determined to be liquid will not be subject to the 15% limitation described above. However, Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring them.


   Short Sales. The Fund may sell securities short "against the box," that is, sell a security that the Fund owns or has the right to acquire, for delivery at a specified date in the future.



   Depositary Receipts (including ADRs, EDRs and GDRs). The Fund may purchase ADRs, EDRs, GDRs and other depositary receipts or other securities representing underlying shares of foreign companies. Depositary Receipts are typically issued by a financial institution ("depository") and evidence ownership interests in a security or a pool of securities ("underlying securities") that have been deposited with the depository. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no such obligation and the depository's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The Fund may invest in ADRs through both sponsored and unsponsored arrangements.



   The depository for ADRs is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other Depositary Receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. For purposes of the Fund's investment policies, investments in Depositary Receipts will be deemed to be investments in the underlying securities. Thus, a Depositary Receipt representing ownership of common stock will be treated as common stock.



   Real Estate Investment Trusts. The Fund may invest up to 10% of its assets in Real Estate Investment Trusts ("REITs"). REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. A REIT is dependent upon cash flow from its investments to repay financing costs and the ability of the REIT's manager. REITs are also subject to risks generally associated with investments in real estate.


   Borrowing. The Fund may borrow money from U.S.-regulated banks in an amount not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities other than the borrowing. If the Fund borrows and uses the proceeds to make additional investments, income and appreciation from such investments will improve its performance if they exceed the associated borrowing costs but impair its performance if they are less than such borrowing costs. This speculative factor is known as "leverage."

   Leverage creates an opportunity for increased returns to shareholders of the Fund but, at the same time, creates special risk considerations. For example, leverage may exaggerate changes in the net asset value of the Fund's shares and in the Fund's yield. Although the principal or stated value of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Leverage will create interest or dividend expenses for the Fund which can exceed the income from the assets retained. To the extent the income or other gain derived from securities purchased with borrowed funds exceeds the interest or dividends the Fund will have to pay in respect thereof, the Fund's net income or other gain will be greater than if leverage had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover the cost of leverage, the net income or other gain of the Fund will be less than if leverage had not been used. If the amount of income from the incremental securities is insufficient to cover the cost of borrowing, securities might have to be liquidated to obtain required funds. Depending on market or other conditions, such liquidations could be disadvantageous to the Fund.


   Other Investment Companies. Some emerging countries have laws and regulations that preclude direct foreign investment in the securities of companies located there. However, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging countries through specifically authorized investment funds. The Fund may invest in these investment funds, as well as other closed-end investment companies, up to 10% of its assets, as permitted by the 1940 Act. If the Fund invests in other investment companies, shareholders will bear not only their proportional share of the Fund's expenses (including operating expenses and the fees of the Manager), but also, indirectly, the similar expenses of the underlying investment companies.



   Forward Roll Transactions. In order to enhance current income, the Fund may enter into forward roll transactions. In a forward roll transaction, the Fund sells a security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed-upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale, may generate income for the Fund exceeding the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. At the time the Fund enters into forward roll transactions, it will place in a segregated account on the books of the Fund, or with the Custodian, cash or liquid assets having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to insure that such equivalent value is maintained.


   Forward Foreign Currency Exchange Contracts and Options on Foreign Currencies. The Fund may enter into forward foreign currency exchange contracts ("forward contracts"), providing for the purchase of or sale of an amount of a specified currency at a future date. The Fund may use forward contracts to protect against a foreign currency's decline against the U.S. dollar between the trade date and settlement date for a securities transaction, or to lock in the U.S. dollar value of dividends declared on securities it holds, or generally to protect the U.S. dollar value of the securities it holds against exchange rate fluctuations. The Fund may also use forward contracts to protect against fluctuating exchange rates and exchange control regulations. Forward contracts may limit the Fund's losses due to exchange rate fluctuation, but they will also limit any gains that the Fund might otherwise have realized. The Fund may also enter into foreign currency futures contracts ("currency futures").


   Except where segregated accounts are not required by the 1940 Act, when the Fund enters into a forward contract or currency future, it will place in a segregated account maintained on the books of the Fund, or with the Custodian, cash or liquid securities in an amount equal to the value of the Fund's total assets committed to consummation of forward contracts and currency futures. If the value of these segregated securities declines, additional cash or securities will be placed in the account on a daily basis so that the account value is at least equal to the Fund's commitments to such contracts.

   The Fund may purchase put and call options and write covered put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign currency denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may lose the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund are traded on U.S. and foreign exchanges or over-the-counter.

   Option Transactions. In addition to options on currencies described above, the Fund may seek to hedge all or a portion of its investments through options on other securities in which it may invest. Options which the Fund may purchase or sell will be traded on a recognized securities or futures exchange or over-the-counter ("OTC"). Options markets in emerging countries are currently limited and the nature of the strategies adopted by Hansberger and the extent to which those strategies are used will depend on the development of such markets.

   The primary risks associated with the use of options on securities are (i) imperfect correlation between the change in market value of the securities the Fund holds and the prices of options relating to the securities purchased or sold by the Fund; and (ii) possible lack of a liquid secondary market for an option. Options not traded on an exchange (OTC options) are generally considered illiquid and may be difficult to value. Hansberger believes that the Fund will minimize its risk of being unable to close out an option contract by transacting in options only if there appears to be a liquid secondary market for those options.

   Writing Covered Call Options. The Fund may write (sell) covered call options for hedging purposes. Covered call options will generally be written on securities and currencies which, in the opinion of Hansberger, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.


   A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. A call is "covered" if the Fund (i) owns the securities underlying the option or securities convertible or exchangeable (without the payment of any consideration) into the securities underlying the option, (ii) maintains in a segregated account on the Fund's books, or with the Custodian, cash or liquid securities, provided such securities have been determined by SBFM and Hansberger to be unencumbered pursuant to guidelines established by the Board of Directors ("eligible segregated assets") with a value sufficient to meet the Fund's obligations under the call, or (iii) owns an offsetting call option.


   Fund securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objective. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price and retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since the option may be exercised at any time prior to the option's expiration. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency. The security or currency covering the call option will be maintained in a segregated account at the Custodian. The Fund does not consider a security or currency covered by a call option to be "pledged" as that term is used in the Fund's policy which limits the pledging or mortgaging of its assets.


   The premium the Fund receives for writing a call option is deemed to constitute the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the implied price volatility of the underlying security or currency, and the length of the option period. In determining whether a particular call option should be written on a particular security or currency, Hansberger will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability in the Fund's statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be calculated as described in "Determination of Net Asset Value" in the Prospectus. The liability will be extinguished upon expiration of the option or delivery of the underlying security or currency upon the exercise of the option. The liability with respect to a listed option will also be extinguished upon the purchase of an identical option in a closing transaction.


   Closing transactions will be effected in order to realize a profit or to limit losses on an outstanding call option written by the Fund, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price, expiration date or both. If the Fund desires to sell a particular security or currency from its portfolios on which it has written a call option or purchases a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is no assurance that the Fund will be able to effect such closing transactions at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold, in which case it would continue to be at market risk with respect to the security or currency.


   The Fund will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity are normally higher than those applicable to purchases and sales of Fund securities.

   Call options written by the Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

   The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

   Writing Put Options. The Fund may also write (i.e., sell) covered put options. The writer of a put incurs an obligation to buy the security underlying the option from the put's purchaser at the exercise price at any time on or before the termination date, at the purchaser's election (certain options the Fund writes will be exercisable by the purchaser only on a specific date). Generally, a put is "covered" if the Fund maintains eligible segregated assets equal to the exercise price of the option or if the Fund holds a put on the same underlying security with a similar or higher exercise price.

   Purchasing Put Options. The Fund may purchase put options. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period. The

Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

   The Fund may purchase a put option on an underlying security or currency (a "protective put") owned by the Fund as a hedging technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

   The Fund may also purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.


   The premium paid by the Fund when purchasing a put option will be recorded as an asset in the Fund's statement of assets and liabilities. This asset will be adjusted daily to the option's current market value. The asset will be extinguished upon expiration of the option or the delivery of the underlying security or currency upon the exercise of the option. The asset with respect to a listed option will also be extinguished upon the writing of an identical option in a closing transaction.


   Purchasing Call Options. The Fund may purchase call options. As the holder of a call option, the Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. Call options may be purchased by the Fund for the purpose of acquiring the underlying security or currency for the Fund. Utilized in this fashion, the purchase of call options enables the Fund to acquire the security or currency at the exercise price of the call option plus the premium paid. At times the net cost of acquiring the security or currency in this manner may be less than the cost of acquiring the security or currency directly. This technique may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

   The Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of the Fund's current return.


   Futures Contracts and Related Options. The Fund may buy and sell financial Futures Contracts, stock and bond index Futures Contracts, interest rate Futures Contracts, foreign currency Futures Contracts (collectively, "Futures Contracts") and options on Futures Contracts for hedging purposes only. A Futures Contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. An index Futures Contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A Futures Contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date. The Fund may enter into Futures Contracts as a hedge against changes in prevailing levels of interest rates, currency exchange rates, securities indices or individual securities, in order to establish more definitely the effective return on securities or currencies held or committed to be acquired by the Fund. The Fund may enter into Futures Contracts based on financial indices including any index of U.S. government securities, foreign government securities or corporate debt securities.


   A Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument or currency for a specified price at a designated date, time and place. The purchaser of a Futures Contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the debt securities underlying the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times that the Futures Contract is outstanding.

   Although techniques other than sales and purchases of Futures Contracts could be used to reduce the Fund's exposure to interest rate and currency exchange rate fluctuations, the Fund may be able to hedge its exposure more effectively and at a lower cost through using Futures Contracts.

   Although Futures Contracts typically require future delivery of and payment for financial instruments or currencies, Futures Contracts are usually closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits of the underlying financial instrument or currency on the relevant delivery date. The Fund intends to enter into Futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

   As an example of an offsetting transaction, the contractual obligations arising from the sale of one Futures Contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery under the Futures Contract is required (i.e., on a specific date in September, the "delivery month") by the purchase of another Futures Contract of September Treasury Bills on the same exchange. In such instance the difference between the price at which the Futures Contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

   Persons who trade in Futures Contracts may be broadly classified as "hedgers" and "speculators." Hedgers, whose business activity involves investment or other commitment in securities or other obligations, use the Futures markets to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities and obligations held or committed to be acquired by them or fluctuations in the value of the currency in which the securities or obligations are denominated. Debtors and other obligors may also hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the Futures Contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing interest rates or currency exchange rates.

   The Fund's Futures transactions will be entered into for traditional hedging purposes; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase.

   "Margin" with respect to Futures Contracts is the amount of money that must be deposited by the Fund with a broker in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered into ("initial margin") is intended to assure the Fund's performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded, and may be significantly modified from time to time by the exchange during the term of the Futures Contract. As the value of the security, index or currency fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract. In addition, when the Fund enters into a Futures Contract, it will segregate assets or "cover" its position in accordance with the 1940 Act. The value of the underlying securities on which Futures Contracts will be written at any one time will not exceed 25% of the total assets of the Fund.


   If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin deposit ("variation margin"). If, however, the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, it is anticipated that the broker will pay the excess to the Fund. In computing daily net asset values, the Fund will mark to market the current value of its open Futures Contracts. The Fund expects to earn interest income on its margin deposits.

   See "Additional Risk Factors" below for more information on the special risks associated with Futures Contracts.

   Options on Futures Contracts. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the Futures Contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities or currencies upon which the Futures Contracts are based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

   As an alternative to purchasing call and put options on Futures, the Fund may purchase call and put options on the underlying securities or currencies themselves (see "Purchasing Put Options" and "Purchasing Call Options" above). Such options would be used in a manner identical to the use of options on Futures Contracts.

   To reduce or eliminate the leverage then employed by the Fund or to reduce or eliminate the hedge position then currently held by the Fund, the Fund may seek to close out an option position by selling an option covering the same securities or currency and having the same exercise price and expiration date. The ability to establish and close out positions on options on Futures Contracts is subject to the existence of a liquid market. It is not certain that this market will exist at any specific time.






   Supplementary Description of Interest Rate Futures Contracts and Related Options. Currently, Futures Contracts can be purchased and sold on such securities as U.S. Treasury bonds, U.S. Treasury notes, GNMAs and U.S. Treasury bills. Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a Futures Contract. The Fund will initially be required to deposit with the Custodian or the broker an amount of "initial margin" of cash or U.S. Treasury bills. The nature of initial margin in Futures transactions is different from that of margin in security transactions in that futures contract initial margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the Futures Contract, assuming all contractual obligations have been satisfied. Subsequent payments, called maintenance margin, to and from the broker, will be made on a daily basis as the price of the underlying debt security fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." For example, when the Fund has purchased a Futures Contract and the price of the underlying debt security has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to that increase in value. Conversely, when the Fund has purchased a Futures Contract and the price of the underlying debt security has declined, the position would be less valuable and the Fund would be required to make a maintenance margin payment to the broker. At any time prior to expiration of the Futures Contract, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the Futures Contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.



   While Futures Contracts based on debt securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are very seldom made. Generally, the Futures Contract is terminated by entering into an offsetting transaction. An offsetting transaction for a Futures Contract sale is effected by the Fund entering into a Futures Contract purchase for the same aggregate amount of the specific type of financial instrument and same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund pays the difference and realizes the loss. Similarly, the closing out of a Futures Contract purchase is effected by the Fund entering into a Futures Contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting price, the Fund realizes a loss.



   Forward Currency Contracts and Options on Currency. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The Fund may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. The Fund may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. The Fund might sell a particular foreign currency forward, for example, when it holds bonds denominated in that currency but anticipates, and seeks to be protected against, a decline in the currency against the U.S. dollar. Similarly, the Fund might sell the U.S. dollar forward when it holds bonds denominated in U.S. dollars but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, the Fund might purchase a currency forward to "lock in" the price of securities denominated in that currency which it anticipates purchasing.


   The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Fund's ability to use such contracts to hedge or cross-hedge its assets. Also, with regard to the Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time, poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

   Forward contracts are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and is consummated without payment of any commission. The Fund, however, may enter into forward contracts with deposit requirements or commissions.

   A put option gives the Fund, as purchaser, the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives the Fund, as purchaser, the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. The Fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the value of a currency in which it holds or anticipates holding securities. If the currency's value should decline, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise, any gain to the Fund would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value of a currency in which the Fund anticipates purchasing securities.

   The Fund's ability to establish and close out positions in foreign currency options is subject to the existence of a liquid market. There can be no assurance that a liquid market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.


   A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Exchange markets for options on foreign currencies exist but are relatively new, and the ability to establish and close out positions on the exchanges is subject to maintenance of a liquid secondary market. Closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets for options on foreign currencies) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although the Fund intends to purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain options, with the result that the Fund would have to exercise those options which it has purchased in order to realize any profit. The staff of the SEC has taken the position that, in general, purchased OTC options and the underlying securities used to cover written OTC options are illiquid securities. However, the Fund may treat as liquid the underlying securities used to cover written OTC options, provided it has arrangements with qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula. In these cases, the OTC option itself would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.


   Interest Rate Swaps, Caps and Floors. Among the hedging transactions into which the Fund may enter are interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its investment or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as a hedge and not as a speculative investment. The Fund will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

   The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these hedging transactions are entered into for good faith hedging purposes, SBFM believes such obligations do not constitute senior securities and, accordingly will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the 1940 Act. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one U.S. nationally recognized statistical rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

   New options and Futures Contracts and various combinations thereof continue to be developed and the Fund may invest in any such options and contracts as may be developed to the extent consistent with its investment objective and regulatory requirements applicable to investment companies.

   Equity Swaps. The Fund may enter into swaps based upon the value of various single equity securities, baskets or indices. A swap is a separate contract that does not require ownership of the underlying stock. In a swap, the Fund will agree with a swap dealer to make payments based upon changes in the value of a security. The Fund can take either position in the swap; that is, the Fund may be the party that receives a payment following an increase in value and pays following a decrease or vice versa. In some cases, the Fund also may be required to make (or receive) dividend payments consistent with the underlying security or make (or receive) additional payments on the effective date and/or termination date of the swap. One example of a situation in which the Fund may use an equity swap is to mimic some of the benefits of ownership of "local shares" in a country in which the Fund, as a foreigner, is prohibited from owning local shares. The terms of the swaps actually entered by the Fund are negotiated between the parties and may vary significantly.


   Sovereign Debt. The Fund may invest in sovereign debt, which may trade at a substantial discount from face value. The Fund may hold and trade sovereign debt of emerging market countries in appropriate circumstances and to participate in debt conversion programs. Emerging country sovereign debt involves a high degree of risk, is generally lower-quality debt, and is considered speculative in nature. The issuer or governmental authorities that control sovereign debt repayment ("sovereign debtors") may be unable or unwilling to repay principal or interest when due in accordance with the terms of the debt. A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy towards the International Monetary Fund (the "IMF") and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearage on their debt. The commitment of these third parties to make such disbursements may be conditioned on the sovereign debtor's implementation of economic reforms or economic performance and the timely service of the debtor's obligations. The sovereign debtor's failure to meet these conditions may cause these third parties to cancel their commitments to provide funds to the sovereign debtor, which may further impair the debtor's ability or willingness to timely service its debts.



   Brady Bonds. The Fund may invest in Brady Bonds as part of its investment in sovereign debt of countries that have restructured or are in the process of restructuring their sovereign debt pursuant to the Brady Plan (discussed below).



   Brady Bonds are issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness. The Brady Plan contemplates, among other things, the debtor nation's adoption of certain economic reforms and the exchange of commercial bank debt for newly issued bonds. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as the World Bank or the IMF. The World Bank or the IMF supports the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to replenish reserves used to reduce outstanding bank debt. Under these loan agreements or other arrangements with the World Bank or the IMF, debtor nations have been required to agree to implement certain domestic monetary and fiscal reforms. The Brady Plan sets forth only general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.



   Agreements implemented under the Brady Plan are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, each country offers different financial packages. Options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, bonds issued at a discount of face value of such debt, and bonds bearing an interest rate that increases over time and the advancement of the new money for bonds. The principal of certain Brady Bonds has been collateralized by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nation's reserves. Interest payments may also be collateralized in part in various ways.



   Brady Bonds are often viewed as having three or four valuation components:
(i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payment; and (iv) any uncollateralized interest and principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds can be viewed as speculative.


                            ADDITIONAL RISK FACTORS


   Risks associated with the Fund and its investment strategies are described in the Prospectus and in the above discussion of the Fund's investment objective and management policies. The following additional risk factors are intended to supplement the risks described in the Prospectus and other parts of this SAI.


   General. Investors should realize that risk of loss is inherent in the ownership of any securities and that the Fund's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions.


   Below Investment Grade Fixed Income Securities. Securities which are rated BBB by S&P or Baa by Moody's are generally regarded as having adequate capacity to pay interest and repay principal, but may have some speculative characteristics. Securities rated below Baa by Moody's or BBB by S&P may have speculative characteristics, including the increased possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market. Because high yield bonds have been found to be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of high yield bonds may exercise redemption or call provisions, which may force the Fund, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return.


   Foreign Securities. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since the Fund will invest heavily in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in its portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

   There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their price more volatile than securities of comparable U.S. companies. Transaction costs on foreign securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The Fund might have greater difficulty taking appropriate legal action in foreign courts. Dividend and interest income from foreign securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the Fund or the investors. Capital gains are also subject to taxation in some foreign countries.

   Currency Risks. The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which the Fund's investments are denominated relative to the U.S. dollar will affect the Fund's net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to a country's economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the Fund's securities are quoted would reduce the Fund's net asset value per share.


   Special Risks of Countries in the Asia Pacific Region. Certain of the risks associated with international investments are heightened for investments in these countries. For example, some of the currencies of these countries have experienced devaluations relative to the U.S. dollar, and adjustments have been made periodically in certain of such currencies. Certain countries, such as Indonesia, face serious exchange constraints. Jurisdictional disputes exist, for example, between South Korea and North Korea. In addition, Hong Kong reverted to Chinese administration on July 1, 1997. The long-term effects of this reversion are not known at this time.


   Securities of Developing/Emerging Markets Countries. A developing or emerging markets country generally is considered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors. The emerging market countries in which the Fund invests have markets that are less liquid than markets in the U.S. In changing markets the Fund may not be able to sell desired amounts of securities at reasonable prices. Less information is available about these issuers and markets because of less rigorous accounting and regulatory standards than in the U.S.


   One or more of the risks discussed above could affect adversely the economy of a developing market or the Fund's investments in such a market. In Eastern Europe, for example, upon the accession to power of Communist regimes in the past, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments may remain unsettled. There can be no assurance that any investments that the Fund might make in such emerging markets would not be expropriated, nationalized or otherwise confiscated at some time in the future. In such an event, the Fund could lose its entire investment in the market involved. Moreover, changes in the leadership or policies of such markets could halt the expansion or reverse the liberalization of foreign investment policies now occurring in certain of these markets and adversely affect existing investment opportunities.

   Many of the Fund's investments in the securities of emerging markets may be unrated or rated below investment grade. Securities rated below investment grade (and comparable unrated securities) are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse business, financial, economic, or political conditions.

   Securities of Small Capitalization Companies. Investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller capitalization companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater chance of loss than securities of larger capitalization companies. Transaction costs in stocks of smaller capitalization companies may be higher than those of larger capitalization companies.

   Derivative Instruments. In accordance with its investment policies, the Fund may invest in certain derivative instruments which are securities or contracts that provide for payments based on or "derived" from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties (and not a true security like a stock or a bond). Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments. A derivative instrument is more accurately viewed as a way of reallocating risk among different parties or substituting one type of risk for another. Every investment by the Fund, including an investment in conventional securities, reflects an implicit prediction about future changes in the value of that investment. Every Fund investment also involves a risk that the portfolio manager's expectations will be wrong. Transactions in derivative instruments often enable the Fund to take investment positions that more precisely reflect the portfolio manager's expectations concerning the future performance of the various investments available to the Fund. Derivative instruments can be a legitimate and often cost-effective method of accomplishing the same investment goals as could be achieved through other investment in conventional securities.


   Derivative contracts include options, futures contracts, forward contracts, forward commitment and when-issued securities transactions, forward foreign currency exchange contracts and interest rate, mortgage and currency and equity swaps. The following are the principal risks associated with derivative instruments:



      Market risk: The instrument will decline in value or an alternative investment would have appreciated more, but this is no different from the risk of investing in conventional securities.


      Leverage and associated price volatility: Leverage causes increased volatility in the price and magnifies the impact of adverse market changes, but this risk may be consistent with the investment objective of even a conservative fund in order to achieve an average portfolio volatility that is within the expected range for that type of fund.

      Credit risk: The issuer of the instrument may default on its obligation to pay interest and principal.

      Liquidity and valuation risk: Many derivative instruments are traded in institutional markets rather than on an exchange. Nevertheless, many derivative instruments are actively traded and can be priced with as much accuracy as conventional securities. Derivative instruments that are custom designed to meet the specialized investment needs of a relatively narrow group of institutional investors such as the Fund are not readily marketable and are subject to the Fund's restrictions on illiquid investments.

      Correlation risk: There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.


   Each derivative instrument purchased for the Fund's portfolio is reviewed and analyzed by the Fund's portfolio managers to assess the risk and reward of each such instrument in relation to the Fund's portfolio investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument's ability to provide value to the Fund and its shareholders.



   Special Risks of Using Futures Contracts. The prices of Futures Contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.



   At best, the correlation between changes in prices of Futures Contracts and of the securities or currencies being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for Futures and for debt securities or currencies, including technical influences in Futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard Futures Contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.



   To compensate for the imperfect correlation of movements in the price of debt securities being hedged and movements in the prices of the Futures Contracts, the Fund may buy or sell Futures Contracts in a greater dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the Futures Contracts. Conversely, the Fund may buy or sell fewer Futures Contracts if the historical volatility of the price of the securities being hedged is less than the historical volatility of the Futures Contracts. It is also possible that, where the Fund has sold Futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the Futures Contracts and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio will tend to move in the same direction as the Futures Contracts. Where Futures are purchased to hedge against a possible increase in prices of securities before the Fund is able to invest its cash (or cash equivalents) in U.S. government securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in U.S. government securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the Futures Contract that is not offset by a reduction in the price of securities purchased.



   Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the Fund. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount invested in the Futures Contract. The Fund, however, would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline. Where the Fund enters into Futures transactions for non-hedging purposes, it will be subject to greater risks and could sustain losses which are not offset by gains on other of the Fund's assets.



   Furthermore, in the case of a Futures Contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a Futures Contract, the Fund will segregate and commit to back the Futures

Contract with an amount of cash and liquid securities equal in value to the current value of the underlying instrument less the margin deposit.



   In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the Futures Contracts and the portion of the portfolio being hedged, the market prices of Futures Contracts may be affected by certain factors. First, all participants in the Futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close Futures Contracts through offsetting transactions which could distort the normal relationship between the debt securities and Futures markets; second, from the point of view of speculators, the deposit requirements in the Futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the Futures market may also cause temporary price distortions. Due to the possibility of price distortion in the Futures market and because of the imperfect correlation between movements in the debt securities and movements in the prices of Futures Contracts, a correct forecast of interest rate trends by SBFM or Hansberger may still not result in a successful hedging transaction over a very short time frame.



   Positions in Futures Contracts may be closed out only on an exchange or board of trade which provides a secondary market for such Futures. Although the Fund intends to purchase or sell Futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a Futures position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event that the Futures Contracts have been used to hedge portfolio securities, such securities will not be sold until the Futures Contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the Futures Contracts. However, as described above, there is no guarantee that the price of the securities will, in fact, correlate with the price movements of the Futures Contracts and thus provide an offset to losses on Futures Contracts. Successful use of Futures Contracts by the Fund is also subject to SBFM's and/or Hansberger's ability to predict correctly movements in the direction of interest rates and other factors affecting markets of debt securities. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect debt securities held in its portfolio and prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its Futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sale of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.



   Most U.S. Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no additional trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.



   In addition to the risks which apply to all options transactions, there are several special risks relating to options on Futures Contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop. The Fund will not purchase options on Futures Contracts on any exchange unless and until, in SBFM's opinion (and/or Hansberger's opinion), the market for such options has developed sufficiently that the risks in connection with options on Futures Contracts are not greater than the risks in connection with Futures Contracts. Compared to the use of Futures Contracts, the purchase of options on Futures Contracts involves less potential risk to the Fund because the maximum amount of risk is the premium paid for the options (plus transaction costs).

However, there may be circumstances when the use of an option on a Futures Contract would result in a loss to the Fund when the use of a Futures Contract would not, such as when there is no movement in the prices of debt securities. Writing an option on a Futures Contract involves risks similar to those arising in the sale of Futures Contracts, as described above.



   Economic and Monetary Union (EMU). As part of EMU, on January 1, 1999 11 European countries adopted a single common currency--the Euro; budgetary decisions remain in the hands of each participating country, but are subject to each country's commitment to avoid "excessive deficits" and other more specific budgetary criteria. The European Central Bank is responsible for setting the official interest rate within the Euro zone. EMU may create new economic opportunities for investors, such as easier cross-border mergers, acquisitions and similar restructurings, more efficient distribution and product packaging and greater competition. However, EMU and the introduction of the Euro present unique risks and uncertainties for investors in EMU-participating countries, including: (i) uncertainty as to whether participating countries will remain committed to EMU in the face of changing economic conditions; (ii) instability within EMU may increase the volatility of European markets and may adversely affect the prices of securities of European issuers in the Fund's portfolio;
(iii) uncertainty concerning the fluctuation of the Euro relative to non-Euro currencies; and (iv) there is no assurance that interest rate, tax and labor regimes of EMU-participating countries will converge over time. These and other factors may cause market disruption and could adversely affect European securities and currencies held by the Fund.



   Portfolio Turnover. The Fund may purchase or sell securities without regard to the length of time the security has been held and thus may experience a high rate of portfolio turnover. A 100% turnover rate would occur, for example, if all the securities in a portfolio were replaced in a period of one year. Under certain market conditions, the Fund may experience a high rate of portfolio turnover. This may occur, for example, if the Fund writes a substantial number of covered call options and the market prices of the underlying securities appreciate. The rate of portfolio turnover is not a limiting factor when the portfolio managers deem it desirable to purchase or sell securities or to engage in options transactions. For the fiscal years ended April 30, 2002 and 2003, the Fund's portfolio turnover rates were 43% and 36%, respectively.


                            INVESTMENT RESTRICTIONS


   The Company has adopted the following investment restrictions with respect to the Fund. Restrictions 1 through 8 cannot be changed without approval by the holders of a majority of the outstanding shares of the Fund, defined as the lesser of (a) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the Fund's outstanding shares. The remaining restrictions may be changed by the Board of Directors at any time (subject to applicable regulatory provisions). The Fund may not:



       1. Deviate from the definition of a "diversified company" as defined in the 1940 Act.


       2. Issue senior securities as defined in the 1940 Act and any rules and orders thereunder, except as permitted under the 1940 Act.

       3. Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, U.S. or foreign government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

       4. The Fund will not make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and
   (c) loans of its portfolio securities.


       5. The Fund will not engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in disposing of portfolio securities.

       6. The Fund will not purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Fund from (a) investing in and selling securities of issuers engaged in the real estate business and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds; (c) trading in futures contracts and option on futures contracts or (d) investing in or purchasing REIT securities.


       7. The Fund will not purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except against the box). For purposes of this restriction, the deposit or payment by the Fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

       8. The Fund will not borrow money, except that (a) the Fund may borrow from banks in an amount not exceeding 33 1/3% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques.

       9. The Fund will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

      10. Invest in companies for the purpose of exercising management or control.


      11. Invest in securities of other investment companies, except as part of a merger, consolidation, or acquisition of assets or as permitted by Section 12(d)(1)(A) through (E) of the 1940 Act.


                     BROKERAGE AND PORTFOLIO TRANSACTIONS


   Hansberger is responsible for allocating the Fund's brokerage. Twice a year, Hansberger, through its securities analysts and trading personnel, will consider the amount and nature of research and research services provided by brokers, as well as the extent to which such services are relied upon, and attempt to allocate a portion of the brokerage business of the Fund and other advisory clients on the basis of that consideration. In addition, brokers may suggest a level of business they would like to receive in order to continue to provide such services. The actual brokerage business received by a broker may be more or less than the suggested allocations, depending upon Hansberger's evaluation of all applicable considerations. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, CGM. The Fund will not deal with CGM in any transaction in which CGM acts as principal.



   The Fund attempts to obtain the most favorable execution of the Fund's transactions, that is, the best combination of net price and prompt reliable execution. In the opinion of Hansberger, however, it is not possible to determine in advance that any particular broker will actually be able to effect the most favorable execution because, in the context of a constantly changing market, order execution involves judgments as to price, commission rates, volume, the direction of the market and the likelihood of future change. In making its decision as to which broker or brokers are most likely to provide the most favorable execution, Hansberger takes into account the relevant circumstances. These include, in varying degrees, the size of the order, the importance of prompt execution, the breadth and trends of the market in the particular security, anticipated commission rates, the broker's familiarity with such security including its contacts with possible buyers and sellers and its level of activity in the security, the possibility of a block transaction and the general record of the broker for prompt, competent and reliable service in all aspects of order processing, execution and settlement.


   Commissions are negotiated and take into account several factors which typically include, but are not limited to, the difficulty involved in execution of a transaction, the time it took to conclude, the extent of the broker's commitment of its own capital, if any, and the price received. Anticipated commission rates are an important consideration in all trades and are weighed along with the other relevant factors affecting order execution set forth above. In allocating brokerage among those brokers who are believed to be capable of providing equally favorable execution, the Fund takes into consideration the fact that a particular broker may, in addition to execution capability, provide other services to the Fund such as research and statistical information. It is not possible to place a dollar value on such services nor does their availability reduce Hansberger's expenses in a determinable amount. These various services may, however, be useful to Hansberger in connection with its services rendered to other advisory clients and not all such services may be used in connection with the Fund.




Fund Transactions and Brokerage



   Hansberger is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's investment business and the negotiation of the commissions to be paid on such transactions. It is the policy of Hansberger to seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to Hansberger or the Fund. In OTC transactions, orders are placed directly with a principal market maker unless it is believed that better price and execution can be obtained using a broker. In determining the abilities of a broker or dealer to obtain best execution, Hansberger considers relevant factors including: the ability and willingness of the broker or dealer to facilitate the Fund's portfolio transaction by participating therein for its own account; speed, efficiency and confidentiality; familiarity with the market for a particular security; and the reputation and perceived soundness of the broker or dealer. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commissions, if any. In selecting broker-dealers and in negotiating commissions, Hansberger considers a variety of factors, including best price and execution, the full range of brokerage services provided by the broker, as well as its capital strength and stability, and the quality of the research and research services provided by the broker. Consistent with the foregoing primary considerations, the Conduct Rules of the NASD Inc. (the "NASD") and such other policies as the Board of Directors may determine, Hansberger may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. However, since shares of the Fund are not marketed through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through such firms. For the fiscal year ended April 30, 2003, the Fund directed brokerage transactions totaling $10,364,713.00 to brokers because of research services provided. For the fiscal year ended April 30, 2003, the amount of brokerage commissions paid on such transactions totaled $21,492.00.



   Section 28(e) of the Securities Exchange Act of 1934, as amended ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of the brokerage and research services provided by the broker or dealer. Brokerage and research services include: (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).



   In carrying out the provisions of the Sub-Advisory Agreement, Hansberger may cause the Fund to pay to a broker that provides brokerage and research services to Hansberger, a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction. Hansberger believes it is important to its investment decision-making process to have access to independent research. The Sub-Advisory Agreement provides that such higher commissions will not be paid by the Fund unless Hansberger determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or Hansberger's overall responsibilities with respect to the accounts as to which it exercises investment discretion.


   Generally, research services provided by brokers may include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis, and analysis of corporate responsibility issues. Such research services are primarily in the form of written reports, telephone contacts, and personal meetings with security analysts. In addition, such research services may be provided in the form of access to various computer-generated data, computer hardware and software, and meetings arranged with corporate and industry spokespersons, economists, academicians, and government representatives. In some cases, research services are generated by third parties but are provided to Hansberger by or through brokers. Such brokers may pay for all or a portion of computer hardware and software costs relating to the pricing of securities.

   Where Hansberger itself receives both administrative benefits and research and brokerage services from the services provided by brokers, it makes a good faith allocation between the administrative benefits and the research and brokerage services, and will pay for any administrative benefits with cash. In making good faith allocations of costs between administrative benefits and research and brokerage services, a conflict of interest may exist by reason of Hansberger's allocation of the costs of such benefits and services between those that primarily benefit Hansberger and those that primarily benefit the Fund and other advisory clients.

   From time to time, Hansberger may purchase securities for the Fund in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling the securities to the Fund and other advisory clients, provide Hansberger with research. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than the rate available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).


   Hansberger may direct the purchase of securities on behalf of the Fund and other advisory clients in secondary market transactions, in public offerings directly from an underwriter, or in privately negotiated transactions with an issuer. When Hansberger believes the circumstances so warrant, securities purchased in public offerings may be resold shortly after acquisition in the immediate aftermarket for the security in order to take advantage of price appreciation from the public offering price or for other reasons. Short-term trading of securities acquired in public offerings, or otherwise, may result in higher portfolio turnover and associated brokerage expenses. The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Fund may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit the Fund from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings.


   Hansberger is responsible for selecting brokers in connection with foreign securities transactions. The fixed commissions paid in connection with most foreign stock transactions are usually higher than negotiated commissions on U.S. stock transactions. Foreign stock exchanges and brokers are subject to less government supervision and regulation as compared with the U.S. exchanges and brokers. In addition, foreign security settlements may in some instances be subject to delays and related administrative uncertainties.

   Hansberger places portfolio transactions for other advisory accounts, including other mutual funds managed by Hansberger. Research services furnished by firms through which the Fund effects its securities transactions may be used by Hansberger in servicing all of its accounts; not all of such services may be used by Hansberger in connection with the Fund. In the opinion of Hansberger, it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) managed by Hansberger. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, in the opinion of Hansberger, such costs to the Fund will not be disproportionate to the benefits received by it on a continuing basis.


   If the purchase or sale of securities consistent with the investment policies of the Fund and one or more of these other clients served by Hansberger is considered at or about the same time, transactions in such securities will be allocated on a prorated basis.

   The Board of Directors of the Company has adopted certain policies and procedures incorporating the standard of Rule 17e-1 issued by the SEC under the 1940 Act which requires that the commissions paid to CGM must be "reasonable and fair compared to the commissions fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." Rule 17e-1 and the Fund's policies and procedures also contain review requirements and require SBFM and Hansberger to furnish reports to the Board of Directors and to maintain records in connection with such reviews.



   The Fund has paid the following in brokerage commissions for portfolio transactions:





                                                                              % of Total Dollar
                                                                                  Amount of
                                                       % of Total Brokerage Transactions Involving
Fiscal Year Ending Total Brokerage Commissions Paid to Commissions Paid to   Commissions Paid to
     April 30        Commissions   CGM and Affiliates   CGM and Affiliates    CGM and Affiliates
------------------ --------------- ------------------- -------------------- ----------------------
       2003.......    $266,731           $     0                  0%                    0%
       2002.......    $330,254           $ 9,972               3.00%                 3.00%
       2001.......    $756,223           $30,625               4.85%                 5.00%


General


   Investors may purchase shares from a Service Agent. In addition, certain investors, including qualified retirement plans purchasing through certain Service Agents, may purchase shares directly from the Fund. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class L or Class Y shares. CGM and Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the Transfer Agent are not subject to a maintenance fee.



   Investors in Class A, Class B and Class L shares may open an account in the Fund by making an initial investment of at least $1,000 for each account, or $250 for an IRA or a Self-Employed Retirement Plan, in the Fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes in the Fund is $25. For shareholders purchasing shares of the Fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class L shares and subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the Fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including CGM, unitholders who invest distributions from, or proceeds from a sale of, a Unit Investment Trust ("UIT") sponsored by CGM, and Directors/Trustees of any of the Smith Barney Mutual Funds, and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase their shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the sub-transfer agent. Share certificates are issued only upon a shareholder's written request to the sub-transfer agent.



   Purchase orders received by the Fund or a Smith Barney Financial Consultant prior to the close of regular trading on the New York Stock Exchange ("NYSE"), on any day the Fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the Fund calculates its net asset value are priced according to the net asset value determined on that day, provided the order is received by the Fund or the Fund's agent prior to its close of business. For shares purchased through a Service Agent purchasing through

CGM, payment for shares of the Fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.



   Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, CGM or the sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution, on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's Fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by CGM or the sub-transfer agent. The Systematic Investment Plan also authorizes CGM to apply cash held in the shareholder's Smith Barney brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the Fund or a Service Agent.

                DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY


The business and affairs of the Fund are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and Executive Officers of the Company, together with information as to their principal business occupations during the past five years, are set forth below. The Executive Officers of the Fund are employees of organizations that provide services to the Fund.



                                                                                                      Number
                                                                                                   of Portfolios
                                                                             Principal                in the
                                                 Term of Office*           Occupation(s)           Fund Complex       Other
                                Position(s) Held  and Length of             During Past              Overseen     Directorships
Name, Address and Age              with Fund       Time Served              Five Years              by Director  Held by Director
---------------------           ---------------- --------------- --------------------------------- ------------- ----------------
Non-Interested Directors:

Paul Ades                       Director              Since      Law Firm of Paul R. Ades PLLC;          15            None
 Paul R. Ades, PLLC                                   1994       Partner in Law Firm
 181 West Main Street, Suite C                                   of Murov & Ades, Esq.
 Babylon, NY 11702
 Age 62

Herbert Barg                    Director              Since      Retired                                 42            None
 1460 Drayton Lane                                    1994
 Wynnewood, PA 19096
 Age 79

Dwight B. Crane                 Director              Since      Professor Harvard Business              49            None
 Harvard Business School                              1981       School
 Soldiers Field
 Morgan Hall #375
 Boston, MA 02163
 Age 65

Frank G. Hubbard                Director              Since      President of Avatar International       15            None
 Avatar International Inc.                            1993       Inc. (business development)
 87 Whittredge Road                                              (since 1998); Vice President of
 Summit, NJ 07901                                                S&S Industries (chemical
 Age 65                                                          distribution) (1995-1998)

Jerome H. Miller                Director              Since      Retired                                 15            None
 c/o R. Jay Gerken                                    1998
 CGM
 399 Park Avenue
 4th Floor
 New York, NY 10022
 Age 64

Ken Miller                      Director              Since      President of Young Stuff                15            None
 Young Stuff Apparel                                  1994       Apparel Group Inc. (since 1963)
 Group Inc.
 930 Fifth Avenue
 New York, NY 10021
 Age 61

Interested Director:

R. Jay Gerken**                 Chairman,             Since      Managing Director of CGM;              219            None
 CGM                            President and         2002       Chairman, President and Chief
 399 Park Avenue                Chief Executive                  Executive Officer of SBFM,
 4th Floor                      Officer                          Travelers Investment Advisor,
 New York, NY 10022                                              Inc. ("TIA") and Citi Fund
 Age 52                                                          Management Inc. ("CFM")

--------

* Each Director and Officer serves until his or her respective successor has been duly elected and qualified.


** Mr. Gerken is an "interested person," as defined in the 1940 Act, because he is an Officer of SBFM and certain of its affiliates.

                                                                                                   Number
                                                                                                of Portfolios
                                                                          Principal              in the Fund
                                 Position(s)   Term of Office*          Occupation(s)              Complex         Other
                                  Held with     and Length of            During Past              Overseen     Directorships
Name, Address and Age               Fund         Time Served             Five Years              by Director  Held by Director
---------------------          --------------- --------------- -------------------------------- ------------- ----------------
Executive Officers:
Lewis E. Daidone               Senior Vice         Since       Managing Director of CGM;             N/A            N/A
 CGM                           President and        1993       Director and Senior Vice
 125 Broad Street, 11th Floor  Chief                           President of SBFM and TIA and
 New York, NY 10004            Administrative                  Director of CFM.
 Age 45                        Officer

Richard L. Peteka              Chief Financial     Since       Director and Head of Internal         N/A            N/A
 CGM                           Officer and          2002       Control for Citigroup Asset
 125 Broad Street, 11th Floor  Treasurer                       Management U.S. Mutual Fund
 New York, NY 10004                                            Administration from 1999-2002;
 Age 41                                                        Vice President, Head of Mutual
                                                               Fund Administration and
                                                               Treasurer at Oppenheimer Capital
                                                               from 1996-1999.

Andrew Beagley                 Chief             Since 2002    Director, CGM (since 2000);           N/A            N/A
 CGM                           Anti-Money                      Director of Compliance, North
 399 Park Avenue, 4th Floor    Laundering                      America, Citigroup Asset
 New York, NY 10022            Compliance                      Management (since 2000);
 Age 40                        Officer                         Director of Compliance, Europe,
                                                               the Middle East and Africa,
                                                               Citigroup Asset Management
                                                               (from 1999 to 2000); Compliance
                                                               Officer, Salomon Brothers Asset
                                                               Management Limited, Smith
                                                               Barney Global Capital
                                                               Management Inc., Salomon
                                                               Brothers Asset Management Asia
                                                               Pacific Limited (from 1997 to
                                                               1999).

Robert I. Frenkel              Chief Legal       Since 2003    Managing Director and General         N/A            N/A
 Citigroup Asset Management    Officer                         Counsel, Global Mutual Funds for
 300 First Stamford Place                                      Citigroup Asset Management
 4th Floor                                                     (since 1994).
 Stamford, CT 06902
 Age 48

Kaprel Ozsolak                 Controller          Since       Vice President of CGM                 N/A            N/A
 CGM                                                2002
 125 Broad Street, 9th Floor
 New York, NY 10004
 Age 37

Christina T. Sydor             Secretary           Since       Managing Director of CGM;             N/A            N/A
 Salomon Smith Barney                               1993       General Counsel and Secretary of
 300 First Stamford Place                                      SBFM and TIA.
 4th Floor
 Stamford, CT 06902
 Age 52

   The following table shows the amount of equity securities owned by the Directors in the Fund and in other investment companies associated with Citigroup supervised by the Directors as of December 31, 2002.



                                                   Aggregate Dollar Range
                                     Dollar Range  of Equity Securities in
                                       of Equity    Registered Investment
                                     Securities in  Companies Overseen by
      Non-Interested Directors         the Fund           Director
      ------------------------       ------------- -----------------------
      Paul R. Ades..................     None            Over $100,000
      Herbert Barg..................     None                     None
      Dwight B. Crane...............     None         $50,001-$100,000
      Frank G. Hubbard..............     None         $50,001-$100,000
      Jerome H. Miller..............     None            Over $100,000
      Ken Miller....................     None          $10,001-$50,000

      Interested Director
      -------------------
      R. Jay Gerken.................     None            Over $100,000



   As of December 31, 2002, none of the above Independent Directors, or their immediate family members, owned beneficially or of record any securities of the Manager or principal underwriter of the Fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager or principal underwriter of the Fund.



   Each Director also serves as a director, trustee and/or general partner of certain other mutual funds for which CGM serves as distributor. As of August 1, 2003, the Directors and Officers of the Company as a group owned less than 1.00% of the outstanding common stock of the Fund.



   As of August 1, 2003 the following shareholders or groups (as the term is used in Section 13(d) of the Securities Exchange Act of 1934) beneficially owned more than 5% of the outstanding shares of the Fund:





      Fund        Class Percent  Name                           Address
      ----        ----- -------  ----                           -------
Hansberger Global   Y   48.0757% Smith Barney Concert Series    State Street Bank
Value Fund                       SB Allocation High Growth      Attn: James Casey
                                                                61 Broadway
                                                                New York, NY 10006-2701
                    Y   26.1543% Smith Barney Concert Series    State Street Bank
                                 SB Allocation Growth           Attn: James Casey
                                                                61 Broadway
                                                                New York, NY 10006-2701
                    Y    7.6585% Smith Barney Concert Series    State Street Bank
                                 Select High Growth             Attn: James Casey
                                                                61 Broadway
                                                                New York, NY 10006-2701
                    Y    7.3542% Smith Barney Concert Series    State Street Bank
                                 SB Allocation Global Portfolio Attn: James Casey
                                                                61 Broadway
                                                                New York, NY 10006-2701
                    Y    6.5289% Smith Barney Concert Series    State Street Bank
                                 Select Growth                  Attn: James Casey
                                                                61 Broadway
                                                                New York, NY 10006-2701



   The Company has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Independent Directors of the Company, namely Messrs. Ades, Barg, Crane, Hubbard, K. Miller and J. Miller.

   In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Fund. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and results of the audits and audit fees charged, and reviews the Fund's internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the Fund, the Manager and its affiliates by the independent public accountants. During the most recent fiscal year, the Audit Committee met twice.


   The Nominating Committee is charged with the duty of making all nominations for independent Directors to the Board of Directors. The Nominating Committee will consider nominees recommended by the Fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Company's Secretary. The Nominating Committee did not meet during the Fund's most recent fiscal year.


   No officer, director or employee of CGM or any parent or subsidiary receives any compensation from the Company for serving as an officer or Director of the Company. The Company pays each Director who is not an officer, director or employee of CGM or any of its affiliates a fee of $25,500 per annum plus $2,900 per meeting attended and reimburses travel and out-of-pocket expenses. During the calendar year ended December 31, 2002 such expenses totaled $7,251. The Directors of the Company were paid the following compensation for the respective periods:






                                                                   Total
                                                                Compensation
                             Aggregate                           From Fund
                           Compensation     Total Pension or    Complex Paid      Number of
                           From the Fund   Retirement Benefits  to Directors    Portfolios in
                         Fiscal Year Ended    Paid as Part     Calendar Year     Fund Complex
Non-Interested Directors     04/30/03       of Fund Expenses   Ended 12/31/02 Served by Director
------------------------ ----------------- ------------------- -------------- ------------------
   Paul R. Ades.........      $1,971               $0             $ 56,050            15
   Herbert Barg.........      $2,011               $0             $119,450            42
   Dwight B. Crane......      $1,975               $0             $152,200            49
   Frank G. Hubbard.....      $1,971               $0             $ 56,050            15
   Jerome Miller........      $1,971               $0             $ 56,050            15
   Ken Miller...........      $1,931               $0             $ 56,060            15

Interested Director
-------------------
   R. Jay Gerken(1).....      $    0               $0             $      0           219
   Heath B. McLendon*...      $    0               $0             $      0           N/A

--------

(1)Mr. Gerken is not compensated for his service as Director because of his affiliation with the Manager.


 *Mr. McLendon resigned as a Director of the Company on September 13, 2002. Mr.
  McLendon did not receive any compensation from the Company for the fiscal year ended April 30, 2003, as he was affiliated with the Manager.



   During the year in which they attain age 80, Directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Fund Directors, together with reasonable out-of-pocket expenses for each meeting attended. Directors Emeritus received no compensation from the Fund for the fiscal year ended April 30, 2003.

                   INVESTMENT MANAGEMENT AND OTHER SERVICES



   Investment Manager and Sub-Adviser. SBFM serves as investment manager to the Fund pursuant to an investment management agreement (the "Management Agreement"). SBFM is an affiliate of CGM and is an indirect, wholly-owned subsidiary of Citigroup Inc. Hansberger, a wholly-owned subsidiary of Hansberger Group, Inc., serves as sub-adviser to the Fund pursuant to a sub-advisory agreement (the "Sub-Advisory Agreement"). Subject to the oversight of the Manager, Hansberger selects the Fund's investments. The Management Agreement and the Sub-Advisory Agreement were most recently approved by the Board of Directors, including a majority of the Independent Directors of the Fund on July 24, 2003. SBFM also provides investment advisory and management services to other investment companies affiliated with CGM.


   As compensation for investment management services rendered to the Fund, the Fund pays SBFM a fee computed daily and paid monthly at the annual rate of 0.95% of the value of its average daily net assets. As compensation for sub-advisory services rendered to the Fund, SBFM pays Hansberger a fee, computed daily and paid monthly, at the annual rate of 0.50% of the value of the Fund's average daily net assets. SBFM and Hansberger bear all expenses in connection with the performance of their services.


   The Management Agreement and Sub-Advisory Agreement for the Fund have initial terms of two years and continue in effect, from year to year thereafter, if such continuance is specifically approved at least annually (a) by the Company's Board or by a majority of the outstanding voting securities of the Fund, and in either event, by a majority of the disinterested Directors of the Company's Board with such disinterested Directors casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding shares (as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). In approving the continuation of the Fund's Management Agreement and the Sub-Advisory Agreement, the Board, including the disinterested Directors, considered the reasonableness of the advisory fees in light of the extent and quality of the advisory services provided and any additional benefits received by the Manager or Sub-Adviser or their affiliates in connection with providing services to the Fund, compared the fees charged by the Manager and Sub-Adviser to those paid by similar funds or clients for comparable services, and analyzed the expenses incurred by the Manager with respect to the Fund. The Board also considered the Fund's performance relative to a selected peer group and to other benchmarks, the expense ratio of the Fund in comparison to other funds of comparable size, and other factors. Specifically, the Board noted information received at regular meetings throughout the year related to Fund performance and manager services, and benefits potentially accruing to the Manager or Sub-Adviser and their affiliates from securities lending, administrative and brokerage relationships with affiliates of the Manager or Sub-Adviser, as well as research services received by the Manager or Sub-Adviser from broker-dealers who execute transactions on behalf of the Fund. After requesting and reviewing such information as they deemed necessary, the Board concluded that the continuation of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders. The disinterested Directors were advised by separate independent legal counsel throughout the process. The Fund or the Manager may terminate the Management Agreement on sixty days' written notice without penalty. The Management Agreement and Sub-Advisory Agreement will each terminate automatically in the event of assignment (as defined in the 1940 Act).


Code of Ethics


   Pursuant to Rule 17j-1 of the 1940 Act, the Company, the Manager, the Sub-Adviser and principal underwriter have adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility. Copies of these codes of ethics are on file with the Securities and Exchange Commission ("SEC").

Proxy Voting Guidelines and Procedures



   Although individual Board members may not agree with particular policies or votes by the Fund's Manager or Sub-Adviser, the Board of Directors has approved delegating proxy voting discretion to the Manager and Sub-Adviser believing that the Manager and Sub-Adviser should be responsible for voting because it is a matter relating to the investment decision-making process.



   Attached as Appendix B are summaries of the guidelines that the Fund and the Sub-Adviser use to determine how to vote proxies relating to portfolio securities, including the procedures that the Fund or the Sub-Adviser use when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Manager or Sub-Adviser or any affiliated person of the Fund or the Manager or the Sub-Adviser, on the other. These summaries of the guidelines give a general indication as to how the Manager or the Sub-Adviser will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the Manager and Hansberger always endeavor to vote proxies relating to portfolio securities in accordance with the Fund's investment objectives.



   Counsel and Auditors. Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, serves as counsel to the Company. The Independent Directors have selected Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as their legal counsel. KPMG LLP, 757 Third Avenue, New York, New York 10017, has been selected as the Fund's independent auditors to examine and report on the Fund's financial statements and highlights for the fiscal year ending April 30, 2004.



   Custodian. State Street Bank and Trust Company (the "Custodian"), located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the Fund. Under its agreement with the Company on behalf of the Fund, the Custodian holds the Fund's portfolio securities and keeps all necessary accounts and records. For its services, the Custodian receives a monthly fee based upon the month-end market value of securities held in custody and also receives securities transaction charges. The Custodian is authorized to establish separate accounts for foreign securities owned by the Fund to be held with foreign branches of other domestic banks as well as with certain foreign banks and securities depositaries. The assets of the Fund are held under bank custodianship in compliance with the 1940 Act.



   Transfer Agent. Citicorp Trust Bank, fsb (the "transfer agent"), located at 125 Broad Street, New York, New York 10004, serves as the transfer agent and shareholder services agent of the Fund. The transfer agent is an affiliate of CGM.



   Sub-Transfer Agent. PFPC Global Fund Services (the "sub-transfer agent"), whose address is P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as the Fund's sub-transfer agent to render certain shareholder record keeping and accounting service functions.

                                  DISTRIBUTOR


   CGM, located at 388 Greenwich Street, New York, New York 10013, serves as the Fund's distributor pursuant to a written agreement dated June 5, 2000 (the "Distribution Agreement") which was last approved by the Fund's Board of Directors, including a majority of the Independent Directors, on July 24, 2003. This Distribution Agreement replaced a Distribution Agreement with CFBDS, Inc.



   When payment is made by the investor before the settlement date, unless otherwise directed by the investor, the funds will be held as a free credit balance in the investor's brokerage account, and CGM may benefit from the temporary use of the funds. The investor may designate another use for the funds prior to settlement date, such as investment in a Smith Barney money market fund (other than Smith Barney Exchange Reserve Fund). If the investor instructs CGM to invest the funds in a Smith Barney money market fund, the amount of the investment will be included as part of the average daily net assets of both the Fund and the money market fund, and affiliates of CGM that serve the Fund in an investment advisory capacity will benefit from the fact that they are receiving fees from both such investment companies for managing these assets computed on the basis of their average daily net assets. The Company's Board of Directors has been advised of the benefits to CGM resulting from these settlement procedures and will take such benefits into consideration when reviewing the Management and Distribution Agreements for continuance.



   Class A share sales charges paid to CGM:





Initial Sales Charges



   The aggregate dollar amount of commissions on Class A, Class B and Class L shares received by CGM and its affiliates were as follows:



  Class A Shares (paid to CGM)



   For the fiscal year ended April 30:


                                  2003 $ 4,000
                                  2002   4,000
                                  2001  19,000



  Class L Shares (paid to CGM)



   For the fiscal year ended April 30:


                                  2003 $2,000
                                  2002  3,000
                                  2001  9,000



Deferred Sales Charges



  Class A Shares (paid to CGM)



   For the fiscal year ended April 30:


                                  2003 $    0
                                  2002  4,000
                                  2001      0

  Class B Shares (paid to CGM)



   For the fiscal year ended April 30:


                                 2003 $ 13,000
                                 2002   40,000
                                 2001  122,000



  Class L Shares (paid to CGM)



   For the fiscal year ended April 30:


                                  2003 $    0
                                  2002      0
                                  2001  1,000


Distribution Arrangements


   To compensate CGM for the services it provides and for the expense it bears under the Distribution Agreement, the Company has adopted a services and distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays CGM a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.25% of the value of the Fund's average daily net assets attributable to the Class A, Class B and Class L shares. In addition, the Fund pays CGM a distribution fee, with respect to the Class B and Class L shares, primarily intended to compensate CGM for its initial expense of paying its Smith Barney Financial Consultants a commission upon sales of those shares. Such shares' distribution fees, which are accrued daily and paid monthly, are calculated at the annual rate of 0.75% of the value of average daily net assets attributable to the Class B and Class L shares.



   Under its terms, the Plan continues from year to year, provided such continuance is approved annually by vote of the Board of Directors, including a majority of the Independent Directors. The Plan may not be amended to increase the amount to be spent for the services provided by CGM without shareholder approval, and all amendments of the Plan also must be approved by the Directors in the manner described above. The Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors or by vote of a majority of the outstanding voting securities of the Company (as defined in the 1940 Act). Pursuant to the Plan, CGM will provide the Board of Directors periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.



   Total fees incurred by the Fund under the Plan for the fiscal years ended April 30, 2001, April 30, 2002 and April 30, 2003 were:





                                      2001
                  --------------------------------------------
                  Class A Shares Class B Shares Class L Shares
                  -------------- -------------- --------------
                     $35,180        $256,784       $77,413

                                      2002
                  --------------------------------------------
                  Class A Shares Class B Shares Class L Shares
                  -------------- -------------- --------------
                     $21,964        $161,158       $50,168

                                      2003
                  --------------------------------------------
                  Class A Shares Class B Shares Class L Shares
                  -------------- -------------- --------------
                     $14,806        $103,761       $36,195





   For the fiscal year ended April 30, 2003, CGM incurred the following distribution expenses for the Fund:



        Smith Barney
         Financial                        Printing and
        Consultants   Branch  Advertising   Mailing    Interest
        Compensation Expenses  Expenses     Expenses   Expense   Total
        ------------ -------- ----------- ------------ -------- --------
          $75,196    $40,057    $4,252        $155       $153   $119,813

                              PURCHASE OF SHARES

Sales Charge Alternatives

   The following classes of shares are available for purchase. See the Prospectus for a discussion of factors to consider in selecting which Class of shares to purchase.

   Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:


                                  Sales Charge
                           -------------------------  Dealers' Reallowance
                                % of      % of Amount   as % of Offering
      Amount of Investment Offering Price  Invested          Price
      -------------------- -------------- ----------- --------------------
       Less than $25,000..      5.00         5.26             4.00
       $25,000-49,999.....      4.25         4.44             3.83
       50,000-99,999......      3.75         3.90             3.38
       100,000-249,999....      3.25         3.36             2.93
       250,000-499,999....      2.75         2.86             2.48
       500,000-999,999....      2.00         2.04             1.80
       1,000,000 and over.         0*           0*               0*

--------

* Purchases of Class A shares of $1,000,000 or more will be made at net asset value without any initial sales charge, but will be subject to a deferred sales charge ("Deferred Sales Charge") of 1.00% on redemptions made within 12 months of purchase. The Deferred Sales Charge on Class A shares is payable to CGM, which compensates Smith Barney Financial Consultants and Service Agents whose clients make purchases of $1,000,000 or more. The Deferred Sales Charge is waived in the same circumstances in which the Deferred Sales Charge applicable to Class B and Class L shares is waived. See "Deferred Sales Charge Alternatives" and "Waivers of Deferred Sales Charge."



   Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Fund as defined in the 1933 Act.


   Class B Shares. Class B shares are sold without an initial sales charge but are subject to a Deferred Sales Charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.


   Class L Shares. Class L shares are sold with an initial sales charge of 1.00% (which is equal to 1.01% of the amount invested) and are subject to a Deferred Sales Charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below. Until June 22, 2004 purchases of Class L shares by investors who were holders of Class C shares of the Fund on June 12, 1998 will not be subject to the 1% initial sales charge.



   Class Y Shares. Class Y shares are sold without an initial sales charge or deferred sales charge and are available only to investors investing a minimum of $15,000,000 (except there is no minimum purchase amount for purchases by Smith Barney Allocation Series Inc.; qualified and non-qualified retirement plans with $75,000,000 in plan assets for which CitiStreet LLC acts as the plan's recordkeeper; or 401(k) plans of Citigroup and its affiliates).


Sales Charge Waivers and Reductions

   Initial Sales Charge Waivers. Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board Members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney Mutual Funds (including retired Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and

(ii) employees of members of the NASD, provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the Fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with CGM), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Smith Barney Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the Fund (or Class A shares of another Smith Barney Mutual Fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the Fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries or a 401(k) plan enrolled in the Smith Barney 401(k) Program (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by a separate account used to fund certain unregistered variable annuity contracts; (h) investments of distributions from a UIT sponsored by CGM; (i) purchases by investors participating in a CGM fee-based arrangement; (j) purchases by
Section 403(b) or Section 401(a) or (k) accounts associated with CitiStreet Retirement Programs; (k) purchases by separate accounts used to fund certain
Section 403(b) or 401(a) or (k) accounts; (l) purchases by Intergraph Corporate Stock Bonus Plan participants reinvesting distribution proceeds from the sale of the Smith Barney Appreciation Fund; and (m) purchases by executive deferred compensation plans participating in the Citigroup Global Markets Inc. ExecChoice program. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.



   Right of Accumulation. Class A shares of the Fund may be purchased by any "purchaser" (as defined under "Volume Discounts") at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the Fund and of most other Smith Barney Mutual Funds that are offered with a sales charge then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.



   Letter of Intent--Class A Shares. A Letter of Intent for an amount of $25,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of the Fund and other Smith Barney Mutual Funds offered with a sales charge acquired during the term of the Letter plus
(ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the option of the investor, up to 90 days before such date. Please contact a Service Agent or the transfer agent to obtain a Letter of Intent application.



   Letter of Intent--Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares by Smith Barney Allocation Series Inc., for which there is no minimum purchase amount). Investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the Fund and agree to purchase a total of $15,000,000 of Class Y shares of the Fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the Fund's

Class A shares, which may include a Deferred Sales Charge of 1.00%. Please contact a Smith Barney Financial Consultant or the transfer agent for further information.


Deferred Sales Charge Provisions

   "Deferred Sales Charge Shares" are: (a) Class B shares; (b) Class L shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a Deferred Sales Charge. A Deferred Sales Charge may be imposed on certain redemptions of these shares.

   Any applicable Deferred Sales Charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge Shares that are redeemed will not be subject to a Deferred Sales Charge to the extent the value of such shares represents: (a) capital appreciation of Fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class L shares and Class A shares that are Deferred Sales Charge Shares, shares redeemed more than 12 months after their purchase.


   Class L shares and Class A shares that are Deferred Sales Charge Shares are subject to a 1.00% Deferred Sales Charge if redeemed within 12 months of purchase. In circumstances in which the Deferred Sales Charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding CGM statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.


                                                      Deferred
               Year Since Purchase Payment Was Made Sales Charge
               ------------------------------------ ------------
               First...............................     5.00%
               Second..............................     4.00
               Third...............................     3.00
               Fourth..............................     2.00
               Fifth...............................     1.00
               Sixth and thereafter................     0.00

   Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.


   The length of time that Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and Fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For federal income tax purposes, the amount of the Deferred Sales Charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any Deferred Sales Charge will be paid to CGM.


   To provide an example, assume an investor purchased 100 Class B shares of the Fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the Fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The Deferred Sales Charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total Deferred Sales Charge of $9.60.

Waivers of Deferred Sales Charge

   The Deferred Sales Charge will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan") (provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 591/2;
(e) involuntary redemptions; and (f) redemptions of shares to effect a combination of the Fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any Deferred Sales Charge imposed on the prior redemption.


   Deferred Sales Charge waivers will be granted subject to confirmation (by CGM in the case of shareholders who are also CGM clients or by the transfer agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.





Smith Barney Funds Retirement Program



    The Fund offers Class A and Class L shares, at net asset value, to participating plans for which Paychex, Inc. acts as the plan's recordkeeper. Participating plans can meet minimum investment and exchange amounts, if any, by combining the plan's investments in any of the Smith Barney Mutual Funds.



   There are no sales charges when you buy or sell shares and the class of shares you may purchase depends on the amount of your initial investment and/or the date your account is opened. Once a class of shares is chosen, all additional purchases must be of the same class.



   The class of shares you may purchase depends on the amount of your initial investment:



   Class A Shares. Class A shares may be purchased by plans investing at least $3 million.



   Class L Shares. Class L shares may be purchased by plans investing less than $3 million. Class L shares are eligible to exchange into Class A shares not later than eight years after the plan joined the program. They are eligible for exchange in the following circumstances:



   If, at the end of the fifth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program, a participating plan's total Class L holdings in all non-money market Smith Barney Mutual Funds equal at least $3,000,000, the participating plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the Fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan's holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

   Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class L shares for Class A shares of the same fund regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class L shares, but instead may acquire Class A shares of the same fund. Any Class L shares not converted will continue to be subject to the distribution fee.



   For further information regarding this Program, contact your Service Agent or the transfer agent. Participating plans that enrolled in the Smith Barney Funds Retirement Program prior to June 2, 2003 should contact the transfer agent for information regarding the Class B or Class L exchange privileges applicable to their plan.



Volume Discounts



   The schedule of sales charges on Class A shares described in the Prospectus applies to purchases made by any "purchaser," which is defined to include the following: (a) an individual; (b) an individual's spouse and his or her children purchasing shares for their own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; and (d) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Investment Advisors Act of 1940, as amended) purchasing shares of the Fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Class A shares should contact a Smith Barney Financial Consultant or a Service Agent.


                             REDEMPTION OF SHARES

   General. The Fund is required to redeem the shares tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable Deferred Sales Charge. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.


   If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the transfer agent receives further instructions from CGM, or if the shareholder's account is not with CGM, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days or more.



   Shares held by CGM as custodian must be redeemed by submitting a written request to a Smith Barney Financial Consultant. Shares other than those held by CGM as custodian may be redeemed through an investor's Smith Barney Financial Consultant or a Service Agent, or by submitting a written request for redemption to:


      Smith Barney Hansberger Global Value Fund
      Class A, B, L or Y (please specify)
      c/o PFPC Global Fund Services
      P.O. Box 9699

      Providence, Rhode Island 02940-9699

   A written redemption request must (a) state the name of the Fund for which you are redeeming shares, (b) state the Class and number or dollar amount of shares to be redeemed, (c) identify the shareholder's account number, and (d) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor's address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.


   Automatic Cash Withdrawal Plan. An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares with a value of at least $10,000 ($5,000 for retirement plan accounts) and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment. Any applicable Deferred Sales Charge will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences. To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the Fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the Fund at the same time that he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 will not ordinarily be permitted. The Withdrawal Plan will be carried over on exchanges between funds or Classes of the Fund.


   Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the transfer agent as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are automatically reinvested at net asset value in additional shares of the Fund. Withdrawal Plans should be set up with a Smith Barney Financial Consultant. A shareholder who purchases shares directly through the sub-transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal. For further information regarding the automatic cash Withdrawal Plan, shareholders should contact a Smith Barney Financial Consultant or the Fund's sub-transfer agent.



   Telephone Redemption and Exchange Program. Shareholders who do not have a Smith Barney brokerage account may be eligible to redeem and exchange Fund shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact the transfer agent at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee that will be provided by the transfer agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his/her initial investment in the Fund.)



   Redemptions. Redemption requests of up to $50,000 of any Class or Classes of the Fund's shares may be made by eligible shareholders by calling the transfer agent at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. Eastern time on any day the NYSE is open. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined. Redemptions of shares (i) by retirement plans or
(ii) for which certificates have been issued are not permitted under this program.

   A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The Fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

   Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling the Transfer Agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. Eastern time on any day on which the NYSE is open. Exchange requests received after the close of regular trading on the NYSE are processed at the net asset value next determined.

   Additional Information regarding Telephone Redemption and Exchange
Program. Neither the Fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The Fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

   The right of redemption may be suspended or the date of payment postponed
(a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in markets the Fund normally utilizes is restricted, or an emergency as determined by the SEC exists, so that disposal of the Fund's investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for the protection of the Fund's shareholders.


   Distributions in Kind. If the Board of Directors of the Company determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make a redemption payment wholly in cash, the Fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund's net assets by a distribution in kind of portfolio securities in lieu of cash. Shareholders should expect to incur brokerage costs when subsequently selling shares redeemed in kind.


                              EXCHANGE PRIVILEGE

   General. Except as noted below, shareholders of any fund of the Smith Barney Mutual Funds may exchange all or part of their shares for shares of the same Class of other funds of the Smith Barney Mutual Funds, to the extent such shares are offered for sale in the shareholder's state of residence and provided your registered representative or your investment dealer is authorized to distribute shares of the fund, on the basis of relative net asset value per share at the time of exchange. Class B shares of any fund may be exchanged without a Deferred Sales Charge. Class B shares of the Fund exchanged for Class B shares of another fund will be subject to the higher applicable Deferred Sales Charge of the Fund and, for the purposes of calculating Deferred Sales Charge rates and conversion periods, will be deemed to have been held since the date the shares being exchanged were deemed to be purchased. Exchanges of Class A, Class B and Class L shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

   The exchange privilege enables shareholders to acquire shares of the same Class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of the fund into which an exchange is being considered. Prospectuses may be obtained from a Smith Barney Financial Consultant.



   Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable Deferred Sales Charge, the proceeds are immediately invested at a price as described above, in shares of the fund being acquired. CGM reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.


   Class B Exchanges. In the event a Class B shareholder wishes to exchange all or a portion of his or her shares into any of the funds imposing a higher Deferred Sales Charge than that imposed by the Fund, the exchanged Class B shares will be subject to the higher applicable Deferred Sales Charge. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the Fund that have been exchanged.

   Class L Exchanges. Upon an exchange, the new Class L shares will be deemed to have been purchased on the same date as the Class L shares of the Fund that have been exchanged.

   Class A and Class Y Exchanges. Class A and Class Y shareholders of the Fund who wish to exchange all or a portion of their shares for shares of the respective Class in any of the funds identified above may do so without imposition of any charge.


   Additional Information Regarding Exchanges. The Fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund and its shareholders. Accordingly, if the Fund's Manager in its sole discretion determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of Fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney Mutual Fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The Fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund's policy on excessive trading applies to investors who invest in the Fund directly or through Service Agents, but does not apply to any systematic investment plans described in the Prospectus.


   During times of drastic economic or market conditions, the Fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.


   Certain shareholders may be able to exchange shares by telephone. See "Redemption of Shares--Telephone Redemption and Exchange" Program. Exchanges will be processed at the net asset value next determined. Redemption procedures discussed below are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required. A capital gain or loss for tax purposes will be realized upon the exchange, depending upon the cost or other basis of shares redeemed. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. The Company reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to shareholders.

                              VALUATION OF SHARES


   The Fund's net asset value per share is determined as of the close of regular trading on the NYSE on each day that the NYSE is open, by dividing the value of the Fund's net assets attributable to each Class by the total number of shares of the Class outstanding. Each Class's net asset value per share is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year's Day, Presidents, Day, Good Friday, Martin Luther King Jr. Day, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class will differ. The following is a description of the procedures used by the Fund in valuing its assets.



   Generally, the Fund's investments are valued at market value, or, in the absence of a market value with respect to any securities, at fair value. Securities listed on an exchange are valued on the basis of the last sale prior to the time the valuation is made. If there has been no sale since the immediately previous valuation, then the current bid price is used. Portfolio securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Quotations are taken from the exchange where the security is primarily traded. Portfolio securities which are primarily traded on foreign exchanges may be valued with the assistance of a pricing service and are generally valued at the preceding closing values of such securities on their respective exchange, except that when an occurrence subsequent to the time a foreign security is valued is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Directors. OTC securities are valued on the basis of the bid price at the close of business on each day. Unlisted foreign securities are valued at the mean between the last available bid and offer price prior to the time of valuation. If such quotations are not available, the rate of exchange will be determined in good faith by or under the direction of the Board of Directors. Securities for which market quotations are not readily available are valued at fair value.



   A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. In carrying out the Board of Directors' valuation policies, SBFM, as administrator, may consult with an independent pricing service.



   Debt securities of U.S. issuers (other than U.S. government securities and short-term investments) are valued by SBFM, as administrator, after consultation with a pricing service approved by the Board of Directors. When, in the judgment of the pricing service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices and asked prices. Investments for which, in the judgment of the pricing service, there are not readily obtainable market quotations are carried at fair value as determined by the pricing service. The procedures of the pricing service are reviewed periodically by the officers of the Company under the general supervision and responsibility of the Board of Directors.


                               PERFORMANCE DATA


   From time to time, the Fund may quote its average annual total return or total return in advertisements or in reports and other communications to shareholders. The Fund may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar, Inc. and other financial publications, and may be included in various industry and financial publications, such as: Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investor's Business Daily, Money, Morningstar Mutual

Fund Values, The New York Times, USA Today and The Wall Street Journal. To the extent any advertisement or sales literature of the Fund describes the expenses or performance of a Class, it will also disclose such information for the other Classes.




Average Annual Total Return (Before Taxes)



   "Average annual total return," as described below, is computed according to a formula prescribed by the SEC. The formula can be expressed as follows:



                               P (1 + T)n = ERV



Where: P   =   a hypothetical initial payment of $ 1,000.
       T   =   average annual total return.
       n   =   number of years.
       ERV =   Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.



   The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.



                                 Annual Average Total Return
                             for the Fiscal Year Ended April 30, 2003
                             --------------------------------------
                                                            Since
             Class of Shares  1-Year   5-Year   10-Year  Inception/1/
             --------------- ------    ------   -------  -----------
               Class A/2/... (23.72)%  (8.26)%    N/A       (5.43)%
               Class B/3/... (24.34)%  (8.22)%    N/A       (5.25)%
               Class L/4/... (21.89)%  (8.22)%    N/A       (5.43)%
               Class Y/5/... (19.30)%  (6.91)%    N/A       (6.05)%

--------

/1/ Class A, B and L shares commenced operations on December 19, 1997. Class Y shares commenced operations on March 10, 1998.


/2/ The average annual total return figure assumes that the maximum 5.00% sales charge has been deducted from the investment at the time of purchase. If the maximum sales charge had not been deducted, the average annual total return for Class A shares would have been (19.71)%, (7.32)%, N/A and (4.52)% for the same periods.


/3/ The average annual total return figure assumes that the maximum applicable
    Deferred Sales Charge has been deducted from the investment at the time of redemption. If the maximum Deferred Sales Charge had not been deducted, the average annual total return for Class B shares would have been (20.36)%, (8.04)%, N/A and (5.25)% for the same periods.




/4/ The average annual total return figure assumes that the maximum applicable initial and Deferred Sales Charges have been deducted from the investment at the time of redemption. If the maximum initial and Deferred Sales Charges had not been deducted, the average annual total return for Class L shares would have been (20.28)%, (8.04)%, N/A and (5.25)%, for the same periods.




/5/ Class Y shares do not incur sales charges or Deferred Sales Charges.



Aggregate Total Return (Before Taxes)



   "Aggregate total return" represents the cumulative change in the value of an investment in the Class for the specified period and is computed by the following formula:



                                     ERV-P


                                       P



Where: P   =   a hypothetical initial payment of $10,000.
       ERV =   Ending Redeemable Value of a hypothetical $10,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

   The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.



                              Average Annual Total Return for the
                               Fiscal Year Ended April 30, 2003
                             -----------------------------------
                                                          Since
             Class of Shares  1-Year   5-Year  10-Year Inception/1/
             --------------- ------   ------   ------- -----------
               Class A/2/... (23.72)% (35.02)%   N/A     (25.85)%
               Class B/3/... (24.34)% (34.88)%   N/A     (25.11)%
               Class L/4/... (21.89)% (34.88)%   N/A     (25.89)%
               Class Y/5/... (19.30)% (30.08)%   N/A     (27.46)%

--------

/1/ Class A, B and L shares commenced operations on December 19, 1997. Class Y shares commenced operations on March 10, 1998.


/2/ The aggregate total return figure assumes that the maximum 5.00% sales charge has been deducted from the investment at the time of purchase. If the maximum sales charge had not been deducted, the aggregate annual total return for Class A shares would have been (19.71)%, (31.62)%, N/A and (21.95)% for the same periods.


/3/ The aggregate annual total return figure assumes that the maximum applicable Deferred Sales Charge has been deducted from the investment at the time of redemption. If the maximum Deferred Sales Charge had not been deducted, the aggregate annual total return for Class B shares would have been (20.36)%, (34.23)%, N/A and (25.11)% for the same periods.


/4/ The aggregate annual total return figure assumes that the maximum applicable initial and Deferred Sales Charges have been deducted from the investment at the time of redemption. If the maximum initial and Deferred Sales Charges had not been deducted, the aggregate annual total return for Class L shares would have been (20.28)%, (34.23)%, N/A and (25.11)% for the same periods.


/5/ Class Y shares do not incur sales charges or Deferred Sales Charges.





After-Tax Return



   From time to time the Fund may include after-tax performance information in advertisements. To the extent the Fund includes such information, it will be computed according to the following formulas:



Average Annual Total Return (After Taxes on Distributions)



                               P(1 + T)n = ATVD



Where: P    =   a hypothetical initial payment of $1,000.
       T    =   average annual total return (after taxes on distributions).
       n    =   number of years.
       ATVD =   ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on Fund distributions but not after taxes on redemption.



                                  Average Annual Total Return
                                 (After Taxes on Distributions)
                               for the Fiscal Year Ended April 30, 2003
                               --------------------------------------
                                                               Since
Class of Shares*                1-Year    5-Year    10-Year  Inception
----------------               ------     ------    -------  ---------
Class A....................... (23.88)%   (8.43)%     N/A      (5.61)%
Class B....................... (24.34)%   (8.25)%     N/A      (5.29)%
Class L....................... (21.89)%   (8.25)%     N/A      (5.47)%
Class Y....................... (19.59)%   (7.23)%     N/A      (6.38)%

--------

* Class A, B and L shares commended operations on December 19, 1997. Class Y shares commenced operations on March 10, 1998.

Average Annual Total Return (After Taxes on Distributions and Redemptions)



                               P(1 + T)n = ATVDR



Where: P     =   a hypothetical initial payment of $1,000.
       T     =   average annual total return (after taxes on distributions and redemption).
       n     =   number of years.
       ATVDR =   ending value of a hypothetical $1,000 investment made at
                 the beginning of the 1-, 5-, or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on Fund distributions and redemption.



                                  Average Annual Total Return
                               (After Taxes on Distributions and Redemptions)
                               for the Fiscal Year Ended April 30, 2003
                               --------------------------------------------
                                                                   Since
Class of Shares*                1-Year     5-Year     10-Year    Inception
----------------               ------      ------     -------    ---------
Class A....................... (14.56)%    (6.43)%      N/A        (4.30)%
Class B....................... (14.94)%    (6.35)%      N/A        (4.11)%
Class L....................... (13.44)%    (6.35)%      N/A        (4.25)%
Class Y....................... (11.85)%    (5.49)%      N/A        (4.84)%

--------

* Class A, B and L shares commenced operations on December 19, 1997. Class Y shares commenced operations on March 10, 1998.





   It is important to note that the total return formulas set forth above are based on historical earnings and are not intended to indicate future performance. A Class's performance will vary from time to time depending upon market conditions, the composition of the Fund's investment portfolio and operating expenses and the expenses exclusively attributable to the Class. Consequently, any given performance quotation should not be considered representative of the Class's performance for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in the Class with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Class's performance with that of other mutual funds should give consideration to the quality and maturity of the respective funds' portfolio securities.


   Performance Information. Performance information may be useful in evaluating the Fund and for providing a basis for comparison with other financial alternatives. Since the performance of the Fund changes in response to fluctuations in market conditions, interest rates and Fund expenses, no performance quotation should be considered a representation as to the Fund's performance for any future period.

   The Fund may from time to time compare its investment results with the following:

      (1) The Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g., food, clothing, shelter, fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines, and other goods and services that people buy for day-to-day living).

      (2) Data and mutual fund rankings published or prepared by Lipper Analytical Services, Inc., which ranks mutual funds by overall performance, investment objectives and assets.

      (3) Dow Jones Industrial Average which is a price-weighted average of 30 actively traded stocks of highly reputable companies prepared by Dow Jones & Co.




      (4) MSCI World Indexes, including, among others, the MSCI Europe, Australasia, Far East Index ("MSCI EAFE Index"). The MSCI EAFE Index is an unmanaged index of more than 800 companies of Europe, Australasia and the Far East.

      (5) Data and comparative performance rankings published or prepared by CDA Investment Technologies, Inc.



      (6) Data and comparative performance rankings published or prepared by Wiesenberger Investment Company Service.



   Indexes prepared by the research departments of such financial organizations as Salomon Brothers, Inc., Merrill Lynch, Bear Stearns & Co., Inc., Morgan Stanley, and Ibbottson Associates may be used, as well as information provided by the Federal Reserve Board. In addition, performance rankings and ratings reported periodically in national financial publications, including but not limited to Money Magazine, Forbes, Business Week, The Wall Street Journal and Barron's may also be used.


                          DIVIDENDS AND DISTRIBUTIONS

   The Fund's policy is to distribute substantially all its investment income (that is, its income other than its net realized capital gains) and net realized capital gains, if any, once a year, normally at the end of the year in which earned or at the beginning of the next year.

   If a shareholder does not otherwise instruct, dividends and capital gain distributions will be reinvested automatically in additional shares of the same Class at net asset value, subject to no sales charge or Deferred Sales Charge. In order to avoid the application of a 4.00% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gains, the Fund may make an additional distribution shortly before December 31 in each year of any undistributed ordinary income or capital gains and expects to pay any other dividends and distributions necessary to avoid the application of this tax.

   The per share dividends on Class B and Class L shares of the Fund may be lower than the per share dividends on Class A and Class Y shares principally as a result of the distribution fee applicable with respect to Class B and Class L shares. The per share dividends on Class A shares of the Fund may be lower than the per share dividends on Class Y shares principally as a result of the service fee applicable to Class A shares. Distributions of capital gains, if any, will be in the same amount for Class A, Class B, Class L and Class Y shares.

                                     TAXES




   The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Fund by U.S. persons. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.



The Fund and Its Investments



   The Fund intends to qualify to be treated for each taxable year as a "regulated investment company" under the Code. To so qualify, the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived from its business of investing in stock, securities or currencies; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the market value of the Fund's total assets is represented by cash, U.S.

government securities, securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not more than 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of the Fund's assets is invested in securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or business or related trades or businesses. The diversification requirements described above may limit the Fund's ability to engage in hedging transactions by writing or buying options or by entering into futures or forward contracts.





   As a regulated investment company, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of
(i) 90% of its "investment company taxable income" (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.



   The Code imposes a 4% nondeductible excise tax on the Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.



   If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would constitute dividends that are taxable to shareholders as dividend income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. Moreover, if the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund failed to qualify as a regulated investment company for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.


   Gains or losses that the Fund recognizes upon the sale or other disposition of stock or securities will be treated as long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where the Fund sells the stock or security short or acquires a put or writes a call thereon. Other gains or losses on the sale of stock or securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on stock or securities will generally be treated as gains and losses from the sale of stock or securities. If an option written for the Fund lapses or is terminated through a closing transaction, the Fund may realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid in the closing transaction. If the Fund sells stock or securities pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the stock or securities delivered in determining the amount of gain or loss on the sale.

   At April 30, 2003, the Fund had approximately $48,073,000 of unused capital loss carryforwards. For federal income tax purposes, these amounts are available to be applied against future realized capital gains, if any. The carryovers expire as follows:



April 30, 2006 April 30, 2007 April 30, 2008 April 30, 2010 April 30, 2011    Total
-------------- -------------- -------------- -------------- --------------    -----
   $547,000      $1,490,000     $3,985,000    $25,517,000    $16,534,000   $48,073,000





   The Fund's transactions in foreign currencies, forward contracts, options and Futures Contracts (including options and Futures Contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, Futures Contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.



   The Fund's investment in so-called "section 1256 contracts," such as regulated Futures Contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.



   Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The Fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns. Foreign taxes paid by the Fund will reduce the return from the Fund's investments.



   Passive Foreign Investment Companies. If the Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.



   If the Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing Fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing Fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

   Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the Internal Revenue Service (the "IRS"). By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.



   The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.



Taxation of U.S. Shareholders



   Dividends and Distributions. Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.



   The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.



   Distributions of net realized long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income.



   Under a recently enacted law, however, special rules apply to regular dividends paid to individuals. Such a dividend, with respect to taxable years ending on or before December 31, 2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the Fund to an individual in a particular taxable year if 95% or more of the Fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the regular dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, "qualified dividend income" generally means income from dividends received by the Fund after December 31, 2002 from U.S. corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax exempt corporations. Also, dividends received by the Fund from a REIT or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.



   We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.



   If an individual receives a dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than or equal to 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.



   Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.



   Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.



   Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.



   Backup Withholding. The Fund may be required to withhold, for United States federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities.



   Notices to Shareholders. Each shareholder will receive, if appropriate, various written notices after the close of the Fund's prior taxable year as to the federal income tax status of his or her dividends and distributions which were received from the Fund during the Fund's prior taxable year. Shareholders should consult their own tax advisors about the status of the Fund's dividends and distributions for state and local tax purposes.



   Other Taxes. Distributions may also be subject to additional state, local and foreign tax depending on each shareholder's particular situation.



   The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the Fund and its shareholders. Prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.


                             MINIMUM ACCOUNT SIZE

   The Fund reserves the right to involuntarily liquidate any shareholder's account in the Fund if the aggregate net asset value of the shares held in the Fund account is less than $500. (If a shareholder has more than one account in the Fund, each account must satisfy the minimum account size). The Fund, however, will not redeem shares based solely on market reductions in net asset value. Before the Fund exercises such right, shareholders will receive written notice and will be permitted 60 days to bring accounts up to the minimum to avoid involuntary liquidation.



                            ADDITIONAL INFORMATION

   The Company was incorporated on September 29, 1981 under the name Hutton Investment Series Inc. The Company's corporate name was changed on December 29, 1988, July 30, 1993 and October 28, 1994, to SLH Investment Portfolios Inc., Smith Barney Shearson Investment Funds Inc., and Smith Barney Investment Funds Inc. respectively.


   The Company offers shares of nine separate series with a par value of $.001 per share. The Fund offers shares currently classified into four Classes--A, B, L and Y. Each Class of the Fund represents an identical interest in the Fund's investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges, if any, for each Class; (c) the distribution and/or service fees borne by each Class (except Class Y) pursuant to the Plan; (d) the expenses allocable exclusively to each Class; (e) voting rights on matters exclusively affecting a single Class; (f) the exchange privilege of each Class; and (g) the conversion feature of the Class B shares. The Company's Board of Directors does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The Directors, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.



   As permitted by Maryland law, there will normally be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders. At that time, the Directors then in office will call a shareholders' meeting for the election of Directors. The Directors must call a meeting of shareholders for the purpose of voting upon the question of removal of any Director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of the Fund. At such a meeting, a Director may be removed after the holders of record of not less than a majority of the outstanding shares of the Fund have declared that the Director be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the Directors shall continue to hold office and may appoint successor Directors.



   As used in the Prospectus and this SAI, a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Company (or the affected series or Class) or (b) 67% or more of such shares present at a meeting if more than 50% of the outstanding shares of the Company (or the affected series or Class) are represented at the meeting in person or by proxy. A series or Class shall be deemed to be affected by a matter unless it is clear that the interests of each series or Class in the matter are identical or that the matter does not affect any interest of the series or Class. The approval of the Management Agreement or any change in a fundamental investment policy would be effectively acted upon with respect to the Fund only if approved by a "vote of a majority of the outstanding voting securities" of the Fund; however, the ratification of independent accountants, the election of Directors, and the approval of a distribution agreement that is submitted to shareholders are not subject to the separate voting requirements and may be effectively acted upon by a vote of the holders of a majority of all Company shares voting without regard to series or Class.



   Annual and Semi-Annual Reports. The Fund sends its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by the Fund at the end of the period covered. In an effort to reduce the Fund's printing and mailing costs, the Fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, the Fund also consolidates the mailing of its Prospectus so that a shareholder having multiple accounts (that is, individual, IRA and/or Self-Employed Retirement Plan accounts) will receive a single Prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact their Smith Barney Financial Consultant or the transfer agent.



                             FINANCIAL STATEMENTS



   The Fund's annual report for the fiscal year ended April 30, 2003, including the Fund's audited financial statements, as filed with the SEC on June 30, 2003 (Accession number 0001193125-03-015231) is incorporated by reference, in its entirety, into this SAI.

                               OTHER INFORMATION

   In an industry where the average portfolio manager has seven years of experience (source: ICI, 1998), the portfolio managers of Smith Barney Mutual Funds average 21 years in the industry and 15 years with the firm.

   Smith Barney Mutual Funds offers more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

   That's why we offer four "styles" of fund management that can be tailored to suit each investor's unique financial goals.

   Classic Series--portfolio manager driven funds
   The Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines. Classic Series Funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

   Premier Selections Series--the best ideas, concentrated funds
   A series of Premier Selections funds managed by several of the most experienced and proven managers in the Smith Barney Mutual Fund family is offered. This series of funds is built on a unique strategy of combining complementary investment management styles to create broader, multiclass and multicap products that are distinguished by a highly concentrated focus.

   Research Series--driven by exhaustive fundamental securities analysis Built on a foundation of substantial buy-side research, the Research funds focus on well-defined industries, sectors and trends.

   Style Pure Series--a solution to funds that stray
   The Style Pure Series funds are the building blocks of asset allocation. Other than maintaining minimal cash or under extraordinary conditions, Style Pure Series funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

                                   APPENDIX

Bond (and Note) Ratings

  Moody's Investors Service, Inc. ("Moody's")

   Aaa--Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa--Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in "Aaa" securities.

   A--Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

   Baa--Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba--Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B--Bonds that are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa--Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

   Ca--Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

   C--Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Moody's applies the numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

  Standard & Poor's Ratings Group ("S&P")

   AAA--Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

   AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

   A--Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

   BBB--Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

   BB, B and CCC--Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree if speculation than B and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   C--The rating C is reserved for income bonds on which no interest is being paid.

   D--Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

   S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA category.

Commercial Paper Ratings

  Moody's

   Issuers rated "Prime-1" (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

   Issuers rated "Prime-2" (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  S&P

   A-1--This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

   A-2--Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

                                  APPENDIX B

Summary of Manager Proxy Voting Policies and Procedures

   The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Citigroup, Inc. ("Citigroup"). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the "Policies") to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

   In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.

   In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

   In furtherance of the Manager's goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the Manager's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

   CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

   If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

Summary of Hansberger Proxy Voting Policies and Procedures

   HGI generally votes proxies for securities we have selected that are held in client accounts, unless the client has directed us to send proxies to the client or another person. We have adopted written policies and procedures reasonably designed to ensure that we vote client securities in the best interest of clients.

How We Vote Proxies

   We generally vote proxies with a view to enhancing the value of the shares of stock held in client accounts. The financial interest of our clients is the primary consideration in determining how proxies should be voted. In the case of social and political responsibility issues that in our view do not primarily involve financial considerations, it is not possible to represent fairly the diverse views of our clients. Unless a client has given us other instructions, we generally vote in accordance with the recommendations of Institutional Shareholder Services, Inc. ("ISS") on these social and political issues, although we sometimes abstain from voting on these issues.

   When making proxy voting decisions, HGI generally adheres to its Proxy Voting Guidelines, which have been developed with reference to the positions of ISS. The Guidelines set forth our positions on recurring proxy issues and criteria for addressing non-recurring issues and incorporate many of ISS's standard operating policies.

   We use ISS to assist us in voting proxies. ISS informs us of shareholder meeting dates, forwards proxy materials to us, translates proxy materials printed in a foreign language, and provides us with research on proxy proposals and voting recommendations. Although we may consider ISS's and others recommendations on proxy issues, we are ultimately responsible for proxy voting decisions.

   If a client has an ERISA plan proxy-voting policy and an ERISA plan instructs us to follow it, we will comply with that policy except when doing so would be contrary to the client's economic interests or otherwise imprudent or unlawful. If client policies conflict, we may vote proxies to reflect each policy in proportion to the respective ERISA plan client's interest in any pooled account (unless voting in this manner would be imprudent or otherwise inconsistent with applicable law).

When We Do Not Vote Proxies

   We generally do not vote proxies for securities we have not selected but that are held in a client account, or where we do not have discretionary authority over securities held in a client account. We generally do not vote proxies when the cost of voting on a particular proxy proposal could exceed the expected benefit to a client, and thus it would not be prudent to vote the proxy. For example, HGI customarily and typically does not, and is often unable to vote securities loaned to another party.

   HGI will refrain from voting such securities where the costs to the client and/or administrative inconvenience of retrieving the securities outweighs the benefit of voting, assuming retrieval under such circumstances is even feasible or possible. Also, voting proxies for shares of foreign stocks may involve significantly greater effort and corresponding costs, such as translation of proxy materials. Some countries' laws prevent us from selling shares for a period of time before or after a shareholder meeting. We may decide not to vote shares of foreign stocks subject to these restrictions when we believe the benefit from voting the shares is outweighed by the interest of maintaining client liquidity in the shares.

Conflicts

   From time to time, proxy voting proposals may raise material conflicts between the interests of our clients and the interests of HGI and its employees. For example, we may have a material conflict of interest when a company that is soliciting a proxy is an advisory client of HGI or when a proponent of a proxy proposal has a business relationship with HGI. Our Proxy Voting Committee is responsible for monitoring and resolving any proxy voting proposals that present a possible material conflict of interest. If the Proxy Voting Committee determines that HGI may have a material conflict of interest, the Committee generally either will vote the securities according to our Guidelines or in accordance with ISS's recommendations.

For More Information

   You may obtain information from us about how we voted proxies for securities in your account, and a copy of our proxy voting policies and procedures, by calling HGI's Account Administration department at 954-522-5150.

                                August 28, 2003


                      STATEMENT OF ADDITIONAL INFORMATION

              SMITH BARNEY PREMIER SELECTIONS ALL CAP GROWTH FUND
                               125 Broad Street
                           New York, New York 10004
                                1-800-451-2010


   This Statement of Additional Information ("SAI") is not a prospectus and is meant to be read in conjunction with the current combined Prospectus of Smith Barney Premier Selections All Cap Growth Fund (the "Fund"), the Smith Barney Premier Selections Global Growth Fund and Smith Barney Premier Selections Large Cap Fund dated August 28, 2003, as amended or supplemented from time to time, and is incorporated by reference in its entirety into the Prospectus. It is intended to provide more detailed information about the Fund as well as matters already discussed in the Prospectus. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders which are incorporated herein by reference. The Prospectus and copies of the reports may be obtained free of charge by contacting a Smith Barney Financial Consultant, a PFS Investments Inc. ("PFSI") Registered Representative, a broker/dealer, financial intermediary or a financial institution (each called a "Service Agent"), or by writing or calling Citigroup Global Markets Inc. ("CGM") at the address or telephone number above. The Fund is a separate investment series of Smith Barney Investment Funds Inc. (the "Company").


                               TABLE OF CONTENTS


                                                                     Page
                                                                     ----
       Investment Objective and Management Policies.................   2
       Investment Restrictions......................................  13
       Directors and Executive Officers of the Company..............  15
       Purchase of Shares...........................................  25
       Redemption of Shares.........................................  32
       Exchange Privilege...........................................  35
       Valuation of Shares..........................................  36
       Performance Data.............................................  37
       Dividends and Distributions..................................  41
       Taxes........................................................  41
       Additional Information.......................................  46
       Financial Statements.........................................  47
       Other Information............................................  47
       Appendix A -- Summary of Proxy Voting Policies and Procedures A-1

                 INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES


   The Prospectus discusses the Fund's investment objective and policies. This section contains supplemental information concerning the types of securities and other instruments in which the Fund may invest, the investment policies and portfolio strategies the Fund may utilize and certain risks associated with these investments, policies and strategies. Smith Barney Fund Management LLC ("SBFM" or the "Manager") serves as investment manager to the Fund.



   The Fund is an open-end, diversified, management investment company whose investment objective is to seek long-term capital growth. The Fund normally invests in all types of equity securities, including common stocks, preferred stocks, securities that are convertible into common or preferred stocks, such as warrants and convertible bonds, and depositary receipts for these securities. Under normal market conditions, the majority of the Fund's portfolio will consist of common stocks, but the Fund may maintain a portion of its assets in U.S. Government securities, money market obligations, and cash to provide for payment of the Fund's expenses and to meet redemption requests. The Fund also reserves the right, as a defensive measure, to hold money market securities, including repurchase agreements or cash, in such proportions as, in the opinion of the Manager, prevailing market or economic conditions warrant.


                              FOREIGN SECURITIES


   The Fund may invest directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or similar securities representing interests in the common stock of foreign issuers. The Manager intends to limit the Fund's investment in these types of securities to 25% of the Fund's assets. ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates trading in foreign securities, it does not mitigate the risks associated with investing in foreign securities.


   Investments in foreign securities incur higher costs than investments in U.S. securities, including higher costs in making securities transactions as well as foreign government taxes which may reduce the investment return of the Fund. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about individual companies, less market liquidity and political instability.

                         LENDING PORTFOLIO SECURITIES

   Consistent with applicable regulatory requirements and for cash management purposes, the Fund may lend securities from its portfolio to brokers, dealers and other financial organizations. The Fund may not lend its portfolio securities to the Manager or its affiliates unless it has applied for and received specific authority from the SEC. Loans of portfolio securities by the Fund will be collateralized by cash, letters of credit or U.S. government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.

   In lending its portfolio securities, the Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Requirements of the SEC, which may be subject to future modifications, currently provide that the following conditions must be met whenever the Fund's portfolio securities are loaned: (a) the Fund must receive at least 102% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as an amount equal to any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the Fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; however, if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the Manager, the consideration to be earned from such loans would justify the risk. From time to time, the Fund may return to the borrower and/or a third party, which is unaffiliated with the Fund or the Manager and is acting as a "finder," a part of the interest earned from the investment of collateral received for securities loaned.



   Generally, the borrower will be required to make payments to the Fund in lieu of any dividends the Fund would have otherwise received had it not loaned the shares to the borrower. Any such payments, however, will not be treated as "qualified dividend income" for purposes of determining what portion of the Fund's regular dividends (as defined below) received by individuals may be taxed at the rates generally applicable to long-term capital gains (see "TAXES" below).


                             REPURCHASE AGREEMENTS


   The Fund may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities ("repurchase agreements"). The Fund would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose the Fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations. The financial institutions with which the Fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Fund's Manager. The Manager will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least 102% of the repurchase price (including accrued interest). In addition, the Manager will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to 102% or greater than the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Manager will mark-to-market daily the value of the securities. Repurchase agreements are considered to be loans by the Fund under the Investment Company Act of 1940, as amended (the "1940 Act").


                         REVERSE REPURCHASE AGREEMENTS

   The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a money market instrument by the Fund and its agreement to repurchase the instrument at a specified time and price. The Fund will maintain a segregated account consisting of U.S. government securities or cash or cash equivalents to cover its obligations under reverse repurchase agreements with broker-dealers and other financial institutions. The Fund will invest the proceeds in other money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. Under the 1940 Act, reverse repurchase agreements may be considered borrowings by the seller.

   Reverse repurchase agreements create opportunities for increased returns to the shareholders of the Fund but, at the same time, create special risk considerations. Although the principal or stated value of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. To the extent the income or other gain derived from securities purchased with borrowed funds exceeds the interest or dividends the Fund will have to pay in respect thereof, the Fund's net income or other gain will be greater than if this type of investment technique had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover this cost, the net income or other gain of the Fund will be less than if the reverse repurchase agreement had not been used.

   The Fund currently intends to invest not more than 33% of its net assets in reverse repurchase agreements.


                 WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS



   In order to secure what the Manager considers to be an advantageous price or yield, the Fund may purchase U.S. government securities on a when-issued basis or purchase or sell U.S. government securities for delayed delivery. Delivery of the securities in such cases occurs beyond the normal settlement periods, but no payment or delivery is made by the Fund prior to the reciprocal delivery or payment by the other party to the transaction. In entering into a when-issued or delayed delivery transaction, the Fund relies on the other party to consummate the transaction and may be disadvantaged if the other party fails to do so.



   U.S. government securities normally are subject to changes in value based upon changes, real or anticipated, in the level of interest rates and, to a lesser extent, the public's perception of the creditworthiness of the issuers. In general, U.S. government securities tend to appreciate when interest rates decline and depreciate when interest rates rise. Purchasing U.S. government securities on a when-issued basis or delayed delivery basis, therefore, can involve the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. Similarly, the sale of U.S. government securities for delayed delivery can involve the risk that the prices available in the market when the delivery is made may actually be higher than those obtained in the transaction itself.



   The Fund will at times maintain in a segregated account cash or liquid securities equal to the amount of the Fund's when-issued or delayed delivery commitments. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account on a daily basis so the value of the account will equal the amount of such commitments by the Fund. Placing securities rather than cash in the account may have a leveraging effect on the Fund's assets. That is, to the extent the Fund remains substantially fully invested in securities at the time that it has committed to purchase securities on a when-issued basis, there will be greater fluctuation in its net asset value than if it had set aside cash to satisfy its purchase commitments. On the settlement date, the Fund will meet its obligations from then available cash flow, the sale of securities held in the separate account, the sale of other securities or, although it normally would not expect to do so, from the sale of the when-issued or delayed delivery securities themselves (which may have a greater or lesser value than the Fund's payment obligations).


                           MONEY MARKET INSTRUMENTS

   As stated in the Prospectus, the Fund may invest for temporary defensive purposes in any type of money market instruments and short-term debt securities or cash. Money market instruments in which the Fund may invest include: U.S. government securities; certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. The following is a more detailed description of such money market instruments.

   Certificates of deposit ("CDs") are short-term negotiable obligations of commercial banks. Time deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

   Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending upon the principal amounts of CDs of each bank held by the
Fund) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of governmental regulations, domestic branches of domestic banks are generally required to, among other things, maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

   Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and government regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank. CDs issued by wholly owned Canadian subsidiaries of domestic banks are guaranteed as to repayment of principal and interest (but not as to sovereign risk) by the domestic parent bank.

   Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC.

   In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks or by domestic branches of foreign banks, SBFM will carefully evaluate such investments on a case-by-case basis.

   Savings and loan associations whose CDs may be purchased by the Fund are supervised by the Office of Thrift Supervision and are insured by the Savings Association Insurance Fund, which is administered by the FDIC and is backed by the full faith and credit of the U.S. government. As a result, such savings and loan associations are subject to regulation and examination.

                   OPTIONS, FUTURES AND CURRENCY STRATEGIES


   The Fund may use forward currency contracts and certain options and Futures strategies to attempt to hedge its portfolio, i.e., reduce the overall level of investment risk normally associated with the Fund, or as a substitute for buying or selling securities. There can be no assurance that such efforts will succeed.

   Neither the Company nor the Fund will be a commodity pool. In addition, the Manager has claimed an exclusion from the definition of commodity pool operator and, therefore, is not subject to registration or regulation as a pool operator under the rules of the Commodity Futures Trading Commission. To attempt to hedge against adverse movements in exchange rates between currencies, the Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The Fund may enter into forward currency contracts either with respect to specific transactions or with respect to its portfolio positions. For example, when the Manager anticipates making a purchase or sale of a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which the currency exchange transaction related to the purchase or sale will be made ("transaction hedging"). Further, when the Manager believes that a particular currency may decline compared to the U.S. dollar or another currency, the Fund may enter into a forward contract to sell the currency the Manager expects to decline in an amount approximating the value of some or all of the Fund's securities denominated in that currency, or when the Manager believes that one currency may decline against a currency in which some or all of the portfolio securities held by the Fund are denominated, it may enter into a forward contract to buy the currency expected to decline for a fixed amount ("position hedging"). In this situation, the Fund may, in the alternative, enter into a forward contract to sell a different currency for a fixed amount of the currency expected to decline where the Manager believes that the value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the value of the currency in which portfolio securities of the Fund are denominated ("cross hedging"). The Fund's custodian places (i) cash,
(ii) U.S. government securities or (iii) equity securities or debt securities (of any grade) in certain currencies provided such assets are liquid, unencumbered and marked to market daily, or other high-quality debt securities denominated in certain currencies in a separate account of the Fund having a value equal to the aggregate account of the Fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in a separate account declines, additional cash or securities are placed in the account on a daily basis so that the value of the amount will equal the amount of the Fund's commitments with respect to such contracts.


   For hedging purposes, the Fund may write covered call options and purchase put and call options on currencies to hedge against movements in exchange rates and on debt securities to hedge against the risk of fluctuations in the prices of securities held by the Fund or which the Manager intends to include in its portfolio. The Fund also may use interest rates futures contracts and options thereon to hedge against changes in the general level in interest rates.


   The Fund may write call options on securities and currencies only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. A call option written by the Fund is "covered" if the Fund owns the securities or currency underlying the option or has an absolute and immediate right to acquire that security or currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities or currencies held in its portfolio. A call option is also covered if the Fund holds on a share-for-share basis a call on the same security or holds a call on the same currency as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other high-grade, short-term obligations in a segregated account with its custodian.



   Although the Fund might not employ the use of forward currency contracts, options and Futures, the use of any of these strategies would involve certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: dependence on the investment adviser's ability to predict movements in the prices of individual debt securities, fluctuations in the general fixed income markets and movements in interest rates and currency market, imperfect correlation between movements in the price of currency, options,

Futures Contracts or options thereon and movements in the price of the currency or security hedged or used for cover; the fact that skills and techniques needed to trade options, Futures Contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which the Fund invests; and lack of assurance that a liquid market will exist for any particular option, Futures Contract or options thereon at any particular time.


   Over-the-counter options in which the Fund may invest differ from exchange traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The Fund may be required to treat as illiquid over-the-counter options purchased and securities being used to cover certain written over-the-counter options.

   The Fund may purchase put and call options in anticipation of declines in the value of portfolio securities or increases in the value of securities to be acquired. In the event that the expected changes occur, the Fund may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The risk assumed by the Fund in connection with such transactions is limited to the amount of the premium and related transaction costs associated with the option, although the Fund may be required to forfeit such amounts in the event that the prices of securities underlying the options do not move in the direction or to the extent anticipated.

                             OPTIONS ON SECURITIES

   As discussed more generally above, the Fund may engage in the writing of covered call options. The Fund may also purchase put and call options and enter into closing transactions.

   The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forgoes the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

   Options written by the Fund will normally have expiration dates between one and six months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively.

   The Fund may write (a) in-the-money call options when SBFM expects the price of the underlying security to remain flat or decline moderately during the option period, (b) at-the-money call options when SBFM expects the price of the underlying security to remain flat or advance moderately during the option period and (c) out-of-the-money call options when SBFM expects that the price of the security may increase but not above a price equal to the sum of the exercise price plus the premiums received from writing the call option. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments as such call options are used in equivalent transactions.

   So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring it to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation ("Clearing Corporation") or similar clearing corporation and the securities exchange on which the option is written.

   An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. The Fund expects to write options only on national securities exchanges or in the over-the-counter market. The Fund may purchase put options issued by the Clearing Corporation or in the over-the-counter market.

   The Fund may realize a profit or loss upon entering into a closing transaction. In cases in which a Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when the Fund has purchased an option and engages in a closing sale transaction, whether it recognizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs.

   Although the Fund generally will purchase or write only those options for which SBFM believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered certain of the facilities of the Clearing Corporation and national securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

   Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Fund and other clients of SBFM and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions.

   In the case of options written by the Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stocks with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk because a Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

   Although SBFM will attempt to take appropriate measures to minimize the risks relating to the Fund's writing of call options and purchasing of put and call options, there can be no assurance that the Fund will succeed in its option-writing program.

                              STOCK INDEX OPTIONS


   The Fund may purchase put and call options and write call options on domestic stock indexes listed on domestic exchanges in order to realize its investment objective of capital appreciation or for the purpose of hedging its portfolio. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the New York Stock Exchange Composite Index or the Canadian Market Portfolio Index, or a narrower market index such as the Standard & Poor's 100. Indexes also are based on an industry or market segment such as the Amex Oil Index or the Amex Computer Technology Index.


   Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by
(b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

   The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of the securities portfolio of the Fund correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indexes will be subject to SBFM's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

              FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS


   The Fund may invest in stock index Futures Contracts and options on Futures Contracts that are traded on a domestic exchange or board of trade.



   The purpose of entering into a Futures Contract by the Fund is to protect the Fund from fluctuations in the value of securities without actually buying or selling the securities. For example, in the case of stock index Futures Contracts, if the Fund anticipates an increase in the price of stocks that it intends to purchase at a later time, the Fund could enter into contracts to purchase the stock index (known as taking a "long" position) as a temporary substitute for the purchase of stocks. If an increase in the market occurs that influences the stock index as anticipated, the value of the Futures Contracts increases and thereby serves as a hedge against the Fund's not participating in a market advance. The Fund then may close out the Futures Contracts by entering into offsetting Futures Contracts to sell the stock index (known as taking a "short" position) as it purchases individual stocks.

   No consideration will be paid or received by the Fund upon the purchase or sale of a Futures Contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund, upon termination of the Futures Contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the index or securities underlying the Futures Contract fluctuates, making the long and short positions in the Futures Contract more or less valuable, a process known as "marking-to-market." In addition, when the Fund enters into a long position in a Futures Contract or an option on a Futures Contract, it must deposit into a segregated account with the Fund's custodian an amount of cash or cash equivalents equal to the total market value of the underlying Futures Contract, less amounts held in the Fund's commodity brokerage account at its broker. At any time prior to the expiration of a Futures Contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.



   There are several risks in connection with the use of Futures Contracts as a hedging device. Successful use of Futures Contracts by the Fund is subject to the ability of SBFM to predict correctly movements in the stock market or in the direction of interest rates. These predictions involve skills and techniques that may be different from those involved in the management of investments in securities. In addition, there can be no assurance there will be a perfect correlation between movements in the price of the securities underlying the Futures Contract and movements in the price of the securities that are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in market behavior or interest rates.



   Positions in Futures Contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange) and no secondary market exists for those contracts. In addition, although the Fund intends to enter into Futures Contracts only if there is an active market for the contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most Futures exchanges and boards of trade limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that Futures Contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin; in such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the Futures Contract. As described above, however, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a Futures Contract and thus provide an offset to losses on the Futures Contract.


                        INTEREST RATE AND EQUITY SWAPS

   The Fund may enter into interest rate and equity swaps. The Fund reserves the right to enter into these transactions in order to hedge against either a decline in the value of the securities included in the Fund's portfolio, or against an increase in the price of the securities which it plans to purchase, or in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain. Interest rate and equity swaps involve the exchange by the Fund with another party of their respective commitments to make or receive payments based on a notional principal amount.

   The Fund may enter into interest rate and equity swaps on either an asset-based or liability-based basis, depending on whether it is hedging its assets or liabilities, and will usually enter into interest rate and equity swaps on a net basis (i.e., the two payments streams are netted out), with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate or equity swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into an interest rate or equity swap on other than a net basis, the Fund will maintain in a segregated account the full amount accrued on a daily basis of the Fund's obligations with respect to the swap. The Fund will only enter into interest rate and equity swap transactions with counterparties the Manager deems to be creditworthy. The Manager will monitor the creditworthiness of counterparties to its interest rate and equity swaps on an ongoing basis. If there is a default by the other party to such a transaction, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The Manager has determined that, as a result, the swap market is liquid. The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.


   The liquidity of swap agreements will be determined by the Manager based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the percentage restriction on investments in securities that are not readily marketable.

   The Fund will maintain liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.





   These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and equity swaps is limited to the net amount of payments that the Fund is contractually obligated to make, if any. The effective use of swaps by the Fund may depend, among other things, on the Fund's ability to terminate transactions at times when the Manager deems it desirable to do so. Because swaps are bilateral contractual arrangements between the Fund and counterparties to the transactions, the Fund's ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. To the extent the Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, the Fund's risk of loss is the net amount of payments that the Fund contractually is entitled to receive, if any.

                            CONVERTIBLE SECURITIES

   Convertible securities in which the Fund may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. Like bonds, the value of convertible securities fluctuates in relation to changes in interest rates and, in addition, also fluctuates in relation to the underlying common stock.

                                DEBT SECURITIES


   The Fund may invest in notes, bills, commercial paper, obligations issued or guaranteed by the U.S. government or any of its political subdivisions, agencies or instrumentalities, and certificates of deposit. Debt securities represent money borrowed that obligate the issuer (e.g., a corporation, municipality, or government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specified times.


   All debt securities are subject to market risk and credit risk. Market risk relates to market-induced changes in a security's value, usually as a result of changes in interest rates. The value of the Fund's investments in debt securities will change as the general levels of interest rates fluctuate. During periods of falling interest rates, the value of the Fund's debt securities will generally rise. Conversely, during periods of rising interest rates, the value of the Fund's debt securities will generally decline. Credit risk relates to the ability of the issuer to make payments of principal and interest. The Fund has no restrictions with respect to the maturities or duration of the debt securities it holds. The Fund's investment in fixed income securities with longer terms to maturity or greater duration are subject to greater volatility than the Fund's shorter-term securities.


   The Fund may invest in U.S. government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. government securities also include Treasury receipts and other stripped U.S. government securities, where the interest and principal components of stripped U.S. government securities are traded independently. The Fund may also invest in zero coupon U.S. Treasury securities and in zero coupon securities issued by financial institutions, which represent a proportionate interest in underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and its value consists of the difference between its face value at maturity and its cost. The market values of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.


                              ILLIQUID SECURITIES


   The Fund may invest up to 15% of its net assets in illiquid securities, which term includes securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.


                             RESTRICTED SECURITIES

   Restricted securities are those that may not be sold publicly without first being registered under the Securities Act of 1933, as amended (the "1933 Act"). For that reason, the Fund may not be able to dispose of restricted securities at a time when, or at a price at which, it desires to do so and may have to bear expenses associated with registering the securities.

                                  LEVERAGING

   The Fund may from time to time leverage its investments by purchasing securities with borrowed money. The Fund may borrow money only from banks and in an amount not to exceed 33 1/3% of the total value of its assets less liabilities. The amount of borrowings by the Fund also may be limited by availability and cost of credit and by restrictions imposed by the Federal Reserve Board. The Fund is required under the 1940 Act to maintain at all times an asset coverage of 300% of the amount of its borrowings. If, as a result of market fluctuations or for any other reason, asset coverage of the Fund drops below 300%, the Fund must reduce its outstanding bank debt within three business days so as to restore its asset coverage to the 300% level.

   Any gain in the value of securities purchased with borrowed money that exceeds the interest paid on the amount borrowed would cause the net asset value of the shares of the Fund to increase more rapidly than otherwise would be the case. Conversely, any decline in the value of securities purchased would cause the net asset value of the shares of the Fund to decrease more rapidly than otherwise would be the case. Borrowed money thus creates an opportunity for greater capital gain but at the same time increases exposure to capital risk. The net cost of any borrowed money would be an expense that otherwise would not be incurred, and this expense could restrict or eliminate the net investment income of the Fund in any given period.

                                  SHORT SALES


   The Fund may sell securities short "against the box." While a short sale is the sale of a security the Fund does not own, it is "against the box" if at all times when the short position is open, the Fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. The ability to use short sales to defer recognition of gains was substantially limited by certain "constructive sale" tax provisions enacted in 1997.


                         MASTER/FEEDER FUND STRUCTURE

   The Board of Directors has the discretion to retain the current distribution arrangement for the Fund while investing in a master fund in a master/feeder fund structure. A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

                            INVESTMENT RESTRICTIONS


   The investment restrictions below and the Fund's investment objective have been adopted by the Company as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed with respect to a fund without the vote of a majority of the outstanding voting securities of the fund. "Majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a fund meeting, if the holders of more than 50% of the outstanding shares of the fund are present or represented by proxy, or (b) more than 50% of outstanding shares.



   Under the investment restrictions adopted by the Company with respect to the Fund, the Fund will not:


      1. Invest more than 25% of its total assets in securities, the issuers of which conduct their business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

      2. Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

      3. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder

      4. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.


      5. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Fund from
   (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in Futures Contracts and options on Futures Contracts (including options on currencies to the extent consistent with the Fund's investment objective and policies); or (d) investing in real estate investment trust securities.



      6. Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities.


      7. Purchase or otherwise acquire any illiquid security except as permitted under the 1940 Act for open-end investment companies, which currently permits up to 15% of the Fund's net assets to be invested in illiquid securities.

   If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

                DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY


   The business and affairs of the Fund are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and Executive Officers of the Company, together with information as to their principal business occupations during the past five years, are set forth below. The Executive Officers of the Fund are employees of organizations that provide services to the Fund.



                                                                                                   Number
                                                                        Principal           of Portfolios in the
                                               Term of Office*        Occupation(s)             Fund Complex          Other
                              Position(s) Held  and Length of          During Past                Overseen        Directorships
Name, Address and Age            with Fund       Time Served           Five Years               by Director      Held by Director
---------------------         ---------------- --------------- ---------------------------- -------------------- ----------------
Non-Interested Directors:
Paul R. Ades                  Director              Since      Law Firm of Paul R. Ades,             15                None
 Paul R. Ades, PLLC                                  1994      PLLC; Partner in Law Firm
 181 West Main Street,                                         of Murov & Ades, Esqs.
Suite C
 Babylon, NY 11702
 Age 62

Herbert Barg                  Director              Since      Retired                               42                None
 1460 Drayton Lane                                   1994
 Wynnewood, PA 19096
 Age 79

Dwight B. Crane               Director              Since      Professor, Harvard Business           49                None
 Harvard Business School                             1981      School
 Soldiers Field
 Morgan Hall #375
 Boston, MA 02163
 Age 65

Frank G. Hubbard              Director              Since      President of Avatar                   15                None
 Avatar International Inc.                           1993      International Inc. (business
 87 Whittredge Road                                            development) (since 1998);
 Summit, NJ 07901                                              Vice President of S&S
 Age 65                                                        Industries (chemical
                                                               distribution) (1995-1998)

Jerome H. Miller              Director              Since      Retired                               15                None
 c/o R. Jay Gerken                                   1998
 CGM
 399 Park Avenue
 4th Floor
 New York, NY 10022
 Age 64

Ken Miller                    Director              Since      President of Young Stuff              15                None
 Young Stuff Apparel                                 1994      Apparel Group Inc.
Group Inc.
 930 Fifth Avenue
 New York, NY 10021
 Age 61

Interested Director:

R. Jay Gerken**               Chairman,             Since      Managing Director of CGM;            219                None
 CGM                          President and          2002      Chairman, President and
 399 Park Avenue 4th Floor    Chief Executive                  Chief Executive Officer of
 New York, NY 10022           Officer                          SBFM, Travelers Investment
 Age 52                                                        Adviser, Inc. ("TIA") and
                                                               Citi Fund Management Inc.
                                                               ("CFM")

--------

* Each Director and Officer serves until his or her respective successor has been duly elected and qualified.


** Mr. Gerken is an "interested person," as defined in the 1940 Act, because he is an Officer of SBFM and certain of its affiliates.


                                                                                                 Number
                                                                      Principal           of Portfolios in the
                                            Term of Office*         Occupation(s)             Fund Complex          Other
Name, Address and          Position(s) Held  and Length of           During Past                Overseen        Directorships
Age                           with Fund       Time Served            Five Years               by Director      Held by Director
---                        ---------------- --------------- ----------------------------- -------------------- ----------------
Executive Officers:

Lewis E. Daidone            Senior Vice          Since      Managing Director of CGM;             N/A                N/A
 CGM                        President and         1993      Director and Senior Vice
 125 Broad Street           Chief                           President of SBFM and TIA
 11th Floor                 Administrative                  and Director of CFM
 New York, NY 10004         Officer
 Age 45

Richard L. Peteka           Chief                Since      Director and Head of Internal         N/A                N/A
 CGM                        Financial             2002      Control for Citigroup Asset
 125 Broad Street,          Officer and                     Management U.S. Mutual
11th Floor                  Treasurer                       Fund Administration from
 New York, NY 10004                                         1999-2002; Vice President,
 Age 41                                                     Head of Mutual Fund
                                                            Administration and Treasurer
                                                            at Oppenheimer Capital from
                                                            1996-1999

Alan J. Blake               Vice President       Since      Managing Director of CGM;             N/A                N/A
 CGM                        and                   1999      Investment Officer of SBFM
 399 Park Avenue,           Investment
4th Floor                   Officer
 New York, NY 10022
 Age 53

Lawrence B.                 Vice President       Since      Managing Director of CGM;             N/A                N/A
 Weissman, CFA              and                   2000      Investment Officer of SBFM;
 CGM                        Investment                      Portfolio Manager at
                            Officer                         Neuberger Berman, LLC;
100 First Stamford Place                                    Portfolio Manager of TIAA-
 7th Floor                                                  CREFF
 Stamford, CT 06902
 Age 42

Timothy Woods, CFA          Vice President       Since      Managing Director of CGM;             N/A                N/A
 CGM                        and                  2000       Investment Officer of SBFM
 399 Park Avenue            Investment
 4th Floor                  Officer
 New York, NY 10022
 Age 42

Andrew Beagley              Chief Anti-          Since      Director, CGM (since 2000);           N/A                N/A
 CGM                        Money                2002       Director of Compliance,
 399 Park Avenue,           Laundering                      North America, Citigroup
4th Floor                   Compliance                      Asset Management (since
 New York, NY 10022         Officer                         2000); Director of
 Age 40                                                     Compliance, Europe, the
                                                            Middle East and Africa,
                                                            Citigroup Asset Management
                                                            (from 1999 to 2000);
                                                            Compliance Officer,
                                                            Salomon Brothers Asset
                                                            Management Limited, Smith
                                                            Barney Global Capital
                                                            Management Inc., Salomon
                                                            Brothers Asset Management
                                                            Asia Pacific Limited (from
                                                            1997 to 1999).


                                                                                         Number
                                                               Principal          of Portfolios in the
                                       Term of Office*       Occupation(s)            Fund Complex          Other
Name, Address and     Position(s) Held  and Length of         During Past               Overseen        Directorships
Age                      with Fund       Time Served          Five Years              by Director      Held by Director
---                   ---------------- --------------- -------------------------- -------------------- ----------------
Executive Officers:

Robert I. Frenkel       Chief Legal         Since      Managing Director and              N/A                N/A
Citigroup Asset         Officer             2003       General Counsel, Global
 Management                                            Mutual Funds for Citigroup
300 First Stamford                                     Asset Management (since
 Place                                                 1994).
4th Floor
Stamford, CT 06902
Age 48

Kaprel Ozsolak          Controller          Since      Vice President of CGM              N/A                N/A
 CGM                                        2002
 125 Broad Street,
9th Floor
 New York, NY 10004
 Age 37

Christina T. Sydor      Secretary           Since      Managing Director of CGM;          N/A                N/A
 CGM                                        1993       General Counsel and
 300 First Stamford                                    Secretary of SBFM and TIA
Place
 4th Floor
 Stamford, CT 06902
 Age 52



   For the calendar year ended December 31, 2002, the Directors beneficially owned equity securities of the Fund within the dollar ranges presented in the table below:



                                                   Aggregate Dollar Range
                                     Dollar Range  of Equity Securities In
                                       of Equity    Registered Investment
                                     Securities in  Companies Overseen by
      Non-Interested Directors         the Fund           Director
      ------------------------       ------------- -----------------------
      Paul R. Ades..................     None            Over $100,000
      Herbert Barg..................     None                     None
      Dwight B. Crane...............     None         $50,001-$100,000
      Frank G. Hubbard..............     None         $50,001-$100,000
      Jerome H. Miller..............     None            Over $100,000
      Ken Miller....................     None          $10,001-$50,000

      Interested Director
      -------------------
      R. Jay Gerken.................     None            Over $100,000



   As of December 31, 2002, none of the above Directors who are not interested persons of the Fund ("Independent Directors") or their immediate family members, owned beneficially or of record any securities of the adviser or principal underwriter of the Fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the adviser or principal underwriter of the Fund.



   The Company has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Independent Directors of the Company, namely Messrs. Ades, Barg, Crane, Hubbard, K. Miller and J. Miller.


   In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Fund. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and results of the audits and audit fees charged, and reviews the Fund's internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the Fund, its adviser and affiliates by the independent public accountants. During the most recent fiscal year, the Audit Committee met twice.



   The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board of Directors. The Nominating Committee will consider nominees recommended by the Fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Company's Secretary. The Nominating Committee did not meet during the Fund's most recent fiscal year.





   No officer, director or employee of CGM or any parent or subsidiary receives any compensation from the Company for serving as an officer or Director of the Company. The Company pays each Director who is not an officer, director or employee of CGM or any of its affiliates a fee of $25,500 per annum plus $2,900 per meeting attended and reimburses travel and out-of-pocket expenses. During the calendar year ended December 31, 2002 such expenses totaled $7,251. The Directors of the Company were paid the following compensation for the respective periods:



                                                                 Total
                                                             Compensation   Number of
                             Aggregate     Total Pension or    from Fund    Portfolios
                           Compensation       Retirement     Complex Paid    in Fund
                           from the Fund   Benefits Paid as to Directors in  Complex
                         Fiscal Year Ended   Part of Fund    Calendar Year  Served by
Non-Interested Directors     04/30/02          Expenses     Ending 12/31/02  Director
------------------------ ----------------- ---------------- --------------- ----------
   Paul R. Ades.........      $3,028              $0           $ 56,050          15
   Herbert Barg.........       3,068               0            119,450          42
   Dwight B. Crane......       3,032               0            152,200          49
   Frank G. Hubbard.....       3,028               0             56,050          15
   Jerome Miller........       3,028               0             56,050          15
   Ken Miller...........       3,028               0             56,050          15

Interested Directors
--------------------
   R. Jay Gerken/(1)/...      $0                  $0           $0              $219
   Heath B. McLendon*...      $0                  $0           $0               N/A

--------

/(1)/ Mr. Gerken is not compensated for his service as Director because of his affiliation with the Manager.


* Mr. McLendon resigned as a Director of the Company on September 13, 2002. Mr. McLendon did not receive any compensation from the Company for the fiscal year ended April 30, 2003, as he was affiliated with the Manager.



   During the year in which they attain age 80, Directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Fund Directors, together with reasonable out-of-pocket expenses for each meeting attended. Directors Emeritus received no compensation from the Fund for the fiscal year ended April 30, 2003.



   As of August 1, 2003, the Directors and Officers of the Fund as a group, owned less than 1.00% of the outstanding common stock of the Fund.



   To the knowledge of the Fund, as of August 1, 2003, the following shareholders or "groups" (as such term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) owned beneficially or of record more than 5% of the shares of the following classes:





Fund                Class Percent           Name                    Address
----                ----- -------           ----                    -------
All Cap Growth Fund   A   12.0174% PFPC Brokerage Services 211 South Gulph Road
                                   FBO Primerica Financial King of Prussia, PA 19406
                                   Services

   SBFM serves as investment manager to the Fund pursuant to an investment management agreement (the "Investment Management Agreement") with the Fund which was approved by the Board of Directors, including a majority of the Independent Directors. SBFM is an affiliate of CGM and is an indirect, wholly-owned subsidiary of Citigroup Inc. Subject to the supervision and direction of the Company's Board of Directors, the Manager manages the Fund's portfolio in accordance with the Fund's stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide research services to the Fund. The Manager pays the salary of any officer and employee who is employed by both it and the Fund. The Manager bears all expenses in connection with the performance of its services. The Manager also: (a) assists in supervising all aspects of the Fund's operations except those it performs under its investment advisory agreement; b) supplies the Fund with office facilities (which may be in SBFM's own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of (i) the net asset value of shares of the Fund, (ii) applicable deferred sales charges ("Deferred Sales Charges") and similar fees and charges and (iii) distribution fees, internal auditing and legal services, internal executive and administrative services, and stationary and office supplies; and (c) prepares reports to shareholders of the Fund, tax returns and reports to and filings with the Securities and Exchange Commission ("SEC") and state blue sky authorities.



   SBFM (through its predecessor entities) has been in the investment counseling business since 1968 and renders investment advice to a wide variety of individual, institutional and investment company clients that had aggregate assets under management as of June 30, 2003 of approximately $110 billion.



   As compensation for investment management services, the Fund pays the Manager a fee computed daily and paid monthly at the annual rate of 0.75% of the Fund's average daily net assets. For the fiscal years ended April 30, 2001, 2002 and 2003, the Fund incurred $3,819,896, $3,529,967 and $2,102,788, respectively, in management fees.



   The Investment Management Agreement for the Fund has an initial term of two years and continues in effect from year to year thereafter provided such continuance is specifically approved at least annually (a) by the Fund's Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and in either event, by a majority of the Independent Directors of the Fund's Board with such Independent Directors casting votes in person at a meeting called for such purpose. In approving the continuation of the Fund's Investment Management Agreement, the Board, including the Independent Directors, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by the Manager or its affiliates in connection with providing services to the Fund, compared the fees charged by the Manager to those paid by similar funds or clients for comparable services, and analyzed the expenses incurred by the Manager with respect to the Fund. The Board also considered the Fund's performance relative to a selected peer group and to other benchmarks, the expense ratio of the Fund in comparison to other funds of comparable size, and other factors. Specifically, the Board noted information received at regular meetings throughout the year related to Fund performance and manager services, and benefits potentially accruing to the Manager and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the Investment Manager, as well as research services received by the Manager from broker-dealers who execute transactions on behalf of the Fund. After requesting and reviewing such information as they deemed necessary, the Board concluded that the continuation of the Investment Management Agreement was in the best interests of the Fund and its shareholders. The Independent Directors were advised by separate independent legal counsel throughout the process. The Fund or the Manager may terminate the Investment Management Agreement on sixty days' written notice without penalty. The Investment Management Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).


Code of Ethics


   Pursuant to Rule 17j-1 of the 1940 Act, the Company, the investment adviser and principal underwriters have adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.


   Copies of the codes of ethics of the Company, its investment advisers and principal underwriters are on file with the SEC.



Proxy Voting Guidelines and Procedures



   Although individual Board members may not agree with particular policies or votes by the Fund's Manager, the Board of Directors has approved delegating proxy voting discretion to the Manager believing that the Manager should be responsible for voting because it is a matter relating to the investment decision-making process.



   Attached as Appendix A are summaries of the guidelines that the Fund uses to determine how to vote proxies relating to portfolio securities, including the procedures that the Fund uses when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Manager or any affiliated person of the Fund or the Manager on the other. These summaries of the guidelines give a general indication as to how the Manager will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the Manager always endeavors to vote proxies relating to portfolio securities in accordance with the Fund's investment objectives.


Counsel and Auditors


   Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, serves as counsel to the Company. The Directors who are not "interested persons" of the Company have selected Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, to serve as their legal counsel.



   KPMG LLP, independent auditors, 757 Third Avenue, New York, New York 10017, serves as auditors of the Fund and has been selected to render an opinion on the Fund's financial statements for the fiscal year ending April 30, 2004.


Custodian and Transfer Agent


   State Street Bank and Trust Company (the "custodian"), located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the Fund. Under its agreement with the Company on behalf of the Fund, the custodian holds the Fund's portfolio securities and keeps all necessary accounts and records. For its services, the custodian receives a monthly fee based upon the month-end market value of securities held in custody and also receives securities transaction charges. The assets of the Fund are held under bank custodianship in compliance with the 1940 Act.



   Citicorp Trust Bank, fsb (the "transfer agent") located at 125 Broad Street, New York, New York 10004, serves as the transfer agent and shareholder services agent of the Fund.



   PFPC Global Fund Services ("sub-transfer agent"), whose address is P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as a sub-transfer agent to the Fund to render certain shareholder record-keeping and accounting services.

   The Fund has also engaged the services of Primerica Shareholder Services, whose address is P.O. Box 9662, Providence, Rhode Island 02940-9662, as a "sub-transfer" agent for PFSI Accounts. This sub-transfer agent is located at 3120 Breckinridge Boulevard, Duluth, Georgia 30099-0200.


Distributors


   CGM, located at 388 Greenwich Street, New York, New York 10013, and PFS Distributors, Inc. ("PFS Distributors"), located at 3120 Breckinridge
Boulevard, Duluth, Georgia 30099-0001 serve as the Fund's distributors pursuant to separate written agreements dated June 5, 2000 (the "Distribution Agreements") which were most recently approved by the Fund's Board of Directors, including a majority of the Independent Directors, on July 24, 2003. These Distribution Agreements replaced a Distribution Agreement with CFBDS, Inc.



   CGM and PFS Distributors may be deemed to be underwriters for purposes of the Securities Act of 1933. From time to time, CGM or PFS Distributors or their affiliates may also pay for certain non-cash sales incentives provided to PFSI Registered Representatives. Such incentives do not have any effect on the net amount invested. In addition to the reallowances from the applicable public offering price described below, PFS Distributors may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation, to PFSI Registered Representatives that sell shares of the Fund.


Initial Sales Charges


   The aggregate dollar amount of commissions on Class A and Class L shares received by CGM and its affiliates were as follows:



  Class A Shares (paid to CGM)


   For the fiscal year ended April 30:

            2003......................................... $   68,000
            2002......................................... $  202,000
            2001......................................... $4,151,000




  Class A Shares (paid to PFS and/or PFSI)


             2003......................................... $38,742
             2002......................................... $63,773
             2001......................................... $46,575



  Class L Shares (paid to CGM)


   For the fiscal year ended April 30:

            2003......................................... $   47,000
            2002......................................... $  203,000
            2001......................................... $2,675,000





Deferred Sales Charges



  Class A Shares (paid to CGM)


   For the fiscal year ended April 30:

             2003......................................... $     0
             2002......................................... $18,000
             2001......................................... $45,000

  Class B Shares (paid to CGM)


   For the fiscal year ended April 30:

             2003......................................... $223,000
             2002......................................... $323,000
             2001......................................... $598,000


  Class B Shares (paid to PFS and/or PFSI)

   For the fiscal year ended April 30:

              2003......................................... $6,280
              2002......................................... $8,943
              2001......................................... $  959



  Class L Shares (paid to CGM)


   For the fiscal year ended April 30:

             2003......................................... $  8,000
             2002......................................... $ 72,000
             2001......................................... $170,000



   When payment is made by the investor before the settlement date, unless otherwise noted by the investor, the funds will be held as a free credit balance in the investor's brokerage account and CGM may benefit from the temporary use of the funds. The Company's Board of Directors has been advised of the benefits to CGM resulting from these settlement procedures and will take such benefits into consideration when reviewing the Investment Management and Distribution Agreements for continuance.


Distribution Arrangements


   To compensate CGM or PFS Distributors for the services they provide and for the expense they bear under the Distribution Agreement, the Fund has adopted a services and distribution plan (the "Plan") pursuant to Rule l2b-1 under the 1940 Act. The only Classes of shares being offered for sale through PFS Distributors are Class A shares and Class B shares. Under the Plan, CGM is paid a fee with respect to shares of each portfolio sold through CGM, and PFS Distributors is paid a fee with respect to shares of each portfolio sold through PFS Distributors. Under the Plan, the Fund pays CGM or PFS Distributors (who pays its Registered Representative), as the case may be, a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.25% of the value of the Fund's average daily net assets attributable to the Class A, Class B and Class L shares. In addition, the Fund pays CGM a fee with respect to the Class B and Class L shares (and pays PFS Distributors with respect to Class A and B shares) to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; payment to and expenses of Smith Barney Financial Consultants, PFS Distributors Registered Representatives, and other persons who provide support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of CGM and PFS Distributors associated with the sale of fund shares, including lease, utility, communications and sales promotion expenses. The Class B and Class L distribution fee is calculated at the annual rate of 0.75% of the value of the Fund's average daily net assets attributable to the shares of the respective Class.



   The following service and distribution fees were incurred by the Fund pursuant to a Plan during the years indicated:



                                    Fiscal Year   Fiscal Year   Fiscal Year
                                   Ended 4/30/01 Ended 4/30/02 Ended 4/30/03
                                   ------------- ------------- -------------
    Class A.......................  $  101,713    $  104,138    $   68,865
    Class B.......................  $  676,506    $  708,203    $  444,363
    Class L.......................  $4,023,253    $3,586,740    $2,083,891

   PFS Distributors and CGM each will pay for the printing, at printer's overrun cost, of prospectuses and periodic reports after they have been prepared, set in type and mailed to shareholders, and will also pay the cost of distributing such copies used in connection with the offering to prospective investors and will also pay for supplementary sales literature and other promotional costs. Such expenses incurred by CGM are distribution expenses within the meaning of the Plan and may be paid from amounts received by CGM from the Fund under the Plan.



   For the fiscal year ended April 30, 2003, CGM incurred distribution expenses totaling $1,889,796, consisting of:



Smith Barney
 Financial
Consultants           Branch                   Advertising           Printing and Mailing             Interest
Compensation         Expenses                    Expense                   Expenses                    Expense
------------ -------------------------  -------------------------  -------------------------  -------------------------
 $1,235,700          $598,095                    $56,174                    $2,168                    $(2,341)







   Under its terms, the Plan continues from year to year, provided such continuance is approved annually by vote of the Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Plan. The Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the Plan also must be approved by the Directors, including all of the Independent Directors, in the manner described above. The Plan may be terminated with respect to a Class at any time, without penalty, by vote of a majority of the Independent Directors or, with respect to the Fund, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). Pursuant to the Plan, CGM and PFS Distributors will provide the Board of Directors with periodic reports of amounts expended under the Plan and the purposes for which such expenditures were made.


Portfolio Transactions


   The Manager arranges for the purchase and sale of the Fund's securities and selects brokers and dealers (including CGM) which, in its best judgment, provide prompt and reliable execution at favorable prices and reasonable commission rates. The Manager may select brokers and dealers that provide it with research services and may cause the Fund to pay such brokers and dealers commissions which exceed those other brokers and dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and/or research services. In selecting a broker, including CGM, for a transaction, the primary consideration is prompt and effective execution of orders at the most favorable prices. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis.


   Decisions to buy and sell securities for the Fund are made by the Manager, subject to the overall supervision and review of the Company's Board of Directors. Portfolio securities transactions for the Fund are effected by or under the supervision of the Manager.

   Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

   In executing portfolio transactions and selecting brokers or dealers, it is the Fund's policy to seek the best overall terms available. The Manager, in seeking the most favorable price and execution, considers all factors it deems relevant, including, for example, the price, the size of the transaction, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. The Manager receives research, statistical and quotation services from several broker-dealers with which it places the Fund's portfolio transactions. It is possible that certain of the services received primarily will benefit one or more other accounts for which the Manager exercises investment discretion. Conversely, the Fund may be the primary beneficiary of services received as a result of portfolio transactions effected for other accounts. The Manager's fee under the Investment Management Agreement is not reduced by reason of its receiving such brokerage and research services. The Company's Board of Directors, in its discretion, may authorize the Manager to cause the Fund to pay a broker that provides brokerage and research services to the Manager a commission in excess of that which another qualified broker would have charged for effecting the same transaction. CGM will not participate in commissions from brokerage given by the Fund to other brokers or dealers and will not receive any reciprocal brokerage business resulting therefrom. For the fiscal year ended April 30, 2003, the Fund directed brokerage transactions totaling $44,915,709 because of research provided. For the fiscal year ended April 30, 2003, the amount of brokerage commissions paid on such transactions totaled $73,342.


   The Fund has paid the following in brokerage commissions for portfolio transactions:





                                                                 % of Total
                                                                Dollar Amount
                                                 % of Total    of Transactions
                                                  Brokerage       Involving
                      Total      Commissions     Commissions     Commissions
 Fiscal Year Ended  Brokerage  Paid to CGM and Paid to CGM and Paid to CGM and
     April 30:     Commissions   Affiliates      Affiliates      Affiliates
 ----------------- ----------- --------------- --------------- ---------------
       2001         $809,824       $64,513          7.97%           6.72%
       2002         $398,141       $ 8,915          2.24%           2.20%
       2003         $636,343       $21,933          3.45%           2.68%



   In accordance with Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the Company's Board of Directors has determined that any portfolio transaction for the Fund may be executed through CGM or an affiliate of CGM if, in the Manager's judgment, the use of CGM or an affiliate is likely to result in price and execution at least as favorable as those of other qualified brokers and if, in the transaction, CGM or the affiliate charges the Fund a commission rate consistent with those charged by CGM or an affiliate to comparable unaffiliated customers in similar transactions. In addition, under SEC rules, CGM may directly execute such transactions for the Fund on the floor of any national securities exchange, provided: (a) the Board of Directors has expressly authorized CGM to effect such transactions; and (b) CGM annually advises the Fund of the aggregate compensation it earned on such transactions.


   Even though investment decisions for the Fund are made independently from those of the other accounts managed by the Manager, investments of the kind made by the Fund also may be made by those other accounts. When the Fund and one or more accounts managed by the Manager are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Manager to be equitable. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained for or disposed of by the Fund.


   The Fund will not purchase securities during the existence of any underwriting or selling group relating to the securities of which the Manager is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of this limitation in comparison with other funds that have similar investment objectives but that are not subject to a similar limitation. The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Fund may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit the Fund from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings.

Portfolio Turnover


   The Fund's portfolio turnover rate (the lesser of purchases or sales of portfolio securities during the year, excluding purchases or sales of short-term securities, divided by the monthly average value of portfolio securities) is generally not expected to exceed 100%. The rate of turnover will not be a limiting factor, however, when the Fund deems it desirable to sell or purchase securities. The Manager will rebalance the allocation of the Large Cap Growth, Mid Cap Growth and Small Cap Growth segments in the Fund's portfolio at any time in which the percentage of the Fund's portfolio invested in any of the Large Cap, Mid Cap or Small Cap Growth segments securities diverges by at least 10% from the target allocation for a period of more than 10 days. As a result, when securities in a segment of the Fund's portfolio have underperformed the securities in the other segments of the portfolio, the Manager will rebalance the portfolio to increase the Fund's assets allocated to the segment that underperformed, and decrease the assets allocated to the segment that outperformed, the other segment. The Manager will also monitor the Fund's portfolio to ensure that no more than 25% of the Fund's assets are concentrated in the securities of companies in the same industry and that the Fund complies with its other investment policies. The Manager may cause the Fund to sell or purchase securities to ensure compliance with the Fund's investment policies. For the April 30, 2002 and 2003 fiscal years, the Fund's portfolio turnover rates were 35% and 47%, respectively.


                              PURCHASE OF SHARES

General


   Investors may purchase shares from a Smith Barney Financial Consultant, or Service Agent. In addition, certain investors, including qualified retirement plans purchasing through certain Service Agents, may purchase shares directly from the Fund. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class L or Class Y shares. CGM and Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at a sub-transfer agent are not subject to a maintenance fee.



   Investors in Class A, Class B and Class L shares may open an account in the Fund by making an initial investment of at least $1,000 for each account, or $250 for an IRA or a Self-Employed Retirement Plan, in the Fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(c) of the Code, the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes in the Fund is $25. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including CGM, unitholders who invest distributions from a Unit Investment Trust ("UIT") sponsored by CGM, and Directors/Trustees of any of the Smith Barney Mutual Funds, and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the applicable sub-transfer agent. Share certificates are issued for CGM accounts only upon a shareholder's written request to the applicable sub-transfer agent.



   Purchase orders received by the Fund or a Smith Barney Financial Consultant prior to the close of regular trading on the New York Stock Exchange ("NYSE"), on any day the Fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). For shares purchased through a Service Agent purchasing through CGM, payment for shares of the Fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.



   Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, CGM or a sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least

$50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by CGM or a sub-transfer agent. The Systematic Investment Plan also authorizes CGM to apply cash held in the shareholder's Smith Barney brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the Fund or a Service Agent.


Sales Charge Alternatives

   The following Classes of shares are available for purchase. See the Prospectus for a discussion of factors to consider in selecting which Class of shares to purchase.

   Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:


                                Sales Charge  Sales Charge as a   Broker/Dealer
                                   As a %        % of Amount    Compensation as %
                               of Transaction     Invested      Of Offering Price
                               -------------- ----------------- -----------------
Amount of Investment
Less than $25,000.............      5.00%           5.26%             4.50%
25,000 - 49,999...............      4.25            4.44              3.83
50,000 - 99,999...............      3.75            3.90              3.38
100,000 - 249,999.............      3.25            3.36              2.93
250,000 - 499,999.............      2.75            2.83              2.48
500,000 - 999,000.............      2.00            2.04              1.80
1,000,000 or more.............       -0-*            -0-*              -0-*

--------

* Purchases of Class A shares of $1,000,000 or more will be made at net asset value without any initial sales charge, but will be subject to a Deferred Sales Charge of 1.00% on redemptions made within 12 months of purchase. The Deferred Sales Charge on Class A shares is payable to CGM, which compensates Service Agents whose clients make purchases of $1,000,000 or more. The Deferred Sales Charge is waived in the same circumstances in which the Deferred Sales Charge applicable to Class B and Class L shares is waived. See "Deferred Sales Charge Provisions" and "Waivers of Deferred Sales Charge."



   Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Fund as defined in the 1933 Act. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the Fund made at one time by any "person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.


   Class B Shares. Class B shares are sold without an initial sales charge but are subject to a Deferred Sales Charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.


   Class L Shares. Class L shares are sold with an initial sales charge of 1.00% (which is equal to 1.01% of the amount invested) and are subject to a Deferred Sales Charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below. Until June 22, 2004, purchases of Class L shares by investors who were holders of Class C shares of other Smith Barney Mutual Funds on June 12, 1998 will not be subject to the 1.00% initial sales charge.





   Class Y Shares. Class Y shares are sold without an initial sales charge or Deferred Sales Charge and are available only to investors investing a minimum of $15,000,000 (except there is no minimum purchase amount for purchases by Smith Barney Allocation Series Inc.; qualified and non-qualified retirement plans with $75,000,000 in plan assets for which CitiStreet LLC acts as the plan's recordkeeper; or 401(k) plans of Citigroup and its affiliates).

Sales Charge Waivers and Reductions


   Initial Sales Charge Waivers. Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board Members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney Mutual Funds (including retired Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the NASD Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the Fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with Smith Barney), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the Fund (or Class A shares of another Smith Barney Mutual Fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the Fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by a separate account used to fund certain unregistered variable annuity contracts; (h) investments of distributions from, or proceeds from a sale of, a UIT sponsored by CGM; (i) purchases by investors participating in a CGM fee-based arrangement; (j) purchases of Class A shares by Section 403(b) or
Section 401(a) or (k) accounts associated with Citistreet Retirement Programs;
(k) purchases by separate accounts used to fund certain Section 403(b) or 401(a) or (k) accounts; (l) purchases by Intergraph Corporate Stock Bonus Plan participants reinvesting distribution proceeds from the sale of the Smith Barney Appreciation Fund; and (m) purchases by executive deferred compensation plans participating in the CGM ExecChoice program. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.



   Right of Accumulation. Class A shares of the Fund may be purchased by any "purchaser" (as defined below under "Volume Discounts") at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the Fund and of other Smith Barney Mutual Funds that are offered with a sales charge then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.



   Letter of Intent--Class A Shares. A Letter of Intent for an amount of $25,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of the Fund and other Smith Barney Mutual Funds offered with a sales charge acquired during the term of the letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the option of the investor, up to 90 days before such date. Please contact a Smith Barney Financial Consultant or the transfer agent to obtain a Letter of Intent application.

   Letter of Intent--Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares by Smith Barney Allocation Series Inc., for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the Fund and agree to purchase a total of $15,000,000 of Class Y shares of the Fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees
(including a service fee of 0.25%) and expenses applicable to the Fund's Class
A shares, which may include a Deferred Sales Charge of 1.00%. Please contact a Smith Barney Financial Consultant or the transfer agent for further information.


Deferred Sales Charge Provisions

   "Deferred Sales Charges Shares" are applicable to: (a) Class B shares; (b) Class L shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a Deferred Sales Charge. A Deferred Sales Charge may be imposed on certain redemptions of these shares.

   Any applicable Deferred Sales Charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge shares that are redeemed will not be subject to a Deferred Sales Charge to the extent that the value of such shares represents: (a) capital appreciation of Fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or
(d) with respect to Class L shares and Class A shares that are Deferred Sales Charge shares, shares redeemed more than 12 months after their purchase.


   Class L shares and Class A shares that are Deferred Sales Charge shares are subject to a 1.00% Deferred Sales Charge if redeemed within 12 months of purchase. In circumstances in which the Deferred Sales Charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.


                       Year Since Purchase    Deferred
                       Payment Was Made     Sales Charge
                       ----------------     ------------
                       First...............     5.00%
                       Second..............     4.00
                       Third...............     3.00
                       Fourth..............     2.00
                       Fifth...............     1.00
                       Sixth and thereafter     0.00


   Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.


   In determining the applicability of any Deferred Sales Charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that Deferred Sales Charge shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and Fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the Deferred Sales Charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any Deferred Sales Charge will be paid to CGM.


   To provide an example, assume an investor purchased 100 Class B shares of the Fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the Fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The Deferred Sales Charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total Deferred Sales Charge of $9.60.

Waivers of Deferred Sales Charge

   The Deferred Sales Charge will be waived on: (a) exchanges (see "Exchange Privilege"); (b) redemptions of shares within 12 months following the death or disability of the shareholder; (c) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 591/2; (d) involuntary redemptions; and (e) redemptions of shares to effect a combination of the Fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any Deferred Sales Charge imposed on the prior redemption.


   Deferred Sales Charge waivers will be granted subject to confirmation (by Smith Barney in the case of shareholders who are also Smith Barney clients or by the transfer agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.





   Smith Barney Funds Retirement Program. The Fund offers Class A and Class L shares, at net asset value, to participating plans for which Paychex, Inc. acts as the plan's recordkeeper. Participating plans can meet minimum investment and exchange amounts, if any, by combining the plan's investments in any of the Smith Barney Mutual Funds.



   There are no sales charges when you buy or sell shares and the class of shares you may purchase depends on the amount of your initial investment and/or the date your account is opened. Once a class of shares is chosen, all additional purchases must be of the same class.



   The class of shares you may purchase depends on the amount of your initial investment:



      Class A Shares. Class A shares may be purchased by plans investing at least $3 million.



      Class L Shares. Class L shares may be purchased by plans investing less than $3 million. Class L shares are eligible to exchange into Class A shares not later than eight years after the plan joined the program. They are eligible for exchange in the following circumstances:



   If, at the end of the fifth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program, a participating plan's total Class L holdings in all non-money market Smith Barney Mutual Funds equal at least $3,000,000, the participating plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the Fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan's holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.



   Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class L shares for Class A shares of the same fund regardless of asset size at the end of the eighth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class L shares, but instead may acquire Class A shares of the same fund. Any Class L shares not converted will continue to be subject to the distribution fee.



   For further information regarding this Program, contact your Service Agent or the transfer agent. Participating plans that enrolled in the Smith Barney Funds Retirement Program prior to June 2, 2003 should contact the transfer agent for information regarding the Class B or Class L exchange privileges applicable to their plan.






Volume Discounts


   The schedule of sales charges on Class A shares described in the Prospectus applies to purchases made by any "purchaser," which is defined to include the following: (a) an individual; (b) an individual's spouse and his or her children purchasing shares for their own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; and (d) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended) purchasing shares of the Fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Class A shares should contact a Salomon Smith Barney Financial Consultant or a Service Agent.



CGM Accounts



   Purchases of shares of the Funds must be made through a brokerage account maintained with Smith Barney, an introducing broker or an investment dealer in the selling group. In addition, certain investors, including qualified retirement plans and certain other institutional investors, may purchase shares directly from the Fund through the transfer agent. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class L, or Class Y shares. Smith Barney and other broker/dealers may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the sub-transfer agent are not subject to a maintenance fee.



PFSI Accounts


   The Fund offers two Classes of shares to investors purchasing through PFSI:
Class A shares and Class B shares.


   Initial purchase of shares of the Fund must be made through a PFSI Registered Representative by completing the appropriate application. The completed application should be forwarded to Primerica Shareholder Services, P.O. Box 9662, Providence, Rhode Island 02940-9662. Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check. Subsequent investments must be sent directly to Primerica Shareholder Services. In processing applications and investments, Primerica Shareholder Services acts as agent for the investor and for PFSI and also as agent for the distributor, in accordance with the terms of the Prospectus. If the transfer agent ceases to act as such, a successor company named by the Fund will act in the same capacity so long as the account remains open.

   Shares purchased will be held in the shareholder's account by Primerica Shareholder Services. A shareholder that has insufficient funds to complete any purchase may be charged a fee of up to $30 per returned purchase check by Primerica Shareholder Services.


   Investors in Class A and Class B shares may open an account by making an initial investment of at least $1,000 for each account in each Class (except for Systematic Investment Plan accounts). Subsequent investments of at least $50 may be made for each Class. For the Fund's Systematic Investment Plan, the minimum initial investment requirement for Class A and Class B shares and the subsequent investment requirement for each Class is $25. There are no minimum investment requirements in Class A shares for employees of Citigroup and its subsidiaries, including CGM, Directors or Trustees of any of the Smith Barney Mutual Funds, and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Purchase orders received by the transfer agent or a sub-transfer agent prior to the close of regular trading on the NYSE, on any day the Fund calculates its net asset value, are priced according to the net asset value determined on that day.


   Initial purchases of Fund shares may be made by wire. The minimum investment that can be made by wire is $10,000. Before sending the wire, the PFSI Registered Representative must contact the Primerica Shareholder Services at
(800) 665-8677 to obtain proper wire instructions. Once an account is open, a shareholder may make additional investments by wire. The shareholder should contact Primerica Shareholder Services at (800) 544-5445 to obtain proper wire instructions.


   Shareholders who establish telephone transaction authority on their account and supply bank account information may make additions to their accounts at any time. Shareholders should contact Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. Eastern time any day that the NYSE is open. If a shareholder does not wish to allow telephone subsequent investments by any person in his account, he should decline the telephone transaction option on the account application. The minimum telephone subsequent investment is $50 and can be up to a maximum of $50,000. By requesting a subsequent purchase by telephone, you authorize Primerica Shareholder Services to transfer funds from the bank account provided for the amount of the purchase. Subsequent investments by telephone may not be available if the shareholder cannot reach Primerica Shareholder Services whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's regular subsequent investment procedure described above.


   Redemption proceeds can be sent by check to the address of record, by wire transfer to a bank account designated on the application or to a bank account designated on the application via the Automated Clearinghouse (ACH). Primerica Shareholder Services will process and mail a shareholder's redemption check usually within two to three business days after receiving the redemption request in good order. The shareholder may request the proceeds to be mailed by two-day air express for an $8 fee that will be deducted from the shareholder's account or by one-day air express for a $15 fee that will be deducted from the shareholder's account.

   An Account Transcript is available at a shareholder's request, which identifies every financial transaction in an account since it has opened. To defray administrative expenses involved with providing multiple years worth of information, a fee may be assessed for each Account Transcript requested. Additional copies of tax forms are available at the shareholder's request. A fee for each tax form may be assessed.

   Additional information regarding Primerica Shareholder Services may be obtained by contacting the Customer Services Department at (800) 544-5445.

Determination of Public Offering Price

   The Fund offers its shares to current shareholders of the Fund on a continuous basis. The public offering price for a Class A, Class B and Class Y share of the Fund is equal to the net asset value per share at the time of purchase, plus for Class A shares an initial sales charge based on the aggregate amount of the investment. The public offering price for Class A share purchases, including applicable rights of accumulation, equaling or exceeding $1 million is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. The public offering price for a Class L share includes a 1.00% initial sales charge. A Deferred Sales Charge is imposed on certain redemptions of Class B shares, and on Class L shares and Class A shares (purchased in amounts exceeding $1 million) redeemed within one year of purchase.


                             REDEMPTION OF SHARES

   The right of redemption of shares of the Fund may be suspended or the date of payment postponed (a) for any periods during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable or (c) for any other periods as the SEC by order may permit for the protection of the Fund's shareholders.

   If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the applicable sub-transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period or the redemption proceeds are to be sent to an address other than the address of record. Unless otherwise directed, redemption proceeds will be mailed to an investor's address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.


   If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the transfer agent receives further instructions from CGM, or if the shareholder's account is not with CGM, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and CGM will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days.


Distributions in Kind

   If the Board of Directors of the Fund determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, the Fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the Fund's net assets by a distribution in kind of portfolio securities in lieu of cash. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under "Share price" in the Prospectus. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

CGM Accounts



   Shares held by CGM as custodian must be redeemed by submitting a written request to a Smith Barney Financial Consultant. Shares other than those held by CGM as custodian may be redeemed through an investor's Service Agent or by submitting a written request for redemption to:


      Smith Barney Investment Funds Inc.
      --Smith Barney Premier Selections All Cap Growth Fund
      Class A, B, L or Y (please specify)
      c/o PFPC Global Fund Services
      P.O. Box 9699
      Providence, RI 02940-9699

   A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution, such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor's address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, directors or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form. Redemption proceeds will be mailed to a shareholder's address of record.


   Telephone Redemption and Exchange Program. Shareholders who do not have a brokerage account may be eligible to redeem and exchange shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact the transfer agent at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee, that will be provided by the applicable sub-transfer agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his/her initial investment in the Fund.)


   Redemptions. Redemption requests of up to $50,000 of any class or classes of shares of the Fund may be made by eligible shareholders by calling the transfer agent at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. Eastern time on any day the NYSE is open. Redemptions of shares for which certificates have been issued are not permitted under this program.

   A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The Fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

   Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the shares of the Fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. Eastern time on any day on which the NYSE is open.

   Additional Information Regarding Telephone Redemption and Exchange
Program. Neither the Fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The Fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.


PFSI Accounts



   Shareholders may redeem for cash some or all of their shares of the Fund at any time by sending a written request in proper form directly to the applicable sub-transfer agent, Primerica Shareholder Services, at P.O. Box 9662, Providence, Rhode Island, 02940-9662. If you should have any questions concerning how to redeem your account after reviewing the information below, please contact Primerica Shareholder Services at (800) 544-5445, Spanish-speaking representatives (800) 544-7278 or TDD Line for the Hearing Impaired (800) 824-1721.



   The request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, if the proceeds are not paid to the record owner(s) at the record address, if the shareholder(s) has had an address change within 30 days or less of the shareholder's redemption request, or if the shareholder(s) is a corporation, sole proprietor, partnership, trust or fiduciary, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.



   Generally, a properly completed Redemption Form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, in the case of shareholders holding certificates, the certificates for the shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is also required by Primerica Shareholder Services in the event a redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. Additionally, if a shareholder requests a redemption from a Retirement Plan account (IRA or SEP), such request must state whether or not federal income tax is to be withheld from the proceeds of the redemption check. Redemption from a 403(b)(7) account requires completion of a special form. Please call Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. Eastern time to obtain the proper forms.


   A shareholder may utilize Primerica Shareholder Services Telephone Redemption service to redeem his or her account as long as they have authorized the telephone redemption option. If a shareholder does not wish to allow telephone redemptions by any person in his account, he should decline the telephone transaction option on the account application. The telephone redemption option can be used only if: (a) the redemption proceeds are to be mailed to the address of record and there has been no change of address of record within the preceding 30 days; (b) the shares to be redeemed are not in certificate form; (c); the person requesting the redemption can provide proper identification information; and (d) the proceeds of the redemption do not exceed $50,000. 403(b)(7) accounts and accounts not registered in the name of individual(s) are not eligible for the telephone redemption option. Telephone redemption requests can be made by contacting Primerica Shareholder Services at
(800) 544-5445 between 8:00 a.m. and 8:00 p.m. Eastern time any day that the NYSE is open. Telephone redemption may not be available if the shareholder cannot reach Primerica Shareholder Services whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's regular redemption procedure described above.

   Redemption proceeds can be sent by check to the shareholder's address of record, by wire transfer to a bank account designated on the application or to a bank account designated on the application via the Automated Clearinghouse
(ACH). Primerica Shareholder Services will process and mail a shareholder's redemption check usually within two to three business days after receiving the redemption request in good order. The shareholder may request the proceeds to be mailed by two-day air express for an $8 fee that will be deducted from the shareholder's account or by one-day air express for a $15 fee that will be deducted from the shareholder's account.

Automatic Cash Withdrawal Plan


   An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares with a value of at least $10,000 and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment. Any applicable Deferred Sales Charge will be waived on amounts withdrawn by shareholders that do not exceed 1.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences. (With respect to Withdrawal Plans in effect prior to November 7, 1994, any applicable Deferred Sales Charge will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of the shareholder's shares that are subject to a Deferred Sales Charge). To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the Fund, there will be a reduction in the value of the shareholder's investment, and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the Fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the Fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the Fund.



   Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the applicable sub-transfer agent as agent for Withdrawal Plan members. For additional information, shareholders should contact a Smith Barney Financial Consultant or the applicable sub-transfer agent. A shareholder who purchases shares directly through the applicable sub-transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the applicable sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal.




                              EXCHANGE PRIVILEGE

   Except as noted below and in the Prospectus, shareholders of any of the Smith Barney Mutual Funds may exchange all or part of their shares for shares of the same class of other Smith Barney Mutual Funds, to the extent such shares are offered for sale in the shareholder's state of residence, on the basis of relative net asset value per share at the time of exchange. Exchanges of Class A, Class B and Class L shares are subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made. The Deferred Sales Charge (if any) will continue to be measured from the date of a shareholder's original purchase of shares subject to a deferred sales charge. If the fund exchanged into has a higher deferred sales charge, the shareholder will be subject to that charge. If a shareholder exchanges at any time into a fund with a lower charge, the sales charge will not be reduced. Please note specific exchange requirements as follows:

      A. Class A and Class Y shares of the Fund may be exchanged without a sales charge for the respective shares of any of the Smith Barney Mutual Funds.

      B. Class B shares of the Fund may be exchanged without a sales charge. Class B shares of the Fund exchanged for Class B shares of another Smith Barney Mutual Fund will be subject to the higher applicable Deferred Sales Charge of the two funds and, for purposes of calculating Deferred Sales Charge rates and conversion periods, will be deemed to have been held since the date the shares being exchanged were deemed to be purchased.

      C. Class L shares of the Fund may be exchanged without a sales charge. For purposes of Deferred Sales Charge applicability, Class L shares of the Fund exchanged for Class L shares of another Smith Barney Mutual Fund will be deemed to have been owned since the date the shares being exchanged were deemed to be purchased.


   The exchange privilege enables shareholders to acquire shares of the same Class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Smith Barney Financial Consultant or a Service Agent.



   Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. CGM and PFSI reserve the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders. As stated in the prospectus the exchange privilege is limited for shares distributed through PFSI.


   Additional Information Regarding Exchanges. The Fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund and its shareholders. Accordingly, if the Fund's management in its sole discretion determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of Fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney Mutual Fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The Fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund's policy on excessive trading applies to investors who invest in the Fund directly or through Service Agents, but does not apply to any systematic investment plans described in the Prospectus.


   During times of drastic economic or market conditions, the Fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase's being delayed.



                              VALUATION OF SHARES



   The net asset value per share of the Fund's Classes is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class may differ. The following is a description of the procedures used by the Fund in valuing its assets.



   Generally, the Fund's investments are valued at market value, or, in the absence of a market value with respect to any securities, at fair value. Securities listed on an exchange are valued on the basis of the last sale prior to the time the valuation is made. If there has been no sale since the immediately previous valuation, then the current bid price is used. Portfolio securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Quotations are taken from the exchange where the security is primarily traded. Portfolio securities which are primarily traded on foreign exchanges may be valued with the assistance of a pricing service and are generally valued at the preceding closing values of such securities on their respective exchange, except that when an occurrence subsequent to the time a foreign security is valued is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Directors. Over-the-counter securities are valued on the basis of the bid price at the close of business on each day. Unlisted foreign securities are valued at the mean between the last available bid and offer price prior to the time of valuation. Any assets or liabilities initially expressed in terms of foreign currencies will be converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. If such quotations are not available, the rate of exchange will be determined in good faith by or under the direction of the Board of Directors. Securities for which market quotations are not readily available are valued at fair value.



   A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. In carrying out the Board of Directors' valuation policies, SBFM, as administrator, may consult with an independent pricing service.



   Debt securities of U.S. issuers (other than U.S. government securities and short-term investments) are valued by SBFM, as administrator, after consultation with a pricing service approved by the Board of Directors. When, in the judgment of the pricing service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices and asked prices. Investments for which, in the judgment of the pricing service, there are not readily obtainable market quotations, are carried at fair value as determined by or under the direction of the pricing service. The procedures of the pricing service are reviewed periodically by the officers of the Company under the general supervision and responsibility of the Board of Directors.


                               PERFORMANCE DATA


   From time to time, the Company may advertise the Fund's total return and average annual total return in advertisements and/or other types of sales literature. These figures are computed separately for Class A, Class B, Class L and Class Y shares of the Fund. These figures are based on historical earnings and are not intended to indicate future performance. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gain distributions on the reinvestment dates at prices calculated as stated in this prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return as prescribed by the SEC is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The Company may also include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper, Inc. and other financial publications.


   From time to time, the Company may quote the Fund's total return in advertisements or in reports and other communications to shareholders. The Company may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may be included in the following industry and financial publications: Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes,

Fortune, Institutional Investor, Investor's Business Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal. To the extent any advertisement or sales literature of the Fund describes the expenses or performance of any Class it will also disclose such information for the other Classes.




Average Annual Total Return (Before Taxes)



   "Average annual total return," as described below, is computed according to a formula prescribed by the SEC. The formula can be expressed as follows:



                             P (1 + T)n = ERV



Where: P   =   a hypothetical initial payment of $1,000.
       T   =   average annual total return.
       n   =   number of years.
       ERV =   Ending Redeemable Value of a hypothetical
               $1,000 investment made at the beginning of a
               1-, 5-, or 10-year period at the end of a 1-, 5-, or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.



   The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.



                              Average Annual Total Return for the Fiscal Year
                                     Ended April 30, 2003
                              ---------------------------------------------
                                                                  Since
              Class of Shares  1-Year     5-Year    10-Year    Inception/1/
              --------------- ------      ------    -------    -----------
                Class A/2/... (23.95)%     N/A        N/A        (20.26)%
                Class B/3/... (24.54)%     N/A        N/A        (20.30)%
                Class L/4/... (22.03)%     N/A        N/A        (19.69)%
                Class Y/5/...    N/A       N/A        N/A           N/A

--------

/1/ Class A, B and L shares commenced operations on June 30, 2000.


/2/ The average annual total return figure assumes that the maximum 5.00% sales charge has been deducted from the investment at the time of purchase. If the maximum sales charge had not been deducted, the average annual total return for Class A shares would have been (19.90)%, N/A, N/A and (18.80)% for the same periods.


/3/ The average annual total return figure assumes that the maximum applicable
    Deferred Sales Charge has been deducted from the investment at the time of redemption. If the maximum Deferred Sales Charge had not been deducted, the average annual total return for Class B shares would have been (20.57)%, N/A, N/A and (19.44)% for tbe same periods.


/4/ The average annual total return figure assumes that the maximum applicable initial and Deferred Sales Charges have been deducted from the investment at the time of redemption. If the maximum initial and Deferred Sales
    Charges had not been deducted, the average annual total return for Class L shares would have been (20.44)%, N/A, N/A and (19.39)% for the same periods.


/5/ Class Y shares do not incur sales charges or Deferred Sales Charges. There were no Class Y shares outstanding during the past fiscal year.

Aggregate Total Return (Before Taxes)



   "Aggregate total return" represents the cumulative change in the value of an investment in the Class for the specified period and is computed by the following formula:



                                 ERV-P

                                -----
                                   P


Where: P   =   a hypothetical initial payment of $10,000.
       ERV =   Ending Redeemable Value of a hypothetical
               $10,000 investment made at the beginning of a
               1-, 5-, or 10-year period at the end of a 1-, 5-, or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.



   The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.



                                         Aggregate Annual Total Return for the
                                          Fiscal Year Ended April 30, 2003
                                         ---------------------------------
                                                                     Since
Class of Shares                           1-Year   5-Year 10-Year Inception/1/
---------------                          ------    ------ ------- -----------
Class A/2/.............................. (23.95)%   N/A     N/A     (47.33)%
Class B/3/.............................. (24.54)%   N/A     N/A     (47.42)%
Class L/4/.............................. (22.03)%   N/A     N/A     (46.27)%
Class Y/5/..............................    N/A     N/A     N/A        N/A

--------

/1/ Class A, B and L shares commenced operations on June 30, 2000.


/2/ The aggregate total return figure assumes that the maximum 5.00% sales charge has been deducted from the investment at the time of purchase. If the maximum sales charge had not been deduced, the aggregate annual total return for Class A shares would have been (19.90)%, N/A, N/A and (44.56)% for the same periods.


/3/ The aggregate annual total return figure assumes that the maximum applicable Deferred Sales Charge has been deducted from the investment at the time of redemption. If the maximum Deferred Sales Charge had not been deducted, the average annual total return for Class B shares would have been (20.44)%, N/A, N/A and (45.70)% for the same periods.


/4/ The aggregate annual total return figure assumes that the maximum applicable initial and Deferred Sales Charges have been deducted from the investment at the time of redemption. If the maximum initial and Deferred Sales Charges had not been deducted, the aggregate annual total return for Class L shares would have been (20.44)%, N/A, N/A and (45.70)% for the same periods.


/5/ Class Y shares do not incur sales charges or Deferred Sales Charges. There were no Class Y shares outstanding during the past fiscal year.

After-Tax Return



   From time to time the Fund may include after-tax performance information in advertisements. To the extent the Fund includes such information, it will be computed according to the following formulas:



Average Annual Total Return (After Taxes on Distributions)



                               P (1 + T)n = ATVD



Where: P    =   a hypothetical initial payment of $1,000.
       T    =   average annual total return (after taxes on distributions).
       n    =   number of years.
       ATVD =   ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the
                1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.



                                   Average Annual Total Return
                                 (After Taxes on Distributions)
                                for the Fiscal Year Ended April 30, 2003
                                --------------------------------------
                                                                Since
               Class of Shares*  1-Year    5-Year   10-Year   Inception
               ---------------- ------     ------   -------   ---------
                   Class A..... (23.95)%    N/A       N/A      (20.26)%
                   Class B..... (24.54)%    N/A       N/A      (20.30)%
                   Class L..... (22.03)%    N/A       N/A      (19.69)%
                   Class Y.....   N/A       N/A       N/A        N/A

--------

* Class A, B and L shares commenced operations on June 30, 2000.



Average Annual Total Return (After Taxes on Distributions and Redemptions)



                              P (1 + T)n = ATVDR



 Where: P     =   a hypothetical initial payment of $1,000.
        T     =   average annual total return (after taxes on distributions and redemption).
        n     =   number of years.
        ATVDR =   ending value of a hypothetical $1,000 investment made at
                  the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions and redemption.



                                   Average Annual Total Return
                                (After Taxes on Distributions and Redemptions)
                                for Fiscal Year Ended April 30, 2003
                                --------------------------------------------
                                                                    Since
               Class of Shares*  1-Year      5-Year    10-Year    Inception
               ---------------- ------       ------    -------    ---------
                   Class A..... (14.70)%      N/A        N/A       (15.46)%
                   Class B..... (15.07)%      N/A        N/A       (15.50)%
                   Class L..... (13.53)%      N/A        N/A       (15.06)%
                   Class Y.....   N/A         N/A        N/A         N/A

--------

* Class A, B and L shares commenced operations on June 30, 2000.

                          DIVIDENDS AND DISTRIBUTIONS


Dividends and Distributions

   The Fund's policy is to distribute its net investment income and net realized capital gains, if any, annually. The Fund may also pay additional dividends shortly before December 31 from certain amounts of undistributed ordinary income and capital gains realized in order to avoid a federal excise tax liability.


   If a shareholder does not otherwise instruct, dividends and capital gains distributions will be reinvested automatically in additional shares of the same Class at net asset value, subject to no sales charge or Deferred Sales Charge. A shareholder may change the option at any time by notifying his Smith Barney Financial Consultant or Dealer Representative. A shareholder whose account is held directly at the sub-transfer agent should notify the sub-transfer agent in writing, requesting a change to this reinvestment option.


   The per share dividends on Class B and Class L shares of the Fund may be lower than the per share dividends on Class A and Class Y shares principally as a result of the distribution fee applicable with respect to Class B and Class L shares. The per share dividends on Class A shares of the Fund may be lower than the per share dividends on Class Y shares principally as a result of the service fee applicable to Class A shares. Distributions of capital gains, if any, will be in the same amount for Class A, Class B, Class L and Class Y shares.

                                     TAXES


   The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Fund by U.S. persons. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.


The Fund and Its Investments


   The Fund intends to qualify to be treated as a regulated investment company each taxable year under the Code. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.



   As a regulated investment company, the Fund will not be subject to U.S. federal income tax on its investment company taxable income (i.e., taxable income other than any excess of net realized long-term capital gains over net realized short-term capital losses ("net capital gains")) and its net capital gains, if any, that it distributes to its shareholders, provided that the Fund satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its investment company taxable income, plus or minus certain other adjustments as specified in the Code, and (ii) 90% of its net tax-exempt income for the taxable year is distributed in compliance with the Code's timing and other requirements but will be subject to tax at regular corporate rates on any taxable income or gains it does not distribute to its shareholders.


   The Code imposes a 4% nondeductible excise tax on the Fund to the extent it does not distribute by the end of any calendar year at least 98% of its net investment income for that year and 98% of the net amount of its capital gains (both long- term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.


   If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.



   The Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.



   The Fund's investment in so called "Section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All Section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in Section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

   Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The Fund will not be eligible to elect to treat any foreign taxes paid by it as paid by its shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own tax returns. Foreign taxes paid by the Fund will reduce the return from the Fund's investments.


   Passive Foreign Investment Companies. If the Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.


   If the Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.


   Alternatively, the Fund may also make a mark-to-market election that would result in the Fund being treated as if it had sold and repurchased all of its PFIC stock at the end of each year. In such case, the Fund would report gains as ordinary income and would deduct losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the Internal Revenue Service (the "IRS"). By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this "phantom" income and gain to satisfy its distribution requirement and to avoid imposition of the 4% excise tax.


   The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.


Taxation of U.S. Shareholders



   Dividends and Distributions. Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.



   The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income and any net capital gains. The Fund currently expects to distribute any such excess annually to its shareholders. However, if the Fund retains for investment an amount equal to all or a portion of its net capital gains, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed net capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such net capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.


   Distributions of net-long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of the fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income.



   Under a recently enacted law, however, special rules apply to regular dividends paid to individuals. Such a dividend, with respect to taxable years ending on or before December 31, 2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the Fund to an individual in a particular taxable year if 95% or more of the Fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the regular dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, "qualified dividend income" generally means income from dividends received by the Fund after December 31, 2002 from U.S. corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax exempt corporations. Also, dividends received by the Fund from a real estate investment trust or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such a real estate investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.



   We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.



   If an individual receives a dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than or equal to 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.


   Dividends and distributions paid by the Fund attributable to dividends on stock of U.S. corporations received by the Fund, with respect to which the Fund meets certain holding period requirements, will be eligible for the deduction for dividends received by corporations. Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.


   Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.


   Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.



   Backup Withholding. The Fund may be required to withhold, for U.S. federal income tax purposes, a percentage of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liabilities.



   Notices. Shareholders will receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.


Other Taxation

   Dividends and distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

   The foregoing is only a summary of certain material tax consequences affecting the Fund and its shareholders. Prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.


                            ADDITIONAL INFORMATION

   The Company was incorporated on September 29, 1981 under the laws of the state of Maryland under the name Hutton Investment Series Inc. The Company's corporate name was changed on December 29, 1988, July 30, 1993 and October 28, 1994, to SLH Investment Portfolios Inc., Smith Barney Shearson Investment Funds Inc., and Smith Barney Investment Funds Inc., respectively.


   The Company offers shares of ten separate series with a par value of $.001 per share. The Fund offers shares currently classified into four Classes--A, B, L and Y. Each Class of the Fund represents an identical interest in the Fund's investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges if any, for each class; (c) the distribution and/or service fees borne by each Class (except Class Y) pursuant to the Plan; (d) the expenses allocable exclusively to each Class; (e) voting rights on matters exclusively affecting a single Class; (f) the exchange privilege of each Class; and (g) the conversion feature of the Class B shares. The Company's Board of Directors does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The Directors, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.


   As permitted by Maryland law, there will normally be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders. At that time, the Directors then in office will call a shareholders' meeting for the election of Directors. The Directors must call a meeting of shareholders for the purpose of voting upon the question of removal of any Director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of the Fund. At such a meeting, a Director may be removed after the holders of record of not less than a majority of the outstanding shares of the Fund have declared that the Director be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the Directors shall continue to hold office and may appoint successor Directors.


   As used in the Prospectus and this Statement of Additional Information, a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Company (or the affected series or Class) or (b) 67% or more of such shares present at a meeting if more than 50% of the outstanding shares of the Company (or the affected series or Class) are represented at the meeting in person or by proxy. A series or Class shall be deemed to be affected by a matter unless it is clear that the interests of each series or Class in the matter are identical or that the matter does not affect any interest of the series or Class. The approval of the Investment Management Agreement or any change in a fundamental investment policy would be effectively acted upon with respect to the Fund only if approved by a "vote of a majority of the outstanding voting securities" of the Fund; however, the ratification of independent accountants, the election of Directors, and the approval of a distribution agreement that is submitted to shareholders are not subject to the separate voting requirements and may be effectively acted upon by a vote of the holders of a majority of all Company shares voting without regard to series or Class.



   Annual and Semi-Annual Reports. The Fund sends its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by the Fund at the end of the period covered. In an effort to reduce the Fund's printing and mailing costs, the Fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, the Fund also consolidates the mailing of its Prospectus so that a shareholder having multiple accounts (that is, individual, IRA and/or

Self-Employed Retirement Plan accounts) will receive a single Prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact their Smith Barney Financial Consultant or the transfer agent.


                             FINANCIAL STATEMENTS


   The Fund's annual report for the fiscal year ended April 30, 2003 was filed on June 27, 2003, Accession Number 0001193125-03-014190, and is incorporated in its entirety by reference.


                               OTHER INFORMATION

   In an industry where the average portfolio manager has seven years of experience (source: ICI, 1998), the portfolio managers of Smith Barney Mutual Funds average 21 years in the industry and 15 years with the firm.

   Smith Barney Mutual Funds offers more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

   That's why we offer four "styles" of fund management that can be tailored to suit each investor's unique financial goals.


   Classic Series--portfolio manager driven funds
   The Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines. Classic Series Funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

   Premier Selections Series--the best ideas, concentrated funds
   A series of Premier Selections funds managed by several of the most experienced and proven managers in the Smith Barney Mutual Fund family is offered. This series of funds is built on a unique strategy of combining complementary investment management styles to create broader, multiclass and multicap products that are distinguished by a highly concentrated focus.

   Research Series--driven by exhaustive fundamental securities analysis Built on a foundation of substantial buy-side research, the Research funds focus on well-defined industries, sectors and trends.

   Style Pure Series--a solution to funds that stray
   The Style Pure Series funds are the building blocks of asset allocation. Other than maintaining minimal cash or under extraordinary conditions, Style Pure Series funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

                                  APPENDIX A


Summary of Manager Proxy Voting Policies and Procedures

   The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Citigroup, Inc. ("Citigroup"). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the "Policies") to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

   In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.

   In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

   In furtherance of the Manager's goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the Manager's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

   CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

   If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

                                August 28, 2003


                      STATEMENT OF ADDITIONAL INFORMATION

              SMITH BARNEY PREMIER SELECTIONS GLOBAL GROWTH FUND
                               125 Broad Street
                           New York, New York 10004
                                1-800-451-2010


   This Statement of Additional Information ("SAI") is not a prospectus and is meant to be read in conjunction with the current combined Prospectus of Smith Barney Premier Selections Global Growth Fund (the "Fund"), Smith Barney Premier Selections All Cap Growth Fund and Smith Barney Premier Selections Large Cap Fund dated August 28, 2003, as amended or supplemented from time to time, and is incorporated by reference in its entirety into the Prospectus. It is intended to provide more detailed information about the Fund as well as matters already discussed in the Prospectus. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders which are incorporated herein by reference. The Prospectus and copies of the reports may be obtained free of charge by contacting a Smith Barney Financial Consultant, a PFS Investments Inc. ("PFSI") Registered Representative, a broker/dealer, financial intermediary or a financial institution (each called a "Service Agent"), or by writing or calling Citigroup Global Markets Inc. ("CGM") at the address or telephone number above. The Fund is a separate investment series of Smith Barney Investment Funds Inc. (the "Company").


                               TABLE OF CONTENTS


                                                                            Page
                                                                            ----
Investment Objective and Management Policies...............................   2
Investment Restrictions....................................................  21
Directors and Executive Officers of the Company............................  23
Purchase of Shares.........................................................  33
Redemption of Shares.......................................................  41
Exchange Privilege.........................................................  44
Valuation of Shares........................................................  45
Performance Data...........................................................  46
Dividends and Distributions................................................  50
Taxes......................................................................  50
Additional Information.....................................................  55
Financial Statements.......................................................  56
Other Information..........................................................  56
Appendix A -- Summary of Proxy Voting Policies and Procedures.............. A-1

                 INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

   The Prospectus discusses the Fund's investment objective and policies. This section contains supplemental information concerning the types of securities and other instruments in which the Fund may invest, the investment policies and portfolio strategies the Fund may utilize and certain risks associated with these investments, policies and strategies. Smith Barney Fund Management LLC ("SBFM" or the "Manager") serves as investment manager to the Fund.


   The Fund's investment objectives may be changed only by the "vote of a majority of the outstanding voting securities" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). However, the Fund's investment policies are nonfundamental, and thus may be changed by the Board of Directors, provided such change is not prohibited by the Fund's fundamental investment restrictions (described under Investment Restrictions) or applicable law, and any such change will first be disclosed in the then current Prospectus. Refer to "Derivative Contracts," "Other Investment Practices" and "Risk Factors" for further information on the Fund's investments.



   Under unusual economic or market conditions as determined by the Manager, for defensive purposes the Fund may depart from its principal investment strategies and temporarily invest all or a major portion of its assets in all types of money market and short-term debt securities (including U.S. money market securities) or cash. To the extent the Fund's assets are invested for temporary defensive purposes, they will not be invested in a manner designed to achieve the Fund's investment objective.


   Foreign Securities (International Equity Segment). The International Equity segment will, except as otherwise provided, invest at least 80% of its assets in companies organized in, or governments of any area of the world other than the United States, such as the Far East (e.g., Japan, Hong Kong, Singapore, Malaysia), Western Europe (e.g., United Kingdom, Germany, the Netherlands, France, Italy, Switzerland), Eastern Europe (e.g., the Czech Republic, Hungary, Poland, and the countries of the former Soviet Union), Central and South America (e.g., Mexico, Chile, and Venezuela), Australia, Canada and such other areas and countries as the Manager may determine from time to time. Allocation of the Fund's investments will depend upon the relative attractiveness of the international markets and particular issuers. Concentration of the Fund's assets in one or a few countries or currencies will subject the Fund to greater risks than if the Fund's assets were not geographically concentrated.

   It is expected that securities of the International Equity segment will ordinarily be traded on a stock exchange or other market in the country in which the issuer is principally based, but may also be traded on markets in other countries including, in many cases, the United States securities exchanges and over-the-counter markets.


   Foreign Securities (U.S. Equity Segment). The U.S. Equity segment may invest up to 10% of its net assets (at the time of investment) in foreign securities. The U.S. Equity segment may invest directly in foreign issuers or invest in depositary receipts. The investments in foreign securities of the U.S. Equity segment may involve greater risk than investments in securities of U.S. issuers. Because the value of a depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risks associated with investing in foreign securities directly. There are certain risks involved in investing in foreign securities, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than securities of comparable domestic companies. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including the withholding of dividends. The risks of investing in foreign securities are greater for securities of emerging market issuers because political or economic instability, lack of market liquidity, and negative government actions like currency controls or seizure of private businesses or property are more likely.

                               EQUITY SECURITIES

   Common Stocks (International and U.S. Equity Segments). The Fund may purchase common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.


   Preferred Stocks, Convertible Securities and Warrants (International Equity Segment). The International Equity segment may invest in convertible debt and preferred stocks. Convertible debt securities and preferred stocks entitle the holder to acquire the issuer's stock by exchange or purchase for a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities. The International Equity segment may purchase warrants. Warrants acquired by the International Equity segment entitle it to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. The Fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.


   REITs (International Equity Segment). The International Equity segment may invest in shares of real estate investment trusts (REITs), which are pooled investment vehicles that invest in real estate or real estate loans or interests. Investing in REITs involves risks similar to those associated with investing in equity securities of small capitalization companies. REITs are dependent upon management skills, are not diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation on distributed amounts under the Internal Revenue Code of 1986, as amended (the "Code").


   Illiquid and Restricted Securities (International and U.S. Equity Segments). The Fund may invest up to 15% of its assets in securities (excluding those subject to Rule 144A under the Securities Act of 1933, as amended the "1933 Act"), with contractual or other restrictions on resale and other instruments that are not readily marketable. Restricted securities are those that may not be sold publicly without first being registered under the 1933 Act. For that reason, the Fund may not be able to dispose of restricted securities at a time when, or at a price at which, it desires to do so and may have to bear expenses associated with registering the securities.



   ADRs, EDRs and GDRs (International Equity Segment). The International Equity segment may also purchase American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The fund may invest in ADRs through both sponsored and unsponsored arrangements.


                            FIXED INCOME SECURITIES

   To the extent that the Fund may invest in fixed income securities, it may invest in the securities described below as noted.


   Convertible Securities (International and U.S. Equity
Segments). Convertible securities are fixed income securities that may be converted at either a stated price or stated rate into underlying shares of common stock.

Convertible securities have general characteristics similar to both fixed income and equity securities. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and therefore also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.


   As fixed income securities, convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate.


   Convertible securities generally are subordinated to other similar but nonconvertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

   Corporate Debt Obligations (the Fund). The Fund may invest in corporate debt obligations issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.


   U.S. Government Securities (International Equity Segment). The U.S. government securities in which the Fund may invest include: bills, certificates of indebtedness, and notes and bonds issued by the U.S. Treasury or by agencies or instrumentalities of the U.S. government. Some U.S. government securities, such as U.S. Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association and the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported only by the credit of the instrumentality. Mortgage participation certificates issued by the FHLMC generally represent ownership interests in a pool of fixed-rate conventional mortgages. Timely payment of principal and interest on these certificates is guaranteed solely by the issuer of the certificates. Other investments will include Government National Mortgage Association Certificates ("GNMA Certificates"), which are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government. While the U.S. government guarantees the payment of principal and interest on GNMA Certificates, the market value of the securities is not guaranteed and will fluctuate.


   Sovereign Debt Obligations (International Equity Segment). The International Equity segment may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. government securities, repayment of principal and interest is not guaranteed by the U.S. government.


   Loans and Other Direct Debt Instruments (the Fund). The Fund may purchase interests in amounts owed by a corporate, governmental, or other borrower to another party. These interests may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the Fund to supply additional cash to the borrower on demand.

   The International Equity segment also may invest in assignments of segments of loans from third parties ("Assignments"). When it purchases Assignments from lenders, the Fund will acquire direct rights against the borrower on the loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning lender. The International Equity segment may have difficulty disposing of Assignments and Participations. The liquidity of such securities is limited, and the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the International Equity segment's ability to dispose of particular Assignments or Participations when necessary to meet the International Equity segment's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the International Equity segment to assign a value to those securities or purposes of valuing the International Equity segment and calculating its net asset value.
   Floating and Variable Rate Income Securities (International Equity
Segment). Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank's prime rate, a certificate of deposit rate or the London InterBank Offered Rate (LIBOR). Alternatively, the rate may be determined through an auction or remarketing process. The rate also may be indexed to changes in the values of interest rate or securities indexes, currency exchange rates or other commodities. The amount by which the rate paid on an income security may increase or decrease may be subject to periodic or lifetime caps. Floating and variable rate income securities include securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.


   Zero Coupon, Discount and Payment-in-Kind Securities (International Equity Segment). The International Equity segment may invest in "zero coupon" and other deep discount securities of governmental or private issuers. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Payment-in-kind securities allow the lender, at its option, to make current interest payments on such securities either in cash or in additional securities. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis.

   Premium Securities (International Equity Segment). The International Equity segment may invest in income securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amounts payable on maturity. The Fund will not amortize the premium paid for such securities in calculating its net investment income. As a result, in such cases the purchase of such securities provides the Fund a higher level of investment income distributable to shareholders on a current basis than if the Fund purchased securities bearing current market rates of interest. If securities purchased by the Fund at a premium are called or sold prior to maturity, the Fund will recognize a capital loss to the extent the call or sale price is less than the purchase price. Additionally, a fund will recognize a capital loss if it holds such securities to maturity.


   Yankee Bonds (International Equity Segment). The International Equity segment may invest in U.S. dollar-denominated bonds sold in the United States by non-U.S. issuers ("Yankee bonds"). As compared with bonds issued in the United States, such bond issues normally carry a higher interest rate but are less actively traded.


   Commercial Paper (the Fund). Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as the Fund, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. The Fund, therefore, may not invest in a master demand note, if, as a result, more than 15% of the value of the Fund's total assets would be invested in such notes and other illiquid securities.



   Commercial Bank Obligations (International Equity Segment). For the purposes of the International Equity segment's investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks may be general obligations of the parent bank in addition to the issuing bank, or may be limited by the terms of a specific obligation and by government regulation. As with investment in foreign securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject a fund to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although the Fund will typically acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase in excess of U.S. $1 billion (or the equivalent thereof), this U.S. $1 billion figure is not a fundamental investment policy or restriction of the Fund. For calculation purposes with respect to the U.S. $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and foreign branches.



   Money Market Instruments (the Fund). As stated in the Prospectus, the Fund may invest for defensive purposes in corporate and government bonds and notes and money market instruments. Money market instruments in which the Fund may invest include: U.S. government securities; certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. The following is a more detailed description of such money market instruments.


   Certificates of deposits ("CDs") are short-term, negotiable obligations of commercial banks. Time deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

   Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending upon the principal amount of CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of governmental regulations, domestic branches of domestic banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.


   Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank. CDs issued by wholly-owned Canadian subsidiaries of domestic banks are guaranteed as to repayment of principal and interest (but not as to sovereign risk) by the domestic parent bank.


   Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.

   Savings and loans associations whose CDs may be purchased by the Fund are supervised by the Office of Thrift Supervision and are insured by the Savings Association Insurance Fund which is administered by the FDIC and is backed by the full faith and credit of the United States government. As a result, such savings and loan associations are subject to regulation and examination.

                             DERIVATIVE CONTRACTS


   Options, Futures and Currencies (the Fund). The Fund may use forward currency contracts and certain options and Futures strategies to attempt to hedge its portfolio, i.e., reduce the overall level of investment risk normally associated with the Fund. These hedging techniques are described below.


   Writing Covered Call Options (the Fund). The Fund may write (sell) covered call options for hedging purposes. Covered call options will generally be written on securities and currencies which, in the opinion of the Manager, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

   A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. The Manager and the Company believe that writing of covered call options is less risky than writing uncovered or "naked" options, which the Fund will not do.


   Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objective. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price and retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since the option may be exercised at any time prior to the option's expiration. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency. The security or currency covering the call option will be maintained in a segregated account of the Fund's custodian.


   The premium the Fund receives for writing a call option is deemed to constitute the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the implied price volatility of the underlying security or currency, and the length of the option period. In determining whether a particular call option should be written on a particular security or currency, the Manager will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability in the Fund's statement of assets and liabilities. This liability will be adjusted daily to the option's current market value. The liability will be extinguished upon expiration of the option or delivery of the underlying security or currency upon the exercise of the option. The liability with respect to a listed option will also be extinguished upon the purchase of an identical option in a closing transaction.

   Closing transactions will be effected in order to realize a profit or to limit losses on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price, expiration date or both. If the Fund desires to sell a particular security or currency from its portfolio on which it has written a call option or purchases a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is no assurance that the Fund will be able to effect such closing transactions at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold, in which case it would continue to be at market risk with respect to the security or currency.

   The Fund will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity are normally higher than those applicable to purchases and sales of portfolio securities.

   Call options written by the Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

   The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.



   Purchasing Put Options. The Fund may purchase put options. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.


   The Fund may purchase a put option on an underlying security or currency (a "protective put") owned by the Fund as a hedging technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. The premium paid for the put option and any transaction costs may reduce any capital gain or, in the case of currency, ordinary income otherwise available for distribution when the security or currency is eventually sold.


   The Fund may also purchase put options at a time when the International Equity segment does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

   The premium paid by the Fund when purchasing a put option will be recorded as an asset in the Fund's statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, as calculated by the Fund. The asset will be extinguished upon expiration of the option or the delivery of the underlying security or currency upon the exercise of the option. The asset with respect to a listed option will also be extinguished upon the writing of an identical option in a closing transaction.

   Purchasing Call Options. The Fund may purchase call options. As the holder of a call option, the Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. Call options may be purchased by the Fund for the purpose of acquiring the underlying security or currency for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the security or currency at the exercise price of the call option plus the premium paid. At times the net cost of acquiring the security or currency in this manner may be less than the cost of acquiring the security or currency directly. This technique may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.


   The Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of the Fund's current return.


   Interest Rate and Currency Futures Contracts. The Fund may enter into interest rate or currency futures contracts ("Futures" or "Futures Contracts") as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or committed to be acquired by the Fund. The Fund's hedging may include holding Futures as an offset against anticipated changes in interest or currency exchange rates. The Fund may also enter into Futures Contracts based on financial indices including any index of U.S. government securities, foreign government securities or corporate debt securities.


   A Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument or currency for a specified price at a designated date, time and place. The purchaser of a Futures Contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the debt securities underlying the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times that the Futures Contract is outstanding.

   Although techniques other than sales and purchases of Futures Contracts could be used to reduce the Fund's exposure to interest rate and currency exchange rate fluctuations, the Fund may be able to hedge its exposure more effectively and at a lower cost through using Futures Contracts.

   Although Futures Contracts typically require future delivery of and payment for financial instruments or currencies, Futures Contracts are usually closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the International Equity segment is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits of the underlying financial instrument or currency on the relevant delivery date. The Fund intends to enter into Futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

   As an example of an offsetting transaction, the contractual obligations arising from the sale of one Futures Contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery under the Futures Contract is required (i.e., on a specific date in September, the "delivery month") by the purchase of another Futures Contract of September Treasury Bills on the same exchange. In such instance the difference between the price at which the Futures Contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

   Persons who trade in Futures Contracts may be broadly classified as "hedgers" and "speculators." Hedgers, whose business activity involves investment or other commitment in securities or other obligations, use the Futures markets to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities and obligations held or committed to be acquired by them or fluctuations in the value of the currency in which the securities or obligations are denominated. Debtors and other obligors may also hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the Futures Contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing interest rates or currency exchange rates.


   The Fund may enter into Futures transactions for traditional hedging purposes; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. The Fund may each also enter into Futures transactions for non-hedging purposes.

   "Margin" with respect to Futures Contracts is the amount of the Fund that must be deposited by the Fund with a broker in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered into ("initial margin") is intended to assure the Fund's performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded, and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margin, which may be 5% or less of the value of the Futures Contract being traded.


   If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin deposit ("variation margin"). If, however, the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, it is anticipated that the broker will pay the excess to the Fund. In computing daily net asset values, the Fund will mark to market the current value of its open Futures Contracts. The Fund expects to earn interest income on its margin deposits.




   Options on Futures Contracts. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the Futures Contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account, which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities or currencies upon which the Futures Contracts are based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.


   As an alternative to purchasing call and put options on Futures, the Fund may purchase call and put options on the underlying securities or currencies themselves (see "Purchasing Put Options" and "Purchasing Call Options" above). Such options would be used in a manner identical to the use of options on Futures Contracts.

   To reduce or eliminate the leverage then employed by the Fund or to reduce or eliminate the hedge position then currently held by the Fund, the Fund may seek to close out an option position by selling an option covering the same securities or currency and having the same exercise price and expiration date. The ability to establish and close out positions on options on Futures Contracts is subject to the existence of a liquid market. It is not certain that this market will exist at any specific time.



   Forward Currency Contracts, Options on Currency and Currency Swaps. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The Fund may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. The Fund engages in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. The Fund might sell a particular foreign currency forward, for example, when it holds bonds denominated in that currency but anticipates, and seeks to be protected against, a decline in the currency against the U.S. dollar. Similarly, the Fund might sell the U.S. dollar forward when it holds bonds denominated in U.S. dollars but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, the Fund might purchase a currency forward to "lock in" the price of securities denominated in that currency which it anticipates purchasing.

   The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the use of cross-hedges by the Fund, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the cross-hedges of the Fund and the movements in the exchange rates of the foreign currencies in which the assets of the Fund that are the subject of such cross-hedges are denominated.

   Forward contracts are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and is consummated without payment of any commission. The Fund, however, may enter into forward contracts with deposit requirements or commissions.

   A put option gives the Fund, as purchaser, the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives the Fund, as purchaser, the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. The Fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the value of a currency in which it holds or anticipates holding securities. If the currency's value should decline, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise, any gain to the Fund would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value of a currency in which the Fund anticipates purchasing securities.

   The ability of the Fund to establish and close out positions in foreign currency options is subject to the existence of a liquid market. There can be no assurance that a liquid market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.


   A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Exchange markets for options on foreign currencies exist but are relatively new, and the ability to establish and close out positions on the exchanges is subject to maintenance of a liquid secondary market. Closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets for options on foreign currencies) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although the Fund intends to purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain options, with the result that the Fund would have to exercise those options which it has purchased in order to realize any profit. The staff of the Securities and Exchange Commission ("SEC") has taken the position that, in general, purchased OTC options and the underlying securities used to cover written OTC options are illiquid securities. However, the Fund may treat as liquid the underlying securities used to cover written OTC options, provided it has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

   The Fund may also enter into currency swaps. A currency swap is an arrangement whereby each party exchanges one currency for another on a particular date and agrees to reverse the exchange on a later date at a specific exchange rate. Forward foreign currency contracts and currency swaps are established in the interbank market conducted directly between currency traders (usually large commercial banks or other financial institutions) on behalf of their customers.


   Interest Rate Swaps, Caps and Floors. Among the hedging transactions into which the Fund may enter are interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or segment of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as a hedge and not as a speculative investment. The Fund will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.



   The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these hedging transactions are entered into for good faith hedging purposes, the Manager and the Fund believe such obligations do not constitute senior securities and, accordingly will not treat them as being subject to the Fund's borrowing restrictions. The net amount of the excess, if any, of the obligations of the Fund over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the 1940 Act. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.



   New options and Futures Contracts and various combinations thereof continue to be developed and the Fund may invest in any such options and contracts as may be developed to the extent consistent with its investment objective and regulatory requirements applicable to investment companies.



                          OTHER INVESTMENT PRACTICES


   Repurchase Agreements (the Fund). The Fund will enter into repurchase agreements with banks which are the issuers of instruments acceptable for purchase by the Fund and with certain dealers on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. Under each repurchase agreement, the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. The Manager, acting under the supervision of the Board of Directors, reviews on an ongoing basis to evaluate potential risks the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements.


   Reverse Repurchase Agreements (the Fund). The Fund does not currently intend to commit more than 5% of its net assets to reverse repurchase agreements. The Fund may enter into reverse repurchase agreements with broker/dealers and other financial institutions. Such agreements involve the sale of portfolio securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment, are considered to be borrowings by the Fund and are subject to the borrowing limitations set forth under "Investment Restrictions." Since the proceeds of reverse repurchase agreements are invested, this would introduce the speculative factor known as "leverage." The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such a transaction is that the Fund can recover all or most of the cash invested in the Fund's securities involved during the term of the reverse repurchase agreement, while in many cases it will be able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the Fund intends to use the reverse repurchase technique only when the Manager believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund's assets. The Fund's custodian bank will maintain a separate account for the Fund with securities having a value equal to or greater than such commitments.



   Borrowing (the Fund). The Fund may borrow up to 33 1/3% of the value of its total assets from banks for temporary or emergency purposes, such as to meet the redemptions of the Fund.



   Leverage (International Equity Segment). The International Equity segment may borrow from banks, on a secured or unsecured basis, up to 33 1/3% of the value of the Fund's total assets and use the proceeds to make additional investments. Income and appreciation from such investments will improve the Fund's performance if they exceed the associated borrowing costs, but will impair the Fund's performance if they are less than the borrowing costs. This speculative factor is known as "leverage."



   Leverage creates an opportunity for increased returns to shareholders of the Fund but, at the same time, creates special risk considerations. For example, leverage may exaggerate changes in the net asset value of the shares of the Fund and in the yield of the Fund. Although the principal or stated value of such borrowings will be fixed, the assets of the Fund may change in value during the time the borrowing is outstanding. Leverage will create interest expenses for the Fund which can exceed the income from the assets retained. To the extent the income or other gain derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay in respect thereof, the net income of the Fund or other gain will be greater than if leverage had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover the cost of leverage, the net income or other gain of the Fund will be less than if leverage had not been used. If the amount of income from the incremental securities is insufficient to cover the cost of borrowing, securities might have to be liquidated to obtain required funds. Depending on market or other conditions, such liquidations could be disadvantageous to the Fund.

   Lending of Portfolio Securities (the Fund). The Fund has the ability to lend securities from its portfolio to brokers, dealers and other financial organizations. Such loans, if and when made, will be consistent with applicable regulatory requirements. The Fund may not lend its portfolio securities to CGM or its affiliates unless it has applied for and received specific authority from the SEC. Loans of portfolio securities by the Fund will be collateralized by cash, letters of credit or securities issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. government securities") which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. From time to time, the Fund may return to the borrower and/or a third party, which is unaffiliated with the Fund or with CGM, and is acting as a "finder" a part of the interest earned from the investment of collateral received for securities loaned.



   In lending its portfolio securities, the Fund can increase its income by continuing to receive interest and any dividend on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Requirements of the SEC, which may be subject to future modifications, currently provide that the following conditions must be met whenever portfolio securities are loaned: (a) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as an amount equal to any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the Fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; however, if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the Manager the consideration to be earned from such loans would justify the risk.



   Generally, the borrower will be required to make payments to the Fund in lieu of any dividends the Fund would have otherwise received had it not loaned the shares to the borrower. Any such payments, however, will not be treated as "qualified dividend income" for purposes of determining what portion of the Fund's regular dividends (as defined below) received by individuals may be taxed at the rates generally applicable to long-term capital gains (see "TAXES" below).



   When-Issued and Delayed Delivery Securities (International Equity
Segment). The International Equity segment may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the International Equity segment with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The custodian will maintain, in a segregated account, cash, debt securities of any grade or equity securities having a value equal to or greater than the Fund's purchase commitments, provided such securities have been determined by the Manager to be liquid and unencumbered, and are marked-to-market daily, pursuant to guidelines established by the Directors. The custodian will likewise segregate securities sold on a delayed basis. The payment obligations and the interest rates that will be received are each fixed at the time the International Equity segment enters into the commitment and no interest accrues to the International Equity segment until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed.



   Short Sales (International Equity Segment). The International Equity segment may sell securities short "against the box." While a short sale is the sale of a security the Fund does not own, it is "against the box" if at all times when the short position is open, the Fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

                                 RISK FACTORS


   General. Investors should realize that risk of loss is inherent in the ownership of any securities and that the net asset value of the Fund will fluctuate, reflecting fluctuations in the market value of its portfolio positions.



   Certain Risk Considerations. Securities of the types of companies in which the U.S. Equity segment invests may be subject to significant price fluctuation and above-average risk. In addition, companies achieving an earnings growth rate higher than that of S&P 500 companies tend to reinvest their earnings rather than distribute them. As a result, the U.S. Equity segment is not likely to receive significant dividend income on its portfolio securities. Accordingly, an investment in the Fund should not be considered as a complete investment program and may not be appropriate for all investors.



   Portfolio Turnover. The investment policies of the Fund may result in its experiencing a greater portfolio turnover rate than investment companies that seek to produce income or to maintain a balanced investment position. Although the portfolio turnover rate of each segment cannot be predicted and will vary from year to year, the Manager expects that the Fund's annual portfolio turnover rate may exceed 100%, but will not exceed 200%. A 100% portfolio turnover rate would occur, for instance, if all securities in the Fund were replaced once during a period of one year. A high rate of portfolio turnover in any year will increase brokerage commissions paid and could result in high amounts of realized investment gain subject to the payment of taxes by shareholders. Any realized short-term investment gain will be taxed to shareholders as ordinary income.



   Non-diversification and Geographic Concentration. A fund that is "non-diversified" is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers, and thus may be subject to greater credit and liquidity risks with respect to its individual portfolios than a fund that is more broadly diversified. In addition, concentration of a fund's assets in one or a few countries or currencies will subject the fund to greater risks than if the fund's assets were not geographically concentrated.


   Fixed Income Securities. Investments in fixed income securities may subject the Fund to risks, including the following:

   Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.


   Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations, causing the Fund to sustain losses on such investments. A default could impact both interest and principal payments.



   Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled, which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and the Fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than scheduled, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and the Fund will suffer from the inability to invest in higher yielding securities.



   Below Investment Grade Fixed Income Securities. Securities which are rated investment grade BBB by S&P or Baa by Moody's are generally regarded as having adequate capacity to pay interest and repay principal, but may have some speculative characteristics. Securities rated below investment grade (Ba or below by Moody's or BB or below by S&P) may have speculative characteristics, including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market. Because high yield bonds have been found to be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of high yield bonds may exercise redemption or call provisions, which may force the International Equity segment, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return.


   Foreign Securities. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since the Fund will invest heavily in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will, to the extent the Fund does not adequately hedge against such fluctuations, affect the value of securities in the Fund's portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.



   There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their price more volatile than securities of comparable U.S. companies. Transaction costs on foreign securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The Fund might have greater difficulty taking appropriate legal action in foreign courts. Dividend and interest income from foreign securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the Fund or investors. Capital gains are also subject to taxation in some foreign countries.


   Currency Risks. The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which investments of the International Equity segment are denominated relative to the U.S. dollar will affect the Fund's net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to a country's economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which securities of the International Equity segment are quoted would reduce the value of the International Equity portion.


   Special Risks of Countries in the Asia Pacific Region. Certain of the risks associated with international investments are heightened for investments in these countries. For example, some of the currencies of these countries have experienced devaluations relative to the U.S. dollar, and adjustments have been made periodically in certain of such currencies. Certain countries, such as Indonesia, face serious exchange constraints. Jurisdictional disputes exist, for example, between South Korea and North Korea. In addition, Hong Kong reverted to Chinese administration on July 1, 1997. The long-term effects of this reversion are not known at this time.


   Securities of Developing/Emerging Markets Countries. A developing or emerging markets country generally is considered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors.


   One or more of the risks discussed above could adversely affect the economy of a developing market or the Fund's investments in such a market. In Eastern Europe, for example, upon the accession to power of Communist regimes in the past, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those of governments may remain unsettled. There can be no assurance that any investments that the Fund might make in such emerging markets would not be expropriated, nationalized or otherwise confiscated at some time in the future. In such event, the Fund could lose its entire investment in the market involved. Moreover, changes in the leadership or policies of such markets could halt the expansion or reverse the liberalization of foreign investment policies now occurring in certain of these markets and adversely affect existing investment opportunities.


   Many of the Fund's investments in the securities of emerging markets may be unrated or rated below investment grade. Securities rated below investment grade (and comparable unrated securities) are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse business, financial, economic, or political conditions.


   Restrictions on Foreign Investment. Some countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms than securities of the company available for purchase by nationals, or limit the repatriation of funds for a period of time.



   A number of countries, such as South Korea, Taiwan and Thailand, have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. In accordance with the 1940 Act, the Fund may invest up to 10% of its total assets in securities of closed-end investment companies. This restriction on investments in securities of closed-end investment companies may limit opportunities for the International Equity segment to invest indirectly in certain smaller capital markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. If the International Equity segment acquires shares in closed-end investment companies, shareholders would bear both their proportionate share of expenses in the company (including management and advisory fees) and, indirectly, the expenses of such closed-end investment companies.



   In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or the companies with the most actively traded securities. The 1940 Act also restricts the Fund's investments in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. These provisions may also restrict the Fund's investments in certain foreign banks and other financial institutions.


   Smaller capital markets, while often growing in trading volume, have substantially less volume than U.S. markets, and securities in many smaller capital markets are less liquid and their prices may be more volatile than securities of comparable U.S. companies. Brokerage commissions, custodial services, and other costs relating to investment in smaller capital markets are generally more expensive than in the United States. Such markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller capital markets, which may result in the Fund's incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the International Equity segment to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Generally, there is less government supervision and regulation of exchanges, brokers and issuers in countries having smaller capital markets than there is in the United States.



   Derivative Instruments. In accordance with its investment policies, the Fund may invest in certain derivative instruments which are securities or contracts that provide for payments based on or "derived" from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties (and not a true security like a stock or a bond). Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments. A derivative instrument is more accurately viewed as a way of reallocating risk among different parties or substituting one type of risk for another. Every investment by the Fund, including an investment in conventional securities, reflects an implicit prediction about future changes in the value of that investment. An investment in the Fund also involves a risk that the portfolio manager's expectations will be wrong. Transactions in derivative instruments often enable the Fund to take investment positions that more precisely reflect the portfolio manager's expectations concerning the future performance of the various investments available to the Fund. Derivative instruments can be a legitimate and often cost-effective method of accomplishing the same investment goals as could be achieved through other investment in conventional securities.



   Derivative contracts include options, Futures Contracts, forward contracts, forward commitment and when-issued securities transactions, forward foreign currency exchange contracts and interest rate, mortgage and currency swaps. The following are the principal risks associated with derivative instruments.



   Market risk: The instrument will decline in value or an alternative investment would have appreciated more, but this is no different from the risk of investing in conventional securities.


   Leverage and associated price volatility: Leverage causes increased volatility in the price and magnifies the impact of adverse market changes, but this risk may be consistent with the investment objective of even a conservative fund in order to achieve an average portfolio volatility that is within the expected range for that type of fund.

   Credit risk: The issuer of the instrument may default on its obligation to pay interest and principal.


   Liquidity and valuation risk: Many derivative instruments are traded in institutional markets rather than on an exchange. Nevertheless, many derivative instruments are actively traded and can be priced with as much accuracy as conventional securities. Derivative instruments that are custom designed to meet the specialized investment needs of a relatively narrow group of institutional investors such as the Fund are not readily marketable and are subject to the Fund's restrictions on illiquid investments.


   Correlation risk: There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.


   Each derivative instrument purchased for the Fund is reviewed and analyzed by the portfolio manager to assess the risk and reward of each such instrument in relation to the Fund's portfolio investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument's ability to provide value to the Fund.

   Special Risks of Using Futures Contracts. The prices of Futures Contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

   At best, the correlation between changes in prices of Futures Contracts and of the securities or currencies being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for Futures and for debt securities or currencies, including technical influences in Futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard Futures Contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

   Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. Where the Fund enters into Futures transactions for non-hedging purposes, it will be subject to greater risks and could sustain losses which are not offset by gains on other assets of the Fund.

   Furthermore, in the case of a Futures Contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a Futures Contract, the Fund segregates and commits to back the Futures Contract with an amount of cash and liquid securities from the Fund equal in value to the current value of the underlying instrument less the margin deposit.

   Most U.S. Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.


   Economic and Monetary Union (EMU). EMU began on January 1, 1999 when 11 European countries adopted a single currency--the Euro. EMU may create new economic opportunities for investors, such as lower interest rates, easier cross-border mergers, acquisitions and similar restructurings, more efficient distribution and product packaging and greater competition. Budgetary decisions remain in the hands of each participating country, but are subject to each country's commitment to avoid "excessive deficits" and other more specific budgetary criteria. The European Central Bank is responsible for setting the official interest rate within the Euro zone. EMU and the introduction of the Euro, however, present unique risks and uncertainties for investors in EMU-participating countries, including: (i) monetary and economic union on this scale has never before been attempted; (ii) there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions; (iii) instability within EMU may increase the volatility of European markets and may adversely affect the prices of securities of European issuers in the Fund's portfolio; and (iv) there is no assurance that interest rate, tax and labor regimes of EMU-participating countries will converge over time. These and other factors may cause market disruption and could adversely affect European securities and currencies held by the Fund.

                         MASTER/FEEDER FUND STRUCTURE

   The Board of Directors has the discretion to retain the current distribution arrangement for the Fund while investing in a master fund in a master/feeder fund structure. A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

                            INVESTMENT RESTRICTIONS


   The investment restrictions below and the Fund's investment objective have been adopted by the Company as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed with respect to a fund without the vote of a majority of the outstanding voting securities of the fund. "Majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a fund meeting, if the holders of more than 50% of the outstanding shares of the fund are present or represented by proxy, or (b) more than 50% of outstanding shares.


   Under the investment restrictions adopted by the Company with respect to the Fund, the Fund will not:

      1. Invest more than 25% of its total assets in securities, the issuers of which conduct their business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

      2. Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

      3. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

      4. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.


      5. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Fund from
   (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in Futures Contracts and options on Futures Contracts (including options on currencies to the extent consistent with the Fund's investment objective and policies); or (d) investing in real estate investment trust securities.

      6. Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the 1933 Act in disposing of portfolio securities.


      7. Purchase or otherwise acquire any illiquid security except as permitted under the 1940 Act for open-end investment companies, which currently permits up to 15% of the Fund's net assets to be invested in illiquid securities.

   If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

                DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY


   The business and affairs of the Fund are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and Executive Officers of the Company, together with information as to their principal business occupations during the past five years, are set forth below. The Executive Officers of the Fund are employees of organizations that provide services to the Fund.



                                                                                                  Number
                                                                        Principal          of Portfolios in the
                                                Term of Office*       Occupation(s)            Fund Complex          Other
                               Position(s) Held  and Length of         During Past               Overseen        Directorships
Name, Address and Age             with Fund       Time Served          Five Years              by Director      Held by Director
---------------------          ---------------- --------------- -------------------------- -------------------- ----------------
Non-Interested Directors:
Paul R. Ades                   Director              Since      Law Firm of Paul R. Ades,           15                None
 Paul R. Ades, PLLC                                   1994      PLLC; Partner in Law Firm
 181 West Main Street, Suite                                    of Murov & Ades, Esqs.
C
 Babylon, NY 11702
 Age 62

Herbert Barg                   Director              Since      Retired                             42                None
 1460 Drayton Lane                                    1994
 Wynnewood, PA 19096
 Age 79

Dwight B. Crane                Director              Since      Professor, Harvard                  49                None
 Harvard Business School                              1981      Business School
 Soldiers Field
 Morgan Hall #375
 Boston, MA 02163
 Age 65

Frank G. Hubbard               Director              Since      President of Avatar                 15                None
 Avatar International Inc.                            1993      International (business
 87 Whittredge Road                                             development) (since 1998);
 Summit, NJ 07901                                               Vice President of S&S
 Age 65                                                         Industries (chemical
                                                                distribution) (1995-1998)

Jerome H. Miller               Director              Since      Retired                             15                None
 c/o R. Jay Gerken                                    1998
 CGM
 399 Park Avenue
 4th Floor
 New York, NY 10022
 Age 64

Ken Miller                     Director              Since      President of Young Stuff            15                None
 Young Stuff Apparel Group                            1994      Apparel Group Inc.
Inc.
 930 Fifth Avenue
 New York, NY 10021
 Age 61

Interested Director:
R. Jay Gerken**                Chairman,             Since      Managing Director of CGM;          219                None
 CGM                           President and          2002      Chairman, President and
 399 Park Avenue               Chief Executive                  Chief Executive Officer of
 4th Floor                     Officer                          SBFM, Travelers Investment
 New York, NY 10022                                             Adviser, Inc. ("TIA") and
 Age 52                                                         Citi Fund Management Inc.
                                                                ("CFM")

--------

* Each Director and Executive Officer serves until his or her respective successor has been duly elected and qualified.


** Mr. Gerken is an "interested person," as defined in the 1940 Act because he is an Officer of SBFM and certain of its affiliates.

                                                                                                  Number
                                                                       Principal           of Portfolios in the
                                             Term of Office*         Occupation(s)             Fund Complex          Other
                            Position(s) Held  and Length of           During Past                Overseen        Directorships
Name, Address and Age          with Fund       Time Served            Five Years               by Director      Held by Director
---------------------       ---------------- --------------- ----------------------------- -------------------- ----------------

Executive Officers:
Lewis E. Daidone             Senior Vice          Since      Managing Director of CGM;             N/A                N/A
 CGM                         President and         1993      Director and Senior Vice
 125 Broad Street, 11th      Chief                           President of SBFM and TIA
Floor                        Administrative                  and Director of CFM
 New York, NY 10004          Officer
 Age 45

Richard L. Peteka            Chief                Since      Director and Head of Internal         N/A                N/A
 CGM                         Financial             2002      Control for Citigroup Asset
 125 Broad Street, 11th      Officer and                     Management U.S. Mutual
Floor                        Treasurer                       Fund Administration from
 New York, NY 10004                                          1999-2002; Vice President,
 Age 41                                                      Head of Mutual Fund
                                                             Administration and Treasurer
                                                             at Oppenheimer Capital from
                                                             1996-1999

Jeffrey J. Russell, CFA      Vice President       Since      Managing Director of CGM              N/A                N/A
 CGM                         and Investment        2000      and Investment Officer of
 399 Park Avenue             Officer                         SBFM
 4th Floor
 New York, NY 10022
 Age 46

Richard A. Freeman, CFA      Vice President       Since      Managing Director of CGM
 CGM                         and Investment        2000      and Investment Officer of
 399 Park Avenue             Officer                         SBFM
 4th Floor
 New York, NY 10022
 Age 50

Andrew Beagley               Chief Anti-          Since      Director, CGM (since 2000);           N/A                N/A
 CGM                         Money                 2002      Director of Compliance,
 399 Park Avenue             Laundering                      North America, Citigroup
 4th Floor                   Compliance                      Asset Management (since
 New York, NY 10022          Officer                         2000); Director of
 Age 40                                                      Compliance, Europe, the
                                                             Middle East and Africa,
                                                             Citigroup Asset Management
                                                             (from 1999 to 2000);
                                                             Compliance Officer,
                                                             Salomon Brothers Asset
                                                             Management Limited, Smith
                                                             Barney Global Capital
                                                             Management Inc., Salomon
                                                             Brothers Asset Management
                                                             Asia Pacific Limited (from
                                                             1997 to 1999)

Robert I. Frenkel            Chief Legal          Since      Managing Director and                 N/A                N/A
 Citigroup Asset             Officer               2003      General Counsel, Global
Management                                                   Mutual Funds for Citigroup
 300 First Stamford                                          Asset Management (since
Place 4th Floor                                              1994)
 Stamford, CT 06902
 Age 48

Kaprel Ozsolak               Controller           Since      Vice President of CGM                 N/A                N/A
 CGM                                               2002
 125 Broad Street, 9th
Floor
 New York, NY 10004
 Age 37

                                                                                        Number
                                                               Principal         of Portfolios in the
                                       Term of Office*       Occupation(s)           Fund Complex          Other
Name, Address and     Position(s) Held  and Length of         During Past              Overseen        Directorships
Age                      with Fund       Time Served          Five Years             by Director      Held by Director
---                   ---------------- --------------- ------------------------- -------------------- ----------------

Executive Officers:
Christina T. Sydor       Secretary          Since      Managing Director of CGM;         N/A                N/A
 CGM                                         1993      General Counsel and
 300 First Stamford                                    Secretary of SBFM and TIA
Place
 4th Floor
 Stamford, CT 06902
 Age 52



   For the calendar year ended December 31, 2002, the Directors beneficially owned equity securities of the Fund within the dollar ranges presented in the table below:



                                                Aggregate Dollar Range
                                  Dollar Range  of Equity Securities In
                                    of Equity    Registered Investment
                                  Securities in  Companies Overseen by
         Non-Interested Directors   the Fund           Director
         ------------------------ ------------- -----------------------
             Paul R. Ades........     None            Over $100,000
             Herbert Barg........     None                     None
             Dwight B. Crane.....     None         $50,001-$100,000
             Frank G. Hubbard....     None         $50,001-$100,000
             Jerome H. Miller....     None            Over $100,000
             Ken Miller..........     None          $10,001-$50,000

         Interested Director
         -------------------      ------------- -----------------------
             R. Jay Gerken.......     None            Over $100,000



   As of December 31, 2002, none of the above Directors who are not interested persons of the Company ("Independent Directors"), or their immediate family members, owned beneficially or of record any securities of the adviser or principal underwriter of the Fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the adviser or principal underwriter of the Fund.



   The Company has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Independent Directors of the Company, namely Messrs. Ades, Barg, Crane, Hubbard, K. Miller and J. Miller.



   In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Fund. It also makes recommendation to the Board as to the selection of the independent public accountants, reviews the methods, scope and results of the audits and audit fees charged, and reviews the Fund's internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the Fund, its adviser and affiliates by the independent public accountants. During the most recent fiscal year, the Audit Committee met twice.



   The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board of Directors. The Nominating Committee will consider nominees recommended by the Fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Company's Secretary. The Nominating Committee did not meet during the Fund's most recent fiscal year.

   No officer, director or employee of CGM or any parent or subsidiary receives any compensation from the Company for serving as an Officer or Director of the Company. The Company pays each Director who is not an officer, director or employee of CGM or any of its affiliates a fee of $25,500 per annum plus $2,900 per meeting attended and reimburses travel and out-of-pocket expenses. During the calendar year ended December 31, 2002 such expenses totaled $7,251. The Directors of the Company were paid the following compensation for the respective periods:



                                                                 Total
                                           Total Pension or  Compensation
                             Aggregate        Retirement       From Fund      Number of
                           Compensation        Benefits      Complex Paid   Portfolios in
                           From the Fund     Paid as Part   to Directors in Fund Complex
                         Fiscal Year Ended     of Fund       Calendar Year    Served by
Non-Interested Directors     04/30/03          Expenses     Ended 12/31/02    Director
------------------------ ----------------- ---------------- --------------- -------------
  Paul R. Ades..........      $1,487              $0           $ 56,050           15
  Herbert Barg..........       1,527               0            119,450           42
  Dwight B. Crane.......       1,490               0            152,200           49
  Frank G. Hubbard......       1,487               0             56,050           15
  Jerome Miller.........       1,487               0             56,050           15
  Ken Miller............       1,487               0             56,050           15

Interested Directors
--------------------
  R. Jay Gerken/(1)/....      $0                  $0           $0                219
  Heath B. McLendon/*/..      $0                  $0           $0                N/A

--------

/(1)/ Mr. Gerken is not compensated for his service as Director because of his affiliation with the Manager.


* Mr. McLendon resigned as a Director of the Company on September 13, 2002. Mr. McLendon did not receive any compensation from the Company for the fiscal year ended April 30, 2003, as he was affiliated with the Manager.



   During the year in which they attain age 80, Directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Fund Directors, together with reasonable out-of-pocket expenses for each meeting attended. Directors Emeritus received no compensation from the Fund for the fiscal year ended April 30, 2003.



   As of August 1, 2003, the Directors and Officers of the Fund as a group, owned less than 1.00% of the outstanding common stock of the Fund.

   To the knowledge of the Fund, as of August 1, 2003, the following shareholders or "groups" (as such term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) owned beneficially or of record more than 5% of the shares of the following classes:





       Fund        Class Percent                Name                        Address
       ----        ----- -------                ----                        -------
Global Growth Fund   A   17.3013% PFPC Brokerage Services          211 South Gulph Road
                                  FBO Primerica Financial Services King of Prussia, PA 19406

                     B   10.4801% PFPC Brokerage Services          211 South Gulph Road
                                  FBO Primerica Financial Services King of Prussia, PA 19406


Investment Manager--SBFM


   SBFM serves as investment manager to the Fund pursuant to an investment management agreement (the "Investment Management Agreement") with the Fund which was approved by the Board of Directors, including a majority of the Independent Directors. SBFM is an affiliate of CGM and is an indirect, wholly-owned subsidiary of Citigroup Inc. Subject to the supervision and direction of the Company's Board of Directors, the Manager manages the Fund's portfolio in accordance with the Fund's stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide research services to the Fund. The Manager pays the salary of any officer and employee who is employed by both it and the Fund. The Manager bears all expenses in connection with the performance of its services. The Manager also: (a) assists in supervising all aspects of the Fund's operations except those it performs under its investment advisory agreement;
(b) supplies the Fund with office facilities (which may be in SBFM's own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of (i) the net asset value of shares of the Fund, (ii) applicable deferred sales charges ("Deferred Sales Charges") and similar fees and charges and (iii) distribution fees, internal auditing and legal services, internal executive and administrative services, and stationary and office supplies; and
(c) prepares reports to shareholders of the Fund, tax returns and reports to and filings with the SEC and state blue sky authorities.



   SBFM (through its predecessor entities) has been in the investment counseling business since 1968 and renders investment advice to a wide variety of individual, institutional and investment company clients which had aggregate assets under management as of June 30, 2003 of approximately $110 billion.



   As compensation for investment management services, the Fund pays the Manager a fee computed daily and paid monthly at the annual rate of 0.80% of the Fund's average daily net assets. For the fiscal years ended April 30, 2001, 2002 and 2003, the Fund incurred $1,538,422, $1,267,583 and $633,406, respectively, in management fees.



   The Investment Management Agreement for the Fund has an initial term of two years and continues in effect, from year to year thereafter provided such continuance is specifically approved at least annually by the Fund's Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and in either event, by a majority of the Independent Directors of the Fund's Board with such Independent Directors casting votes in person at a meeting called for such purpose. In approving the continuation of the Fund's Investment Management Agreement, the Board, including the Independent Directors considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by the Manager and its affiliates in connection with providing services to the Fund, compared the fees charged by the Manager to those paid by similar funds or clients for comparable services, and analyzed the expenses incurred by the Manager with respect to the Fund. The Board also considered the Fund's performance relative to a selected peer group and to other benchmarks, the expense ratio of the Fund in comparison to other funds of comparable size, and other factors. Specifically, the Board noted information received at regular meetings throughout the year related to Fund performance and manager services, and benefits potentially accruing to the Manager and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the Manager, as well as research services received by the Manager from broker-dealers who execute transactions on behalf of the Fund. After requesting and reviewing such information as they deemed necessary, the Board concluded that the continuation of the Investment Management Agreement was in the best interests of the Fund and its shareholders. The Independent Directors were advised by separate independent legal counsel throughout the process. The Fund or the Manager may terminate the Investment Management Agreement on sixty days' written notice without penalty. The Investment Management Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).


Code of Ethics


   Pursuant to Rule 17j-1 of the 1940 Act, the Company, the investment manager and principal underwriter have adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.



   Copies of the codes of ethics of the Company, its investment manager and principal underwriters are on file with the SEC.



Proxy Voting Guidelines and Procedures



   Although individual Board members may not agree with particular policies or votes by the Fund's Manager, the Board of Directors has approved delegating proxy voting discretion to the Manager believing that the Manager should be responsible for voting because it is a matter relating to the investment decision-making process.



   Attached as Appendix A are summaries of the guidelines that the Fund uses to determine how to vote proxies relating to portfolio securities, including the procedures that the Fund uses when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Manager or any affiliated person of the Fund or the Manager on the other. These summaries of the guidelines give a general indication as to how the Manager will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the Manager always endeavors to vote proxies relating to portfolio securities in accordance with the Fund's investment objectives.


Counsel and Auditors


   Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, serves as counsel to the Company. The Directors who are not "interested persons" of the Company have selected Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, to serve as their legal counsel.



   KPMG LLP, independent auditors, 757 Third Avenue, New York, New York 10017, serves as auditors of the Fund and has been selected to render an opinion on the Fund's financial statements for the fiscal year ending April 30, 2004.


Custodian and Transfer Agent


   State Street Bank & Trust Company (the "custodian"), located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the Fund. Under its agreement with the Company on behalf of the Fund, the custodian holds the Fund's portfolio securities and keeps all necessary accounts and records. For its services, the custodian receives a monthly fee based upon the month-end market value of securities held in custody and also receives securities transaction charges. The assets of the Fund are held under bank custodianship in compliance with the 1940 Act.


   Citicorp Trust Bank, fsb (the "transfer agent"), located at 125 Broad Street, New York, New York 10004, serves as the transfer agent and shareholder services agent of the Fund.



   PFPC Global Fund Services ("sub-transfer agent"), whose address is P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as the Fund's sub-transfer agent to render certain shareholder record-keeping and accounting services.



   The Fund has also engaged the services of Primerica Shareholder Services whose address is P.O. Box 9662, Providence, Rhode Island 02940-9662, as a "sub-transfer agent" for PFSI Accounts.


Distributors


   CGM, located at 388 Greenwich Street, New York, New York 10013, and PFS Distributors, Inc. ("PFS Distributors"), located at 3120 Breckinridge
Boulevard, Duluth, Georgia 30099-0001, serve as the Fund's distributors pursuant to written agreements dated June 5, 2000 (the "Distribution Agreements") which were most recently approved by the Fund's Board of Directors, including a majority of the Independent Directors who are not interested persons of the Fund (the "Independent Directors"), on July 24, 2003. These Distribution Agreements replaced a Distribution Agreement with CFBDS, Inc.



   CGM and PFS Distributors may be deemed to be underwriters for purposes of the 1933 Act. From time to time, CGM or PFS Distributors or their affiliates may also pay for certain non-cash sales incentives provided to PFSI Registered Representatives. Such incentives do not have any effect on the net amount invested. In addition to the reallowances from the applicable public offering price described below, PFS Distributors may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation, to PFSI Registered Representatives that sell shares of the Fund.


Initial Sales Charges


   The aggregate dollar amount of sales charges on Class A and Class L shares received by CGM and its affiliates were as follows:



  Class A Shares (paid to CGM)


   For the fiscal year ended April 30:

            2003......................................... $   13,000
            2002......................................... $   49,000
            2001......................................... $4,151,000




  Class A Shares (paid to PFS and/or PFSI)


            2003......................................... $  11,073
            2002......................................... $       0
            2001......................................... $  21,053

  Class L Shares (paid to CGM)


   For the fiscal year ended April 30:

            2003......................................... $    3,000
            2002......................................... $   25,000
            2001......................................... $2,675,000





Deferred Sales Charges



  Class A Shares (paid to CGM)


   For the fiscal year ended April 30:

            2003......................................... $       0
            2002......................................... $       0
            2001......................................... $  45,000



  Class B Shares (paid to CGM)


   For the fiscal year ended April 30:

            2003......................................... $   51,000
            2002......................................... $   94,000
            2001......................................... $  598,000


  Class B Shares (paid to PFS and/or PFSI)

   For the fiscal year ended April 30:

            2003......................................... $    2,600
            2002......................................... $    8,943
            2001......................................... $      287



  Class L Shares (paid to CGM)


   For the fiscal year ended April 30:


            2003......................................... $        0
            2002......................................... $   27,000
            2001......................................... $  170,000



   When payment is made by the investor before the settlement date, unless otherwise noted by the investor, the funds will be held as a free credit balance in the investor's brokerage account and CGM may benefit from the temporary use of the funds. The Company's Board of Directors has been advised of the benefits to CGM resulting from these settlement procedures and will take such benefits into consideration when reviewing the Investment Management and Distribution Agreements for continuance.


Distribution Arrangements


   To compensate CGM or PFS Distributors for the services they provide and for the expenses they bear under the Distribution Agreement, the Fund has adopted a services and distribution plan (the "Plan") pursuant to Rule l2b-1 under the 1940 Act. The only Classes of shares being offered for sale through PFS Distributors are Class A shares and Class B shares. Under the Plan, CGM is paid a fee with respect to shares of each portfolio sold through CGM and PFS Distributors is paid a fee with respect to shares of each portfolio sold through PFS Distributors. Under the Plan, the Fund pays CGM or PFS Distributors (who pays its Registered Representatives), as the case may be, a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.25% of the value of the Fund's average daily net assets attributable to the Class A, Class B and Class L shares. In addition, the Fund pays CGM a distribution fee with respect to the Class B and Class L shares (and pays PFS Distributors with respect to Class A and B shares) to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; payments to and expenses of Smith Barney Financial Consultants, PFSI Registered Representatives, and other persons who provide support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of CGM and PFS Distributors associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses. The Class B and Class L distribution fee is calculated at the annual rate of 0.75% of the value of the Fund's average daily net assets attributable to the shares of the respective Class.



   The following service and distribution fees were incurred by the Fund pursuant to a the Plan during the fiscal years indicated:



                                      Fiscal Year   Fiscal Year   Fiscal Year
                                     Ended 4/30/01 Ended 4/30/02 Ended 4/30/03
                                     ------------- ------------- -------------
 Class A............................  $   39,336    $   36,044     $ 19,507
 Class B............................  $  207,720    $  193,358     $110,105
 Class L............................  $1,557,963    $1,246,943     $603,626



   PFS Distributors and CGM each will pay for the printing, at printer's overrun cost, of prospectuses and periodic reports after they have been prepared, set in type and mailed to shareholders, and will also pay the cost of distributing such copies used in connection with the offering to prospective investors and will also pay for supplementary sales literature and other promotional costs. Such expenses incurred by CGM are distribution expenses within the meaning of the Plan and may be paid from amounts received by CGM from the Fund under the Plan.



   For the fiscal year ended April 30, 2003, CGM incurred distribution expenses totaling $553,133, consisting of:




      Smith Barney
       Financial
      Consultants   Branch  Advertising       Printing and        Interest
      Compensation Expenses   Expense       Mailing Expenses      Expense
      ------------ -------- ----------- ------------------------  --------
        $366,033   $171,869   $14,620             $611               $0





   Under its terms, the Plan continues from year to year, provided such continuance is approved annually by vote of the Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Plan. The Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the Plan also must be approved by the Directors, including the Independent Directors, in the manner described above. The Plan may be terminated with respect to a Class at any time, without penalty, by vote of a majority of the Independent Directors or, with respect to the Fund, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). Pursuant to the Plan, CGM and PFS Distributors will provide the Board of Directors with periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.

Portfolio Transactions


   The Manager arranges for the purchase and sale of the Fund's securities and selects brokers and dealers (including CGM) which, in its best judgment, provide prompt and reliable execution at favorable prices and reasonable commission rates. The Manager may select brokers and dealers that provide it with research services and may cause the Fund to pay such brokers and dealers commissions which exceed those that other brokers and dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and/or research services. In selecting a broker, including CGM, for a transaction, the primary consideration is prompt and effective execution of orders at the most favorable prices. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis.


   Decisions to buy and sell securities for the Fund are made by the Manager, subject to the overall supervision and review of the Company's Board of Directors. Portfolio securities transactions for the Fund are effected by or under the supervision of the Manager.

   Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.


   In executing portfolio transactions and selecting brokers or dealers, it is the Fund's policy to seek the best overall terms available. The Manager, in seeking the most favorable price and execution, considers all factors it deems relevant, including, for example, the price, the size of the transaction, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. The Manager receives research, statistical and quotation services from several broker-dealers with which it places the Fund's portfolio transactions. It is possible that certain of the services received primarily will benefit one or more other accounts for which the Manager exercises investment discretion. Conversely, the Fund may be the primary beneficiary of services received as a result of portfolio transactions effected for other accounts. The Manager's fee under the Investment Management Agreement is not reduced by reason of its receiving such brokerage and research services. The Company's Board of Directors, in its discretion, may authorize the Manager to cause the Fund to pay a broker that provides brokerage and research services to the Manager a commission in excess of that which another qualified broker would have charged for effecting the same transaction. CGM will not participate in commissions from brokerage given by the Fund to other brokers or dealers and will not receive any reciprocal brokerage business resulting therefrom. For the fiscal year ended April 30, 2003, the Fund directed brokerage transactions totaling $556,887 because of research services provided. For the fiscal year ended April 30, 2003, the amount of brokerage commissions paid on such transactions totaled $400.


The Fund has paid the following in brokerage commissions for portfolio transactions:


                                                                                                               % of Total
                                                                                                             Dollar Amount
                                                                                     % of Total             of Transactions
                                                                                     Brokerage                 Involving
                                                          Commissions               Commissions               Commissions
                                                            Paid to                   Paid to                   Paid to
   Fiscal Year Ended               Total                      CGM                       CGM                       CGM
        April 30           Brokerage Commissions         and Affiliates            and Affiliates            and Affiliates
   -----------------       ---------------------         --------------            --------------           ---------------
          2001                    $197,773                  $14,557                    7.36%                     1.70%
          2002                    $116,702                  $     0                       0%                        0%
          2003                    $ 50,327                  $     0                       0%                        0%

   In accordance with Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the Company's Board of Directors has determined that any portfolio transaction for the Fund may be executed through CGM or an affiliate of CGM if, in the Manager's judgment, the use of CGM or an affiliate is likely to result in price and execution at least as favorable as those of other qualified brokers and if, in the transaction, CGM or the affiliate charges the Fund a commission rate consistent with those charged by CGM or an affiliate to comparable unaffiliated customers in similar transactions. In addition, under SEC rules, CGM may directly execute such transactions for the Fund on the floor of any national securities exchange, provided: (a) the Board of Directors has expressly authorized CGM to effect such transactions; and (b) CGM annually advises the Fund of the aggregate compensation it earned on such transactions.


   Even though investment decisions for the Fund are made independently from those of the other accounts managed by the Manager, investments of the kind made by the Fund also may be made by those other accounts. When the Fund and one or more accounts managed by the Manager are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Manager to be equitable. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained for or disposed of by the Fund.


   The Fund will not purchase securities during the existence of any underwriting or selling group relating to the securities of which the Manager is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of this limitation in comparison with other funds that have similar investment objectives but that are not subject to a similar limitation. The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Fund may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit the Fund from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings.


Portfolio Turnover


   The Fund's portfolio turnover rate (the lesser of purchases or sales of portfolio securities during the year, excluding purchases or sales of short-term securities, divided by the monthly average value of portfolio securities) is generally not expected to exceed 100%. The rate of turnover will not be a limiting factor, however, when the Fund deems it desirable to sell or purchase securities. The Manager will rebalance the allocation of the U.S. Equity segment and the International Equity segment in the Fund's portfolio at any time in which the percentage of the Fund's portfolio invested in either the U.S. Equity segment and the International Equity segment equals or exceeds 60% of the Fund's total assets invested in either segment for a period of more than 10 days. As a result, when securities in either the U.S. Equity or International Equity segment of the Fund's portfolio have underperformed the securities in the other segment of the portfolio, the Manager will rebalance the portfolio to increase the Fund's assets allocated to the segment that underperformed, and decrease the assets allocated to the segment that outperformed, the other segment. The Manager will also monitor the Fund's portfolio to ensure that no more than 25% of the Fund's assets are concentrated in the securities of companies in the same industry and that the Fund complies with its other investment policies. The Manager may cause the Fund to sell or purchase securities to ensure compliance with the Fund's investment policies. For the April 30, 2002 and 2003 fiscal years, the Fund's portfolio turnover rates were 2% and 7%, respectively.


                              PURCHASE OF SHARES

General


   Investors may purchase shares from a Smith Barney Financial Consultant or a Service Agent. In addition, certain investors, including qualified retirement plans purchasing through certain Service Agents, may purchase shares directly from the Fund. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class L or Class Y shares. CGM and Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at a sub-transfer agent are not subject to a maintenance fee.



   Investors in Class A, Class B and Class L shares may open an account in the Fund by making an initial investment of at least $1,000 for each account, or $250 for an IRA or a Self-Employed Retirement Plan, in the Fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(k) of the Code, the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes in the Fund is $25. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including CGM, unitholders who invest distributions from, or proceeds from a sale of, a Unit Investment Trust ("UIT") sponsored by CGM, and Directors/Trustees of any of the Smith Barney Mutual Funds, and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the applicable sub-transfer agent. Share certificates are issued to CGM accounts only upon a shareholder's written request to the applicable sub-transfer agent.



   Purchase orders received by the Fund or a Smith Barney Financial Consultant prior to the close of regular trading on the New York Stock Exchange ("NYSE"), on any day the Fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). For shares purchased through CGM or a Service Agent, payment for shares of the Fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.



   Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, CGM or a sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to a shareholder's Fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by CGM or a sub-transfer agent. The Systematic Investment Plan also authorizes CGM to apply cash held in the shareholder's Smith Barney brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the Fund or a Service Agent.


Sales Charge Alternatives

   The following Classes of shares are available for purchase. See the Prospectus for a discussion of factors to consider in selecting which Class of shares to purchase.

   Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:


                                                                Broker/Dealer
                      Sales Charge as a % Sales Charge as a % Compensation as %
                        of Transaction    of Amount Invested  Of Offering Price
                      ------------------- ------------------- -----------------
 Amount of Investment
 Less than $25,000...        5.00%               5.26%              4.50%
 25,000-49,999.......        4.25                4.44               3.83
 50,000-99,999.......        3.75                3.90               3.38
 100,000-249,999.....        3.25                3.36               2.93
 250,000-499,999.....        2.75                2.83               2.48
 500,000-999,000.....        2.00                2.04               1.80
 1,000,000 or more...         -0-*                -0-*               -0-*

--------

* Purchases of Class A shares of $1,000,000 or more will be made at net asset value without any initial sales charge, but will be subject to a Deferred Sales Charge of 1.00% on redemptions made within 12 months of purchase. The Deferred Sales Charge on Class A shares is payable to CGM, which compensates Service Agents whose clients make purchases of $1,000,000 or more. The Deferred Sales Charge is waived in the same circumstances in which the Deferred Sales Charge applicable to Class B and Class L shares is waived. See "Deferred Sales Charge Provisions" and "Waivers of Deferred Sales Charge."


   Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Fund as defined in the 1933 Act. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the Fund made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

   Class B Shares. Class B shares are sold without an initial sales charge but are subject to a Deferred Sales Charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.


   Class L Shares. Class L shares are sold with an initial sales charge of 1.00% (which is equal to 1.01% of the amount invested) and are subject to a Deferred Sales Charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below. Until June 22, 2004, purchases of Class L shares by investors who were holders of Class C shares of other Smith Barney Mutual Funds on June 12, 1998 will not be subject to the 1.00% initial sales charge.





   Class Y Shares. Class Y shares are sold without an initial sales charge or deferred sales charge and are available only to investors investing a minimum of $15,000,000 (except there is no minimum purchase amount for purchases by Smith Barney Allocation Series Inc.; qualified and non-qualified retirement plans with $75,000,000 in plan assets for which CitiStreet LLC acts as the plan's recordkeeper; or 401(k) plans of Citigroup and its affiliates).


Sales Charge Waivers and Reductions


   Initial Sales Charge Waivers. Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board Members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney Mutual Funds (including retired Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the NASD, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the Fund by merger, acquisition of assets or otherwise; (c) purchases of

Class A shares by any client of a newly employed Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with CGM), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the Fund (or Class A shares of another Smith Barney Mutual Fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the Fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by a separate account used to fund certain unregistered variable annuity contracts; (h) investments of distributions from, or proceeds from a sale of, a UIT sponsored by CGM; (i) purchases by investors participating in a CGM fee-based arrangement; (j) purchases of Class A shares by Section 403(b) or Section 401(a) or (k) accounts associated with Copeland Retirement Programs: (k) purchases by separate accounts used to fund certain
Section 403(b) or 401(a) or (k) accounts; (l) purchases by Intergraph Corporate Stock Bonus Plan participants reinvesting distribution proceeds from the sale of the Smith Barney Appreciation Fund; and (m) purchases by executive deferred compensation plans participating in the Citigroup Global Markets Inc. ExecChoice program. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.



   Right of Accumulation. Class A shares of the Fund may be purchased by any "purchaser" (as defined under "Volume Discounts") at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the Fund and of other Smith Barney Mutual Funds that are offered with a sales charge then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.



   Letter of Intent--Class A Shares. A Letter of Intent for an amount of $25,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of the Fund and other Smith Barney Mutual Funds offered with a sales charge acquired during the term of the Letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the option of the investor, up to 90 days before such date. Please contact a Smith Barney Financial Consultant or the transfer agent to obtain a Letter of Intent application.



   Letter of Intent--Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares by Smith Barney Allocation Series Inc., for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the Fund and agree to purchase a total of $15,000,000 of Class Y shares of the Fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees
(including a service fee of 0.25%) and expenses applicable to the Fund's Class
A shares, which may include a Deferred Sales Charge of 1.00%. Please contact a Smith Barney Financial Consultant or the transfer agent for further information.

Deferred Sales Charge Provisions

   "Deferred Sales Charges" are applicable to: (a) Class B shares; (b) Class L shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a Deferred Sales Charge. A Deferred Sales Charge may be imposed on certain redemptions of these shares.

   Any applicable Deferred Sales Charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge shares that are redeemed will not be subject to a Deferred Sales Charge to the extent that the value of such shares represents: (a) capital appreciation of Fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or
(d) with respect to Class L shares and Class A shares that are Deferred Sales Charge shares, shares redeemed more than 12 months after their purchase.


   Class L shares and Class A shares that are Deferred Sales Charge shares are subject to a 1.00% Deferred Sales Charge if redeemed within 12 months of purchase. In circumstances in which the Deferred Sales Charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.


                       Year Since Purchase    Deferred
                       Payment Was Made     Sales Charge
                       ----------------     ------------
                       First...............     5.00%
                       Second..............     4.00
                       Third...............     3.00
                       Fourth..............     2.00
                       Fifth...............     1.00
                       Sixth and thereafter     0.00

   Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares owned by the shareholders as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.


   In determining the applicability of any Deferred Sales Charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that Deferred Sales Charge shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and Fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the Deferred Sales Charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any Deferred Sales Charge will be paid to CGM.


   To provide an example, assume an investor purchased 100 Class B shares of the Fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the Fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The Deferred Sales Charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares

($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total Deferred Sales Charge of $9.60.

Waivers of Deferred Sales Charge

   The Deferred Sales Charge will be waived on: (a) exchanges (see "Exchange Privilege"); (b) redemptions of shares within 12 months following the death or disability of the shareholder; (c) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 591/2; (d) involuntary redemptions; and (e) redemptions of shares to effect a combination of the Fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any Deferred Sales Charge imposed on the prior redemption.


   Deferred Sales Charge waivers will be granted subject to confirmation (by CGM in the case of shareholders who are also Smith Barney clients or by the transfer agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.





   Smith Barney Funds Retirement Program. The Fund offers Class A and Class L shares, at net asset value, to participating plans for which Paychex, Inc. acts as the plan's recordkeeper. Participating plans can meet minimum investment and exchange amounts, if any, by combining the plan's investments in any of the Smith Barney Mutual Funds.



   There are no sales charges when you buy or sell shares and the class of shares you may purchase depends on the amount of your initial investment and/or the date your account is opened. Once a class of shares is chosen, all additional purchases must be of the same class.



   The class of shares you may purchase depends on the amount of your initial investment:



   Class A Shares. Class A shares may be purchased by plans investing at least $3 million.



   Class L Shares. Class L shares may be purchased by plans investing less than $3 million. Class L shares are eligible to exchange into Class A shares not later than eight years after the plan joined the program. They are eligible for exchange in the following circumstances:



   If, at the end of the fifth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program, a participating plan's total Class L holdings in all non-money market Smith Barney Mutual Funds equal at least $3,000,000, the participating plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the Fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan's holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.



   Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class L shares for Class A shares of the same fund regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class L shares, but instead may acquire Class A shares of the same fund. Any Class L shares not converted will continue to be subject to the distribution fee.

   For further information regarding this Program, contact your Service Agent or the transfer agent. Participating plans that enrolled in the Smith Barney Funds Retirement Program prior to June 2, 2003 should contact the transfer agent for information regarding the Class B or Class L exchange privileges applicable to their plan.


Volume Discounts


   The schedule of sales charges on Class A shares described in the Prospectus applies to purchases made by any "purchaser," which is defined to include the following: (a) an individual; (b) an individual's spouse and his or her children purchasing shares for their own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; and (d) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Investment Advisors Act of 1940, as amended) purchasing shares of the Fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Class A shares should contact a Smith Barney Financial Consultant or a Service Agent.



CGM Accounts



   Purchases of shares of the Fund must be made through a brokerage account maintained with CGM , an introducing broker or an investment dealer in the selling group. In addition, certain investors, including qualified retirement plans and certain other institutional investors, may purchase shares directly from the Fund through the transfer agent. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class L, or Class Y shares. CGM and other broker/dealers may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at PFPC are not subject to a maintenance fee.



PFSI Accounts



   The Fund offers two classes of shares to investors purchasing through PFSI:
Class A shares and Class B shares.



   Initial purchase of shares of the Fund must be made through a PFSI Registered Representative by completing the appropriate application. The completed application should be forwarded to Primerica Shareholder Services, P.O. Box 9662, Providence, Rhode Island 02940-9662. Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check. Subsequent investments may be sent directly to Primerica Shareholder Services. In processing applications and investments, Primerica Shareholder Services acts as agent for the investor and for PFSI and also as agent for the distributor, in accordance with the terms of the Prospectus. If the transfer agent ceases to act as such, a successor company named by the Fund will act in the same capacity so long as the account remains open.


   Shares purchased will be held in the shareholder's account by Primerica Shareholder Services. A shareholder that has insufficient funds to complete any purchase may be charged a fee of up to $30 per returned purchase by Primerica Shareholder Services.


   Investors in Class A and Class B shares may open an account by making an initial investment of at least $1,000 for each account in each Class (except for Systematic Investment Plan accounts). Subsequent investments of at least $50 may be made for each Class. For the Fund's Systematic Investment Plan, the minimum initial investment requirement for Class A and Class B shares and the subsequent investment requirement for each Class is $25. There are no minimum investment requirements in Class A shares for employees of Citigroup and its subsidiaries, including CGM, Directors or Trustees of any of the Smith Barney Mutual Funds, and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Purchase orders received by the transfer agent or sub-transfer agent prior to the close of regular trading on the NYSE, on any day the Fund calculates its net asset value, are priced according to the net asset value determined on that day.


   Initial purchases of Fund shares may be made by wire. The minimum investment that can be made by wire is $10,000. Before sending the wire, the PFSI Registered Representative must contact Primerica Shareholder Services at (800) 665-8677 to obtain proper wire instructions. Once an account is open, a shareholder may make additional investments by wire. The shareholder should contact Primerica Shareholder Services at (800) 544-5445 to obtain proper wire instructions.



   Upon completion of certain automated systems, shareholders who establish telephone transaction authority on their account and supply bank account information may make additions to their accounts at any time. Shareholders should contact Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. Eastern time any day that the NYSE is open. If a shareholder does not wish to allow telephone subsequent investments by any person in his account, he should decline the telephone transaction option on the account application. The minimum telephone subsequent investment is $50 and can be up to a maximum of $50,000. By requesting a subsequent purchase by telephone, you authorize Primerica Shareholder Services to transfer funds from the bank account provided for the amount of the purchase. Subsequent investments by telephone may not be available if the shareholder cannot reach Primerica Shareholder Services whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's regular subsequent investment procedure described above.


   Redemption proceeds can be sent by check to the address of record, by wire transfer to a bank account designated on the application or to a bank account designated on the application via the Automated Clearinghouse (ACH). Primerica Shareholder Services will process and mail a shareholder's redemption check usually within two to three business days after receiving the redemption request in good order.

   The shareholder may request the proceeds to be mailed by two-day air express for an $8 fee that will be deducted from the shareholder's account or by one-day air express for a $15 fee that will be deducted from the shareholder's account.

   An Account Transcript is available at a shareholder's request, which identifies every financial transaction in an account since it has opened. To defray administrative expenses involved with providing multiple years worth of information, a fee may be assessed for each Account Transcript requested. Additional copies of tax forms are available at the shareholder's request. A fee for each tax form may be assessed.

   Additional information regarding Primerica Shareholder Services may be obtained by contacting the Customer Services Department at (800) 544-5445.

Determination of Public Offering Price


   The Fund offers its shares to current shareholders of the Fund on a continuous basis. The public offering price for Class A, Class B and Class Y shares of the Fund is equal to the net asset value per share at the time of purchase, plus for Class A shares an initial sales charge based on the aggregate amount of the investment. The public offering price for Class A share purchases, including applicable rights of accumulation, equaling or exceeding $1 million is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. The public offering price for a Class L share includes a 1.00% initial sales charge. A Deferred Sales Charge is imposed on certain redemptions of Class B shares, and on Class L shares and Class A shares (purchased in amounts exceeding $1 million) redeemed within one year of purchase.

                             REDEMPTION OF SHARES

   The right of redemption of shares of the Fund may be suspended or the date of payment postponed (a) for any periods during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable or (c) for any other periods as the SEC by order may permit for the protection of the Fund's shareholders.

   If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the sub-transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period or the redemption proceeds are to be sent to an address other than the address of record. Unless otherwise directed, redemption proceeds will be mailed to a shareholder's address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.


   If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the transfer agent receives further instructions from Smith Barney, or if the shareholder's account is not with CGM, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and CGM will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days.


Distributions in Kind

   If the Board of Directors of the Fund determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, the Fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the Fund's net assets by a distribution in kind of portfolio securities in lieu of cash. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under "Share price" in the Prospectus. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.


CGM Accounts



   Shares held by CGM as custodian must be redeemed by submitting a written request to a Smith Barney Financial Consultant. Shares other than those held by CGM as custodian may be redeemed through an investor's Service Agent or by submitting a written request for redemption to:


      Smith Barney Investment Funds Inc.
      --Smith Barney Premier Selections Global Growth Fund
      Class A, B, L or Y (please specify)
      c/o PFPC Global Fund Services
      P.O. Box 9699
      Providence, RI 02940-9699

   A written redemption request must (a) state the class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution, such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor's address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, directors or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form. Redemption proceeds will be mailed to a shareholder's address of record.


   Telephone Redemption and Exchange Program. Shareholders who do not have a brokerage account may be eligible to redeem and exchange shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact the transfer agent at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee, that will be provided by a sub-transfer agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his/her initial investment in the Fund.)


   Redemptions. Redemption requests of up to $50,000 of any class or classes of shares of the Fund may be made by eligible shareholders by calling the transfer agent at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. Eastern time on any day the NYSE is open. Redemptions of shares for which certificates have been issued are not permitted under this program.


   A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The Fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.


   Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. Eastern time on any day on which the NYSE is open.


   Additional Information Regarding Telephone Redemption and Exchange
Program. Neither the Fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The Fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

PFSI Accounts


   Shareholders may redeem for cash some or all of their shares of the Fund at any time by sending a written request in proper form directly to Primerica Shareholder Services, at P.O. Box 9662, Providence, Rhode Island 02940-9662. If you should have any questions concerning how to redeem shares in your account after reviewing the information below, please contact Primerica Shareholder Services at (800) 544-5445, Spanish-speaking representatives (800) 544-7278 or TDD Line for the Hearing Impaired (800) 824-1721.

   The request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not paid to the record owner(s) at the record address, if the shareholder(s) has had an address change within 30 days or less of the shareholder's redemption request, or if the shareholder(s) is a corporation, sole proprietor, partnership, trust or fiduciary, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

   Generally, a properly completed Redemption Form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, in the case of shareholders holding certificates, the certificates for the shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is also required by Primerica Shareholder Services in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. Additionally, if a shareholder requests a redemption from a Retirement Plan account (IRA or SEP), such request must state whether or not federal income tax is to be withheld from the proceeds of the redemption check. Redemption from a 403(b)(7) account requires completion of a special form. Please call Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. Eastern time to obtain the proper forms.

   A shareholder may utilize Primerica Shareholder Services Telephone Redemption service to redeem his or her account as long as they have authorized the telephone redemption option. If a shareholder does not wish to allow telephone redemptions by any person in his account, he should decline the telephone transaction option on the account application. The telephone redemption option can be used only if: (a) the redemption proceeds are to be mailed to the address of record and there has been no change of address of record within the preceding 30 days; (b) the shares to be redeemed are not in certificate form; (c); the person requesting the redemption can provide proper identification information; and (d) the proceeds of the redemption do not exceed $50,000. 403(b)(7) accounts and accounts not registered in the name of individual(s) are not eligible for the telephone redemption option. Telephone redemption requests can be made by contacting Primerica Shareholder Services at
(800) 544-5445 between 8:00 a.m. and 8:00 p.m. Eastern time any day that the NYSE is open. Telephone redemption may not be available if the shareholder cannot reach Primerica Shareholder Services because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's regular redemption procedure described above.

   Redemption proceeds can be sent by check to the shareholder's address of record, by wire transfer to a bank account designated on the application or to a bank account designated on the application via the Automated Clearinghouse
(ACH). Primerica Shareholder Services will process and mail a shareholder's redemption check usually within two to three business days after receiving the redemption request in good order. The shareholder may request the proceeds to be mailed by two-day air express for an $8 fee that will be deducted from the shareholder's account or by one-day air express for a $15 fee that will be deducted from the shareholder's account.

Automatic Cash Withdrawal Plan

   An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares with a value of at least $10,000 and who wish to receive specific amounts of cash monthly or quarterly.

Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment. Any applicable Deferred Sales Charge will not be waived on amounts withdrawn by shareholders that do not exceed 1.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences. (With respect to Withdrawal Plans in effect prior to November 7, 1994, any applicable Deferred Sales Charge will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of the shareholder's shares that are subject to a Deferred Sales Charge). To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the Fund, there will be a reduction in the value of the shareholder's investment, and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the Fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the Fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted (not applicable to PFSI accounts). All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the Fund.



   Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with a sub-transfer agent as agent for Withdrawal Plan members. For additional information, shareholders should contact a Smith Barney Financial Consultant or one of the Fund's sub-transfer agents. A shareholder who purchases shares directly through a sub-transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by a sub-transfer agent no later than the eighth day of the month (not applicable to PFSI accounts) to be eligible for participation beginning with that month's withdrawal.




                              EXCHANGE PRIVILEGE


   Except as noted below and in the Prospectus, shareholders of any of the Smith Barney Mutual Funds may exchange all or part of their shares for shares of the same class of other Smith Barney Mutual Funds, to the extent such shares are offered for sale in the shareholder's state of residence, on the basis of relative net asset value per share at the time of exchange. Exchanges of Class A, Class B and Class L shares are subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made. The Deferred Sales Charge (if any) will continue to be measured from the date of a shareholder's original purchase of shares subject to a Deferred Sales Charge. If the fund exchanged into has a higher Deferred Sales Charge, the shareholder will be subject to that charge. If a shareholder exchanges at any time into a fund with a lower charge, the sales charge will not be reduced. Please note specific exchange requirements as follows:



      A. Class A and Class Y shares of the Fund may be exchanged without a sales charge for shares of the respective shares of any of the Smith Barney Mutual Funds.



      B. Class B shares of the Fund exchanged for Class B shares of another Smith Barney Mutual Fund will be subject to the higher applicable Deferred Sales Charge of the two funds and, for purposes of calculating Deferred Sales Charge rates and conversion periods, will be deemed to have been held since the date the shares being exchanged were deemed to be purchased.


      C. Class L shares of any fund may be exchanged without a sales charge. For purposes of Deferred Sales Charge applicability, Class L shares of the Fund exchanged for Class L shares of another Smith Barney Mutual Fund will be deemed to have been owned since the date the shares being exchanged were deemed to be purchased.


   The exchange privilege enables shareholders to acquire shares of the same class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Smith Barney Financial Consultant or a Service Agent.



   Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. CGM and PFS Distributors reserve the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders. As stated in the Prospectus, the exchange privilege is limited for shares distributed through PFS Distributors.


   Additional Information Regarding Exchanges. The Fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund and its shareholders. Accordingly, if the Fund's Manager in its sole discretion determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of Fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney Mutual Fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The Fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund's policy on excessive trading applies to investors who invest in the Fund directly or through Service Agents, but does not apply to any systematic investment plans described in the Prospectus.


   During times of drastic economic or market conditions, the Fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the Fund being purchased formally accepts the order, which may result in the purchase being delayed.



                              VALUATION OF SHARES



   The net asset value per share of the Fund's classes is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and class-specific expenses, the per share net asset value of each class may differ. The following is a description of the procedures used by the Fund in valuing its assets.



   Generally, the Fund's investments are valued at market value, or, in the absence of a market value with respect to any securities, at fair value. Securities listed on an exchange are valued on the basis of the last sale prior to the time the valuation is made. If there has been no sale since the immediately previous valuation, then the current bid price is used. Portfolio securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Quotations are taken from the exchange where the security is primarily traded. Portfolio securities which are primarily traded on foreign exchanges may be valued with the assistance of a pricing service and are generally valued at the preceding closing values of such securities on their respective exchange, except that when an occurrence subsequent to the time a foreign security is valued is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Directors. Over-the-counter securities are valued on the basis of the bid price at the close of business on each day. Unlisted foreign securities are valued at the mean between the last available bid and offer price prior to the time of valuation. Any assets or liabilities initially expressed in terms of foreign currencies will be converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. If such quotations are not available, the rate of exchange will be determined in good faith by or under the direction of the Board of Directors. Securities for which market quotations are not readily available are valued at fair value.



   A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. In carrying out the Board of Directors' valuation policies, SBFM, as administrator, may consult with an independent pricing service.



Debt securities of U.S. issuers (other than U.S. government securities and short-term investments) are valued by SBFM, as administrator, after consultation with a pricing service approved by the Board of Directors. When, in the judgment of the pricing service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices and asked prices. Investments for which, in the judgment of the pricing service, there are not readily obtainable market quotations are carried at fair value as determined by the pricing service. The procedures of the pricing service are reviewed periodically by the Officers of the Company under the general supervision and responsibility of the Board of Directors.


                               PERFORMANCE DATA


   From time to time, the Company may advertise the Fund's total return and average annual total return in advertisements and/or other types of sales literature. These figures are computed separately for Class A, Class B, Class L and Class Y shares of the Fund. These figures are based on historical earnings and are not intended to indicate future performance. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gain distributions on the reinvestment dates at prices calculated as stated in this Prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC, is derived from this total return which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The Company may also include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc. and other financial publications.


   From time to time, the Company may quote the Fund's total return in advertisements or in reports and other communications to shareholders. The Company may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may be included in the following industry and financial publications: Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investor's Business Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal. To the extent any advertisement or sales literature of the Fund describes the expenses or performance of any Class it will also disclose such information for the other Classes.

Average Annual Total Return (Before Taxes)



   "Average annual total return," as described below, is computed according to a formula prescribed by the SEC. The formula can be expressed as follows:



                             P (1 + T)n = ERV



Where: P   =   a hypothetical initial payment of $1,000.
       T   =   average annual total return.
       n   =   number of years.
       ERV =   Ending Redeemable Value of a hypothetical
               $1,000 investment made at the beginning of a
               1-, 5-, or 10-year period at the end of a 1-, 5-, or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.



   The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.



                              Average Annual Total Return for the Fiscal Year
                                     Ended April 30, 2003
                              ---------------------------------------------
                                                                  Since
              Class of Shares  1-Year     5-Year    10-Year    Inception/1/
              --------------- ------      ------    -------    -----------
                Class A/2/... (21.21)%     N/A        N/A        (20.61)%
                Class B/3/... (21.88)%     N/A        N/A        (20.62)%
                Class L/4/... (19.32)%     N/A        N/A        (20.01)%
                Class Y/5/...    N/A       N/A        N/A           N/A

--------

/1/ Class A, B and L shares commenced operations on June 30, 2000.


/2/ The average annual total return figure assumes that the maximum 5.00% sales charge has been deducted from the investment at the time of purchase. If the maximum sales charge had not been deducted, the average annual total return for Class A shares would have been (17.02)%, N/A, N/A and (19.16)% for the same periods.


/3/ The average annual total return figure assumes that the maximum applicable
    Deferred Sales Charge has been deducted from the investment at the time of redemption. If the maximum Deferred Sales Charge had not been deducted, the average annual total return for Class B shares would have been (17.77)%, N/A, N/A and (19.76)% for the same periods.


/4/ The average annual total return figure assumes that the maximum applicable initial and Deferred Sales Charges have been deducted from the investment at the time of redemption. If the maximum initial and Deferred Sales
    Charges had not been deducted, the average annual total return for Class L shares would have been (17.63)%, N/A, N/A and (19.71)% for the same periods.


/5/ Class Y shares do not incur sales charges or Deferred Sales Charges. There were no Class Y shares outstanding during the past fiscal year.

Aggregate Total Return (Before Taxes)



   "Aggregate total return" represents the cumulative change in the value of an investment in the class for the specified period and is computed by the following formula:



                                     ERV-P


                                       P



Where: P   =   a hypothetical initial payment of $10,000.
       ERV =   Ending Redeemable Value of a hypothetical
               $10,000 investment made at the beginning of a
               1-, 5-, or 10-year period at the end of a 1-, 5-, or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.



   The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.



                              Aggregate Annual Total Return for the
                               Fiscal Year Ended April 30, 2003
              -               ---------------------------------
                                                          Since
              Class of Shares  1-Year   5-Year 10-Year Inception/1/
              --------------- ------    ------ ------- -----------
                Class A/2/... (21.21)%   N/A     N/A     (48.00)%
                Class B/3/... (21.88)%   N/A     N/A     (48.01)%
                Class L/4/... (19.32)%   N/A     N/A     (46.87)%
                Class Y/5/...    N/A     N/A     N/A        N/A

--------

/1/ Class A, B and L shares commenced operations on June 30, 2000.


/2/ The aggregate total return figure assumes that the maximum 5.00% sales charge has been deducted from the investment at the time of purchase. If the maximum sales charge had not been deducted, the aggregate annual total return for Class A shares would have been (17.02)%, N/A, N/A and (45.26)% for the same periods.


/3/ The aggregate annual total return figure assumes that the maximum applicable Deferred Sales Charge has been deducted from the investment at the time of redemption. If the maximum Deferred Sales Charge had not been deducted, the average annual total return for Class B shares would have been (17.77)%, N/A, N/A and (46.40)% for the same periods.


/4/ The aggregate annual total return figure assumes that the maximum applicable initial and Deferred Sales Charges have been deducted from the investment at the time of redemption. If the maximum initial and deferred sales charges had not been deducted, the aggregate annual total return for Class L shares would have been (17.63)%, N/A, N/A and (46.32)% for the same periods.


/5/ Class Y shares do not incur sales charges or Deferred Sales Charges. There were no Class Y shares outstanding during the past fiscal year.

After-Tax Return



   From time to time the Fund may include after-tax performance information in advertisements. To the extent the Fund includes such information, it will be computed according to the following formulas:



Average Annual Total Return (After Taxes on Distributions)



                               P (1 + T)n = ATVD



Where: P    =   a hypothetical initial payment of $1,000.
       T    =   average annual total return (after taxes on distributions).
       n    =   number of years.
       ATVD =   ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the
                1-, 5- or 10-year period (or fractional portion thereof), after taxes on Fund distributions but not after taxes on redemption.



                                   Average Annual Total Return
                                 (After Taxes on Distributions)
                                for the Fiscal Year Ended April 30, 2003
                                --------------------------------------
                                                                Since
               Class of Shares*  1-Year    5-Year   10-Year   Inception
               ---------------- ------     ------   -------   ---------
                   Class A..... (21.21)%    N/A       N/A      (20.61)%
                   Class B..... (21.88)%    N/A       N/A      (20.62)%
                   Class L..... (19.32)%    N/A       N/A      (20.01)%
                   Class Y.....   N/A       N/A       N/A        N/A

--------

* Class A, B and L shares commenced operations on June 30, 2000.



Average Annual Total Return (After Taxes on Distributions and Redemptions)



                              P (1 + T)n = ATVDR



 Where: P     =   a hypothetical initial payment of $1,000.
        T     =   average annual total return (after taxes on distributions and redemption).
        n     =   number of years.
        ATVDR =   ending value of a hypothetical $1,000 investment made at
                  the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on Fund distributions and redemption.



                                   Average Annual Total Return
                                (After Taxes on Distributions and Redemptions)
                                for Fiscal Year Ended April 30, 2003
                                --------------------------------------------
                                                                    Since
               Class of Shares*  1-Year      5-Year    10-Year    Inception
               ---------------- ------       ------    -------    ---------
                   Class A..... (13.02)%      N/A        N/A       (15.72)%
                   Class B..... (13.43)%      N/A        N/A       (15.72)%
                   Class L..... (11.86)%      N/A        N/A       (15.29)%
                   Class Y.....   N/A         N/A        N/A         N/A

--------

* Class A, B and L shares commenced operations on June 30, 2000.

                          DIVIDENDS AND DISTRIBUTIONS


Dividends and Distributions

   The Fund's policy is to distribute its net investment income and net realized capital gains, if any, annually. The Fund may also pay additional dividends shortly before December 31 from certain amounts of undistributed ordinary income and capital gains realized in order to avoid a federal excise tax liability.


   If a shareholder does not otherwise instruct, dividends and capital gains distributions will be reinvested automatically in additional shares of the same Class at net asset value, subject to no sales charge or Deferred Sales Charge. A shareholder may change the option at any time by notifying his Smith Barney Financial Consultant or Service Agent. A shareholder whose account is held directly at a sub-transfer agent should notify the sub-transfer agent in writing, requesting a change to this reinvest option.


   The per share dividends on Class B and Class L shares of the Fund may be lower than the per share dividends on Class A and Class Y shares principally as a result of the distribution fee applicable with respect to Class B and Class L shares. The per share dividends on Class A shares of the Fund may be lower than the per share dividends on Class Y shares principally as a result of the service fee applicable to Class A shares. Distributions of capital gains, if any, will be in the same amount for Class A, Class B, Class L and Class Y shares.

                                     TAXES


   The following is a summary of certain material United States federal income tax considerations regarding the purchase, ownership and disposition of shares of the Fund by U.S. persons. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. .. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.


The Fund and Its Investments


   The Fund intends to qualify to be treated as a regulated investment company each taxable year under the Code. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, Futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.



   As a regulated investment company, the Fund will not be subject to U.S. federal income tax on its investment company taxable income (i.e., taxable income other than any excess of net realized long-term capital gains over net realized short-term capital losses ("net capital gains")) and its net capital gains, if any, that it distributes to its shareholders, provided that the Fund satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its investment company taxable income, plus or minus certain other adjustments as specified in the Code, and (ii)

90% of its net tax-exempt income for the taxable year is distributed in compliance with the Code's timing and other requirements but will be subject to tax at regular corporate rates on any taxable income or gains it does not distribute to its shareholders.

   The Code imposes a 4% nondeductible excise tax on the Fund to the extent it does not distribute by the end of any calendar year at least 98% of its net investment income for that year and 98% of the net amount of its capital gains (both long- term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.


   If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would constitute dividends (eligible for the corporate dividends-received deduction) that are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.



   The Fund's transactions in foreign currencies, forward contracts, options and Futures Contracts (including options and Futures Contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, Futures Contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.



   The Fund's investment in so-called "Section 1256 contracts," such as regulated Futures Contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All Section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in Section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

   Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The Fund will not be eligible to elect to treat any foreign taxes paid by it as paid by its shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own tax returns. Foreign taxes paid by the Fund will reduce the return from the Fund's investments.


   Passive Foreign Investment Companies. If the Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.


   If the Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.


   Alternatively, the Fund may also make a mark-to-market election that would result in the Fund being treated as if it had sold and repurchased all of its PFIC stock at the end of each year. In such case, the Fund would report gains as ordinary income and would deduct losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the Internal Revenue Service (the "IRS"). By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this "phantom" income and gain to satisfy its distribution requirement and to avoid imposition of the 4% excise tax. The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.



Taxation of U. S. Shareholders



   Dividends and Distributions. Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.



   The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income and any net capital gains. The Fund currently expects to distribute any such excess annually to its shareholders. However, if the Fund retains for investment an amount equal to all or a portion of its net capital gains, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United States federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed net capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such net capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

   Distributions of net long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund.



   All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income.



   Under a recently enacted law, however, special rules apply to regular dividends paid to individuals. Such a dividend, with respect to taxable years ending on or before December 31, 2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the Fund to an individual in a particular taxable year if 95% or more of the Fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the regular dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, "qualified dividend income" generally means income from dividends received by the Fund after December 31, 2002 from U.S. corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax exempt corporations. Also, dividends received by the Fund from a real estate investment trust or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such a real estate investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.



   We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.



   If an individual receives a dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than or equal to 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.



   Dividends and distributions paid by the Fund attributable to dividends on stock of U.S. corporations received by the Fund, with respect to which the Fund meets certain holding period requirements, will be eligible for the deduction for dividends received by corporations. Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

   Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.


   Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.



   Backup Withholding. The Fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liabilities.



   Notices. Shareholders will receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.


Other Taxation

   Dividends and distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.


   The foregoing is only a summary of certain material tax consequences affecting the Fund and its shareholders. Prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                            ADDITIONAL INFORMATION

   The Company was incorporated on September 29, 1981 under the laws of the state of Maryland under the name Hutton Investment Series Inc. The Company's corporate name was changed on December 29, 1988, July 30, 1993 and October 28, 1994, to SLH Investment Portfolios Inc., Smith Barney Shearson Investment Funds Inc., and Smith Barney Investment Funds Inc., respectively.


   The Company offers shares of nine separate series with a par value of $.001 per share. The Fund offers shares currently classified into four classes--A, B, L and Y. Each class of the Fund represents an identical interest in the Fund's investment portfolio. As a result, the classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges, if any, for each Class; (c) the distribution and/or service fees borne by each Class pursuant to the Plan; (d) the expenses allocable exclusively to each Class; (e) voting rights on matters exclusively affecting a single Class; (f) the exchange privilege of each Class; and (g) the conversion feature of the Class B shares. The Company's Board of Directors does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The Directors, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.


   As permitted by Maryland law, there will normally be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders. At that time, the Directors then in office will call a shareholders' meeting for the election of Directors. The Directors must call a meeting of shareholders for the purpose of voting upon the question or removal of any Director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of the Fund. At such a meeting, a Director may be removed after the holders of record of not less than a majority of the outstanding shares of the Fund have declared that the Director be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the Directors shall continue to hold office and may appoint successor Directors.


   As used in the Prospectus and this SAI, a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Company (or the affected series or Class) or (b) 67% or more of such shares present at a meeting if more than 50% of the outstanding shares of the Company (or the affected series or Class) are represented at the meeting in person or by proxy. A series or Class shall be deemed to be affected by a matter unless it is clear that the interests of each series or Class in the matter are identical or that the matter does not affect any interest of the series or Class. The approval of a management agreement or any change in a fundamental investment policy would be effectively acted upon with respect to the Fund only if approved by a "vote of a majority of the outstanding voting securities" of the Fund; however, the ratification of independent accountants, the election of Directors, and the approval of a distribution agreement that is submitted to shareholders are not subject to the separate voting requirements and may be effectively acted upon by a vote of the holders of a majority of all Company shares voting without regard to series or Class.



   Annual and Semi-Annual Reports. The Fund sends its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by the Fund at the end of the period covered. In an effort to reduce the Fund's printing and mailing costs, the Fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, the Fund also consolidates the mailing of its Prospectus so that a shareholder having multiple accounts (that is, individual, IRA and/or Self-Employed Retirement Plan accounts) will receive a single Prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact their Smith Barney Financial Consultant or the transfer agent.

                             FINANCIAL STATEMENTS


   The Fund's annual report for the fiscal year ended April 30, 2003 was filed on July 3, 2003, Accession Number 0001193125-03-016565, and is incorporated in its entirety by reference.


                               OTHER INFORMATION

   In an industry where the average portfolio manager has seven years of experience (source: ICI, 1998), the portfolio managers of Smith Barney Mutual Funds average 21 years in the industry and 15 years with the firm.

   Smith Barney Mutual Funds offers more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

   That's why we offer four "styles" of fund management that can be tailored to suit each investor's unique financial goals.

   Classic Series--our portfolio manager driven funds
   The Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines. Classic Series Funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

   Premier Selections Series--our best ideas, concentrated funds
   A series of Premier Selections funds managed by several of our most experienced and proven managers in the Smith Barney Mutual Fund family is offered. This series of funds is built on a unique strategy of combining complementary investment management styles to create broader, multiclass and multicap products that are distinguished by a highly concentrated focus.

   Research Series--driven by exhaustive fundamental securities analysis Built on a foundation of substantial buy-side research, the Research funds focus on well-defined industries, sectors and trends.

   Style Pure Series--our solution to funds that stray
   The Style Pure Series funds are the building blocks of asset allocation. Other than maintaining minimal cash or under extraordinary conditions, Style Pure Series funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

                                  APPENDIX A


Summary of Manager Proxy Voting Policies and Procedures

   The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Citigroup, Inc. ("Citigroup"). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the "Policies") to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

   In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.

   In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

   In furtherance of the Manager's goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the Manager's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

   CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

   If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

                                August 28, 2003


                      STATEMENT OF ADDITIONAL INFORMATION

                SMITH BARNEY PREMIER SELECTIONS LARGE CAP FUND
                               125 Broad Street
                           New York, New York 10004
                                1-800-451-2010


   This Statement of Additional Information ("SAI") is not a prospectus and is meant to be read in conjunction with the current combined Prospectus of Smith Barney Premier Selections Large Cap Fund (the "Fund"), Smith Barney Premier Selections All Cap Growth Fund and Smith Barney Premier Selections Global Growth Fund dated August 28, 2003, as amended or supplemented from time to time, and is incorporated by reference in its entirety into the Prospectus. It is intended to provide more detailed information about the Fund as well as matters already discussed in the Prospectus. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders which are incorporated herein by reference. The Prospectus and copies of the reports may be obtained free of charge by contacting a Smith Barney Financial Consultant, a PFS Investments Inc. ("PFSI") Registered Representative, a broker/dealer, financial intermediary or a financial institution (each called a "Service Agent"), or by writing or calling Citigroup Global Markets Inc. ("CGM") at the address or telephone number above. The Fund is a separate investment series of Smith Barney Investment Funds Inc. (the "Company").


                               TABLE OF CONTENTS


                                                                           Page
                                                                           ----
Investment Objective and Management Policies..............................   2
Investment Restrictions...................................................  10
Directors and Executive Officers of the Company...........................  11
Investment Management and Other Services..................................  15
Portfolio Transactions....................................................  19
Portfolio Turnover........................................................  21
Purchase of Shares........................................................  21
Redemption of Shares......................................................  28
Exchange Privilege........................................................  32
Valuation of Shares.......................................................  33
Performance Data..........................................................  34
Dividends and Distributions...............................................  37
Taxes.....................................................................  37
Additional Information....................................................  42
Financial Statements......................................................  43
Other Information.........................................................  43
Appendix A -- Summary of Proxy Voting Policies and Procedures.............

                 INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

   The Prospectus discusses the Fund's investment objective and policies. This section contains supplemental information concerning the types of securities and other instruments in which the Fund may invest, the investment policies and portfolio strategies the Fund may utilize and certain risks associated with these investments, policies and strategies. Smith Barney Fund Management LLC ("SBFM" or the "Manager") serves as investment manager to the Fund.

   Under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in companies with large market capitalizations--those with total market capitalizations of $5 billion or more at the time of investment. The Large Cap Fund's holdings will be comprised of stocks of approximately 40 companies.

   The Fund normally invests approximately 50% of its total assets invested in equity securities of large capitalization companies in each Fund segment, Value and Growth. The Fund does have the flexibility, however, to invest the balance in companies with smaller market capitalizations.

   Under normal market conditions, the majority of the Fund's portfolio will consist of common stock. The Fund, however, reserves the right, as a defensive measure, to hold any type of money market securities, short-term debt securities and cash, in such proportions as, in the opinion of management, prevailing market or economic conditions warrant.


   When-Issued Securities and Delayed Delivery Transactions. The Fund may purchase securities on a "when-issued" basis, for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield) or on a forward commitment basis. The Fund does not intend to engage in these transactions for speculative purposes, but only in furtherance of its investment goal. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Fund at the time of entering into the transaction. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Because of fluctuations in the value of securities purchased or sold on a when-issued, delayed delivery or forward commitment basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers.



   When the Fund agrees to purchase when-issued, delayed delivery or forward commitment securities, the Fund will set aside cash or liquid securities equal to the amount of the commitment in a segregated account on the Fund's books. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. The assets contained in the segregated account will be marked-to-market daily. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Fund engages in when-issued, delayed delivery or forward commitment transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.



   Foreign Securities. The Fund may invest up to 10% of its assets in foreign securities, either directly in securities of foreign issuers or in the form of depositary receipts . Such investments involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include currency exchange control regulations and costs, the possibility of expropriation, seizure, or nationalization of foreign deposits, less liquidity and volume and more volatility in foreign securities markets and the impact of political, social, economic or diplomatic developments or the adoption of other foreign government restrictions that might adversely affect the payment of principal and interest on or market value of securities. If it should become necessary, the Fund might encounter greater difficulties in invoking legal processes abroad than would be the case in the United States. In addition, there may be less publicly available information about a non-U.S. company, and non-U.S. companies are not generally subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. Furthermore, some of these securities may be subject to foreign brokerage and withholding taxes.

   The Fund may also invest in securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or similar securities representing interests in the common stock of foreign issuers. Management intends to limit the Fund's investment in these types of securities to 10% of the Fund's net assets. ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates trading in foreign securities, it does not mitigate the risks associated with investing in foreign securities. However, by investing in ADRs or EDRs rather than directly in foreign issuers' stock, the Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs and EDRs. The information available for ADRs and EDRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting that those to which many foreign issuers may be subject.


   Investments in foreign securities incur higher costs than investments in U.S. securities, including higher costs in making securities transactions as well as foreign government taxes which may reduce the investment return of the Fund. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about individual companies, less market liquidity and political instability.


   Money Market Instruments. The Fund may invest for temporary defensive purposes in short-term corporate and government bonds and notes and money market instruments. Money market instruments include: obligations issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. government securities"); certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. Certificates of deposit ("CDs") are short-term, negotiable obligations of commercial banks. Time deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.



   Repurchase Agreements. The Fund may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities ("repurchase agreements"). The Fund would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose the Fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations. The financial institutions with which the Fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. government securities on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Fund's Manager. The Manager will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least 102% of the repurchase price (including accrued interest). In addition, the Manager will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to at least 102% the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Manager will mark-to-market daily the value of the securities. Repurchase agreements are considered to be loans by the Fund under the Investment Company Act of 1940, as amended (the "1940 Act").

   Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements which involve the sale of Fund portfolio securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Since the proceeds of borrowings under reverse repurchase agreements are invested, this would introduce the speculative factor known as "leverage." The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases it will be able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the Fund intends to use the reverse repurchase technique only when the Manager believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund's assets. The Fund's custodian bank will maintain a separate account for the Fund with securities having a value equal to or greater than such commitments.


   Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. The Fund will not lend portfolio securities to affiliates of the Manager unless they have applied for and received specific authority to do so from the Securities and Exchange Commission ("SEC"). Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. government securities, which are maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. From time to time, the Fund may return to the borrower and/or a third party, which is unaffiliated with the Fund and is acting as a "finder," a part of the interest earned from the investment of collateral received for securities loaned.



   By lending its securities, the Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Although the generation of income is not the primary investment goal of the Fund, income received could be used to pay the Fund's expenses and would increase an investor's total return. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 102% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value;
(v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan.



   Generally, the borrower will be required to make payments to the Fund in lieu of any dividends the Fund would have otherwise received had it not loaned the shares to the borrower. Any such payments, however, will not be treated as "qualified dividend income" for purposes of determining what portion of the Fund's regular dividends (as defined below) received by individuals may be taxed at the rates generally applicable to long-term capital gains (see "TAXES" below).

   Illiquid Securities. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities, which term includes securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

   Non-Diversified Classification. The Fund is classified as a non-diversified fund under the 1940 Act which means the Fund is not limited by the Act in the proportion of its assets it may invest in the obligations of a single issuer. The Fund intends to conduct its operations, however, so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which will relieve the Fund of any liability for Federal income tax to the extent its earnings are distributed to shareholders. To qualify as a regulated investment company, the Fund will, among other things, limit its investments so that, at the close of each quarter of the taxable year (a) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer and (b) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer.


   Master/Feeder Fund Structure. The Board of Directors has the discretion to retain the current distribution arrangement for the Fund while investing in a master fund in a master/feeder fund structure. A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.



   Options, Futures and Currency Strategies. The Fund may use forward currency contracts and certain options and Futures strategies to attempt to hedge its portfolio, i.e., reduce the overall level of investment risk normally associated with the Fund. There can be no assurance that such efforts will succeed.



   Neither the Company nor the Fund will be a commodity pool. In addition, the Manager has claimed an exclusion from the definition of a commodity pool operator and, therefore, is not subject to registration or regulation as a pool operator under the rules of the Commodity Futures Trading Commission. To attempt to hedge against adverse movements in exchange rates between currencies, the Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The Fund may enter into forward currency contracts either with respect to specific transactions or with respect to its portfolio positions. For example, when the Manager anticipates making a purchase or sale of a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which the currency exchange transaction related to the purchase or sale will be made ("transaction hedging"). Further, when the Manager believes a particular currency may decline compared to the U.S. dollar or another currency, the Fund may enter into a forward contract to sell the currency the Manager expects to decline in an amount approximating the value of some or all of the Fund's securities denominated in that currency, or when the Manager believes one currency may decline against a currency in which some or all of the portfolio securities held by the Fund are denominated, it may enter into a forward contract to buy the currency expected to decline for a fixed amount ("position hedging"). In this situation, the Fund may, in the alternative, enter into a forward contract to sell a different currency for a fixed amount of the currency expected to decline where the Manager believes the value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the value of the currency in which portfolio securities of the Fund are denominated ("cross hedging"). The Fund places (i) cash, (ii) U.S. government securities or (iii) equity securities or debt securities (of any grade) in certain currencies provided such assets are liquid, unencumbered and marked to market daily, or other high-quality debt securities denominated in certain currencies in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in a separate account declines, additional cash or securities are placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.


   For hedging purposes, the Fund may write covered call options and purchase put and call options on currencies to hedge against movements in exchange rates and on debt securities to hedge against the risk of fluctuations in the prices of securities held by the Fund or which the Manager intends to include in its portfolio. The Fund also may use interest rate Futures Contracts and options thereon to hedge against changes in the general level in interest rates.



   The Fund may write call options on securities and currencies only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. A call option written by the Fund is "covered" if the Fund owns the securities or currency underlying the option or has an absolute and immediate right to acquire that security or currency without additional cash consideration (or for additional cash consideration held in a segregated account on the Fund's books) upon conversion or exchange of other securities or currencies held in its portfolio. A call option is also covered if the Fund holds on a share-for-share basis a call on the same security or holds a call on the same currency as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other high-grade, short-term obligations in a segregated account on the Fund's books.


   The Fund may purchase put and call options in anticipation of declines in the value of portfolio securities or increases in the value of securities to be acquired. If the expected changes occur, the Fund may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The risk assumed by the Fund in connection with such transactions is limited to the amount of the premium and related transaction costs associated with the option, although the Fund may lose such amounts if the prices of securities underlying the options do not move in the direction or to the extent anticipated.


   Although the Fund may use forward currency contracts, options and Futures, the use of any of these strategies would involve certain investment risks and transaction costs. These risks include: dependence on the Manager's ability to predict movements in the prices of individual debt securities; fluctuations in the general fixed income markets and movements in interest rates and currency markets; imperfect correlation between movements in the price of currency, options, Futures Contracts or options thereon and movements in the price of the currency or security hedged or used for cover; the fact that skills and techniques needed to trade options, Futures Contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which the Fund invests; and lack of assurance that a liquid market will exist for any particular option, Futures Contract or option thereon at any particular time.


   Over-the-counter options in which the Fund may invest differ from exchange traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The Fund may be required to treat as illiquid over-the-counter options purchased and securities being used to cover certain written over-the-counter options.

   Options on Securities. As discussed more generally above, the Fund may engage in writing covered call options. The Fund may also purchase put options and enter into closing transactions. The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forgoes the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

   Options written by the Fund will normally have expiration dates between one and six months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities when the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively.

   The Fund may write (a) in-the-money call options when the Manager expects the price of the underlying security to remain flat or decline moderately during the option period, (b) at-the-money call options when the Manager expects the price of the underlying security to remain flat or advance moderately during the option period and (c) out-of-the-money call options when the Manager expects that the price of the security may increase but not above a price equal to the sum of the exercise price plus the premiums received from writing the call option. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments as such call options are used in equivalent transactions.

   So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring it to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation ("Clearing Corporation") or similar clearing corporation and the securities exchange on which the option is written.

   An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. The Fund expects to write options only on national securities exchanges or in the over-the-counter market. The Fund may purchase put or call options issued by the Clearing Corporation or in the over-the-counter market.

   The Fund may realize a profit or loss upon entering into a closing transaction. In cases in which the Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when the Fund has purchased an option and engages in a closing sale transaction, whether it recognizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs.

   Although the Fund generally will purchase or write only those options for which the Manager believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered certain of the facilities of the Clearing Corporation and national securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

   Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Fund and other clients of the Manager and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions.

   In the case of options written by the Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stocks with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk because the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

   Although the Manager will attempt to take appropriate measures to minimize the risks relating to the Fund's writing of call options and purchasing of put and call options, there can be no assurance that the Fund will succeed in its option-writing program.


   Stock Index Options. As described generally above, the Fund may purchase put and call options and write call options on domestic stock indexes listed on domestic exchanges in order to realize its investment objective of long-term capital growth or for the purpose of hedging its portfolio. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the New York Stock Exchange Composite Index or the Canadian Market Portfolio Index, or a narrower market index such as the Standard & Poor's 100. Indexes also are based on an industry or market segment such as the Amex Oil Index or the Amex Computer Technology Index.


   Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by
(b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

   The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the segment of the securities portfolio of the Fund correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indexes will be subject to the Manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.


   Futures Contracts and Options on Futures Contracts. As described generally above, the Fund may invest in stock index Futures Contracts and options on Futures Contracts traded on a domestic exchange or board of trade. Futures Contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The primary purpose of entering into a Futures Contract by the Fund is to protect the Fund from fluctuations in the value of securities without actually buying or selling the securities. The Fund may enter into Futures Contracts and options on Futures to seek higher investment returns when a Futures Contract is priced more attractively than stocks comprising a benchmark index, to facilitate trading or to reduce transaction costs. The Fund will enter into Futures Contracts and options only on Futures Contracts that are traded on a domestic exchange or board of trade. Assets committed to Futures Contracts will be segregated on the Fund's books to the extent required by law.



   The purpose of entering into a Futures Contract by the Fund is to protect the Fund from fluctuations in the value of securities without actually buying or selling the securities. For example, in the case of stock index Futures Contracts, if the Fund anticipates an increase in the price of stocks it intends to purchase at a later time, the Fund could enter into contracts to purchase the stock index (known as taking a "long" position) as a temporary substitute for the purchase of stocks. If an increase in the market occurs that influences the stock index as anticipated, the value of the Futures Contracts increases and thereby serves as a hedge against the Fund's not participating in a market advance. The Fund then may close out the Futures Contracts by entering into offsetting Futures Contracts to sell the stock index (known as taking a "short" position) as it purchases individual stocks. The Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities. But by using Futures Contracts as an investment tool to reduce risk, given the greater liquidity in the Futures market, it may be possible to accomplish the same result more easily and more quickly.



   No consideration will be paid or received by the Fund upon the purchase or sale of a Futures Contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund, upon termination of the Futures Contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the index or securities underlying the Futures Contract fluctuates, making the long and short positions in the Futures Contract more or less valuable, a process known as "marking-to-market." In addition, when the Fund enters into a long position in a Futures Contract or an option on a Futures Contract, it must deposit into a segregated account with the Fund's custodian an amount of cash or cash equivalents equal to the total market value of the underlying Futures Contract, less amounts held in the Fund's commodity brokerage account at its broker. At any time prior to the expiration of a Futures Contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.



   There are several risks in connection with the use of Futures Contracts as a hedging device. Successful use of Futures Contracts by the Fund is subject to the ability of the Manager to predict correctly movements in the stock market or in the direction of interest rates. These predictions involve skills and techniques that may be different from those involved in the management of investments in securities. In addition, there can be no assurance that there will be a perfect correlation between movements in the price of the securities underlying the

Futures Contract and movements in the price of the securities that are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in market behavior or interest rates.



   Positions in Futures Contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange) and no secondary market exists for those contracts. In addition, although the Fund intends to enter into Futures Contracts only if there is an active market for the contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most Futures exchanges and boards of trade limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that Futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin; in such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the Futures Contract. As described above, however, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a Futures Contract and thus provide an offset to losses on the Futures Contract.


                            INVESTMENT RESTRICTIONS

   The investment restrictions below and the Fund's investment objective have been adopted by the Company as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed with respect to a fund without the vote of a majority of the outstanding voting securities of the fund. Majority is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a fund meeting, if the holders of more than 50% of the outstanding shares of the fund are present or represented by proxy, or (b) more than 50% of outstanding shares.

   Under the investment restrictions adopted by the Company with respect to the Fund, the Fund will not:

      1. Invest more than 25% of its total assets in securities, the issuers of which conduct their business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

      2. Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33/1//\\3\\% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.

      3. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder

      4. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

      5. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Fund from
   (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in Futures Contracts and options on Futures Contracts (including options on currencies to the extent consistent with the Fund's investment objective and policies); or (d) investing in real estate investment trust securities.


      6. Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

      7. Purchase or otherwise acquire any illiquid security except as permitted under the 1940 Act for open-end investment companies, which currently permits up to 15% of the Fund's net assets to be invested in illiquid securities.

   If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

                DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY


   The business and affairs of the Fund are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and Executive Officers of the Company, together with information as to their principal business occupations during the past five years, are set forth below. The Executive Officers of the Fund are employees of organizations that provide services to the Fund.



                                                                                                                Number
                                                                                Principal                of Portfolios in the
                                                 Term of Office*              Occupation(s)                  Fund Complex
                                Position(s) Held  and Length of                During Past                     Overseen
Name, Address and Age              with Fund       Time Served                 Five Years                    by Director
---------------------           ---------------- --------------- ------------------------                --------------------
Non-Interested Directors:
Paul R. Ades                        Director          Since      Law Firm of Paul R. Ades,                        15
 Paul R. Ades, PLLC                                    1994      PLLC; Partner in Law Firm
 181 West Main Street, Suite C                                   of Murov & Ades, Esqs.
 Babylon, NY 11702
 Age 62

Herbert Barg                        Director          Since      Retired                                          42
 1460 Drayton Lane                                     1994
 Wynnewood, PA 19096
 Age 79

Dwight B. Crane                     Director          Since      Professor, Harvard                               49
 Harvard Business School                               1981      Business School
 Soldiers Field
 Morgan Hall #375
 Boston, MA 02163
 Age 65

Frank G. Hubbard                    Director          Since      President of Avatar                              15
 Avatar International Inc.                             1993      International Inc. (business
 87 Whittredge Road                                              development) (since 1998);
 Summit, NJ 07901                                                Vice President of S&S
 Age 65                                                          Industries (chemical
                                                                 distribution) (1995-1998)




                                     Other
                                 Directorships
Name, Address and Age           Held by Director
---------------------           ----------------
Non-Interested Directors:
Paul R. Ades                          None
 Paul R. Ades, PLLC
 181 West Main Street, Suite C
 Babylon, NY 11702
 Age 62

Herbert Barg                          None
 1460 Drayton Lane
 Wynnewood, PA 19096
 Age 79

Dwight B. Crane                       None
 Harvard Business School
 Soldiers Field
 Morgan Hall #375
 Boston, MA 02163
 Age 65

Frank G. Hubbard                      None
 Avatar International Inc.
 87 Whittredge Road
 Summit, NJ 07901
 Age 65


                                                                                                              Number
                                                                               Principal               of Portfolios in the
                                                  Term of Office*            Occupation(s)                 Fund Complex
                                 Position(s) Held  and Length of              During Past                    Overseen
Name, Address and Age               with Fund       Time Served               Five Years                   by Director
---------------------            ---------------- --------------- -------------------------            --------------------
Non-Interested
 Directors:
Jerome H. Miller                 Director              Since      Retired                                       15
 c/o R. Jay Gerken                                      1998
 CGM
 399 Park Avenue
 4th Floor
 New York, NY 10022
 Age 64

Ken Miller                       Director              Since      President of Young Stuff                      15
                                                        1994      Apparel Group, Inc.
Young Stuff Apparel Group Inc.
 930 Fifth Avenue
 New York, NY 10021
 Age 61
Interested Director:
R. Jay Gerken**                  Chairman,             Since      Managing Director of CGM;                    219
 CGM                             President and          2002      Chairman, President and
 399 Park Avenue                 Chief Executive                  Chief Executive Officer of
 4th Floor                       Officer                          SBFM, Travelers Investment
 New York, NY 10022                                               Adviser, Inc. ("TIA") and
 Age 52                                                           Citi Fund Management Inc.
                                                                  ("CFM")




                                      Other
                                  Directorships
Name, Address and Age            Held by Director
---------------------            ----------------
Non-Interested
 Directors:
Jerome H. Miller                       None
 c/o R. Jay Gerken
 CGM
 399 Park Avenue
 4th Floor
 New York, NY 10022
 Age 64

Ken Miller                             None

Young Stuff Apparel Group Inc.
 930 Fifth Avenue
 New York, NY 10021
 Age 61
Interested Director:
R. Jay Gerken**                        None
 CGM
 399 Park Avenue
 4th Floor
 New York, NY 10022
 Age 52


--------

* Each Director and Officer serves until his or her respective successor has been duly elected and qualified.


** Mr. Gerken is an "interested person," as defined in the 1940 Act, because he is an Officer of SBFM and certain of its affiliates.



                                                                                                     Number
                                                                          Principal           of Portfolios in the
                                                Term of Office*         Occupation(s)             Fund Complex
                               Position(s) Held  and Length of           During Past                Overseen
Name, Address and Age             with Fund       Time Served            Five Years               by Director
---------------------          ---------------- --------------- ----------------------------- --------------------
Executive Officers:
Lewis E. Daidone                Senior Vice          Since      Managing Director of CGM;             N/A
 CGM                            President and         1993      Director and Senior Vice
 125 Broad Street, 11th Floor   Chief                           President of SBFM and TIA
 New York, NY 10004             Administrative                  and Director of CFM
 Age 45                         Officer

Richard L. Peteka               Chief                Since      Director and Head of Internal         N/A
 CGM                            Financial             2002      Control for Citigroup Asset
 125 Broad Street, 11th Floor   Officer and                     Management U.S. Mutual
 New York, NY 10004             Treasurer                       Fund Administration from
 Age 41                                                         1999-2002; Vice President,
                                                                Head of Mutual Fund
                                                                Administration and Treasurer
                                                                at Oppenheimer Capital from
                                                                1996-1999

Alan J. Blake                   Vice President       Since      Managing Director of CGM;             N/A
 CGM                            and                   1999      Investment Officer of SBFM
 399 Park Avenue                Investment
 4th Floor                      Officer
 New York, NY 10022
 Age 53





                                    Other
                                Directorships
Name, Address and Age          Held by Director
---------------------          ----------------
Executive Officers:
Lewis E. Daidone                     N/A
 CGM
 125 Broad Street, 11th Floor
 New York, NY 10004
 Age 45

Richard L. Peteka                    N/A
 CGM
 125 Broad Street, 11th Floor
 New York, NY 10004
 Age 41





Alan J. Blake                        N/A
 CGM
 399 Park Avenue
 4th Floor
 New York, NY 10022
 Age 53

                                                                                                              Number
                                                                              Principal                of Portfolios in the
                                               Term of Office*              Occupation(s)                  Fund Complex
                              Position(s) Held  and Length of                During Past                     Overseen
Name, Address and Age            with Fund       Time Served                 Five Years                    by Director
---------------------         ---------------- --------------- -------------------------               --------------------
Executive Officers:
Lawrence Weissman, CFA         Vice President       Since      Managing Director of CGM;                       N/A
 CGM                           and Investment        2000      Investment Officer of SBFM
 100 First Stamford Place      Officer
 7th Floor
 Stamford, CT 06902
 Age 42

Timothy Woods, CFA             Vice President       Since      Managing Director of CGM;                       N/A
 CGM                           and Investment        2000      Investment Officer of SBFM
 399 Park Avenue               Officer
 4th Floor
 New York, NY 10022
 Age 43

Richard Freeman, CFA           Vice President       Since      Managing Director of CGM;                       N/A
 CGM                           and Investment        2000      Investment Officer of SBFM
 399 Park Avenue, 4th Floor    Officer
 New York, NY 10022
 Age 50

Andrew Beagley                 Chief                Since      Director, CGM (since 2000);                     N/A
 CGM                           Anti-Money            2002      Director of Compliance,
 399 Park Avenue               Laundering                      North America, Citigroup
 4th Floor                     Compliance                      Asset Management (since
 New York, NY 10022            Officer                         2000); Director of
 Age 40                                                        Compliance, Europe, the
                                                               Middle East and Africa,
                                                               Citigroup Asset Management
                                                               (from 1999 to 2000);
                                                               Compliance Officer,
                                                               Salomon Brothers Asset
                                                               Management Limited, Smith
                                                               Barney Global Capital
                                                               Management Inc., Salomon
                                                               Brothers Asset Management
                                                               Asia Pacific Limited (from
                                                               1997 to 1999).

Robert I. Frenkel              Chief Legal          Since      Managing Director and                           N/A
 Citigroup Asset Management    Officer               2003      General Counsel, Global
 300 First Stamford Place                                      Mutual Funds for Citigroup
 4th Floor                                                     Asset Management (since
 Stamford, CT 06902                                            1994).
 Age 48

Kaprel Ozsolak                 Controller           Since      Vice President of CGM                           N/A
 CGM                                                 2002
 125 Broad Street, 9th Floor
 New York, NY 10004
 Age 37

Christina T. Sydor             Secretary            Since      Managing Director of CGM;                       N/A
 CGM                                                 1993      General Counsel and
 300 First Stamford Place                                      Secretary of SBFM and TIA
 4th Floor
 Stamford, CT 06902
 Age 52




                                   Other
                               Directorships
Name, Address and Age         Held by Director
---------------------         ----------------
Executive Officers:
Lawrence Weissman, CFA              N/A
 CGM
 100 First Stamford Place
 7th Floor
 Stamford, CT 06902
 Age 42

Timothy Woods, CFA                  N/A
 CGM
 399 Park Avenue
 4th Floor
 New York, NY 10022
 Age 43

Richard Freeman, CFA                N/A
 CGM
 399 Park Avenue, 4th Floor
 New York, NY 10022
 Age 50

Andrew Beagley                      N/A
 CGM
 399 Park Avenue
 4th Floor
 New York, NY 10022
 Age 40












Robert I. Frenkel                   N/A
 Citigroup Asset Management
 300 First Stamford Place
 4th Floor
 Stamford, CT 06902
 Age 48

Kaprel Ozsolak                      N/A
 CGM
 125 Broad Street, 9th Floor
 New York, NY 10004
 Age 37

Christina T. Sydor                  N/A
 CGM
 300 First Stamford Place
 4th Floor
 Stamford, CT 06902
 Age 52

   For the calendar year ended December 31, 2002, the Directors beneficially owned equity securities of the Fund within the dollar ranges presented in the table below:



                                                   Aggregate Dollar Range
                                     Dollar Range  of Equity Securities In
                                       of Equity    Registered Investment
                                     Securities in  Companies Overseen by
      Non-Interested Directors         the Fund           Director
      ------------------------       ------------- -----------------------
      Paul R. Ades..................     None            Over $100,000
      Herbert Barg..................     None                     None
      Dwight B. Crane...............     None         $50,001-$100,000
      Frank G. Hubbard..............     None         $50,001-$100,000
      Jerome H. Miller..............     None            Over $100,000
      Ken Miller....................     None          $10,001-$50,000

      Interested Director
      -------------------
      R. Jay Gerken.................     None            Over $100,000



   As of December 31, 2002, none of the above Directors who are not interested persons of the Fund ("Independent Directors"), or their immediate family members, owned beneficially or of record any securities of the adviser or principal underwriter of the Fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the adviser or principal underwriter of the Fund.



   The Company has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Independent Directors of the Company, namely Messrs. Ades, Barg, Crane, Hubbard, K. Miller and J. Miller.



   In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Fund. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and results of the audits and audit fees charged, and reviews the Fund's internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the Fund, its adviser and affiliates by the independent public accountants. During the most recent fiscal year, the Audit Committee met twice.



   The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board of Directors. The Nominating Committee will consider nominees recommended by the Fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Company's Secretary. The Nominating Committee did not meet during the Fund's most recent fiscal year.



   No officer, director or employee of CGM or any parent or subsidiary receives any compensation from the Company for serving as an officer or Director of the Company. The Company pays each Director who is not an officer, director or employee of CGM or any of its affiliates a fee of $25,500 per annum plus $2,900 per meeting attended and reimburses travel and out-of-pocket expenses. During the calendar year ended December 31, 2002 such expenses totaled $7,251. The Directors of the Company were paid the following compensation for the respective periods:



                                                                 Total
                                                             Compensation
                             Aggregate     Total Pension or    From Fund      Number of
                           Compensation       Retirement     Complex Paid     Portfolios
                           From the Fund   Benefits Paid as to Directors in    in Fund
                         Fiscal Year Ended   Part of Fund    Calendar Year  Complex Served
Non-Interested Directors     04/30/03          Expenses     Ended 12/31/02   by Director
------------------------ ----------------- ---------------- --------------- --------------
    Paul R. Ades........      $3,058              $0           $ 56,050           15
    Herbert Barg........       3,098               0            119,450           42
    Dwight B. Crane.....       3,061               0            152,200           49

                                                                 Total
                                                             Compensation
                             Aggregate     Total Pension or    From Fund      Number of
                           Compensation       Retirement     Complex Paid     Portfolios
                           From the Fund   Benefits Paid as to Directors in    in Fund
                         Fiscal Year Ended   Part of Fund    Calendar Year  Complex Served
Non-Interested Directors     04/30/03          Expenses     Ended 12/31/02   by Director
------------------------ ----------------- ---------------- --------------- --------------
  Frank G. Hubbard......      $3,058              $0            $56,050           15
  Jerome Miller.........       3,058               0             56,050           15
  Ken Miller............       3,058               0             56,050           15

  Interested Directors
  --------------------
  R. Jay Gerken/(1)/....      $    0              $0            $     0          219
  Heath B. McLendon*....      $    0              $0            $     0          N/A

--------

/(1)/ Mr. Gerken is not compensated for his service as Director because of his affiliation with the Manager.


  * Mr. McLendon resigned as a Director of the Company on September 13, 2002. Mr. McLendon did not receive any compensation from the Company for the fiscal year ended April 30, 2003, as he was affiliated with the Manager.



   During the year in which they attain age 80, Directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Fund Directors, together with reasonable out-of-pocket expenses for each meeting attended. Directors Emeritus received no compensation from the Fund for the fiscal year ended April 30, 2003.



   As of August 1, 2003, the Directors and Officers of the Fund as a group owned less than 1.00% of the outstanding common stock of the Fund.



   As of August 1, 2003, no person owned 5% or more of a class of shares of the Fund.



                   INVESTMENT MANAGEMENT AND OTHER SERVICES


Investment Manager--SBFM


   SBFM serves as investment manager to the Fund pursuant to an investment management agreement (the "Investment Management Agreement") with the Fund which was approved by the Board of Directors, including a majority of Directors who are not "interested persons" of the Fund or the Manager. SBFM is an affiliate of CGM and is an indirect, wholly-owned subsidiary of Citigroup Inc. Subject to the supervision and direction of the Company's Board of Directors, the Manager manages the Fund's portfolio in accordance with the Fund's stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide research services to the Fund. The Manager pays the salary of any officer and employee who is employed by both it and the Fund. The Manager bears all expenses in connection with the performance of its services. The Manager also: (a) assists in supervising all aspects of the Fund's operations except those it performs under its investment advisory agreement; b) supplies the Fund with office facilities (which may be in SBFM's own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of (i) the net asset value of shares of the Fund,
(ii) applicable deferred sales charges ("Deferred Sales Charges") and similar fees and charges and (iii) distribution fees, internal auditing and legal services, internal executive and administrative services, and stationary and office supplies; and (c) prepares reports to shareholders of the Fund, tax returns and reports to and filings with the SEC and state blue sky authorities.



   SBFM (through its predecessor entities) has been in the investment counseling business since 1968 and renders investment advice to a wide variety of individual, institutional and investment company clients that had aggregate assets under management as of June 30, 2003 of approximately $110 billion.


   As compensation for investment management services, the Fund pays the Manager a fee computed daily and paid monthly at the annual rate of 0.75% of the Fund's average daily net assets.

   For the fiscal years ended April 30, 2001, 2002 and 2003, the Fund incurred $5,295,215, $3,902,037 and $2,112,600 in management fees, respectively.



   The Investment Management Agreement for the Fund has an initial term of two years and continues in effect from year to year thereafter provided such continuance is specifically approved at least annually (a) by the Fund's Board or (b) by a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and in either event, by a majority of the Independent Directors of the Fund's Board with such Directors casting votes in person at a meeting called for such purpose. In approving the continuation of the Fund's Investment Management Agreement, the Board, including the Independent
Directors, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by the Manager or its affiliates in connection with providing services to the Fund, compared the fees charged by the Manager to those paid by similar funds or clients for comparable services, and analyzed the expenses incurred by the Manager with respect to the Fund. The Board also considered the Fund's performance relative to a selected peer group and to other benchmarks, the expense ratio of the Fund in comparison to other funds of comparable size, and other factors. Specifically, the Board noted information received at regular meetings throughout the year related to Fund performance and manager services, and benefits potentially accruing to the Manager and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the Manager, as well as research services received by the Manager from broker-dealers who execute transactions on behalf of the Fund. After requesting and reviewing such information as they deemed necessary, the Board concluded that the continuation of the Investment Management Agreement was in the best interests of the Fund and its shareholders. The Independent Directors were advised by separate independent legal counsel throughout the process. The Fund or the Manager may terminate the Investment Management Agreement on sixty days' written notice without penalty. The Investment Management Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).


Code of Ethics


   Pursuant to Rule 17j-1 of the 1940 Act, the Company, the Manager and the principal underwriters have adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.



   Copies of the codes of ethics of the Company, the Manager and the principal underwriters are on file with the Securities and Exchange Commission ("SEC").



Proxy Voting Guidelines and Procedures



   Although individual Board members may not agree with particular policies or votes by the Fund's Manager, the Board of Directors has approved delegating proxy voting discretion to the Manager believing that the Manager should be responsible for voting because it is a matter relating to the investment decision-making process.



   Attached as Appendix A are summaries of the guidelines that the Fund uses to determine how to vote proxies relating to portfolio securities, including the procedures that the Fund uses when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Manager or any affiliated person of the Fund or the Manager on the other. These summaries of the guidelines give a general indication as to how the Manager will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the Manager always endeavors to vote proxies relating to portfolio securities in accordance with the Fund's investment objectives.

Counsel and Auditors


   Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, serves as counsel to the Company. The Directors who are not "interested persons" of the Company have selected Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, to serve as their legal counsel.



   KPMG LLP, independent auditors, 757 Third Avenue, New York, New York 10017, serves as auditors of the Fund and has been selected to render an opinion on the Fund's financial statements for the fiscal year ending April 30, 2004.


Custodian and Transfer Agent

   State Street Bank & Trust Company (the "custodian"), located at 225 Franklin Street, Boston, Massachusetts 02110 serves as the custodian of the Fund. Under its agreement with the Company on behalf of the Fund, the custodian holds the Fund's portfolio securities and keeps all necessary accounts and records. For its services, the custodian receives a monthly fee based upon the month-end market value of securities held in custody and also receives securities transaction charges. The assets of the Fund are held under bank custodianship in compliance with the 1940 Act.


   Citicorp Trust Bank, fsb (the "transfer agent"), located at 125 Broad Street, New York, New York 10004, serves as the transfer agent and shareholder services agent of the Fund.



   PFPC Global Fund Services ("sub-transfer agent"), whose address is P.O. 9699, Providence, Rhode Island 02940-9699, serves as a sub-transfer agent to the Fund to render certain shareholder record-keeping and accounting services.



   The Fund has engaged the services of Primerica Shareholder Services, whose address is P.O. Box 9662, Providence, Rhode Island 02940-9662, as the "sub-transfer agent" for PFSI Accounts ("sub-transfer agent").


Distributors


   CGM, located at 388 Greenwich Street, New York, New York 10013, and PFS Distributors, Inc. ("PFS Distributors"), located at 3120 Breckinridge Boulevard, Duluth, Georgia 30099-0001, serve as the Fund's distributors pursuant to separate written agreements dated June 5, 2000 (the "Distribution Agreements") which were most recently approved by the Fund's Board of Directors, including a majority of the Independent Directors, on July 24, 2003. These Distribution Agreements replace a Distribution Agreement with CFBDS, Inc.



   CGM and PFS Distributors may be deemed to be underwriters for purposes of the Securities Act of 1933. From time to time, CGM, PFS Distributors or their affiliates may also pay for certain non-cash sales incentives provided to PFSI Registered Representatives. Such incentives do not have any effect on the net amount invested. In addition to the reallowances from the applicable public offering price described below, PFS Distributors may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation, to PFSI Registered Representatives that sell shares of the Fund.


Initial Sales Charges


   The aggregate dollar amount of commissions on Class A and Class L shares received by CGM and its affiliates were as follows:



  Class A Shares (paid to CGM)


   For the fiscal year ended April 30:

             2003......................................... $ 25,000
             2002......................................... $ 75,000
             2001......................................... $236,000

  Class A Shares (paid to PFS and/or PFSI)


             2003......................................... $ 4,385
             2002......................................... $14,954
             2001......................................... $ 6,710



  Class L Shares (paid to CGM)


   For the fiscal year ended April 30:

             2003......................................... $ 12,000
             2002......................................... $ 51,000
             2001......................................... $209,000





Deferred Sales Charges



  Class A Shares (paid to CGM)


   For the fiscal year ended April 30:

             2003......................................... $     0
             2002......................................... $     0
             2001......................................... $17,000



  Class B Shares (paid to CGM)


   For the fiscal year ended April 30:

            2003......................................... $  459,000
            2002......................................... $  787,000
            2001......................................... $1,020,000


  Class B Shares (paid to PFS and/or PFSI)

   For the fiscal year ended April 30:

              2003......................................... $1,861
              2002......................................... $  948
              2001......................................... $  184



  Class L Shares (paid to CGM)


   For the fiscal year ended April 30:

             2003......................................... $ 1,000
             2002......................................... $10,000
             2001......................................... $91,000



   When payment is made by the investor before the settlement date, unless otherwise noted by the investor, the funds will be held as a free credit balance in the investor's brokerage account and CGM may benefit from the temporary use of the funds. The Company's Board of Directors has been advised of the benefits to CGM resulting from these settlement procedures and will take such benefits into consideration when reviewing the Investment Management and Distribution Agreements for continuance.


Distribution Arrangements


   To compensate CGM or PFS Distributors, as the case may be, for the services it provides and for the expense it bears under the Distribution Agreement, the Company has adopted a services and distribution plan (the "Plan") pursuant to Rule l2b-1 under the 1940 Act. The only Classes of shares being offered for sale through PFS Distributors are Class A shares and Class B shares. Under the Plan, CGM is paid a fee with respect to shares of each portfolio sold through CGM, and PFS Distributors is paid a fee with respect to shares of each portfolio sold through PFS Distributors. Under the Plan, the Fund pays CGM or PFS Distributors (who pays its Registered

Representative), as the case may be, a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.25% of the value of the Fund's average daily net assets attributable to the Class A, Class B and Class L shares. In addition, the Fund pays CGM a distribution fee with respect to the Class B and Class L shares (and pays PFS Distributors with respect to Class A and B shares) to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; payment to and expenses of Smith Barney Financial Consultants, PFSI Registered Representatives, and other persons who provide support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of CGM and PFS Distributors associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses. The Class B and Class L distribution fee is calculated at the annual rate of 0.75% of the value of the Fund's average daily net assets attributable to the shares of the respective Class.



   The following service and distribution fees were incurred by the Fund pursuant to the Distribution Plan during the years indicated:



                               Fiscal Year   Fiscal Year   Fiscal Year
                              Ended 4/30/01 Ended 4/30/02 Ended 4/30/03
                              ------------- ------------- -------------
         Class A.............  $  379,225    $  283,321    $  156,132
         Class B.............  $3,155,461    $2,344,452    $1,285,247
         Class L.............  $2,368,802    $1,723,947    $  907,027



   Each of PFS Distributors and CGM will pay for the printing, at printer's overrun cost, of prospectuses and periodic reports after they have been prepared, set in type and mailed to shareholders, and will also pay the cost of distributing such copies used in connection with the offering to prospective investors and will also pay for supplementary sales literature and other promotional costs. Such expenses incurred by CGM are distribution expenses within the meaning of the Plan and may be paid from amounts received by CGM from the Fund under the Plan.



   For the fiscal year ended April 30, 2003, CGM incurred distribution expenses totaling $1,309,409, consisting of:



   Smith Barney
    Financial                                    Printing and
   Consultants      Branch      Advertising         Mailing        Interest
   Compensation    Expenses       Expense          Expenses         Expense
  --------------  -----------  --------------  -----------------  -----------
     $774,263      $502,874       $48,951           $2,229         $(18,908)





   Under its terms, the Plan continues from year to year, provided such continuance is approved annually by vote of the Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Plan. The Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the Plan also must be approved by the Directors, including all of the Independent Directors in the manner described above. The Plan may be terminated with respect to a Class at any time, without penalty, by vote of a majority of the Independent Directors or, with respect to the Fund, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). Pursuant to the Plan, CGM and PFS Distributors will provide the Board of Directors with periodic reports of amounts expended under the Plan and the purposes for which such expenditures were made.



                            PORTFOLIO TRANSACTIONS



   The Manager arranges for the purchase and sale of the Fund's securities and selects brokers and dealers (including CGM) which, in its best judgment, provide prompt and reliable execution at favorable prices and reasonable commission rates. The Manager may select brokers and dealers that provide it with research services and may cause the Fund to pay such brokers and dealers commissions which exceed those that other brokers and dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and/ or research services. In selecting a broker, including CGM, for a transaction, the primary consideration is prompt and effective execution of orders at the most favorable prices. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis.


   Decisions to buy and sell securities for the Fund are made by the Manager, subject to the overall supervision and review of the Company's Board of Directors. Portfolio securities transactions for the Fund are effected by or under the supervision of the Manager.

   Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.


   In executing portfolio transactions and selecting brokers or dealers, it is the Fund's policy to seek the best overall terms available. The Manager, in seeking the most favorable price and execution, considers all factors it deems relevant, including, for example, the price, the size of the transaction, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. The Manager receives research, statistical and quotation services from several broker-dealers with which it places the Fund's portfolio transactions. It is possible that certain of the services received primarily will benefit one or more other accounts for which the Manager exercises investment discretion. Conversely, the Fund may be the primary beneficiary of services received as a result of portfolio transactions effected for other accounts. The Manager's fee under the Investment Management Agreement is not reduced by reason of its receiving such brokerage and research services. The Company's Board of Directors, in its discretion, may authorize the Manager to cause the Fund to pay a broker that provides brokerage and research services to the Manager a commission in excess of that which another qualified broker would have charged for effecting the same transaction. CGM will not participate in commissions from brokerage given by the Fund to other brokers or dealers and will not receive any reciprocal brokerage business resulting therefrom. For the fiscal year ended April 30, 2003, the Fund directed brokerage transactions totaling $32,814,970 to brokers because of research services provided. For the fiscal year ended April 30, 2003, the amount of brokerage commissions paid on such transactions totaled $65,351.



   The Fund has paid the following in brokerage commissions for portfolio transactions:



                                                                 % of Total
                                                                Dollar Amount
                                                  % of Total   of Transactions
                                                  Brokerage       Involving
                        Total     Commissions    Commissions     Commissions
  Fiscal Year Ending  Brokerage   Paid to CGM    Paid to CGM     Paid to CGM
      April 30:      Commissions and Affiliates and Affiliates and Affiliates
  ------------------ ----------- -------------- -------------- ---------------
         2001         $251,459      $19,580          5.00%          5.00%
         2002         $613,506      $28,930          5.00%          5.00%
         2003         $915,186      $15,740          1.72%          2.45%



   In accordance with Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the Company's Board of Directors has determined that any portfolio transaction for the Fund may be executed through CGM or an affiliate of CGM if, in the Manager's judgment, the use of CGM or an affiliate is likely to result in price and execution at least as favorable as those of other qualified brokers and if, in the transaction, CGM or the affiliate charges the Fund a commission rate consistent with those charged by CGM or an affiliate to comparable unaffiliated customers in similar transactions. In addition, under SEC rules, CGM may directly execute such transactions for the Fund on the floor of any national securities exchange, provided: (a) the Board of Directors has expressly authorized CGM to effect such transactions; and (b) CGM annually advises the Fund of the aggregate compensation it earned on such transactions.

   Even though investment decisions for the Fund are made independently from those of the other accounts managed by the Manager, investments of the kind made by the Fund also may be made by those other accounts. When the Fund and one or more accounts managed by the Manager are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Manager to be equitable. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained for or disposed of by the Fund.


   The Fund will not purchase securities during the existence of any underwriting or selling group relating to the securities of which the Manager is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of this limitation in comparison with other Funds that have similar investment objectives but that are not subject to a similar limitation. The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Fund may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit the Fund from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings.



                              PORTFOLIO TURNOVER



   The Fund's portfolio turnover rate (the lesser of purchases or sales of portfolio securities during the year, excluding purchases or sales of short-term securities, divided by the monthly average value of portfolio securities) is generally not expected to exceed 100%. The rate of turnover will not be a limiting factor, however, when the Fund deems it desirable to sell or purchase securities. The Manager will rebalance the allocation of value and growth securities in the Fund's portfolio at any time in which the percentage of the Fund's portfolio invested in either value or growth securities equals or exceeds 55% of the Fund's total assets invested in both value and growth securities for a period of more than 10 days. As a result, when securities in either the value or growth style segment of the Fund's portfolio have underperformed the securities in the segment of the portfolio devoted to the other style, the Manager will rebalance the portfolio to increase the Fund's assets allocated to the style that underperformed, and decrease the assets allocated to the style that outperformed, the other style. The Manager will also monitor the Fund's portfolio to ensure that no more than 25% of the Fund's assets are concentrated in the securities of companies in the same industry and that the Fund complies with its other investment policies. The Manager may cause the Fund to sell or purchase securities to ensure compliance with the Fund's investment policies. For the 2002 and 2003 fiscal years, the Fund's portfolio turnover rates were 37% and 55%, respectively.


                              PURCHASE OF SHARES

General


   Investors may purchase shares from a Smith Barney Financial Consultant or a Service Agent. In addition, certain investors, including qualified retirement plans purchasing through certain Service Agents, may purchase shares directly from the Fund. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class L or Class Y shares. CGM and Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at a sub-transfer agent are not subject to a maintenance fee.


   Investors in Class A, Class B and Class L shares may open an account in the Fund by making an initial investment of at least $1,000 for each account, or $250 for an IRA or a Self-Employed Retirement Plan, in the Fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(c) of the Code, the minimum initial investment required for Class A,

Class B and Class L shares and the subsequent investment requirement for all Classes in the Fund is $25. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including CGM, unitholders who invest distributions from, or proceeds from a sale of, a Unit Investment Trust ("UIT") sponsored by CGM, and Directors/Trustees of any of the Smith Barney Mutual Funds, and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the applicable sub-transfer agent. Share certificates are issued for CGM accounts only upon a shareholder's written request to the applicable sub-transfer agent.



   Purchase orders received by the Fund or a Smith Barney Financial Consultant prior to the close of regular trading on the New York Stock Exchange ("NYSE"), on any day the Fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the Fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the Fund or the Fund's agent prior to its close of business. For shares purchased through a Service Agent purchasing through CGM, payment for shares of the Fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.



   Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, CGM or the sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's Fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by CGM or a sub-transfer agent. The Systematic Investment Plan also authorizes CGM to apply cash held in the shareholder's Smith Barney brokerage account or redeem the shareholder's shares of a Smith Barney Money Market Fund to make additions to the account. Additional information is available from the Fund or a Service Agent.


Sales Charge Alternatives

   The following Classes of shares are available for purchase. See the Prospectus for a discussion of factors to consider in selecting which Class of shares to purchase.

   Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:


                          Sales Charge  Sales Charge as a   Broker/Dealer
                             as a %        % of Amount    Compensation as %
                         of Transaction     Invested      of Offering Price
                         -------------- ----------------- -----------------
    Amount of Investment
    Less than $25,000...      5.00%           5.26%             4.50%
    $25,000 - 49,999....      4.25            4.44              3.83
    50,000 - 99,999.....      3.75            3.90              3.38
    100,000 - 249,999...      3.25            3.36              2.93
    250,000 - 499,999...      2.75            2.83              2.48
    500,000 - 999,999...      2.00            2.04              1.80
    1,000,000 or more...       -0-             -0-               -0-

--------

* Purchases of Class A shares of $1,000,000 or more will be made at net asset value without any initial sales charge, but will be subject to a Deferred Sales Charge of 1.00% on redemptions made within 12 months of purchase. The Deferred Sales Charge on Class A shares is payable to CGM, which compensates Service Agents whose clients make purchases of $1,000,000 or more. The Deferred Sales Charge is waived in the same circumstances in which the Deferred Sales Charge applicable to Class B and Class L shares is waived. See "Deferred Sales Charge Provisions" and "Waivers of Deferred Sales Charge."

   Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Fund as defined in the 1933 Act. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the Fund made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

   Class B Shares. Class B shares are sold without an initial sales charge but are subject to a Deferred Sales Charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.


   Class L Shares. Class L shares are sold with an initial sales charge of 1.00% (which is equal to 1.01% of the amount invested) and are subject to a Deferred Sales Charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below. Until June 22, 2004, purchases of Class L shares by investors who were holders of Class C shares of other Smith Barney Mutual Funds on June 12, 1998 will not be subject to the 1.00% initial sales charge.





   Class Y Shares. Class Y shares are sold without an initial sales charge or deferred sales charge and are available only to investors investing a minimum of $15,000,000 (except there is no minimum purchase amount for purchases by Smith Barney Allocation Series Inc.; qualified and non-qualified retirement plans with $75,000,000 in plan assets for which CitiStreet LLC acts as the plan's recordkeeper; or 401(k) plans of Citigroup and its affiliates).


Sales Charge Waivers and Reductions


   Initial Sales Charge Waivers. Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board Members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney Mutual Funds (including retired Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the NASD Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the Fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with Smith Barney), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the Fund (or Class A shares of another Smith Barney Mutual Fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the Fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by a separate account used to fund certain unregistered variable annuity contracts; (h) investments of distributions from, or proceeds from a sale of, a UIT sponsored by CGM; (i) purchases by investors participating in a CGM fee-based arrangement; (j) purchases of Class A shares by Section 403(b) or
Section 401(a) or (k) accounts associated with Citistreet Retirement Programs;
(k) purchases by separate accounts used to fund certain Section 403(b) or 401(a) or (k) accounts; (l) Intergraph Corporate Stock Bonus Plan participants reinvesting distribution proceeds from the sale of the Smith Barney Appreciation Fund; and (m) purchases by executive deferred compensation plans participating in the Citigroup Global Markets Inc. ExecChoice program. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

   Right of Accumulation. Class A shares of the Fund may be purchased by any "person" (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the Fund and of other Smith Barney Mutual Funds that are offered with a sales charge as currently listed under "Exchange Privilege" then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.



   Letter of Intent--Class A Shares. A Letter of Intent for an amount of $25,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of the Fund and other Smith Barney Mutual Funds offered with a sales charge acquired during the term of the letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the option of the investor, up to 90 days before such date. Please contact a Smith Barney Financial Consultant or the transfer agent to obtain a Letter of Intent application.



   Letter of Intent--Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares by Smith Barney Allocation Series Inc., for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the Fund and agree to purchase a total of $15,000,000 of Class Y shares of the Fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees
(including a service fee of 0.25%) and expenses applicable to the Fund's Class
A shares, which may include a Deferred Sales Charge of 1.00%. Please contact a Smith Barney Financial Consultant or the transfer agent for further information.


Deferred Sales Charge Provisions

   "Deferred Sales Charge shares" are: (a) Class B shares; (b) Class L shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a Deferred Sales Charge. A Deferred Sales Charge may be imposed on certain redemptions of these shares.

   Any applicable Deferred Sales Charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge shares that are redeemed will not be subject to a Deferred Sales Charge to the extent that the value of such shares represents: (a) capital appreciation of Fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or
(d) with respect to Class L shares and Class A shares that are Deferred Sales Charge shares, shares redeemed more than 12 months after their purchase.

   Class L shares and Class A shares that are Deferred Sales Charge shares are subject to a 1.00% Deferred Sales Charge if redeemed within 12 months of purchase. In circumstances in which the Deferred Sales Charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.


                       Year Since Purchase    Deferred
                       Payment Was Made     Sales Charge
                       ----------------     ------------
                       First...............     5.00%
                       Second..............     4.00
                       Third...............     3.00
                       Fourth..............     2.00
                       Fifth...............     1.00
                       Sixth and thereafter     0.00

   Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.


   In determining the applicability of any Deferred Sales Charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that Deferred Sales Charge shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and Fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the Deferred Sales Charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any Deferred Sales Charge will be paid to CGM.


   To provide an example, assume an investor purchased 100 Class B shares of the Fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the Fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The Deferred Sales Charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total Deferred Sales Charge of $9.60.

Waivers of Deferred Sales Charge

   The Deferred Sales Charge will be waived on: (a) exchanges (see "Exchange Privilege"); (b) redemptions of shares within 12 months following the death or disability of the shareholder; (c) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 591/2; (d) involuntary redemptions; and (e) redemptions of shares to effect a combination of the Fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any Deferred Sales Charge imposed on the prior redemption.


   Deferred Sales Charge waivers will be granted subject to confirmation (by Smith Barney in the case of shareholders who are also Smith Barney clients or by the transfer agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

   Smith Barney Funds Retirement Program The Fund offers Class A and Class L shares, at net asset value, to participating plans for which Paychex, Inc. acts as the plan's recordkeeper. Participating plans can meet minimum investment and exchange amounts, if any, by combining the plan's investments in any of the Smith Barney Mutual Funds.



   There are no sales charges when you buy or sell shares and the class of shares you may purchase depends on the amount of your initial investment and/or the date your account is opened. Once a class of shares is chosen, all additional purchases must be of the same class.



   The class of shares you may purchase depends on the amount of your initial investment:



   Class A Shares. Class A shares may be purchased by plans investing at least $3 million.



   Class L Shares. Class L shares may be purchased by plans investing less than $3 million. Class L shares are eligible to exchange into Class A shares not later than eight years after the plan joined the program. They are eligible for exchange in the following circumstances:



   If, at the end of the fifth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program, a participating plan's total Class L holdings in all non-money market Smith Barney Mutual Funds equal at least $3,000,000, the participating plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the Fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan's holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.



   Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class L shares for Class A shares of the same fund regardless of asset size at the end of the eighth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class L shares, but instead may acquire Class A shares of the same fund. Any Class L shares not converted will continue to be subject to the distribution fee.



   For further information regarding this Program, contact your Service Agent or the transfer agent. Participating plans that enrolled in the Smith Barney Funds Retirement Program prior to June 2, 2003 should contact the transfer agent for information regarding the Class B or Class L exchange privileges applicable to their plan.


Volume Discounts


   The schedule of sales charges on Class A shares described in the Prospectus applies to purchases made by any "purchaser," which is defined to include the following: (a) an individual; (b) an individual's spouse and his or her children purchasing shares for their own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; and (d) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Investment Advisors Act of 1940, as amended) purchasing shares of the Fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Class A shares should contact a Smith Barney Financial Consultant or a Service Agent.

CGM Accounts



   Purchases of shares of the Fund must be made through a brokerage account maintained with Smith Barney, an introducing broker or an investment dealer in the selling group. In addition, certain investors, including qualified retirement plans and certain other institutional investors, may purchase shares directly from the Fund through the transfer agent. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class L, or Class Y shares. Smith Barney and other broker/dealers may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the sub-transfer agent are not subject to a maintenance fee.



PFSI Accounts


   The Fund offers two Classes of shares to investors purchasing through PFSI:
Class A shares and Class B shares.


   Initial purchase of shares of the Fund must be made through a PFSI Registered Representative by completing the appropriate application. The completed application should be forwarded to Primerica Shareholder Services, P.O. Box 9662, Providence, Rhode Island 02940-9662. Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check. Subsequent investments must be sent directly to Primerica Shareholder Services. In processing applications and investments, Primerica Shareholder Services acts as agent for the investor and for PFSI and also as agent for the distributor, in accordance with the terms of the prospectus. If the transfer agent ceases to act as such, a successor company named by the Fund will act in the same capacity so long as the account remains open.


   Shares purchased will be held in the shareholder's account by Primerica Shareholder Services. A shareholder that has insufficient funds to complete any purchase may be charged a fee of up to $30 per returned purchase check by Primerica Shareholder Services.


   Investors in Class A and Class B shares may open an account by making an initial investment of at least $1,000 for each account in each Class (except for Systematic Investment Plan accounts). Subsequent investments of at least $50 may be made for each Class. For the Fund's Systematic Investment Plan, the minimum initial investment requirement for Class A and Class B shares and the subsequent investment requirement for each Class is $25. There are no minimum investment requirements in Class A shares for employees of Citigroup and its subsidiaries, including CGM, Directors or Trustees of any of the Smith Barney Mutual Funds, and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Purchase orders received by the transfer agent or sub-transfer agent prior to the close of regular trading on the NYSE, on any day the Fund calculates its net asset value, are priced according to the net asset value determined on that day.


   Initial purchases of Fund shares may be made by wire. The minimum investment that can be made by wire is $10,000. Before sending the wire, the PFSI Registered Representative must contact Primerica Shareholder Services at (800) 665-8677 to obtain proper wire instructions. Once an account is open, a shareholder may make additional investments by wire. The shareholder should contact Primerica Shareholder Services at (800) 544-5445 to obtain proper wire instructions.


   Shareholders who establish telephone transaction authority on their account and supply bank account information may make additions to their accounts at any time. Shareholders should contact Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. Eastern time any day that the NYSE is open. If a shareholder does not wish to allow telephone subsequent investments by any person in his account, he should decline the telephone transaction option on the account application. The minimum telephone subsequent investment is $50 and can be up to a maximum of $50,000. By requesting a subsequent purchase by telephone, you authorize Primerica Shareholder Services to transfer funds from the bank account provided for the amount of the purchase. Subsequent investments by telephone may not be available if the shareholder cannot reach Primerica Shareholder Services whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's regular subsequent investment procedure described above.


   Redemption proceeds can be sent by check to the address of record, by wire transfer to a bank account designated on the application or to a bank account designated on the application via the Automated Clearinghouse (ACH). Primerica Shareholder Services will process and mail a shareholder's redemption check usually within two to three business days after receiving the redemption request in good order. The shareholder may request the proceeds to be mailed by two-day air express for an $8 fee that will be deducted from the shareholder's account or by one-day air express for a $15 fee that will be deducted from the shareholder's account.

   An Account Transcript is available at a shareholder's request, which identifies every financial transaction in an account since it has opened. To defray administrative expenses involved with providing multiple years worth of information, a fee may be assessed for each Account Transcript requested. Additional copies of tax forms are available at the shareholder's request. A fee for each tax form may be assessed.

   Additional information regarding Primerica Shareholder Services may be obtained by contacting the Customer Services Department at (800) 544-5445.

Determination of Public Offering Price


   The Fund offers its shares to current shareholders of the Fund on a continuous basis. The public offering price for Class A, Class B and Class Y shares of the Fund is equal to the net asset value per share at the time of purchase, plus for Class A shares an initial sales charge based on the aggregate amount of the investment. The public offering price for Class A share purchases, including applicable rights of accumulation, equaling or exceeding $1 million is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. The public offering price for a Class L share includes a 1.00% initial sales charge. A Deferred Sales Charge is imposed on certain redemptions of Class B shares, and on Class L shares and Class A shares (purchased in amounts exceeding $1 million) redeemed within one year of purchase.


                             REDEMPTION OF SHARES

   The right of redemption of shares of the Fund may be suspended or the date of payment postponed (a) for any periods during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable or (c) for any other periods as the SEC by order may permit for the protection of the Fund's shareholders.


   If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the applicable sub-transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period or the redemption proceeds are to be sent to an address other than the address of record. Unless otherwise directed, redemption proceeds will be mailed to a shareholder's address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

   If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the transfer agent receives further instructions from CGM, or if the shareholder's account is not with CGM, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and CGM will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days.


Distributions in Kind

   If the Board of Directors of the Fund determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, the Fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the Fund's net assets by a distribution in kind of portfolio securities in lieu of cash. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under "Share Price" in the Prospectus. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.


CGM Accounts



   Shares held by CGM as custodian must be redeemed by submitting a written request to a Smith Barney Financial Consultant. Shares other than those held by CGM as custodian may be redeemed through an investor's Service Agent or by submitting a written request for redemption to:


      Smith Barney Investment Funds Inc.
      --Smith Barney Premier Selections Large Cap Fund
      Class A, B, L or Y (please specify)
      c/o PFPC Global Fund Services
      P.O. Box 9699
      Providence, RI 02940-9699

   A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution, such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor's address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form. Redemption proceeds will be mailed to a shareholder's address of record.

   Telephone Redemption and Exchange Program. Shareholders who do not have a brokerage account may be eligible to redeem and exchange shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact the transfer agent at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee, that will be provided by the applicable sub-transfer agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his/her initial investment in the fund.)


   Redemptions. Redemption requests of up to $50,000 of any class or classes of shares of the fund may be made by eligible shareholders by calling the transfer agent at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. Eastern time on any day the NYSE is open. Redemptions of shares for which certificates have been issued are not permitted under this program.

   A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The Fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

   Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. Eastern time on any day on which the NYSE is open.

   Additional Information Regarding Telephone Redemption and Exchange
Program. Neither the Fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The Fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.


PFSI Accounts



   Shareholders may redeem for cash some or all of their shares of the Fund at any time by sending a written request in proper form directly to the applicable sub-transfer agent, Primerica Shareholder Services, at P.O. Box 9662 Providence, Rhode Island 02940-9662. If you should have any questions concerning how to redeem your account after reviewing the information below, please contact Primerica Shareholder Services at (800) 544-5445, Spanish-speaking representatives (800) 544-7278 or TDD Line for the Hearing Impaired (800) 824-1721.


   The request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not paid to the record owner(s) at the record address, if the shareholder(s) has had an address change within 30 days or less of the shareholder's redemption request, or if the shareholder(s) is a corporation, sole proprietor, partnership, trust or fiduciary, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.


   Generally, a properly completed Redemption Form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, in the case of shareholders holding certificates, the certificates for the shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is also required by Primerica Shareholder Services in the event a redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. Additionally, if a shareholder requests a redemption from a Retirement Plan account (IRA or

SEP), such request must state whether or not federal income tax is to be withheld from the proceeds of the redemption check. Redemption from a 403(b)(7) account requires completion of a special form. Please call Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. Eastern time to obtain the proper forms.

   A shareholder may utilize Primerica Shareholder Services Telephone Redemption service to redeem his or her account as long as they have authorized the telephone redemption option. If a shareholder does not wish to allow telephone redemptions by any person in his account, he should decline the telephone transaction option on the account application. The telephone redemption option can be used only if: (a) the redemption proceeds are to be mailed to the address of record and there has been no change of address of record within the preceding 30 days; (b) the shares to be redeemed are not in certificate form; (c); the person requesting the redemption can provide proper identification information; and (d) the proceeds of the redemption do not exceed $50,000. 403(b)(7) accounts and accounts not registered in the name of individual(s) are not eligible for the telephone redemption option. Telephone redemption requests can be made by contacting Primerica Shareholder Services at
(800) 544-5445 between 8:00 a.m. and 8:00 p.m. Eastern time any day that the NYSE is open. Telephone redemption may not be available if the shareholder cannot reach Primerica Shareholder Services whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's regular redemption procedure described above.

   Redemption proceeds can be sent by check to the address of record, by wire transfer to a bank account designated on the application or to a bank account designated on the application via the Automated Clearinghouse (ACH). Primerica Shareholder Services will process and mail a shareholder's redemption check usually within two to three business days after receiving the redemption request in good order. The shareholder may request the proceeds to be mailed by two-day air express for an $8 fee that will be deducted from the shareholder's account or by one-day air express for a $15 fee that will be deducted from the shareholder's account.

Automatic Cash Withdrawal Plan


   An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares with a value of at least $10,000 and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment. Any applicable Deferred Sales Charge will not be waived on amounts withdrawn by shareholders that do not exceed 1.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences. (With respect to Withdrawal Plans in effect prior to November 7, 1994, any applicable Deferred Sales Charge will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of the shareholder's shares that are subject to a Deferred Sales Charge). To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the Fund, there will be a reduction in the value of the shareholder's investment, and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the Fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the Fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the Fund.



   Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the applicable sub-transfer agent as agent for Withdrawal Plan members. For additional information, shareholders should contact a Smith Barney Financial Consultant or the applicable sub-transfer agent. A shareholder who purchases shares directly through the applicable sub-transfer agent may continue to do so, and applications for participation in the Withdrawal Plan must be received by the applicable sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal.

                              EXCHANGE PRIVILEGE

   Except as noted below and in the Prospectus, shareholders of any of the Smith Barney Mutual Funds may exchange all or part of their shares for shares of the same class of other Smith Barney Mutual Funds, to the extent such shares are offered for sale in the shareholder's state of residence, on the basis of relative net asset value per share at the time of exchange. Exchanges of Class A, Class B and Class L shares are subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made. The Deferred Sales Charge (if any) will continue to be measured from the date of a shareholder's original purchase of shares subject to a Deferred Sales Charge. If the fund exchanged into has a higher Deferred Sales Charge, the shareholder will be subject to that charge. If a shareholder exchanges at any time into a fund with a lower charge, the sales charge will not be reduced. Please note specific exchange requirements as follows:

      A. Class A and Class Y shares of the Fund may be exchanged without a sales charge for the respective shares of any of the Smith Barney Mutual Funds.


      B. Class B shares of the Fund exchanged for Class B shares of another Smith Barney Mutual Fund will be subject to the higher applicable Deferred Sales Charge of the two funds and, for purposes of calculating Deferred Sales Charge rates and conversion periods, will be deemed to have been held since the date the shares being exchanged were deemed to be purchased.


      C. Class L shares of any fund may be exchanged without a sales charge. For purposes of Deferred Sales Charge applicability, Class L shares of the Fund exchanged for Class L shares of another Smith Barney Mutual Fund will be deemed to have been owned since the date the shares being exchanged were deemed to be purchased.

   The exchange privilege enables shareholders to acquire shares of the same Class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which Fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Service Agent.


   Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. CGM and PFS Distributors reserve the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders. As stated in the Prospectus the exchange privilege is limited for shares distributed through PFS Distributors.


   Additional Information Regarding Exchanges. The Fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund and its shareholders. Accordingly, if the Fund's management in its sole discretion determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of Fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney Mutual Fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The Fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund's policy on excessive trading applies to investors who invest in the Fund directly or through Service Agents, but does not apply to any systematic investment plans described in the Prospectus.

   During times of drastic economic or market conditions, the Fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase's being delayed.



                              VALUATION OF SHARES



   The net asset value per share of the Fund's Classes is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class will differ. The following is a description of the procedures used by the Fund in valuing its assets.



   Generally, the Fund's investments are valued at market value, or, in the absence of a market value with respect to any securities, at fair value. Securities listed on an exchange are valued on the basis of the last sale prior to the time the valuation is made. If there has been no sale since the immediately previous valuation, then the current bid price is used. Portfolio securities listed on the NASDAQ National Market System for which quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Quotations are taken from the exchange where the security is primarily traded. Portfolio securities which are primarily traded on foreign exchanges may be valued with the assistance of a pricing service and are generally valued at the preceding closing values of such securities on their respective exchange, except that when an occurrence subsequent to the time a foreign security is valued is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Directors. Over-the-counter securities are valued on the basis of the bid price at the close of business on each day. Unlisted foreign securities are valued at the mean between the last available bid and offer price prior to the time of valuation. Any assets or liabilities initially expressed in terms of foreign currencies will be converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. If such quotations are not available, the rate of exchange will be determined in good faith by or under the direction of the Board of Directors. Securities for which market quotations are not readily available are valued at fair value.



   A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. In carrying out the Board of Directors' valuation policies, SBFM, as administrator, may consult with an independent pricing service.



   Debt securities of U.S. issuers (other than U.S. government securities and short-term investments) are valued by SBFM, as administrator, after consultation with a pricing service approved by the Board of Directors. When, in the judgment of the pricing service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices and asked prices. Investments for which, in the judgment of the pricing service, there are not readily obtainable market quotations are carried at fair value as determined by the pricing service. The procedures of the pricing service are reviewed periodically by the officers of the Company under the general supervision and responsibility of the Board of Directors.

                               PERFORMANCE DATA


   From time to time, the Company may advertise the Fund's total return and average annual total return in advertisements and/or other types of sales literature. These figures are computed separately for Class A, Class B, Class L and Class Y shares of the Fund. These figures are based on historical earnings and are not intended to indicate future performance. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gain distributions on the reinvestment dates at prices calculated as stated in the Prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC, is derived from this total return which provides the ending redeemable value. Such standard total return information may also be accompanied by nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The Company may also include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Inc. and other financial publications.


   From time to time, the Company may quote the Fund's total return in advertisements or in reports and other communications to shareholders. The Company may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may be included in the following industry and financial publications: Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investor's Business Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal. To the extent any advertisement or sales literature of the Fund describes the expenses or performance of any Class it will also disclose such information for the other Classes.




Average Annual Total Return (Before Taxes)



   "Average annual total return," as described below, is computed according to a formula prescribed by the SEC. The formula can be expressed as follows:



                               P (1 + T)n = ERV



 Where: P   =   a hypothetical initial payment of $ 1,000.
        T   =   average annual total return.
        n   =   number of years.
        ERV =   Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.



   The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.



                                  Annual Average Total Return
                              for the Fiscal Year Ended April 30, 2003
                              --------------------------------------
                                                             Since
              Class of Shares  1-Year    5-Year  10-Year  Inception/1/
              --------------- ------     ------  -------  -----------
                Class A/2/... (31.44)%    N/A      N/A      (13.76)%
                Class B/3/... (31.93)%    N/A      N/A      (13.67)%
                Class L/4/... (29.74)%    N/A      N/A      (13.45)%
                Class Y/5/...   N/A       N/A      N/A        N/A

--------

/1/ Class A, B and L shares commenced operations on August 31, 1999.


/2/ The average annual total return figure assumes that the maximum 5.00% sales charge has been deducted from the investment at the time of purchase. If the maximum sales charge had not been deducted, the average annual total return for Class A shares would have been (27.85)% and (12.54)% for the same periods.

/3/ The average annual total return figure assumes that the maximum applicable
    Deferred Sales Charge has been deducted from the investment at the time of redemption. If the maximum Deferred Sales Charge had not been deducted, the average annual total return for Class B shares would have been (28.34%), N/A and (13.20)% for the same periods.


/4/ The average annual total return figure assumes that the maximum applicable initial and Deferred Sales Charges have been deducted from the investment at the time of redemption. If the maximum initial and deferred sales charges had not been deducted, the average annual total return for Class L shares would have been (28.34)%, N/A and (13.20)% for the same periods.


/5/ Class Y shares do not incur initial sales charges or Deferred Sales
    Charges. There were no Class Y shares outstanding during the past fiscal year.



Aggregate Total Return (Before Taxes)



   "Aggregate total return" represents the cumulative change in the value of an investment in the Class for the specified period and is computed by the following formula:



                                     ERV-P


                                       P



 Where: P   =   a hypothetical initial payment of $10,000.
        ERV =   Ending Redeemable Value of a hypothetical $10,000
                investment made at the beginning of a 1-, 5- or 10-year period at the end of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and
                distributions.



   The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.



                             Average Annual Total Return for the
                               Fiscal Year Ended April 30, 2003
                             ----------------------------------
                                                         Since
             Class of Shares  1-Year   5-Year 10-Year Inception/1/
             --------------- ------    ------ ------- -----------
               Class A/2/... (31.44)%   N/A     N/A     (41.87)%
               Class B/3/... (31.93) %  N/A     N/A     (41.66)%
               Class L/4/... (29.74)%   N/A     N/A     (41.11)%
               Class Y/5/...    N/A     N/A     N/A       N/A

--------

/1/ Class A, B and L shares commenced operations on August 31, 1999.


/2/ The aggregate total return figure assumes that the maximum 5.00% sales charge has been deducted from the investment at the time of purchase. If the maximum sales charge had not been deducted, the aggregate annual total return for Class A shares would have been (27.85)%, N/A, N/A and (38.81)% for the same periods.


/3/ The aggregate annual total return figure assumes that the maximum applicable Deferred Sales Charge has been deducted from the investment at the time of redemption. If the maximum Deferred Sales Charge had not been deducted, the aggregate annual total return for Class B shares would have been (28.34)%, N/A, N/A and (40.49)% for the same periods.


/4/ The aggregate annual total return figure assumes that the maximum applicable initial and Deferred Sales Charges have been deducted from the investment at the time of redemption. If the maximum initial and Deferred Sales Charges had not been deducted, the aggregate annual total return for Class L shares would have been (28.34)%, N/A, N/A and (40.49)% for the same periods.


/5/ Class Y shares do not incur sales charges or Deferred Sales Charges. There were no Class Y shares outstanding during the past fiscal year.

After-Tax Return



   From time to time the Fund may include after-tax performance information in advertisements. To the extent the Fund includes such information, it will be computed according to the following formulas:





Average Annual Total Return (After Taxes on Distributions)



                               P(1 + T)n = ATVD



Where: P    =   a hypothetical initial payment of $1,000.
       T    =   average annual total return (after taxes on distributions).
       n    =   number of years.
       ATVD =   ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on Fund distributions but not after taxes on redemption.



                                  Average Annual Total Return
                                 (After Taxes on Distributions)
                               for the Fiscal Year Ended April 30, 2003
                               --------------------------------------
                                                               Since
Class of Shares*                1-Year     5-Year   10-Year  Inception
----------------               ------      ------   -------  ---------
Class A....................... (31.44)%     N/A       N/A     (13.85)%
Class B....................... (31.93) %    N/A       N/A     (13.77)%
Class L....................... (29.74)%     N/A       N/A     (13.55)%
Class Y.......................    N/A       N/A       N/A       N/A

--------

* Class A, B and L shares commenced operations on August 31, 1999.



Average Annual Total Return (After Taxes on Distributions and Redemptions)



                               P(1 + T)n = ATVDR



Where: P     =   a hypothetical initial payment of $1,000.
       T     =   average annual total return (after taxes on distributions and redemption).
       n     =   number of years.
       ATVDR =   ending value of a hypothetical $1,000 investment made at
                 the beginning of the 1-, 5-, or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions and redemption.



                                  Average Annual Total Return
                               (After Taxes on Distributions and Redemptions)
                               for the Fiscal Year Ended April 30, 2003
                               --------------------------------------------
                                                                   Since
Class of Shares*                1-Year      5-Year    10-Year    Inception
----------------               ------       ------    -------    ---------
Class A....................... (19.31)%      N/A        N/A       (10.54)%
Class B....................... (19.60)%      N/A        N/A       (10.48)%
Class L....................... (18.26)%      N/A        N/A       (10.31)%
Class Y.......................   N/A         N/A        N/A         N/A

--------

* Class A, B and L shares commenced operations on August 31, 1999.

                          DIVIDENDS AND DISTRIBUTIONS


Dividends and Distributions

   The Fund's policy is to distribute its net investment income and net realized capital gains, if any, annually. The Fund may also pay additional dividends shortly before December 31 from certain amounts of undistributed ordinary income and capital gains realized in order to avoid a federal excise tax liability.


   If a shareholder does not otherwise instruct, dividends and capital gains distributions will be reinvested automatically in additional shares of the same Class at net asset value, subject to no initial sales charge or Deferred Sales Charge. A shareholder may change the option at any time by notifying his Smith Barney Financial Consultant or Service Agent. A shareholder whose account is held directly at the applicable sub-transfer agent should notify the sub-transfer agent in writing, requesting a change to this reinvestment option.


   The per share dividends on Class B and Class L shares of the Fund may be lower than the per share dividends on Class A and Class Y shares principally as a result of the distribution fee applicable with respect to Class B and Class L shares. The per share dividends on Class A shares of the Fund will be lower than the per share dividends on Class Y shares principally as a result of the service fee applicable to Class A shares. Distributions of capital gains, if any, will be in the same amount for Class A, Class B, Class L and Class Y shares.


                                     TAXES





   The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Fund by U.S. persons. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.


The Fund and Its Investments


   The Fund intends to qualify to be treated as a regulated investment company each taxable year under the Code. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.



   As a regulated investment company, the Fund will not be subject to U.S. federal income tax on its investment company taxable income (i.e., taxable income other than any excess of net realized long-term capital gains over net realized short-term capital losses ("net capital gains")) and its net capital gains, if any, that it distributes to its shareholders, provided that the Fund satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its investment company taxable income, plus or minus certain other adjustments as specified in the Code, and (ii) 90% of its net tax-exempt income for the taxable year is distributed in compliance with the Code's timing and other requirements but will be subject to tax at regular corporate rates on any taxable income or gains it does not distribute to its shareholders.


   The Code imposes a 4% nondeductible excise tax on the Fund to the extent it does not distribute by the end of any calendar year at least 98% of its net investment income for that year and 98% of the net amount of its capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.


   If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.



   The Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.



   The Fund's investment in so-called Section 1256 contracts, such as regulated Futures Contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

   Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The Fund will not be eligible to elect to treat any foreign taxes paid by it as paid by its shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own tax returns. Foreign taxes paid by the Fund will reduce the return from the Fund's investments.


   Passive Foreign Investment Companies. If the Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.


   If the Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.


   Alternatively, the Fund may also make a mark-to-market election that would result in the Fund being treated as if it had sold and repurchased all of its PFIC stock at the end of each year. In such case, the Fund would report gains as ordinary income and would deduct losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the Internal Revenue Service (the "IRS"). By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this "phantom" income and gain to satisfy its distribution requirement and to avoid imposition of the 4% excise tax. The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.



Taxation of U.S. Shareholders



   Dividends and Distributions. Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.


   The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net capital gains. The Fund currently expects to distribute any such excess annually to its shareholders. However, if the Fund retains for investment an amount equal to all or a portion of its net capital gains, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United States federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed net capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such net capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

   Distributions of net-long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund.



   All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income.



   Under a recently enacted law, however, special rules apply to regular dividends paid to individuals. Such a dividend, with respect to taxable years ending on or before December 31, 2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the Fund to an individual in a particular taxable year if 95% or more of the Fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the regular dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, "qualified dividend income" generally means income from dividends received by the Fund after December 31, 2002 from U.S. corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax exempt corporations. Also, dividends received by the Fund from a real estate investment trust or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such a real estate investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.



   We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.



   If an individual receives a dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than or equal to 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.


   Dividends and distributions paid by the Fund attributable to dividends on stock of U.S. corporations received by the Fund, with respect to which the Fund meets certain holding period requirements, will be eligible for the deduction for dividends received by corporations. Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

   Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.


   Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.


   Backup Withholding. The Fund may be required to withhold, for United States federal income tax purposes, a percentage of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities.


   Notices. Shareholders will receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.


Other Taxation

   Dividends and distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.


   The foregoing is only a summary of certain material tax consequences affecting the Fund and its shareholders. Prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                            ADDITIONAL INFORMATION


   The Company was incorporated on September 29, 1981 under the laws of the state of Maryland under the name Hutton Investment Series Inc. The Company's corporate name was changed on December 29, 1988, July 30, 1993 and October 28, 1994, to SLH Investment Portfolios Inc., Smith Barney Shearson Investment Funds Inc. and Smith Barney Investment Funds Inc., respectively.



   The Company offers shares of nine separate series with a par value of $.001 per share. The Fund offers shares currently classified into four Classes--A, B, L and Y. Each Class of the Fund represents an identical interest in the Fund's investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges, if any, for each Class; (c) the distribution and/or service fees borne by each Class (except Class Y) pursuant to the Plan; (d) the expenses allocable exclusively to each Class; (e) voting rights on matters exclusively affecting a single Class; (f) the exchange privilege of each Class; and (g) the conversion feature of the Class B shares. The Company's Board of Directors does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The Directors, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.


   As permitted by Maryland law, there will normally be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders. At that time, the Directors then in office will call a shareholders' meeting for the election of Directors. The Directors must call a meeting of shareholders for the purpose of voting upon the question of removal of any Director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of the Fund. At such a meeting, a Director may be removed after the holders of record of not less than a majority of the outstanding shares of the Fund have declared that the Director be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the Directors shall continue to hold office and may appoint successor Directors.


   As used in the Prospectus and this SAI, a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Company (or the affected series or Class) or (b) 67% or more of such shares present at a meeting if more than 50% of the outstanding shares of the Company (or the affected series or Class) are represented at the meeting in person or by proxy. A series or Class shall be deemed to be affected by a matter unless it is clear that the interests of each series or Class in the matter are identical or that the matter does not affect any interest of the series or Class. The approval of the Investment Management Agreement or any change in a fundamental investment policy would be effectively acted upon with respect to the Fund only if approved by a "vote of a majority of the outstanding voting securities" of the Fund; however, the ratification of independent accountants, the election of Directors, and the approval of a distribution agreement that is submitted to shareholders are not subject to the separate voting requirements and may be effectively acted upon by a vote of the holders of a majority of all Company shares voting without regard to series or Class.



   Annual and Semi-Annual Reports. The Fund sends its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by the Fund at the end of the period covered. In an effort to reduce the Fund's printing and mailing costs, the Fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, the Fund also consolidates the mailing of its Prospectus so that a shareholder having multiple accounts (that is, individual, IRA and/or Self-Employed Retirement Plan accounts) will receive a single Prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact their Smith Barney Financial Consultant or the transfer agent.

                             FINANCIAL STATEMENTS


   The Fund's annual report for the fiscal year ended April 30, 2003 was filed on June 27, 2003, Accession Number 0001193125-03-014137, and is incorporated in its entirety by reference.


                               OTHER INFORMATION

   In an industry where the average portfolio manager has seven years of experience (source: ICI, 1998), the portfolio managers of Smith Barney Mutual Funds average 21 years in the industry and 15 years with the firm.

   Smith Barney Mutual Funds offers more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

   That's why we offer four "styles" of fund management that can be tailored to suit each investor's unique financial goals.

   Classic Series--portfolio manager driven funds
   The Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines. Classic Series Funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

   Premier Selections Series--the best ideas, concentrated funds
   A series of Premier Selections funds managed by several of the most experienced and proven managers in the Smith Barney Mutual Fund family is offered. This series of funds is built on a unique strategy of combining complementary investment management styles to create broader, multiclass and multicap products that are distinguished by a highly concentrated focus.

   Research Series--driven by exhaustive fundamental securities analysis Built on a foundation of substantial buy-side research, the Research funds focus on well-defined industries, sectors and trends.

   Style Pure Series--a solution to funds that stray
   The Style Pure Series funds are the building blocks of asset allocation. Other than maintaining minimal cash or under extraordinary conditions, Style Pure Series funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

                                  APPENDIX A


Summary of Manager Proxy Voting Policies and Procedures

   The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Citigroup, Inc. ("Citigroup"). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the "Policies") to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

   In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.

   In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

   In furtherance of the Manager's goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the Manager's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

   CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

   If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

PART C - OTHER INFORMATION

Item 23.  Exhibits

All references are to the Registrant's registration statement on Form N-1A (the "Registration Statement") as filed with the SEC on October 2, 1981(File Nos. 2-74288 and 811-3275).

(a) Articles of Restatement dated September 17, 1993 to Registrant's Articles of Incorporation dated September 28, 1981, Articles of Amendment dated October 14, 1994, Articles Supplementary, Articles of Amendment dated October 14, 1994, Articles Supplementary, Articles of Amendments and Certificates of Correction dated November 7, 1994, are incorporated by reference to Post-Effective Amendment No. 37 to the Registration Statement filed on November 7, 1994. Articles of Amendment dated October 23, 1997 are incorporated by reference to Post-Effective Amendment No. 46 filed on October 23, 1997("Post-Effective Amendment No.46"). Articles of Amendment dated February 27, 1998 are incorporated by reference to Post-Effective Amendment No. 48 dated April 29, 1998. Articles of Amendment dated June 1, 1998 are incorporated by reference to Post-Effective Amendment No. 49 filed on July 16, 1998 ("Post-Effective Amendment No. 49").

(b) Registrant's By-Laws, as amended on September 30, 1992 are incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement filed on April 30, 1993.


(b)(2) Amended and Restated By-Laws are incorporated by reference to Post-Effective Amendment No. 90 to the Registrant's Registration Statement filed on April 30, 2003.


(c) Registrant's form of stock certificate for Smith Barney Hansberger Global Value Fund ("Global Value Fund") and Smith Barney Hansberger Global Value Small Cap Fund ("Small Cap Fund") is incorporated by reference to Post Effective Amendment 46.

(d)(1) Investment Advisory Agreement dated July 30, 1993, between the Registrant on behalf of Smith Barney Investment Grade Bond Fund, Smith Barney Government Securities Fund and Smith Barney Special Equities Fund and Greenwich Street Advisors is incorporated by reference to the Registration Statement filed on

Form N-14 on September 2, 1993, File No. 33-50153.

(d)(2) Investment Advisory Agreements on behalf of Smith Barney Growth Opportunity Fund and Smith Barney Managed Growth Fund is incorporated by reference to Post-Effective Amendment No. 40 filed on June 27, 1995. ("Post-Effective Amendment No.40")

(d)(3) Investment Management Agreements on behalf of Global Value Fund and Global Small Cap Fund between Registrant and Smith Barney Mutual Funds Management Inc. is incorporated by reference to Post-Effective Amendment No. 46.

(d)(4) Sub-Advisory Agreement on behalf of Global Value Fund and Global Small Cap Fund between MMC and Hansberger Global Investors Inc. is incorporated by reference to Post-Effective Amendment No. 46.

(d)(5) Investment Management Agreements on behalf of Smith Barney Small Cap Growth Fund and Smith Barney Small Cap Value Fund between Registrant and Mutual Management Corp. is incorporated by reference To Post-Effective Amendment No. 49.

(e)(1) Distribution Agreement dated July 30, 1993, between the Registrant and Smith Barney Shearson Inc. is incorporated by reference to the registration statement filed on Form N-14 on September 2, 1993.


File 33-50153.

(e)(2) Form of Distribution Agreement between the Registrant and PFS Distributors on behalf of Smith Barney Investment Funds Inc. is incorporated by reference to Post-Effective Amendment No. 40 filed on June 27, 1995.

(e)(3) Form of Distribution Agreement between the Registrant and CFBDS, Inc. is incorporated by reference to Post-Effective Amendment No. 49.

(e)(4) Selling Group Agreement is incorporated by reference to Post-Effective Amendment No.56 filed on February 26, 1999.

(e)(5) Form of Distribution Agreement with Salomon Smith Barney Inc. is incorporated by reference to Post- Effective Amendment No. 77 filed on December 5, 2000 ("Post- Effective Amendment No. 77").


(e)(6) Form of Distribution Agreement between the Registrant and PFS Distributors is incorporated by reference to Post-Effective Amendment No. 81 filed on April 26, 2001 ("Post-Effective Amendement No. 81").

(f) Not Applicable.

(g)(1) Custodian Agreement with PNC Bank, National Association is incorporated by reference to Post - Effective Amendment No. 44 filed on April 29, 1997.

(g)(2) Custodian Agreement with Chase Manhattan Bank is incorporated by reference to Post-Effective Amendment No. 46.

(g)(3) Custodian Agreement with State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 86. herewith.

(h)(1) Transfer Agency and Registrar Agreement dated August 5, 1993 with First Data Investor Services Group, Inc. (formerly The Shareholder Services Group, Inc.) is incorporated by reference to Post-Effective Amendment No. 31 as filed on December 22, 1993 (Post- Effective Amendment No. 31").

(h)(2)Sub-Transfer Agency Agreement between the Registrant and PFS Shareholders Services on behalf of Smith Barney Investment Funds Inc. is incorporated by reference to Post-Effective Amendment No. 40.

(h)(3) Form of Transfer Agency Agreement dated October 1, 1999 between the Registrant and Citi Fiduciary Trust Company (f/k/a Smith Barney Private Trust Company) is incorporated by reference to Post-Effective Amendment No. 77.

(h)(4) Form of Sub-Transfer Agency Agreement dated October 1, 1999 between Citi Fiduciary Trust Company (f/k/a Smith Barney Private Trust Company) and PFPC Global Fund Services (f/k/a First Data Investor Services Group, Inc.) is incorporated by reference to Post-Effective Amendment No. 77.

(h)(5) Form Sub-Transfer Agency Agreement between Citi Fiduciary Trust Company (fka Smith Barney Private Trust Company) and PFS Shareholder Services is incorporated by reference to Post-Effective Amendment No. 81.

(i) Opinion of Robert A. Vegliante, Deputy General Counsel of Smith Barney Mutual Funds Management Inc. filed with the Registrant's rule 24-f2 Notice (Accession No. 000091155-97-000104) is incorporated by reference.

(j)(1) Consents of Independent Auditors filed herewith.

(j)(2) Powers of Attorney is incorporated by reference to Post-Effective Amendment No. 89 to the Registrant's Registration Statement on Form N-1A (File No. 2-74288) as filed with the Securities and Exchange Commission on January 28, 2003.

(k) Not Applicable

(l) Not Applicable

(m)(1) Amended Services and Distribution Plans pursuant to Rule 12b-1 between the Registrant on behalf of Smith Barney Investment Grade Bond Fund, Smith Barney Government Securities Fund, Smith Barney Special Equities Fund and Smith Barney European Fund and Smith Barney, Inc. ("Smith Barney") are incorporated by reference to Post-Effective Amendment No. 37 filed on November 3, 1994 ("Post-Effective Amendment No. 37")

(m)(2) Form of Services and Distribution Plans pursuant to Rule 12b-1 between the Registrant on behalf of Smith Barney Growth Opportunity Fund and Smith

Barney Managed Growth Fund is incorporated by reference to Post-Effective Amendment No. 40.

(m)(3) Form of Services and Distribution Plans pursuant to Rule 12b-1 between the Registrant on behalf of the Global Value Fund and Small Cap Fund is incorporated by reference to Post-Effective Amendment No. 46.

(m)(4) Form of Amended and Restated Shareholder Services and Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of each of its series is incorporated by reference to Post-Effective Amendment No. 49.

(m)(5) Form of Amended and Restated Shareholder Services and Distribution Plan pursuant to 12b-1 of Registrant is incorporated by reference to Post-Effective Amendment No. 77.

(n) Not Applicable.

(o) Form of Plan pursuant to Rule 18f-3 is incorporated by reference to Post-Effective Amendment No.50 to Registration Statement.

(p)(1) Revised Code of Ethics is incorporated by reference to Post-Effective Amendment No. 71 to the Registrant's Registration Statement.

(p)(2) Code of Ethics of Salomon Smith Barney is incorporated by reference to Post-Effective No. 89 to the Registrant's Registration Statement.

(p)(3) Code of Ethics of PFS Distributors, Inc. is incorporated by reference to Post-Effective No. 89 to the Registrant's Registration Statement.


(p)(4) Code of Ethics of Hansberger Global Investors, Inc., as amended and filed herewith.


Item 24.

None.

Item 25. Indemnification

     The response to this item is incorporated by reference to Pre-Effective Amendment No. 1 to the registration statement filed on Form N-14 on October 8, 1993 (File No. 33-50153).

Item 26. Business and Other Connections of Investment Adviser

Investment Adviser - Smith Barney Fund Management LLC ("Smith Barney Fund Management"). Smith Barney Fund Management was incorporated in December 1968 under the laws of the State of Delaware and converted to a Delaware limited liability company in 1999. Smith Barney Fund Management is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc., which in turn is an indirect wholly-owned subsidiary of Citigroup Inc.

Smith Barney Fund Management is registered as an investment adviser under the Investment Advisers Act of 1940. The list required by this item 26 of officers and directors of Smith Barney Fund Management together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Smith Barney Fund Management pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-
8314).

Item 27. Principal Underwriters (a)

a) Citigroup Global Markets Inc. (formerly known as Salomon Smith Barney Inc.), the Registrant's distributor, is the distributor for Smith Barney Trust II, CitiFunds Trust III, CitiFunds Premium Trust, CitiFunds Institutional Trust. Citigroup Global Markets Inc. is the placement agent for Institutional Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Cash Reserves Portfolio.

     Citigroup Global Markets Inc. is also the distributor for the following funds: Salomon Funds Trust, Smith Barney Small Cap Growth Opportunities Portfolio, Smith Barney Investment Series, High Income Opportunity Fund Inc., Intermediate Municipal Fund, Inc., Smith Barney Small Cap Core Fund, Inc., Smith Barney Investment Trust, Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Municipal High Income Fund Inc., Citigroup Investments Corporate Loan Fund Inc., Zenix Income Fund Inc., Real Estate Income Fund Inc., Salomon Brothers Capital Fund Inc., Salomon Brothers Investors Value Fund Inc., Salomon Brothers Fund Inc., Salomon Brothers Institutional Series Fund Inc., Salomon Brothers Series Funds Inc., Salomon Brothers Variable Series Funds Inc., Salomon Brothers Opportunity Fund Inc., Salomon Brothers 2008 Worldwide Dollar Government Term Trust, Salomon Brothers High Income Fund, Salomon Brothers High Income Fund II, The Emerging Markets Income Fund Inc., The Emerging Markets Income Fund II Inc., The Emerging Markets Floating Rate Fund Inc., Global Partners Income Fund Inc., Municipal Partners Fund Inc., Municipal Partners Fund II Inc., Consulting Group Capital Markets Funds, Greenwich Street Series Fund, Smith Barney Adjustable Rate Income Fund, Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Arizona Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Smith Barney Allocation Series Inc., Smith Barney Multiple Discipline Trust, Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Funds, Inc., Smith Barney Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Smith Barney Investment Funds, Inc., Smith Barney Managed Governments Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Smith Barney Muni Funds, Smith Barney Municipal Money Market Fund, Inc., Smith Barney Oregon Municipals Fund Inc., Smith Barney Principal Return Fund, Smith Barney Sector Series Inc., Smith Barney Telecommunications Trust, Smith Barney World Funds, Inc., Travelers Series Fund Inc., and various series of unit investment trusts.

     PFS Distributors, Inc. ("PFS Distributors"), a distributor of the Registrant, is also a distributor for the following funds: Smith Barney Trust II, Greenwich Street Series Funds, Smith Barney Investment Series, Smith Barney California Municipal Fund, Inc., Smith Barney Muni Funds, Smith Barney Sector Funds Inc., Travelers Series Fund, Inc., Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Allocation Series Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Income Funds, Smith Barney Investment Trust, Smith Barney Investment Funds Inc., Smith Barney Managed Municipals Inc., and Smith Barney Money Funds, Inc.

(b) The information required by this Item 27 with respect to each director, officer and partner of Citigroup Global Markets Inc. is incorporated by reference to Schedule A of Form BD filed by Citigroup Global Markets Inc. pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-8177).

(c) Not applicable.

Item 28. Location of Accounts and Records

(1)  Smith Barney Investment Funds Inc.
     125 Broad Street
     New York, New York 10004

(2)  Smith Barney Fund Management LLC
     399 Park Avenue
     New York, New York 10022

(3)  State Street Bank & Trust Company
     225 Franklin Street
     Boston, Massachusetts 02110

(4)  Citicorp Trust Bank, fsb
     125 Broad Street
     New York, New York  10004


(5)  PFPC Global Fund Services
     P.O. Box 9699
     Providence, Rhode Island 02940-9699

(6)  PFS Distributors Inc.
     3120 Breckinridge Blvd.
     Duluth, Georgia 30099-0001


Item 29. Management Services

     Not Applicable.

Item 30. Undertakings

Not applicable

SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, SMITH BARNEY INVESTMENT FUNDS INC., certifies that it meets all the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, State of New York on the 28th day of August, 2003.


SMITH BARNEY INVESTMENT FUNDS INC.


By: /s/ R. Jay Gerken*
    R. Jay Gerken
    Chairman of the Board
    (Chief Executive Officer)

    WITNESS our hands on the date set forth below.

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                        Title                         Date


/s/ R. Jay Gerken         Chairman of the Board              08/28/2003
R. Jay Gerken             (Chief Executive Officer)

/s/ Richard L. Peteka *   Treasurer                          08/28/2003
Richard L. Peteka         (Chief Financial Officer)

/s/ Paul R. Ades *        Director                           08/28/2003
Paul R. Ades

/s/ Herbert Barg*         Director                           08/28/2003
Herbert Barg

/s/ Dwight B. Crane*      Director                           08/28/2003
Dwight B. Crane

/s/ Frank Hubbard*        Director                           08/28/2003
Frank Hubbard

 /s/ Jerome Miller*       Director                           08/28/2003
Jerome Miller

/s/ Ken Miller*         Director                           08/28/2003
Ken Miller


*Signed by R. Jay Gerken, their duly authorized attorney-in-fact, pursuant to power of attorney dated September 20, 2002.

/s/ R. Jay Gerken
R. Jay Gerken

EXHIBIT INDEX



(j)(1) Consents of Independent Auditors

(p)(4) Code of Ethics of Hansberger Global Investors, Inc., as amended.